UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue
New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue
New York, NY 10151

Registrant’s telephone number, including area code: (212) 508-4500
Date of fiscal year end: December 31
Date of reporting period: January 1, 2011 - December 31, 2011

Item 1. Reports to Shareholders.

CORE

Royce Pennsylvania Mutual Fund

Royce Heritage Fund

CORE + DIVIDENDS

Royce Total Return Fund

Royce Dividend Value Fund

FOCUSED

Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Special Equity Multi-Cap Fund

OPPORTUNISTIC THEMES

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Financial Services Fund

MICRO-CAP

Royce Micro-Cap Fund

Royce Discovery Fund

MID-CAP

Royce SMid-Cap Value Fund

Royce Mid-Cap Fund	ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Online Update

This page is not part of the 2011 Annual Report to Shareholders

OPPORTUNISTIC THEMES
RLP
ROF
RVP
RFS
MICRO-CAP
RDF
RMC
FOCUSED
RPR
RSE
RVV
ROH
RFV
PTR
RSM
MID-CAP
RSV
RMM
CORE + DIVIDENDS
ROY
GLOBAL
ROV
RES
INTERNATIONAL
RIS
RGO
RMI
RIP
RTR
CORE
PMF
RHF
QUALIFIED INVESTOR
RS1
RS2
RGS
RSS
ROS
THE ROYCE FUNDS
2011

This page is not part of the 2011 Annual Report to Shareholders | 1

Fund Guide

Understanding How We Think About Our Portfolios

We are often asked, “If small companies are your primary area of focus, why are there so many Royce Funds?” To answer this question, we first point to the distinctive nature of the small-company universe. Small-cap is significantly larger than large-cap both in terms of names—with more than ten times the number of companies—and potential opportunities.

The universe has evolved over the last 15 years into a recognized, professional asset class with a high level of institutional acceptance. Today, there are many small-cap and micro-cap indexes, as well as style indexes and sector groupings. This is why we believe the size and diversity of the universe make it ideally suited for multiple offerings.

Small-cap and micro-cap securities also require their own particular approach. In addition, within each universe there are significant pockets of opportunity, such as dividend-paying companies, low-priced companies, high quality companies, etc., that go beyond classification by market cap. So while our portfolio managers share a common investment approach—one that emphasizes paying attention to risk and buying what each thinks are strong companies at attractively discounted prices—our portfolios also possess important distinctions that make each one unique.

Our Fund Guide is designed to help investors better understand both the different approaches and the common ground among our portfolios.

Each Fund Category provides insight into how the respective portfolios are managed, while a closer look at our materials allows investors to see other important differences—capitalization range, volatility, other investment themes, portfolio diversification—within each category. We think that understanding these differences can be helpful in asset allocation decisions, especially when investors incorporate more than one Royce offering within their portfolios.

Investment Universe

Our universe consists of three primary markets: micro-cap, small-cap and mid-cap companies. The Funds may also invest in foreign securities to varying degrees.

U.S. Micro-Cap Market Caps up to $500 million[1]
•  More than 3,030 companies
•  More than $330 billion in total capitalization

This area offers many choices, but also features limited trading volumes and higher volatility.

U.S. Small-Cap Market Caps between[1]
$500 million and $2.5 billion
•  More than 1,100 companies
•  More than $1.3 trillion in total capitalization

This segment is more efficient, offering greater trading volumes and narrower bid/ask spreads.

U.S. Mid-Cap Market Caps between[1]
$2.5 billion and $15 billion
•  More than 675 companies
•  More than $4.0 trillion in total capitalization

Mid-cap companies generally possess more established businesses that attract greater institutional interest and thus enjoy greater liquidity.

Foreign Securities[2]
 This market consists of more than 15,350 companies in developed countries.

Sources:
[1] Compustat as of 12/31/11
[2] Reuters as of 12/31/11

2 | This page is not part of the 2011 Annual Report to Shareholders

Multiple offerings tailored to specific investor needs.

CORE
Royce Pennsylvania Mutual Fund

Royce Heritage Fund

Generally invest across a wide spectrum of small companies using a diversified approach. We select stocks in these Funds using our core investment approach, which is based on attractive valuation, balance sheet quality and returns on invested capital. We developed this approach during the 1970s and ’80s in our flagship, Royce Pennsylvania Mutual Fund. These Funds may also incorporate ideas used in other portfolios, such as low-priced stocks, dividend-paying stocks, above-average growth companies and international securities.

CORE + DIVIDENDS
Royce Total Return Fund

Royce Dividend Value Fund

Generally invest in a diversified portfolio of dividend-paying smaller companies using our core investment approach. We believe that an investment strategy that seeks both long-term growth and current income has the potential to generate above-average absolute returns over full market cycles with less volatility. These Funds may also invest a portion of the portfolio in preferred stocks and in fixed income securities, such as convertible bonds.

FOCUSED
Royce Premier Fund

Royce Special Equity Fund

Royce Value Fund

Royce 100 Fund

Royce Focus Value Fund

Royce Partners Fund

Royce Special Equity Multi-Cap Fund

Generally employ a more limited portfolio approach—typically holding no more than 100 positions—and whose holdings possess what we believe are attractive valuations and higher-quality characteristics. These include strong balance sheets, above-average returns on invested capital and the ability to generate free cash flow.

OPPORTUNISTIC THEMES
Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Value Plus Fund

Royce Financial Services Fund

Generally invest in companies considered more opportunistic, with each emphasizing different themes, such as turnarounds, special situations, low-priced stocks and/or companies with high growth prospects. These portfolios are in general highly diversified and have the potential for higher returns, commensurate with each Fund’s higher level of risk.

MICRO-CAP
Royce Micro-Cap Fund

Royce Discovery Fund

Generally invest in micro-caps, those companies with market capitalizations up to $500 million, using our core investment approach. Due to the sector’s size and limited research coverage, there is more opportunity to find pricing inefficiencies. Therefore, we believe that the potential for higher returns, commensurate with a higher level of risk, is greater than for any other capitalization sector of the domestic equity marketplace.

MID-CAP
Royce Smid-Cap Value Fund

Royce Mid-Cap Fund

Generally invest in mid-caps, those companies with market capitalizations from $2.5 billion to $15 billion, or smid-caps, those companies with market capitalizations from $500 million to $10 billion. While not restricted by number of holdings, we typically employ a more concentrated approach when investing in these companies, holding proportionately larger positions in a relatively limited number of stocks.

Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Each Fund may invest a portion of its net assets in foreign securities, which may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.)

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Performance and Expenses	Through December 31, 2011

	Average Annual Total Returns					Gross Annual	Net Annual
CATEGORY				Since	Since	Operating	Operating
Fund	1-Year	5-Year	10-Year	Inception	Inception Date	Expenses	Expenses
CORE

Royce Pennsylvania Mutual Fund	-4.17%	1.63%	7.92%	n.a.	n.a.	0.90%	0.90%

Royce Heritage Fund	-9.32	2.53	7.37	13.28%	12/27/95	1.51	1.51

CORE + DIVIDENDS

Royce Total Return Fund	-1.68	1.55	7.24	10.51	12/15/93	1.17	1.17

Royce Dividend Value Fund	-4.55	3.22	n.a.	7.20	5/3/04	1.58	1.51

FOCUSED

Royce Premier Fund	-0.86	6.19	10.46	12.03	12/31/91	1.12	1.12

Royce Special Equity Fund	0.08	5.29	9.37	8.72	5/1/98	1.16	1.16

Royce Value Fund	-7.41	2.71	9.23	10.56	6/14/01	1.46	1.46

Royce 100 Fund	-6.52	4.13	n.a.	10.02	6/30/03	1.50	1.49

Royce Focus Value Fund	-13.88	n.a.	n.a.	15.88	2/27/09	1.96	1.50

Royce Partners Fund	-11.66	n.a.	n.a.	7.46	4/27/09	3.76	1.53

Royce Special Equity Multi-Cap Fund	7.20	n.a.	n.a.	7.20	12/31/10	1.52	1.39

OPPORTUNISTIC THEMES

Royce Low-Priced Stock Fund	-14.58	2.47	7.28	11.99	12/15/93	1.64	1.53

Royce Opportunity Fund	-12.95	0.09	7.73	11.56	11/19/96	1.18	1.18

Royce Value Plus Fund	-9.98	-1.51	9.43	10.94	6/14/01	1.44	1.44

Royce Financial Services Fund	-11.29	-3.09	n.a.	4.09	12/31/03	2.12	1.67

MICRO-CAP

Royce Micro-Cap Fund	-12.10	2.39	8.91	12.50	12/31/91	1.54	1.54

Royce Discovery Fund	-2.24	-2.42	n.a.	4.50	10/3/03	3.04	1.49

MID-CAP

Royce SMid-Cap Value Fund	-11.57	n.a.	n.a.	0.38	9/28/07	2.40	1.49

Royce Mid-Cap Fund	-6.78	n.a.	n.a.	5.15	12/31/09	2.64	1.49

Russell 2000 index	-4.18	0.15	5.62	n.a.	n.a.	n.a.	n.a.

1 Not annualized

Royce Pennsylvania Mutual Fund’s average annual total return for the 35-year period ended 12/31/11 was 13.43%.

Important Performance, Expense and Risk Information
 All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage and Micro-Cap Funds at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, if any, to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Dividend Value, 100, Focus Value, Partners, Low-Priced Stock, Financial Services, Discovery and SMid-Cap Value Funds through April 30, 2012 and at or below 1.99% for Royce Partners and Discovery Funds through April 30, 2021; 1.49% for Royce Mid-Cap Fund through April 30, 2013 and 1.99% through April 30, 2021; and 1.99% for Royce SMid-Cap Value Fund through April 30, 2021; and 1.39% for Royce Special Equity Multi-Cap Fund through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of the Funds’ Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Funds’ Investment Class. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. Distributor: Royce Fund Services, Inc.

4 | This page is not part of the 2011 Annual Report to Shareholders

Portfolio Characteristics	As of December 31, 2011

CATEGORY Fund	Portfolio Composition Market Cap Breakdown	 Foreign Securities	Portfolio Approach	Volatility
CORE				
Royce Pennsylvania Mutual Fund		0% 35%	Diversified	Low
Royce Heritage Fund		0% 35%	Diversified	High
CORE + DIVIDEND				
Royce Total Return Fund		0% 35%	Diversified	Low
Royce Dividend Value Fund		0% 35%	Diversified	Low
FOCUSED				
Royce Premier Fund		0% 35%	Limited	Low
Royce Special Equity Fund		0% 35%	Limited	Low
Royce Value Fund		0% 35%	Limited	High
Royce 100 Fund		0% 35%	Limited	High
Royce Focus Value Fund[1]		0% 35%	Limited	—
Royce Partners Fund[1]		0% 35%	Limited	—
Royce Special Equity Multi-Cap Fund[1]		0% 35%	Limited	—
OPPORTUNISTIC THEMES				
Royce Low-Priced Stock Fund		0% 35%	Diversified	High
Royce Opportunity Fund		0% 35%	Diversified	High
Royce Value Plus Fund		0% 35%	Diversified	High
Royce Financial Services Fund		0% 35%	Limited	Moderate
MICRO-CAP				
Royce Micro-Cap Fund		0% 35%	Diversified	Moderate
Royce Discovery Fund		0% 35%	Diversified	Moderate
MID-CAP				
Royce SMid-Cap Value Fund		0% 35%	Limited	High
Royce Mid-Cap Fund[1]		0% 35%	Limited	—

1 The Fund does not have the three years of history required for calculating a volatility score.

Market Cap Breakdown Key: Micro-Cap Small-Cap Mid-Cap Large-Cap
Investment Universe
Micro-Cap: Market Caps up to $500 million

Small-Cap: Market Caps between $500 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $15 billion

Foreign Securities: Non-U.S. securities are those securities that do not trade on a U.S. exchange, trade outside the U.S. and/or are issued by companies that are domiciled outside the U.S.

Portfolio Approach
Diversified: A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

 Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (371 funds as of 12/31/11). For Royce Financial Services Fund, all financial funds tracked by the Morningstar with at least three years of history (32 funds as of 12/31/11) are included. For Royce SMid-Cap Value Fund, all mid-cap stock funds with weighted average market caps between $500 million and $10 billion tracked by Morningstar with at least three years of history (420 funds as of 12/31/11) are included. We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

This page is not part of the 2011 Annual Report to Shareholders | 5

Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. While flourishing in an up market is wonderful, surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both an up and down market period.

Since the Russell 2000’s inception on 12/31/78, there have been 10 full market cycles, with the most recent peaking on 4/29/11. Market cycles are defined as those that have retreated at least 15% from a previous market peak and have rebounded to establish a new peak above the previous one. Each market cycle contains a peak-to-trough and a trough-to-peak period. Interestingly, over the small-cap index’s 30+ year history, each style index—the Russell 2000 Value Index and the Russell 2000 Growth Index—outperformed in five of the 10 full market cycles. In fact, leadership has alternated between growth and value over the last six cycles. If history were to adhere to this pattern, value would lead in the current cycle that began on 4/29/11.

Peak-to-Peak (7/13/07–4/29/11)
The most recently completed cycle lasted approximately three and a half years and saw a modest gain for the small-cap index. Small-cap value was actually underwater for the full cycle, while small-cap growth was marginally positive. All but two of The Royce Funds in this table outperformed the small-cap index for the just completed cycle.

Peak-to-Trough (7/13/07–3/9/09)
Performance during the peak-to-trough phase of the most recent cycle was especially difficult, encompassing the financial crisis of late 2008 and early ’09. Surprisingly, growth narrowly outperformed value during this phase. Of The Royce Funds in this table, all but one either matched or outperformed the index during this down phase.

Trough-to-Peak (3/9/09–4/29/11)
The dynamic market recovery lasted 25 months and saw the small-cap index appreciate almost 160% (50%+ per annum). Both value and growth saw substantial gains during this period, although growth once again provided the advantage. Six of The Royce Funds in the table outperformed their respective benchmarks.

All performance information above reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance quoted. See pages 4-5 for important performance and risk information for all of the above funds.

SMALL-CAP MARKET CYCLE: RUSSELL 2000 INDEXES TOTAL RETURNS

ROYCE U.S. EQUITY FUNDS VS. RUSSELL 2000 INDEX: MARKET CYCLE RESULTS

	Peak-to- Peak 7/13/07- 4/29/11	Peak-to- Trough 7/13/07- 3/9/09	Trough-to- Peak 3/9/09- 4/29/11	Peak-to- Current 4/29/11 12/31/11
Russell 2000	6.6%	-58.9%	159.3%	-13.5%

Russell 2000 Value	-1.4	-61.1	153.7	-12.8

Russell 2000 Growth	14.3	-56.8	164.4	-14.2

CORE

Royce Pennsylvania Mutual	11.6	-57.0	159.4	-14.1

Royce Heritage	25.3	-56.6	188.6	-17.9

CORE + DIVIDENDS

Royce Total Return	6.8	-54.2	133.4	-9.5

Royce Dividend Value	21.6	-53.1	159.5	-11.8

FOCUSED

Royce Premier	29.9	-49.0	154.5	-12.1

Royce Special Equity	20.8	-42.7	110.8	-6.7

Royce Value	17.4	-54.1	156.1	-17.2

Royce 100	27.6	-49.7	153.9	-15.3

Royce Focus Value	n.a	n.a.	93.8	-20.5

Royce Partners	n.a	n.a	n.a	-17.9

Royce Special Equity Multi Cap	n.a	n.a	n.a	-2.9

OPPORTUNISTIC THEMES

Royce Low-Priced Stock	27.2	-55.9	188.3	-21.7

Royce Opportunity	6.9	-69.2	247.5	-19.3

Royce Value Plus	-3.0	-58.9	136.1	-17.9

Royce Financial Services	1.2	-56.6	133.1	-17.3

MICRO-CAP

Royce Micro-Cap	24.9	-56.2	184.9	-20.0

Royce Discovery	-6.1	-58.7	127.5	-8.8

MID-CAP

Royce SMid-Cap Value	n.a.	n.a.	140.3	-20.0

Royce Mid-Cap	n.a	n.a	n.a	-15.8

6 | This page is not part of the 2011 Annual Report to Shareholders

Letter to Our Shareholders

Capitulation
A few years ago, we wrote that markets resemble Tolstoy’s families: All the happy ones are alike, and all the unhappy ones are unhappy in their own way. The past calendar year’s stock market results, which place it mostly, but not entirely, in the “unhappy” category, offer a striking example. One only has to compare it to recent years of poor performance to see its singularity. In 2008, stock markets across the globe cratered as part of a global financial crisis that saw once-mighty titans of Wall Street collapse. The crisis also had the effect of worsening both a correction in housing prices and a worldwide recession. (Of course, much of the globe’s current difficulties in capital markets and economies can be traced back to this event.) The crisis saw a widespread exit from stocks, with major indexes in the U.S. and elsewhere posting sizable double-digit losses for the year. Earlier in the decade, 2002 saw mostly negative results as the exploding Internet Bubble and the lingering effects of the events of 9/11 led many investors to sell equities. Results were mostly negative, but within a much larger range, depending on one’s exposure to Technology and related areas.
    We suspect that, unlike those of 2002 and 2008, the stock market of 2011 will be remembered not for cataclysmic events or the severity of its losses, which weren’t nearly as bad as one might think, but for its daily drama of extreme volatility. The days between late April and the end of the year saw increasing numbers of investors opting to get out of equities, and stay out, which resulted in a large-scale capitulation that rivaled anything we have seen during other recent bearish periods,
We suspect that, unlike those of 2002 and 2008, the stock market of 2011 will be remembered not for cataclysmic events or the severity of its losses, which weren’t nearly as bad as one might think, but for its daily drama of extreme volatility.

This page is not part of the 2011 Annual Report to Shareholders | 7

When used in a financial context, the
technical definition of ‘correlation’
is “a statistical measure of how two
securities move in relation to one
another.” Recently, this typically
obscure data point has moved into
the lexicon of mainstream investors
as it aptly describes the sort of
stock market returns that we have
experienced over the last few years.
That is, returns have been highly
“correlated” as the majority of stocks,
irrespective of sector, industry, market
cap, nation of origin or ostensible
investment profile (i.e., value or
growth), have either done well, as in
2009 and 2010, or poorly, as they did
in 2008 and 2011.

Why is correlation important?
Correlated markets present definite
challenges for disciplined contrarian
investors like ourselves. There is
simply not much incremental reward
for the contrary stance when share
prices are rising or falling more or
less indiscriminately throughout the
world’s stock markets. Our practice is
to go against the grain by investing
in companies or industries that
most investors are neglecting while
we ignore trendy or fast-growing
segments of the market that others
are championing. Our fundamental

Continued on page 10...
Letter to Our Shareholders

when results were far, far worse. This last point made the past year as fascinating as it was frustrating. Investors fled or avoided stocks for many reasons—because they lacked confidence in political leaders both here at home and abroad to deal effectively with the challenges of stimulating the economy and responsibly coping with enormous debt; because they couldn’t bear the barrage of headlines with their seemingly endless parade of bad news; and because they simply ran out of patience with the daily jumps and dives of a market struggling to make sense of it all.
     Absent from this list is the state of the companies themselves. We would humbly suggest that the most relevant reasons why one would choose to invest in a business—its merits as a company, its prospects and the relationship these have to its stock price—were largely, if not wholly neglected through the market’s most tumultuous months. Again, this was unlike 2002, which for many Internet companies was an “Emperor’s New Clothes” moment, and 2008, when the threat was systemic and fundamentals were, at least at the most tense moments, irrelevant. The disconnect between stock prices and fundamentals for many companies, including many small-caps, remains wide as we enter 2012. While this created no end of short-term disappointments for us—2011 being one of the most challenging years for The Royce Funds in our history—it has also provided ample seeding for what we hope will be a bountiful harvest in the years to come. Following a recap of 2011 performance, we will offer a more detailed explanation of our optimism below.

Correlation
Perhaps the most notable thing about 2011 was how little returns shifted in the U.S. markets. High volatility was the order of the day through much of the year across most of the globe and was very much in evidence between August and the end of December. However, by the time the year ended, the major U.S. indexes posted returns that felt less like a bang than a whimper. After a solidly positive first half, the small-cap Russell 2000 Index came through the wild second half with a loss of 9.8%. For the same period, its large-cap counterparts, the Russell 1000 and S&P 500 Indexes, lost less, down 4.6% and 3.7%, respectively, while the more tech-laden Nasdaq Composite declined 6.1%.
     These single-digit declines belie the tortuous road of the year’s last six months. During the third quarter, each of the aforementioned indexes suffered significant double-digit losses, with the Russell 2000 down 21.9%, the Russell 1000 falling 14.7%, the S&P 500 off 13.9% and the Nasdaq losing 12.9%. Fears of European defaults and the possibility of a double-dip recession in the U.S. were factors, though U.S. and European investors may well have been more motivated to sell based on their utter lack of confidence in the abilities of the developed world’s political leaders to meet the challenges of economic stagnation and staggering government debt. When some progress seemed to be made on these fronts, share prices rebounded through much of the fourth quarter. The bull run

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was dominated by an October rally just as the third-quarter downturn was primarily driven by a disastrous August and September. Each major index finished the fourth quarter with double-digit gains. Small-caps led the way in this dynamic period, gaining 15.5%, compared to a gain of 11.8% for both the Russell 1000 and S&P 500 Indexes, and 7.9% for the Nasdaq. Yet after all the Sturm und Drang in 2011—in its second half in particular—here is where the four domestic indexes wound up for the calendar year: The Russell 2000 fell 4.2%, the Russell 1000 gained 1.5%, the S&P 500 climbed 2.1%, and the Nasdaq lost 1.8%. After a year of prices leaping and crashing, the U.S. stock markets did not move much at all. Were the bullish October and the less wildly volatile months of November and December positive signs that investors were beginning to pay less attention to headlines and more to company fundamentals? We would like to think so, but this remains an open question.
The disconnect between stock prices and fundamentals for many companies, including many small-caps, remains wide as we enter 2012.
    The ongoing possibility of government defaults in Portugal, Italy, Ireland, Greece, and Spain, as well as the resulting economic slowdown that gripped much of Europe, continued to weigh heavily on the minds of investors in the second half. This anxiety was reflected in the larger calendar-year losses for global, international and European indexes. The Russell Global ex-U.S. Small Cap Index finished the year down 18.7%, behind its large-cap sibling, the Russell Global ex-U.S. Large Cap Index, which declined 13.8%. Each enjoyed a modestly positive first half, up 0.8% and 4.1%, respectively, before succumbing to the same woes that afflicted the U.S. markets in the third quarter. The Russell Global ex-U.S. Small Cap was down 19.4% and its large-cap equivalent lost 20.1% in the third quarter. So far, so close to their U.S. compeers. Yet the non-U.S. markets lagged behind considerably in the fourth quarter, with the Russell Global ex-U.S. Small Cap gaining a paltry 0.1% and its large-cap sibling climbing 3.6%. It remains to be seen whether this was a temporary phenomenon, a sign that the global economy outside the U.S. remains weak, or was evidence that the U.S. economy, for all its struggles, remains fundamentally strong on both an absolute and relative basis.
    U.S. mid-cap stocks acquitted themselves well enough, though they did not lead the market in the second half as they did in the first, when the Russell Midcap Index gained 8.1%. The mid-cap index slid 18.9% in the third quarter before rebounding 12.3% in the fourth. For the year as a whole, the Russell Midcap was down 1.6%. As measured by the Russell Microcap Index, domestic micro-cap stocks continued to struggle, which was unsurprising in a market that saw investors growing less and less comfortable with risk through the end of September. After finishing the first half with a 3.1% gain, the micro-cap index declined 22.7% in the third quarter. So while its fourth-quarter gain of 13.8% was strong, it was not enough to shore up earlier losses. The Russell Microcap Index closed out 2011 with a 9.3% loss.

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analysis seeks to identify discounts
when intrinsic value becomes
meaningfully detached from stock
prices. In general, we look for well-
managed businesses with pristine
financial profiles and histories of high
returns on invested capital that are
attractively priced on an absolute
basis. To find these attributes in
common often means that a company
has disappointed a set of shareholders
for any number of reasons such as poor
management execution, challenging
business conditions, increased
competition or earnings misses.

While still in an environment that
offers plenty of opportunity to locate
these kinds of companies, often in
industries that are falling out of favor
and/or are nearing the bottom of
a business cycle, our efforts are not
being rewarded as distinctly. Markets
where correlation is more historically
normal often see us enjoying the fruits
of earlier contrarian investments
that fit the profile we described. This
combination of reaping the benefits
of previous efforts while repositioning
for the future has historically led to
long-term performance differentiation
versus both small-cap indexes and
peers. Yet a correlated market can
constrict both kinds of opportunity.

There are two other, related
challenges: Highly correlated up
markets tend to reward passively
managed index funds and ETFs
(Exchange Traded Funds) because of
their inherently lower fee structure
and fully invested status. Correlated
downturns can also foster greater
demand for these same vehicles

Continued on page 12...

Letter to Our Shareholders

Consternation
Loss looms rather large over this year’s Review and Report. We were disappointed that we did not do better, especially in a year that saw mostly poor results for smaller companies. For decades, we have made risk management a central part of what we do here at Royce, and in 2011 we did not meet that challenge successfully in several portfolios. So while we are encouraged by the large number of opportunities that we sought to take advantage of throughout the year, the sting of a poor showing will remain sharp until performance improves.
     Net losses were most significant in sectors in which many of the Funds have both relatively large weightings and high hopes for future profits. Materials companies, particularly those in the metals & mining industry, were hurt by volatile gold and silver prices. Energy stocks faced a volatile and challenging market, while many Information

[1] Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage and Micro-Cap Funds at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

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Technology companies failed to rebound in accordance with our expectations. Finally, performance in portfolios with greater exposure to non-U.S. stocks suffered as both European and Asian markets posted more substantial losses than those in the U.S.
     Even as we grapple with the year’s disappointments, we were struck by the inconsistent, decidedly nonlinear direction of average annual total returns for the Funds and for the major equity indexes over longer-term periods. The one- and five-year returns are low to negative, while the three-year numbers are terrific. The difference between the three- and five-year results is attributable to the former period spanning all of the recovery that ran from March 9, 2009 through April 29, 2011, along with just the tail end of the 2008 crisis and the volatile market of the last seven months of 2011. The five-year period encompassed all of these events as well as the low returns of 2007 and the deep declines of 2008. Most interesting to us is the 10-year period ended December 31, 2011, which includes the full peak-to-peak cycle that ran from July 13, 2007 through April 29, 2011, as well as the bulk of the previous cycle, which began on March 9, 2000 and lasted until July 13, 2007. This cycle includes, then, a large part of one major market dislocation—the bursting Internet bubble—and the bear market that was intensified by the global financial crisis in the fall of 2008. Even with these difficulties, small-cap results were solid for the Russell 2000 and very strong to solid for several Royce-managed portfolios. In fact, all of The Royce Funds with more than 10 years of history outpaced the small-cap index for this period.

Contention

As we take the measure of the micro-cap, small-cap and mid-cap universe, we like much of what we see. We remain disciplined, bottom-up stock-pickers with a time horizon measured in years, so our sights are trained squarely on the long run. From that vantage point, we see a strong case to be made for investing in equities. What has gotten lost in all of the fiscal worry and political melodrama of the last couple of years is the fact that many companies across the globe, and certainly here in the U.S., successfully navigated the recession and have been effectively managing their way through the current slow-growth economy. The overall condition of corporate balance sheets and cash flows—two key metrics in our security analysis process—is excellent. So we expect that as the economy continues to grow and political leaders finally begin to implement workable policies, more investors will begin to notice that fundamentals are strong throughout the equity world, which should help to usher in a solid decade for stocks, one that we suspect will feature frequent leadership rotation between asset classes and between higher quality and more speculative stocks.

What has gotten lost in all of the fiscal worry and political melodrama of the last couple of years is the fact that many companies across the globe, and certainly here in the U.S., successfully navigated the recession and have been effectively managing their way through the current slow-growth economy. The overall condition of corporate balance sheets and cash flows—two key metrics in our security analysis process—is excellent.

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as investors become frustrated
with mounting losses. In addition,
investors, losing sight of the long
view, also tend to lose their appetite
for actively managed products
when short-term performance
differentiation is diminished.

Unsurprisingly, then, a correlated
market usually indicates a low
tolerance for risk. While this
can help over the long run—the
rampant selling during the last
seven months of 2011 created as
large a set of purchase opportunities
as we’ve seen in nearly three years—
it also equates to ample levels of
emotional and undifferentiated
selling, which hinders more
established positions from rising to
price levels that our analysis indicates
they are capable of attaining.

Throughout much of 2011, we
found ourselves building existing
positions and revisiting old favorites
at least as frequently as investing
in new companies. In all cases, our
purchases comprised high-conviction
ideas as we sought to ultimately tap
the inevitable differentiation that
occurs between corporate performance
and correlated investor sentiment.
While not necessarily rewarding in
the short run, taking advantage of
such mispricings remains the best
way we know of building strong,
long-term performance.

Letter to Our Shareholders

     In our estimation, small-caps look very well-positioned to bounce back strong as part of a general upward move for equities. More specifically, some recent research has shown that high-quality small-caps, as measured by returns on invested capital (ROIC), are not only cheap on an absolute basis, but relative to their large-cap counterparts as well. There has been a lot of recent analysis devoted to showing that small-caps are statistically more expensive than large-caps, yet many of the companies that have been drawing our interest are not. It comes as no surprise, then, that we think this is a very opportune time for active small-cap management. Historically, when returns are both highly correlated and underwhelming, inefficiencies develop that we seek to use to our long-term advantage. We are confident that active small-cap managers can generate satisfactory absolute results when returns begin to differentiate again. As we detailed in a research paper on the importance of active small-cap management, consistency, discipline and a long-term investment horizon are critical to realizing the goal of strong absolute long-term results that, as a byproduct of that effort, have also beaten small-cap benchmarks. The last several years have certainly underscored the poor track record of predictions for markets and economies, but as equity returns become less closely correlated, we see the potential for active and disciplined small-cap management to succeed.

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Conclusion
This is the environment for which we have been preparing. We invested in 2011 in much the same way that we have since 1972—with a disciplined, long-term approach that searches far and wide for what we deem are attractive prices for great companies. Historically, we have sought to use volatility as part of our arsenal of tactics. Highly volatile markets tend to create even greater opportunities because they drive share prices lower, and they do so with little or no regard for a business’s fundamentals. While this helped to create a host of short-term disappointments last year, at the same time it presented us with a number of what we believe are very promising long-term opportunities. It is also important to point out that, though daily volatility was very high, monthly returns in 2011 were not as wildly out of sync with other years as the day-to-day drama might lead one to believe. We think that we are in a new era of high daily volatility that investors will better adjust to in 2012 and beyond. More important is our belief that fundamentals are much better than the headlines; that quality will continue to be an important driver of long-term outperformance; and that non-U.S. small-caps will enjoy improved performance in the years to come.
We think that we are in a new era of high daily volatility that investors will better adjust to in 2012 and beyond. More important is our belief that fundamentals are much better than the headlines; that quality will continue to be an important driver of long-term outperformance; and that non-U.S. small-caps will enjoy improved performance in the years to come.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2012

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Why Volatility Is the Friend of Discipline

Throughout much of Royce’s history, we have talked about our attempts to use stock market volatility to our advantage without offering a great deal of detail about precisely how that works. We have always made an implicit assumption that the bulk of our readers nod in agreement with statements, which tend to proliferate in our materials during bear markets, that describe market tumult as the value investor’s friend. With close to four years of particularly tumultuous markets in the books (and who-knows-what still to come), we reexamined this and concluded that volatility was a subject worth discussing at greater length, both for its own sake and for the sake of offering more details about how and why volatile stock prices play such a crucial role in our quest for strong absolute returns achieved over the long term.

     First, we have an unshakeable conviction that entry price is a key constituent of attractive long-term results. We also believe strongly in the idea that success in equity investing is best and most consistently achieved with a disciplined approach that values deep knowledge about companies, much of which focuses on establishing the worth of a business. Our analysis of the intrinsic value of a business is among the primary factors used in determining what we think we should pay for a stock in order to potentially maximize our return while also seeking to minimize risk.
      This is where volatility becomes key. In highly volatile markets, increasingly emotional and/or short-sighted sellers tend to keep on selling, allowing us

     The term ’volatile’ originally derives from Chemistry, defined in that discipline by the American Heritage Dictionary as “evaporating readily at normal temperatures and pressures” or “capable of being readily vaporized,” which unfortunately may describe some investors’ experiences with equity returns over the last few years. In a more general sense, it means (among other related things),”tending to vary often, as in price: the ups and downs of volatile stocks.” In one sense, then, the globe’s equity markets are volatile every day as each day’s trading brings changing prices. However, there is a range of price movement that is widely viewed as “normal” or “typical,” though that range is admittedly flexible depending on current and past market conditions. (The most popular measure of stock market volatility is the Chicago Board Options Exchange Market Volatility Index, commonly referred to as ‘the VIX,’ which measures the implied volatility of S&P 500 index options.)

to buy opportunistically. As bottom-up, quality-centric investors, we like to see stock prices with a pronounced downside disconnect between a company’s fundamentals (such as a strong balance sheet, long-term earnings history and positive cash flow) and its share price. The greater the difference, the more promising the opportunity.
     The bulk of our purchases throughout 2011 (and large swaths of the last four years) have followed this pattern. Of course, few of the purchases made in 2011 have borne fruit to date. Since we typically hold stocks for two to five years, this is not troubling. If anything, the turbulence of the last few years has only solidified the importance of our long-term outlook. As we wade through a still unsettled global economy, governments throughout the developed world overburdened with debt and a thus-far fragile (and mostly jobless) economic recovery underway here in the U.S., we find an investment horizon measured in years is even more of a necessity than it usually is.

     Over the last few years, certainly since the fall of 2008, market volatility has seen frequent and often dramatic spikes, with the just-ended 2011 adding several more heart-stopping sessions, especially between August and November. It is not our task here to determine whether or not the market’s extreme behavior during this period was good, bad or otherwise. Instead, we want to offer our take on the market’s recent activity as an illustration of how we seek to use dramatic swings in share prices to help us build wealth for our shareholders over the long run.

     So while last year was highly challenging and at times very frustrating, we have been pleased with the values that we have found in micro-cap, small-cap and mid-cap companies across the globe. Along with the slowly improving U.S. economy, these opportunities, which high volatility has been instrumental in creating, give us a quiet optimism about the years ahead, a sense of confidence made possible by the market’s wild swings.

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Fund Focus

We have been managing our flagship, Royce Pennsylvania Mutual Fund (PMF), since late 1972 and thus will be celebrating 40 years at the helm later in 2012. During much of that time, “Royce” was not part of the portfolio’s name, which is probably why we received so many questions over the years: “Are your offices in Philadelphia or Pittsburgh?” “Do you only buy stocks of companies based in Pennsylvania?” “Can I also buy life insurance from you?” “Do you only buy railroad stocks, since so many rail companies are located in the Keystone State?” “Isn’t this a Pennsylvania muni-bond fund?” “What part of Pennsylvania does the portfolio manager live in or come from?” (Just to be clear, our offices have been in New York City since before Chuck became involved with the portfolio, which has been a diversified equity fund since the early ’60s, with no connection to life insurance or the state of Pennsylvania except its name.)
     We’re not sure that changing the name would have helped to clarify matters. Removing “Pennsylvania” and substituting something else may have only served to replace one sort of confusion with another. As much as certain people have supposed that the operation of the Fund had to relate to its name in some way, others have had a definite association of the portfolio with Chuck Royce. So we have chosen to leave well enough alone and keep the Fund’s name, originally chosen back in the early ’60s because one of its then managers at the time kept a summer home in Pennsylvania.
     We also like the fact that PMF is one of a small group of “Grand Old Funds” that enjoys a long history with the same manager and consistent investment approach. When

Chuck first took up the reins of portfolio manager in 1972, his approach was not quite the same as it is today, though his singular approach began to take shape soon afterward. His focus on small-caps was based both on his prior work as a director of research for a small Wall Street firm and the plentiful number of opportunities that the asset class offered. At the same time, the bear market of 1973-4 convinced Chuck of the importance of preserving capital. He concluded that striving to hang onto wealth was as crucial as building it. Chuck therefore sought out companies for PMF’s portfolio whose businesses were unrecognized by most (if not all) of Wall Street or were poorly understood by other investors.
     This approach remains the foundation of what we do today in our portfolios here at The Royce Funds. Although each manager brings nuances of his or her own to our approach, each is committed to finding good businesses whose stock prices are trading at attractive discounts. In fact, many of the ideas and themes that we use in our portfolios today were first developed in PMF’s portfolio.
     As we look back, we remain proud of the Fund’s long-term performance history, and not simply because of its strong absolute and relative results. The relatively lower volatility of PMF’s returns over long-term periods, which includes three- to 35-year time spans, is also something in which we take great pride (see the table below). Another hallmark of the Fund’s long-term historical performance has been its ability to weather down market periods, something that goes directly toward meeting our goal of capital preservation (see page 6 for more details on the Fund’s market cycle results.)

PMF vs the Russell 2000: Performance and Expense Information	Through December 31, 2011

	Average Annual Total Returns									Net
										Operating
	One-Year	Three-Year	Five-Year	10-Year	15-Year	20-Year	25-Year	30-Year	35-Year	Expenses
Royce Pennsylvania Mutual Fund	-4.17%	17.39%	1.63%	7.92%	9.94%	10.31%	10.54%	12.40%	13.43%	0.90%

Russell 2000	-4.18	15.63	0.15	5.62	6.25	8.52	8.68	9.81	n.a	n.a.

Important Performance, Expense and Risk Information
All performance information is for the Fund’s Investment Class, reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance information may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses.

The Fund invests primarily in small-cap and micro-cap stocks, which may involve considerably more risk than investing in larger-cap stocks. (Please see “Primary Risks for Fund Investors” in the prospectus.) The Fund may invest up to 25% of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. Distributor: Royce Fund Services, Inc.

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Making Headlines

At The Royce Funds, the integrity of our process and the reputation of our people are as important to us as the success of our portfolios, so it is always gratifying when the results of these three efforts are recognized in the wider world. Through the years, we have been fortunate enough to have a number of positive things written about The Royce Funds, our firm and our people. Below is a summary of what we think were among the best media mentions from the last year.

September 2, 2011
Royce Micro-Cap Fund: Focuses on the Tiniest of Companies, Says Morningstar
Morningstar’s Quicktake Report on Royce Micro-Cap Fund was written by Karin Anderson, and published on August 22, 2011. Jenifer Taylor is the Portfolio Manager, and Whitney George and David Nadel serve as Assistant Portfolio Managers for Royce Micro-Cap Fund, which invests primarily in companies with market capitalizations up to $500 million. Anderson describes the fund’s investment approach as “valuation cautious.” The Managers “hunt down micro-cap companies with solid balance sheets that are trading at reasonable valuations,” says Anderson.

 October 6, 2011

Reuters Praises Royce Portfolio Managers’ Investments in Their Own Funds
 On October 4, 2011, Chris Taylor’s article in Reuters explores, “Why some fund managers don’t invest in their own funds.” According to Morningstar, 45% of stock funds and 66% of bond funds that are considered “core” have zero manager investment. At Royce & Associates, most lead portfolio managers have at least $1,000,000 invested in their funds and most co-managers have at least $500,000. Firm wide, employees have more than $100 million invested across all Royce Funds. Jack Fockler, Managing Director at Royce, noted that “It aligns us with shareholders. When they do well, we benefit. When they don’t, we suffer the same consequences. If you’re not doing that, it raises a question in my mind about what’s important to you.”

 December 6, 2011

Royce Opportunity Fund’s Buzz Zaino Shares His Optimism about 2012 with Reuters
 In a November 29, 2011 article from Reuters, Royce Opportunity Fund portfolio manager, Buzz Zaino expresses optimism about next year. He believes that media companies will see high demand in the first three quarters of 2012 given the U.S. presidential election and the London Olympics. If the Administration takes a friendly attitude toward banks by easing credit requirements then we could also see an uptick in home sales. Zaino told Reuters, “Each month when we do not have home sales...which has been occurring for the last two to three years, has created a bigger and bigger pool of demand that has to be satisfied.” Higher housing sales and a better pricing environment will help strengthen the balance sheets of many mortgage insurers. Reuters goes on to describe positions that Zaino has recently added to his portfolio.

 December 22, 2011

Morningstar: Quicktake Report on Royce Premier Fund
Royce Premier Fund was featured in Karin Anderson’s November 15, 2011 Morningstar Quicktake Report. Anderson noted that the Fund seeks to invest in quality companies boasting a combination of balance-sheet quality, high returns on capital, and earnings stability. Portfolio managers Chuck Royce and Whitney George run separate sleeves of the fund while assistant manager Lauren Romeo, screens for high-quality names. The Fund is only open to existing investors and existing relationships.

Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Please read the Prospectus carefully before investing or sending money.

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The Royce Funds 2011 Annual Report to Shareholders | 17

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-10.54%

One-Year			-4.17

Three-Year			17.39

Five-Year			1.63

10-Year			7.92

15-Year			9.94

20-Year			10.31

25-Year			10.54

30-Year			12.40

35-Year			13.43

ANNUAL EXPENSE RATIO

Operating Expenses			0.90%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2011	-4.2%	2003	40.3%

2010	23.9	2002	-9.2

2009	36.3	2001	18.4

2008	-34.8	2000	18.3

2007	2.8	1999	6.0

2006	14.8	1998	4.2

2005	12.5	1997	25.0

2004	20.2	1996	12.8

TOP 10 POSITIONS % of Net Assets

Helmerich & Payne			1.0%

HEICO Corporation			0.9

Advisory Board (The)			0.9

Kennametal			0.8

Unit Corporation			0.8

Coherent			0.7

Oil States International			0.7

Nordson Corporation			0.7

Ethan Allen Interiors			0.7

IDEXX Laboratories			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			25.6%

Information Technology			18.9

Consumer Discretionary			14.3

Financials			12.0

Energy			8.3

Health Care			7.1

Materials			6.9

Consumer Staples			1.8

Telecommunication Services			0.1

Utilities			0.0

Miscellaneous			2.5

Bond			0.0

Cash and Cash Equivalents			2.5

Royce Pennsylvania Mutual Fund

Manager’s Discussion
While our flagship portfolio suffered no relative disadvantage in 2011, its performance on an absolute basis was disappointing. Royce Pennsylvania Mutual Fund (PMF) fell 4.2% for the calendar year versus a near-identical loss for its small-cap benchmark, the Russell 2000 Index, for the same period. In a year that was marked both by high volatility and close correlation, the Fund did all right on a relative basis, but we hold ourselves to a higher standard, especially during periods which see generally poor results, periods in which the Fund has often held its value more effectively.
     The Fund owned a performance edge during the first half of the year, when PMF climbed 7.1% compared to a gain of 6.2% for the Russell 2000. Small-cap stocks reached a peak on April 29, 2011, though the worst of the year’s losses came later, in the third quarter, when PMF suffered along with the rest of the market—there were mostly double-digit losses for indexes across the globe—and fell 21.1% versus a decline of 21.9% for its small-cap benchmark. The fourth quarter at first saw signs of a reversal, with results in October nicely bullish before the intensity of the rally cooled in November and December. In the year’s final, volatile quarter, the Fund gained 13.3% while the Russell 2000 gained 15.5%. For the 2011 downturn as a whole, the period from the late April peak through the 2011 low on October 3, the Fund was down 27.6% versus a loss of 29.1% for its benchmark.

      We were more satisfied with the Fund’s longer-term results. From the previous small-cap market peak on July 13, 2007 through December 31, 2011, PMF was down 4.2% versus a loss of 7.8% for the Russell 2000. (Please see page 6 for more market cycle results.) While not the most desirable absolute result, this solid relative showing helped the Fund to maintain its long-term advantage over the small-cap index. PMF beat the Russell 2000 for the three-, five-, 10-, 15-, 20-, 25-, and 30-year periods ended December 31, 2011. The Fund’s average annual total return for the 35-year period ended December 31, 2011 was 13.4%, a long-term record in which we take great pride.
     All but three of the Fund’s sectors finished the year in the red, and of those that posted net gains, only the Industrials sector made a substantial net contribution. PMF’s top two contributors for the calendar year came from that sector. The Advisory Board offers various programs, services, and software which focus on best practices research services that include identifying both effective management practices and widely followed but ineffective practices, along with analyzing emerging trends in healthcare and education. Growing revenues, earnings and cash flow helped the stock to enjoy a particularly robust second half, as some investors were
GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Advisory Board (The)	0.30%

HEICO Corporation	0.25

Nu Skin Enterprises Cl. A	0.22

SRA International Cl. A	0.20

Helmerich & Payne	0.18

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Shares of PMF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             18  |   The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

looking past macro-driven headlines at what we see as a well-managed, efficiently run business. It was the Fund’s third-largest position at the end of the year. HEICO Corporation, the Fund’s second-largest holding at the end of December, manufactures electronic products primarily for the aerospace and defense industries. Growing global air traffic has helped to create robust demand for aftermarket airplane parts. Airlines have thus been increasing capacity, and their own improved financial condition made them more willing to spend on parts re-stocking as the economy slowly recovers. We still like its core business, steady earnings and strong balance sheet.
     The Materials, Financials, and Information Technology sectors were the year’s net loss leaders. The first of these three sectors saw the bulk of its declines come from holdings in the metals & mining industry. Two smaller portfolio positions from the industry were among the most significant detractors from performance. Agnico-Eagle Mines, a gold producer with operations in Canada, Mexico and Finland, was rebounding a bit before the suspension of mining operations at a site in Quebec province and the announcement of a delay in accessing high-grade ore at another in the Canadian Arctic conspired to send its share price plummeting in October. Silver Standard Resources suffered from higher mining costs and lowered production at a mine in Argentina, developments that, along with a staggering silver price, made its second-half results dismal.
     MoneyGram International, which provides money transfer and bill payment services, was another small holding that had an outsized negative effect on 2011 performance. Its stock price slid precipitously in July and again in November. The first slide was mostly the result of a hefty quarterly loss brought on by the firm’s attempts at restructuring and recapitalization. The second was an unhappy reaction to a reverse stock split—often seen as a company-driven attempt to invigorate a sluggish stock price—and a secondary offering, which investors usually regard as dilutive.

     We were content to hold a good-sized stake in asset management firm (and money market specialist) Federated Investors. While the firm continues to struggle with a low-interest rate environment that has hurt its money fund business, we like its dividend, earnings, and positive cash flow from operations enough to stay patient for the intermediate term. Through much of the last two decades, we have owned shares of Sotheby’s, an auctioneer of fine and decorative art, jewelry, and collectibles. The company has a unique earnings pattern—the seasonal auction business all but guarantees that it loses money every other quarter. Art sales were nearly as volatile as stock prices in 2011, a product of the still-struggling economy that also helps to explain the company’s challenges in 2011.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Federated Investors Cl. B	-0.31%

MoneyGram International	-0.24

Agnico-Eagle Mines	-0.22

Sotheby’s	-0.22

Silver Standard Resources	-0.20

[1] Net of dividends

ROYCE PENNSYLVANIA MUTUAL FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/81

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,556 million

Weighted Average P/E Ratio[2]		14.2x

Weighted Average P/B Ratio		1.8x

U.S. Investments (% of Net Assets)		88.5%

Non-U.S. Investments (% of Net Assets)		9.0%

Fund Net Assets		$5,608 million

Turnover Rate		20%

Number of Holdings		533

Symbol
Investment Class		PENNX
Service Class		RYPFX
Consultant Class		RYPCX
Institutional Class		RPMIX
R Class		RPMRX
K Class		RPMKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	PMF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.13	0.11	0.16

Standard Deviation	23.60	23.92	22.75

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

PMF	1.63%	23.60	0.07

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  19

CORE

Core Funds generally invest across a wide spectrum of smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-13.63%

One-Year			-9.32

Three-Year			20.63

Five-Year			2.53

10-Year			7.37

15-Year			12.50

Since Inception (12/27/95)			13.28

ANNUAL EXPENSE RATIO

Operating Expenses			1.51%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2011	-9.3%	2003	38.1%

2010	27.5	2002	-18.9

2009	51.8	2001	20.5

2008	-36.2	2000	11.7

2007	1.2	1999	41.7

2006	22.6	1998	19.5

2005	8.7	1997	26.0

2004	20.4	1996	25.6

TOP 10 POSITIONS % of Net Assets

Helmerich & Payne			1.5%

Alleghany Corporation			1.5

Verisk Analytics Cl. A			1.4

Ashmore Group			1.3

Landstar System			1.3

ANSYS			1.3

Oil States International			1.2

Coherent			1.1

Kennametal			1.1

Advisory Board (The)			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			26.9%

Information Technology			17.7

Financials			14.6

Consumer Discretionary			11.0

Materials			10.0

Energy			6.1

Health Care			3.2

Consumer Staples			1.5

Miscellaneous			4.8

Cash and Cash Equivalents			4.2

Royce Heritage Fund

Managers’ Discussion
The relative stability of 2011’s first half gave way to a tumultuous and volatile second half of the year that saw Royce Heritage Fund (RHF) underperform both its benchmark index and our more rigorous standard for positive absolute returns. The Fund lost 9.3% in 2011, trailing its small-cap benchmark, the Russell 2000 Index, which fell 4.2% over the same period. Most disappointing from our standpoint was the undifferentiated return the Fund offered during the year’s substantial drawdown in the third quarter in response to the unnerving U.S. debt ceiling debate and subsequent downgrade by Standard and Poor’s of the U.S. credit rating. Elevated volatility and high correlation of individual stocks throughout the period was a clear headwind as investors increasingly focused on macroeconomic factors at the expense of individual company analysis.

     The mostly bullish first half of the year left the Fund trailing slightly behind its benchmark, as RHF gained 5.0% compared to a gain of 6.2% for the Russell 2000. While small-cap stocks reached the year’s peak midway through the second quarter on April 29, 2011, the most difficult period lay ahead in the tumultuous third quarter. No markets were spared as stocks fell broadly around the world, registering declines eerily reminiscent of those experienced in the 2008 financial crisis. RHF fell in step with the small-cap index, losing 23.0% compared to the Russell 2000, which declined 21.9% in a period marked by further deterioration in investor confidence in the ability of the world’s leaders to deal with chronic deficits and sluggish economies. The fourth quarter made back roughly half of the third quarter’s decline, driven by better-than-expected corporate earnings and resilience in the U.S. economy. Unfortunately, the Fund’s performance disadvantage widened further in this bull phase, with RHF managing a gain of 12.2% versus 15.5% for the benchmark.
GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Advisory Board (The)	0.46%

SRA International Cl. A	0.30

Heritage-Crystal Clean	0.29

Helmerich & Payne	0.27

Verisk Analytics Cl. A	0.25

[1] Includes dividends

     While not satisfied with our performance in 2011, we were more pleased with longer-term results. From the previous small-cap market peak on July 13, 2007 through December 31, 2011, RHF handily outperformed the benchmark, advancing 2.9% versus a loss of 7.8% for the Russell 2000. Over the more bullish phase from the small-cap low on March 9, 2009 through

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Heritage Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Shares of RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             20  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

December 31, 2011, RHF again outpaced the small-cap index, rising 136.9% compared to a 124.3% gain for the Russell 2000. These strong relative performances in both difficult and ebullient periods allowed the Fund to outperform the benchmark in longer-term average annual total return periods. RHF beat the Russell 2000 for the three-, five-, 10-, 15-year and since inception (12/27/95) periods ended December 31, 2011. The Fund’s average annual total return since inception was 13.3%.
     The challenges that confronted RHF in 2011 were quite evident at the sector level. Only three of the Fund’s 10 equity sectors contributed positively to returns, with Industrials standing out primarily due to stellar security selection in what was a losing sector for the benchmark. Energy and Consumer Staples were modestly positive. The Financials and Materials sectors were the key trouble spots, with negative contributions from Information Technology and Health Care as well. We were disappointed that two of our larger industry overweights, the capital markets and metals & mining groups, were the most significant detractors for the year. The Fund’s investments in many non-U.S. companies also hurt performance, primarily by failing to participate in the fourth-quarter bull phase to the same degree as their stateside siblings.

     The Advisory Board was the top contributor for the calendar year. This company, primarily serving the healthcare industry, offers a variety of programs, services, and software that focus on best practices research and analysis. Its specialty in identifying both effective management practices and widely followed but ineffective practices, along with analyzing emerging trends in healthcare and education, was in ever increasing demand. Growing revenues, earnings and cash flow helped the stock to enjoy a particularly robust second half, as some investors were looking past macro-driven headlines at what we see as a well-managed, efficiently run business. RHF was also the beneficiary of the continued solid pace of mergers and acquisition activity as a top technology holding, SRA International, was acquired in an all cash deal by the private equity firm Providence Equity Partners early in the third quarter.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Seabridge Gold	-0.46%

Hochschild Mining	-0.40

Unichem Laboratories	-0.35

SHUAA Capital	-0.32

Foster (L.B.) Company Cl. A	-0.32

[1] Net of dividends

     Precious metals stocks struggled mightily during the year as sharp pullbacks in both gold and silver challenged a core tenet of the investment thesis for the group. Seabridge Gold, a Canadian gold exploration company with projects in North America, topped the list of individual detractors as its share price fell sharply in lock step with the falling price of gold. We continue to hold our position in anticipation of a rerating of the shares as additional data becomes available on several promising new exploration projects. London-based Hochschild Mining was a victim of the downdraft in commodity prices, fears of higher taxes and, in the spring, threats of mine nationalizations in one of their main areas of operations, Peru. We remain committed to this investment, believing that the strength and diversity of its other projects can help the company to reverse course.

ROYCE HERITAGE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/27/95

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$2,062 million

Weighted Average P/E Ratio[2]		15.0x

Weighted Average P/B Ratio		2.1x

U.S. Investments (% of Net Assets)		68.0%

Non-U.S. Investments (% of Net Assets)		27.8%

Fund Net Assets		$266 million

Turnover Rate		51%

Number of Holdings		239

Symbol
Investment Class		RHFHX
Service Class		RGFAX
Consultant Class		RYGCX
R Class		RHFRX
K Class		RHFKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RHF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.17	0.11	0.16

Standard Deviation	25.51	23.92	22.75

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RHF	2.53%	25.51	0.10

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  21

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-6.72%

One-Year			-1.68

Three-Year			15.29

Five-Year			1.55

10-Year			7.24

15-Year			8.97

Since Inception (12/15/93)			10.51

ANNUAL EXPENSE RATIO

Operating Expenses			1.17%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2011	-1.7%	2003	30.0%

2010	23.5	2002	-1.6

2009	26.2	2001	14.8

2008	-31.2	2000	19.4

2007	2.4	1999	1.5

2006	14.5	1998	4.8

2005	8.2	1997	23.7

2004	17.5	1996	25.5

TOP 10 POSITIONS % of Net Assets

Erie Indemnity Cl. A			1.1%

Reinsurance Group of America			1.0

Allied World Assurance Company Holdings			0.9

American Eagle Outfitters			0.9

Energen Corporation			0.9

Balchem Corporation			0.9

Helmerich & Payne			0.9

Jos. A. Bank Clothiers			0.9

Buckle (The)			0.8

Ascena Retail Group			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			27.3%

Industrials			17.8

Consumer Discretionary			13.1

Energy			9.1

Materials			6.2

Health Care			5.3

Information Technology			5.2

Consumer Staples			3.6

Utilities			2.4

Telecommunication Services			0.4

Diversified Investment Companies			0.3

Miscellaneous			3.6

Bonds and Preferred Stock			0.6

Cash and Cash Equivalents			5.1

Royce Total Return Fund

Managers’ Discussion
One of the reasons that we have always liked dividends is the partial cushion they can potentially provide in down markets. This was in evidence in the portfolio of Royce Total Return Fund (RTR) during 2011. The Fund was down 1.7% in 2011, losing less than its small-cap benchmark, the Russell 2000 Index, which declined 4.2% for the same period. So while the Fund’s calendar-year result was not what we would ideally like on an absolute basis, we were pleased that the Fund held its value effectively in a market that was both highly volatile and closely correlated.
     During the more tranquil first half, a period which still saw its share of volatility, the Fund underperformed the Russell 2000. The margin was not large, as the Fund was up 5.4% versus a gain of 6.2% for the benchmark. Small-cap stocks reached a new peak on April 29, 2011, though the bearish days in May, June and July were comparatively mild when measured against those of August and September. A host of concerns conspired to lead investors away from stocks in these months, including a lack of confidence in political leaders, concerns over U.S. debt, fears of European defaults, and concerns about the possibility that the U.S. might be heading for another recession.

     These challenges made for a third quarter that was very tough for stocks around the world. Between July and September, RTR lost 17.0% compared to a decline of 21.9% for the Russell 2000. The fourth quarter offered almost, though not quite, the mirror image of the bearish third quarter. Small-cap stocks began to rally following the post-peak low on October 3, 2011, but in most cases the rebound was not robust enough to undo earlier declines. The Fund was fairly competitive in this upswing, gaining 12.4% in the fourth quarter versus a gain of 15.5% for the small-cap index.
     RTR’s longer-term and market cycle results were terrific on a relative basis and also included strong absolute returns for the three-, 10-, 15-year and since inception (12/15/93) periods ended December 31, 2011. (Please see page 6 for market cycle results.) RTR outperformed the Russell 2000 for the one-, five- 10-, 15-year and since inception periods ended December 31, 2011. The Fund’s average annual total return for the since inception period was 10.5%.
GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Helmerich & Payne	0.22%

Sunoco Logistics Partners L.P.	0.22

Erie Indemnity Cl. A	0.21

Steven Madden	0.19

Rayonier	0.19

[1] Includes dividends

At the sector level, net gains and losses were mostly modest, with only Financials having an appreciable—and negative—impact. Interestingly, the sector was home to three of the top

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RTR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             22  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

five detractors while also housing two of the portfolio’s top contributors. The capital markets industry accounted for the bulk of these losses, with the Fund’s two most significant detractors coming from this group. An asset management company with a longstanding expertise in money fund management, Federated Investors has paid a dividend since 1998 and has boosted it three times during the last five years. However, low interest rates and fee waivers have eaten into its profitability, with a consequent decline in its stock price. Regulations may be looming for money market funds, and interest rates are almost guaranteed to remain low for at least the intermediate term. However, we like the firm’s experience and think it is well positioned for success when the environment improves. For many years, we have had a comparably high regard for the business of asset manager AllianceBernstein Holding. Its business has endured similar difficulties in the current low-interest rate environment, while also experiencing steady outflows and earnings disappointments. Poor investment results hurt the performance of E-L Financial, a Toronto-based investment and insurance holding company. Believing in each business’s long-term prospects, we added to all three positions in 2011.
     Outside of Financials, apparel and accessories maker GUESS felt the ill effects of anxiety over Europe, specifically the PIIGS nations (Portugal, Italy, Ireland, Greece, and Spain), as a sizable share of its business is in Italy. We like its low debt and core business and were also encouraged by the healthy state of its domestic lines, its efforts at European expansion and inroads into China and South Korea. We more than tripled our position throughout the year. During August and September, we bought more shares of ManpowerGroup, which provides employment services worldwide. High unemployment, especially in the U.S. and the rest of the developed world, had a predictably negative effect on its business, which kept investors away.

     Oil and gas contract driller Helmerich & Payne is a long-time holding that we have owned for more than a decade in RTR’s portfolio. The company’s stock price began to grow more volatile in the second quarter, but managed to end the year on the rebound, as growing earnings and demand for the company’s newer, safer rigs seemed to attract investors to what we regard as a fundamentally sound and well-managed business. It was a top-10 holding at the end of 2011. Erie Indemnity, the Fund’s largest holding at the end of December and one of 2010’s top net gainers, provides property and casualty insurance. We have long liked its pristine balance sheet, core business and generous dividend yield. It also has experienced quarterly revenue growth of more than 35% relative to an industry average around 6.5% and a return on equity of 11.4%, in line with the industry average around 12%. We have owned shares in RTR’s portfolio since 1998.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Federated Investors Cl. B	-0.40%

AllianceBernstein Holding L.P.	-0.33

GUESS?	-0.30

E-L Financial	-0.26

ManpowerGroup	-0.20

[1] Net of dividends

ROYCE TOTAL RETURN FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,974 million

Weighted Average P/E Ratio[2]		14.5x

Weighted Average P/B Ratio		1.6x

U.S. Investments (% of Net Assets)		82.8%

Non-U.S. Investments (% of Net Assets)		12.1%

Fund Net Assets		$4,453 million

Turnover Rate		21%

Number of Holdings		542

Symbol
Investment Class		RYTRX
Service Class		RYTFX
Consultant Class		RYTCX
Institutional Class		RTRIX
W Class		RTRWX
R Class		RTRRX
K Class		RTRKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RTR	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.11	0.11	0.24

Standard Deviation	20.03	23.92	21.36

[1] Five years ended 12/31/11. Category Median and Best Decile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RTR	1.55%	20.03	0.08

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  23

CORE + DIVIDENDS

Core + Dividends Funds generally invest in dividend-paying smaller companies using a diversified approach.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-8.77%

One-Year			-4.55

Three-Year			19.59

Five-Year			3.22

Since Inception (5/3/04)			7.20

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.58%

Net Operating Expenses			1.51

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2011	-4.5%	2007	0.0%

2010	30.1	2006	19.9

2009	37.7	2005	7.3

2008	-31.5

TOP 10 POSITIONS % of Net Assets

Manning & Napier			1.5%

Helmerich & Payne			1.4

Kennametal			1.2

Ascena Retail Group			1.2

Willis Group Holdings			1.2

Nucor Corporation			1.2

Nu Skin Enterprises Cl. A			1.1

Reinsurance Group of America			1.1

Allied World Assurance Company Holdings			1.1

Landstar System			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			31.6%

Industrials			23.8

Consumer Discretionary			9.6

Materials			9.6

Information Technology			7.4

Energy			4.7

Health Care			4.0

Consumer Staples			3.1

Utilities			0.1

Telecommunication Services			0.1

Miscellaneous			4.4

Cash and Cash Equivalents			1.6

Royce Dividend Value Fund

Managers’ Discussion
From our point of view, dividends have always been a mark of quality in the micro-cap, small-cap and mid-cap spaces. We believe they can also potentially provide a cushion against highly volatile down markets. This attribute, however, was not as evident as we would have liked in 2011 for Royce Dividend Value Fund (RDV). For the calendar year, the Fund declined 4.5%, slightly trailing a loss of 4.2% for its benchmark, the Russell 2000 Index, for the same period.
     During the first half of 2011, a period that saw its share of volatility, the Fund underperformed the Russell 2000. The margin was not large, as the Fund was up 4.6% versus a gain of 6.2% for the benchmark. Small-caps reached a new peak on April 29, 2011, though the initial declines from this peak were not as steep as they would become in August and September. Those months were marked by intensifying anxieties over potential defaults in European nations as well as by a fresh round of worry over the possibility of a second recession here in the U.S. and our own issues with enormous debt. Each situation was made worse by the stubborn refusal of the developed world’s political leaders to put policies in place that might resolve (or least confront) these serious issues. The third quarter, then, bore the brunt of these problems. During the year’s penultimate quarter, RDV fell 19.4% versus a loss of 21.9% for the small-cap index. Unfortunately, the Fund’s relative disadvantage came about during the year’s closing months, which saw a solid rally here in the U.S. and a more tepid rebound overseas. RDV gained 13.2% in the fourth quarter, while the Russell 2000 was up 15.5%.

     The Fund’s longer-term results were far better on a relative basis and also demonstrated strong absolute returns for the three-year and since inception (5/03/04) periods. One reason for both this absolute and relative strength was the Fund’s most recent full market cycle performance. From the previous small-cap peak on July 13, 2007 through April 29, 2011, RDV rose 21.6% versus a gain of 6.6% for its benchmark. (Please see page 6 for more market cycle results.)
     For the full year, six of the Fund’s 10 equity sectors finished in the red. Financials, which remained RDV’s largest sector weighting at year-end, was also the greatest detractor from performance for the period. The capital markets and insurance groups, both in this sector, were the largest industry weightings in the portfolio. These kinds of businesses have historically made up a sizable portion of net assets, mostly because they generally boast above-average dividend
GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Harleysville Group	0.72%

Nu Skin Enterprises Cl. A	0.42

Helmerich & Payne	0.41

MAXIMUS	0.23

Cognex Corporation	0.23

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             24  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

yields. Our focus over the past several years has been on the investment management and insurance industries, while we remain underweight the banking industry as balance sheets are still not compelling. Along with the Financials sector, the Materials and Consumer Discretionary sectors detracted most from performance for the year. The Consumer Staples and Energy sectors performed best in 2011, though their net gains were modest. At the industry level, capital markets led the decliners by a factor of more than six, while the insurance industry was the greatest contributor to performance.
     Federated Investors was the most significant detractor from performance during the annual period. The Pittsburgh-based firm provides global investment management services to individual and institutional investors in equity, fixed income, and money market mutual funds as well as separate accounts. We have long been attracted to its scale and global footprint advantages. Ever lower short-term interest rates continued to compel both Federated and its competitors to offer fee waivers on many money market funds, which account for approximately 70% of the company’s assets under management. This kept EBIT (earnings before interest and taxes) depressed. We built our position through July. Artio Global Investors is a New York City-based asset management business that first attracted us with its impressive long-term track record with non-U.S. equities. Its share price fell steadily through most of the year, the result of fading, though still positive, earnings. We built our stake in June and July. First buying shares of Apollo Global Management in March 2011, we added shares in April, June, and July as its stock price slid. The firm manages a variety of portfolios, including hedge funds, real estate and private equity portfolios, for pension and endowment funds, institutional investors, individual investors, pooled investment vehicles, and corporations. Although it rallied in the fourth quarter, it was not enough to make up for its precipitous third-quarter decline. The firm’s contrarian investment approach was out of favor in an investment climate that mostly eschewed risk.

     ManpowerGroup, the world’s third-largest provider of temporary staffing services, was also a negative for the Fund. The company was benefiting from a confluence of cyclical and secular factors that had been driving a rapid increase in temporary workers on a global basis, but its business has also been under pressure due to global economic concerns such as high unemployment in the developed world. We have long admired the company’s business mix, strong management team, and its focus on returns on invested capital. Harleysville Group, the greatest contributor to performance in 2011, is an insurance holding company based in Pennsylvania. In September, it announced that it was going to be acquired by Nationwide Mutual Insurance Company, which prompted us to sell our shares at a handsome premium.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Federated Investors Cl. B	-0.65%

Artio Global Investors Cl. A	-0.50

ManpowerGroup	-0.36

Apollo Global Management Cl. A	-0.35

AllianceBernstein Holding L.P.	-0.35

[1] Net of dividends

ROYCE DIVIDEND VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/3/04

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,865 million

Weighted Average P/E Ratio[2]		12.6x

Weighted Average P/B Ratio		1.7x

U.S. Investments (% of Net Assets)		80.8%

Non-U.S. Investments (% of Net Assets)		17.6%

Fund Net Assets		$287 million

Turnover Rate		14%

Number of Holdings		271

Symbol
Investment Class		RDVIX
Service Class		RYDVX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RDV	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.19	0.11	0.24

Standard Deviation	21.30	23.92	21.36

[1] Five years ended 12/31/11. Category Median and Best Decile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RDV	3.22%	21.30	0.15

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  25

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-8.95%

One-Year			-0.86

Three-Year			18.66

Five-Year			6.19

10-Year			10.46

15-Year			11.16

20-Year			12.03

Since Inception (12/31/91)			12.03

ANNUAL EXPENSE RATIO

Operating Expenses			1.12%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2011	-0.9%	2003	38.7%

2010	26.5	2002	-7.8

2009	33.3	2001	9.6

2008	-28.3	2000	17.1

2007	12.7	1999	11.5

2006	8.8	1998	6.7

2005	17.1	1997	18.4

2004	22.8	1996	18.1

TOP 10 POSITIONS % of Net Assets

Nu Skin Enterprises Cl. A			3.1%

Lincoln Electric Holdings			3.0

Gartner			2.4

Woodward			2.4

Alleghany Corporation			2.2

Unit Corporation			2.0

ProAssurance Corporation			2.0

Reliance Steel & Aluminum			1.9

Trican Well Service			1.9

Thor Industries			1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			24.5%

Information Technology			17.3

Financials			11.5

Consumer Discretionary			9.8

Materials			9.3

Energy			6.3

Consumer Staples			5.6

Health Care			4.6

Miscellaneous			3.1

Cash and Cash Equivalents			8.0

Royce Premier Fund

Managers’ Discussion
The solid relative performance for Royce Premier Fund (RPR) in 2011 was not nearly as satisfying a result on an absolute basis. The Fund fell 0.9% for the calendar year versus a loss of 4.2% for its small-cap benchmark, the Russell 2000 Index, for the same period. In spite of our consternation about the Fund’s negative return, we were pleased that the Fund produced its relative edge over its benchmark with a strong performance during both the placid first half of the year and its wildly tumultuous second half. For the year-to-date period ended June 30, 2011, RPR climbed 8.9% versus a 6.2% gain for the small-cap index.
    Small-cap stock prices began to slide following the new peak on April 29, 2011, but the most precipitous drop took place in the third quarter, with August and September especially bearish. The Fund fell 18.8% in the third quarter, losing less than the Russell 2000, which declined 21.9%. After bottoming out in early October, the market rallied, though not quite enough for the Fund or its benchmark to post a positive return for the year. RPR rose 12.1% during the fourth quarter, while the Russell 2000 climbed 15.5%. For the whole of the 2011 downturn, which lasted from the late April peak through the 2011 low on October 3, the Fund had a loss of 24.6% compared to a decline of 29.1% for the Russell 2000. While a negative calendar year return is always undesirable, we were nonetheless pleased to see the Fund hold its value better than the small-cap index during the very volatile market that characterized much of 2011, especially its second half.

     We were also happy with RPR’s longer-term results. From the previous small-cap market peak on July 13, 2007 through December 31, 2011, the Fund climbed 14.2% versus a loss of 7.8% for the Russell 2000. (More market cycle results can be found on page 6.) This impressive showing helped RPR to preserve a long-term advantage over the benchmark. The Fund outperformed the Russell 2000 for the one-, three-, five-, 10-, 15-, 20-year and since inception (12/31/91) periods ended December 31, 2011. The Fund’s average annual total return since inception was 12.0%.
     Net gains and losses were spread somewhat evenly across sectors—three were negative and five were positive for the year. However, the Materials group had a significant negative impact on results, and its losses came almost exclusively from the metals & mining industry, a source

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Varian Semiconductor Equipment Associates	1.08%

Nu Skin Enterprises Cl. A	1.03

Timberland Company (The) Cl. A	0.79

Lincoln Electric Holdings	0.61

Fossil	0.58

[1]Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Shares of RPR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             26  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

of strength for the Fund in 2010. Many of these businesses faced various operational difficulties during the first half of the year. During the third quarter, gold and silver prices grew increasingly volatile, and, with mining expense and operational issues also affecting some companies, share prices began to fall even more sharply. That few mining businesses rallied in the fourth quarter, when many other stocks rebounded, only added to our frustration. Their difficulties in 2011 notwithstanding, we see great potential for many of these companies. The conditions for gold and silver prices to climb remain in place. Historically, interest rates being below long-term inflation rates has provided a tailwind for gold, and this gives us confidence going forward. We built our position in Silver Standard Resources through much of the year, while we modestly increased our respective stakes in Pan American Silver and Seabridge Gold in the fourth quarter.
     A slide in the share price of Veeco Instruments led us to bolster our position. The company manufactures equipment used to make high brightness light emitting diodes (HB LEDs), solar panels, hard-disk drives, and other devices. The combination of a strong balance sheet and high-growth potential businesses first drew us to the company. In 2004, we first purchased shares of Schnitzer Steel Industries in RPR’s portfolio. This manufacturer of recycled scrap metals saw revenues and earnings grow steadily in fiscal 2011 as its stock price moved in the opposite direction. A decline in scrap metal prices was a factor, as were fears of a global industrial slowdown that was particularly unkind to commodity-based cyclicals. After bottoming out in October, its stock rallied a bit through the end of the year.

     The Fund’s two largest holdings at the end of December were also among its strongest contributors for the calendar year. Nu Skin Enterprises bucked the trends and rose more or less consistently throughout 2011. The company has a global business developing and distributing anti-aging personal care products and nutritional supplements. It has recently been enjoying robust growth in China and other parts of Southeast Asia, which prompted us to add shares between January and April, just before its stock price took off. Like Nu Skin, welding and cutting products maker Lincoln Electric Holdings is a long-time holding, first being added to RPR’s portfolio in 1998. Its share price was volatile during the year’s second half, but it ended the period on the upswing. We have long admired its strong balance sheet, steady growth, impressive returns on invested capital, and execution in a highly specialized industrial niche. Two of the Fund’s other top gainers—Varian Semiconductor Equipment Associates and The Timberland Company—were acquired at handsome premiums during the first half.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Pan American Silver	-1.36%

Silver Standard Resources	-1.08

Veeco Instruments	-1.02

Schnitzer Steel Industries Cl. A	-0.68

Seabridge Gold	-0.63

[1] Net of dividends

ROYCE PREMIER FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/31/91

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$2,168 million

Weighted Average P/E Ratio[2]		14.0x

Weighted Average P/B Ratio		2.1x

U.S. Investments (% of Net Assets)		78.7%

Non-U.S. Investments (% of Net Assets)		13.3%

Fund Net Assets		$6,624 million

Turnover Rate		18%

Number of Holdings		78

Symbol
Investment Class		RYPRX
Service Class		RPFFX
Consultant Class		RPRCX
Institutional Class		RPFIX
W Class		RPRWX
R Class		RPRRX
K Class		RPRKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RPR	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.32	0.11	0.16

Standard Deviation	22.32	23.92	22.75

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (lowest expense class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RPR	6.19%	22.32	0.28

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  27

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-2.94%

One-Year			0.08

Three-Year			15.40

Five-Year			5.29

10-Year			9.37

Since Inception (5/1/98)			8.72

ANNUAL EXPENSE RATIO

Operating Expenses			1.16%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2011	0.1%	2004	13.9%

2010	19.6	2003	27.6

2009	28.4	2002	15.3

2008	-19.6	2001	30.7

2007	4.7	2000	16.3

2006	14.0	1999	-9.6

2005	-1.0

TOP 10 POSITIONS % of Net Assets

AVX Corporation			3.8%

Bio-Rad Laboratories Cl. A			3.7

American Eagle Outfitters			3.6

Hubbell Cl. B			3.4

Bed Bath & Beyond			3.3

Lancaster Colony			3.3

Thomas & Betts			2.8

Clearwater Paper			2.8

Teradyne			2.7

Meredith Corporation			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			22.6%

Information Technology			22.6

Consumer Discretionary			21.6

Materials			9.8

Consumer Staples			7.7

Health Care			6.9

Cash and Cash Equivalents			8.8

Royce Special Equity Fund

Manager’s Discussion
One of the reasons that we have always liked high-quality equities is the cushion we think they can potentially provide in highly volatile down markets. This was in evidence in the portfolio of Royce Special Equity Fund (RSE) during 2011. The Fund gained 0.1% for the calendar year, outperforming its small-cap benchmark, the Russell 2000 Index, which declined 4.2% for the same period. Although not an ideal result, we were pleased with RSE’s performance in the year’s downdraft. Shortly after the second quarter began, the year’s initial rally faded, setting off a correction that lasted until early October. From the small-cap peak on April 29, 2011 through the post-peak low on October 3, 2011, RSE fell 20.6% versus a loss of 29.1% for the Russell 2000. (Please see page 6 for more market cycle results.) The Fund then performed more than respectably during the third quarter, declining 14.7% versus a loss of 21.9% for its benchmark. The appetite for risk returned briefly in the fourth quarter, as the month of October was the third-best month for the Russell 2000 in its history. Between October and December, RSE was up 13.8% versus a gain of 15.5% for the Russell 2000. Over longer-term periods, the Fund enjoyed a performance edge over the small-cap index, outpacing its benchmark for the one-, five-, 10-year and since inception (5/1/98) periods ended December 31, 2011. RSE’s average annual total return since inception was 8.7%.

     The U.S. market ended the year essentially as it began, as a result perhaps of two powerful forces—the angst and uncertainty regarding Europe being moderated by improved economic conditions here in the U.S. Throughout this volatile journey, both volatility and correlations were well above their long-term averages. The U.S. economy went from fears of overheating, then to fear of an economic pause, or, worse, a double-dip recession, back to no worse than a soft patch followed by economic improvement. The economy also went from periods when high beta, non-dividend paying and lowest-market cap stocks performed best to other times when their opposites were favored. The intensity of these swings can be seen in the decline from the April high to the October low mentioned above. The big picture remains one of very restricted visibility. The U.S. is only in “relatively” better shape, but the direction of its economy and inherent structural flexibility make it the market of choice for now.
     Active managers such as ourselves have been challenged by the record high correlations driven by the focus on macro news. A more subtle insight into just how much of a headwind

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Lubrizol Corporation (The)	0.93%

Lancaster Colony	0.74

NeuStar Cl. A	0.67

Bed Bath & Beyond	0.50

Atrion Corporation	0.48

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, and other expenses. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          28  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

this has created was how poorly the average stock (not market cap weighted) performed in 2011 compared to larger-cap issues. Yet we would like to advance the argument that, even in this tough environment, our calendar-year result showed that our stock-picking methodology can and has added value. We use a very disciplined process to identify and invest in what we think are high-quality, inexpensive, financially productive, cash-generating companies with attractive accounting practices.
     For the full year, all but two of the Fund’s seven equity sectors made positive contributions, with Consumer Discretionary, Consumer Staples and Materials leading. The two largest sectors in the Fund at the end of the annual period, Industrials and Information Technology, were also its poorest performers, with the latter the largest detractor by more than three times. These sectors were led by declines in the electronic equipment, instruments & components group, semiconductors & semiconductor equipment companies, and machinery industries.
     Lubrizol Corporation was the best performer during the annual period. The Ohio manufacturer of performance chemicals to diverse markets worldwide announced that it was going to be acquired by Berkshire Hathaway. The deal closed in September 2011. Top-ten holding Lancaster Colony focuses on specialty foods for the retail and food services markets here in the U.S. Although volatile, its stock price climbed through the year without the benefit of being acquired.

     Veeco Instruments was the top detractor from performance in 2011. The Plainview, NY-based company manufactures equipment for making high brightness light emitting diodes (HB LEDs), solar panels, hard-disk drives, and other devices. Veeco is a key supplier to the compound semiconductor (LED and wireless) and semiconductor industries, and also provides equipment for scientific research. It should be noted that National Presto Industries, the Fund’s largest holding at the end of 2010, was a loss leader in 2011. The Eau Claire, WI-based company manufactures a variety of things, including precision mechanical and electro-mechanical products for the U.S. Department of Defense, small appliances, and absorbent products. AVX Corporation was both the Fund’s largest holding at the end of the period and one of the portfolio’s most significant detractors from performance. The Greenville, SC-based company manufactures and supplies a variety of passive electronic components and related products, including ceramic and tantalum capacitors which are used in many electronic products to store, filter, or regulate electric energy. AVX is 70% owned by Kyocera of Japan.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Veeco Instruments	-1.11%

National Presto Industries	-0.62

AVX Corporation	-0.62

Vishay Intertechnology	-0.59

Regal-Beloit	-0.55

[1] Net of dividends

ROYCE SPECIAL EQUITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 5/1/98

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,386 million

Weighted Average P/E Ratio[2]		13.8x

Weighted Average P/B Ratio		1.9x

U.S. Investments (% of Net Assets)		91.2%

Non-U.S. Investments (% of Net Assets)		0.0%

Fund Net Assets		$2,426 million

Turnover Rate		23%

Number of Holdings		65

Symbol
Investment Class		RYSEX
Service Class		RSEFX
Consultant Class		RSQCX
Institutional Class		RSEIX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RSE	Category Median	Best Decile Breakpoint

Sharpe Ratio	0.30	0.11	0.24

Standard Deviation	17.89	23.92	21.36

[1] Five years ended 12/31/11 Category Median and Best Decile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RSE	5.29%	17.89	0.30

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  29

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-12.79%

One-Year			-7.41

Three-Year			18.75

Five-Year			2.71

10-Year			9.23

Since Inception (6/14/01)			10.56

ANNUAL EXPENSE RATIO

Operating Expenses			1.46%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2011	-7.4%	2006	16.8%

2010	25.0	2005	17.2

2009	44.7	2004	30.9

2008	-34.2	2003	54.3

2007	3.8	2002	-23.5

TOP 10 POSITIONS % of Net Assets

GameStop Corporation Cl. A			4.0%

Unit Corporation			3.5

Teradyne			3.1

Reliance Steel & Aluminum			3.0

Reinsurance Group of America			2.9

Ascena Retail Group			2.8

Buckle (The)			2.7

Jos. A. Bank Clothiers			2.7

Allied World Assurance Company Holdings			2.7

Helmerich & Payne			2.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financials			19.1%

Materials			18.3

Consumer Discretionary			18.1

Information Technology			14.7

Energy			12.6

Industrials			8.6

Health Care			4.8

Consumer Staples			1.3

Miscellaneous			1.2

Cash and Cash Equivalents			1.3

Royce Value Fund

Managers’ Discussion
Twenty-eleven was a volatile year for stocks as a whole and a disappointing one on both an absolute and relative basis for Royce Value Fund (RVV). The Fund fell 7.4% for the calendar year compared to a 4.2% loss for its small-cap benchmark, the Russell 2000 Index, in 2011. The Fund began the year on a more promising note, finishing the first half of the year with a positive return and essentially even with its benchmark, both posting gains of 6.2% through the end of June.
     Small-caps reached a new peak on April 29, 2011, though the initial slide was not as steep as it would become in August and September. Those months were marked by intensifying anxieties over potential defaults in European nations as well as by a fresh round of worry over the possibility of a second recession here in the U.S., to say nothing of our own issues with enormous debt. These situations were made worse by the stubborn refusal of the developed world’s political leaders to put policies in place that might resolve (or at least confront) these issues. The third quarter, then, bore the brunt of these issues. During the year’s penultimate quarter, RVV fell 22.0% versus a loss of 21.9% for the small-cap index. Unfortunately, the Fund’s relative disadvantage widened during the year’s closing months, which saw a solid rally here in the U.S. and a more tepid rebound overseas. RVV gained 11.8% in the fourth quarter while the Russell 2000 was up 15.5%.

     The Fund’s longer-term results were far better on a relative basis while also showing periods of strong absolute returns for the three-year, 10-year and since inception (6/14/01) spans. One reason for both this absolute and relative strength was the Fund’s market cycle performances. From the previous small-cap peak on July 13, 2007 through April 29, 2011, RVV rose 17.4% versus a gain of 6.6% for its benchmark. (Please see page 6 for more market cycle results.) It is not surprising, then, that the Fund outpaced the Russell 2000 for the three-, five-, 10-year and since inception periods ended December 31, 2011. RVV’s average annual total return since inception was 10.6%.

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Varian Semiconductor Equipment Associates	1.29%

Helmerich & Payne	0.58

Fossil	0.48

MAXIMUS	0.47

Buckle (The)	0.43

[1] Includes dividends

     While the Consumer Discretionary, Consumer Staples and Industrials sectors all finished the year in the black, only the first of these posted a good-sized net gain. Net losses came from Materials, Financials, Health Care, Energy and Information Technology. The largest net losses by far came from the Materials sector, which saw declines from the chemicals industry and, to an even larger degree, metals & mining companies. The latter have been both an important and

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          30  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

successful area of focus for the portfolio over the last few years. In 2011, precious metals prices were highly volatile. Unfortunately, many mining businesses, especially some of the smaller ones, saw their share prices correcting when precious metals commodities prices fell. However, most of these stocks then experienced little or no uptick when equities rallied. This provided no end of frustration for us as generally happy owners of what we think are well-managed and conservatively capitalized gold and silver miners. Still, patience and discipline are our watchwords, and we are confident that the industry will revive.
     Pan American Silver is a Canadian firm with seven mines operating in Mexico, Peru and Bolivia and others in the exploration stage. One of the world’s largest silver producers, it made the critical (for us) transition from exploration to production. In 2011, it first had to deal with threats from the soon-to-be-elected President of Peru that the nation’s mines would be nationalized or heavily taxed, a stance that moderated considerably after the election. It then endured delays in an Argentinian mine and some minor production problems in other properties, which helped to keep investors selling. We slightly increased our stake in May and June. We also opted to hold a decent-sized position in Silver Standard Resources. Its Argentinian mine had problems, too, being briefly shut down in September. It is newer to production than Pan American Silver, having made its reputation chiefly as a top exploration business, and dealt with several other operational issues in 2011. We remain optimistic about its prospects, which we admittedly think about in terms of years, not quarters, in contrast to many investors.

     Veeco Instruments is a technology business that makes equipment for manufacturing high brightness light emitting diodes (HB LEDs), solar panels, hard-disk drives, and other devices. As investors’ expressed their dim view of the company during the second half, we built our position based on its strong fundamentals in an area whose growth potential looks bright, in particular the use of HB LEDs for general lighting. Aixtron is a German company in a similar business whose stock suffered a comparable slide in 2011. Seeing opportunities elsewhere, and feeling better about Veeco’s potential, we sold our shares in November.
     Varian Semiconductor Equipment Associates, a leader in the semiconductor capital equipment business with a low-debt balance sheet, was acquired at a healthy premium. We sold our shares between April and July. Another top-gainer in the first half, Helmerich & Payne saw its contribution lessen, mostly due to a challenging market for many energy-related stocks in the third quarter. It rallied nicely to close out the year, and we were happy to hold a large position in this contract driller that provides offshore services worldwide and land drilling in the U.S.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Pan American Silver	-1.33%

Silver Standard Resources	-1.13

Veeco Instruments	-1.08

Aixtron ADR	-0.91

Federated Investors Cl. B	-0.84

[1] Net of dividends

ROYCE VALUE FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$2,291 million

Weighted Average P/E Ratio[2]		11.2x

Weighted Average P/B Ratio		1.5x

U.S. Investments (% of Net Assets)		77.5%

Non-U.S. Investments (% of Net Assets)		21.2%

Fund Net Assets		$1,577 million

Turnover Rate		35%

Number of Holdings		68

Symbol
Investment Class		RVVHX
Service Class		RYVFX
Consultant Class		RVFCX
Institutional Class		RVFIX
R Class		RVVRX
K Class		RVFKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RVV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.18	0.11	0.16

Standard Deviation	24.71	23.92	22.75

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RVV	2.71%	24.71	0.11

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  31

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-11.25%

One-Year			-6.52

Three-Year			17.21

Five-Year			4.13

Since Inception (6/30/03)			10.02

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.50%

Net Operating Expenses			1.49

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2011	-6.5%	2007	7.3%

2010	24.8	2006	13.7

2009	38.0	2005	14.9

2008	-29.2	2004	27.2

TOP 10 POSITIONS % of Net Assets

Helmerich & Payne			1.9%

Verisk Analytics Cl. A			1.7

Reliance Steel & Aluminum			1.7

FARO Technologies			1.7

Oil States International			1.6

Valmont Industries			1.6

Warnaco Group (The)			1.6

Rofin-Sinar Technologies			1.6

Kennametal			1.5

Cymer			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			29.5%

Information Technology			21.3

Consumer Discretionary			12.5

Materials			9.5

Energy			9.3

Financials			8.5

Health Care			2.1

Consumer Staples			1.1

Miscellaneous			4.8

Cash and Cash Equivalents			1.4

Royce 100 Fund

Managers’ Discussion
It was a tough year for Royce 100 Fund (ROH). The Fund was down 6.5% for the calendar year, falling further than its small-cap benchmark, the Russell 2000 Index, which lost 4.2% in 2011. In a consistently volatile, mostly bearish environment, we would expect our disciplined value approach to produce stronger results on both an absolute and relative basis than we saw in 2011 and were disappointed that it did not. That the Fund failed to keep pace or exceed its benchmark in the more tumultuous second half of the year only made the frustration of underperformance that much more acute.
     During the relatively more tranquil first half, ROH performed mostly in line with our expectations, gaining 5.3% versus 6.2% for the small-cap index. This included a stronger down-market result—a loss of 9.4% for the Fund versus a decline of 10.1% for the Russell 2000 from the new small-cap peak on April 29, 2011 through the interim low on June 13. The difficult third quarter was when the Fund’s relative edge in downturns began to disappear. As fears of European defaults, a second U.S. recession, and a resulting loss of confidence in the developed world’s political leaders mounted, investors fled from equities in increasing numbers. The Fund finished the third quarter with a loss of 23.5% compared to the benchmark’s 21.9% fall. The markets began to rebound following the small-cap low on October 3, which gave the fourth quarter a welcome upswing. The Fund outpaced the Russell 2000 in the year’s final three months, climbing 16.1% compared to a gain of 15.5% for the small-cap index. So while we were pleased with the portfolio’s comeback, we were chagrinned that ROH was unable to narrow the spread versus its benchmark and to produce a better absolute result for the year as a whole.

     Longer-term performance was much stronger, in part the product of strong market cycle returns. For example, in the last full cycle, which ran from the previous small-cap peak on July 13, 2007 through April 29, 2011, ROH owned a decisive advantage over the Russell 2000, up 27.6% versus 6.6% for the small-cap index. (Please see page 6 for more market cycle results.) The Fund outperformed its benchmark for the three-year, five-year and since

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Randgold Resources ADR	0.52%

FARO Technologies	0.43

Oil States International	0.36

Carter’s	0.34

HEICO Corporation Cl. A	0.34

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses at below 1.49% through April 30, 2012. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          32  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

inception (6/30/03) periods ended December 31, 2011. ROH’s average annual total return since inception was 10.0%.
     Only three of the Fund’s equity sectors finished the year in the black, and only one had an appreciable positive impact—Industrials. Of those areas that detracted from performance, Financials, Materials and Information Technology posted the largest net losses. Within the first of these sectors, capital markets holdings had the most significant negative impact, with several asset management companies disappointing, including Federated Investors, Cowen Group, Artio Global Investors, and AllianceBernstein Holding. Asset outflows were an issue in the performance of many stocks in this industry. The Materials sector was home to two of the Fund’s largest detractors. Like many cyclical stocks, Sims Metal Management was hit hard in the small-cap correction due to fears of a global economic slowdown, driven by the U.S. debt downgrade, the European sovereign debt crisis, and concerns that China was hitting the brakes on lending to slow inflation. We built our stake through September. Intrepid Potash had a weak second half as potash prices, which had been rising earlier in the year, plateaued in the face of fears of lower corn and wheat consumption as China’s economy slowed. Farmers have been waiting to fulfill their spring fertilizer needs in hopes of getting a better price. Confident in its long-term prospects, we added shares between March and May and again in October and December.
     The most significant detractor in the semiconductor & semiconductor equipment group (and for the Fund as a whole) was Aixtron, which provides the key tools used in making high brightness light emitting diodes (HB LEDs). Its stock price plummeted in the second half. Weaker-than-expected demand for LED-backlit TVs and overbuilding of LED factories in China—thanks to overly generous government subsidies—led to slackening demand which in turn caused delayed or canceled tool orders. We sold our position in ROH on the idea that it will be at least some months before demand re-accelerates, likely driven by growth in general lighting uses.

     Net losses in the electronic equipment, instruments & components industry were a bit more spread out, with IPG Photonics the most notable loss leader in the group. The company is a technology and market leader in fiber lasers, which are taking share in the industrial laser market as well as expanding into other applications. Its stock was pummeled on concerns about global economic growth and comments that management made in December which implied a back-end loaded second half given the slowdown in China. We built our stake because in our view the company has established a clear lead in its niche, gaining significant market share as a result. We see great growth potential over the next several years.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Aixtron ADR	-0.74%

IPG Photonics	-0.68

Sims Metal Management ADR	-0.58

DTS	-0.52

Intrepid Potash	-0.51

[1] Net of dividends

ROYCE 100 FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/30/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,976 million

Weighted Average P/E Ratio[2]		15.9x

Weighted Average P/B Ratio		1.9x

U.S. Investments (% of Net Assets)		89.3%

Non-U.S. Investments (% of Net Assets)		9.3%

Fund Net Assets		$382 million

Turnover Rate		27%

Number of Holdings		94

Symbol
Investment Class		ROHHX
Service Class		RYOHX
R Class		ROHRX
K Class		ROHKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	ROH	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.23	0.11	0.16

Standard Deviation	23.26	23.92	22.75

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

ROH	4.13%	23.26	0.18

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  33

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-14.65%

One-Year			-13.88

Since Inception (2/27/09)			15.88

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.96%

Net Operating Expenses			1.50

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFV	Year	RFV

2011	-13.9%	2010	15.2%

TOP 10 POSITIONS % of Net Assets

Berkshire Hathaway Cl. B			3.5%

Analog Devices			3.5

Exxon Mobil			3.4

GameStop Corporation Cl. A			3.2

Allied Nevada Gold			3.1

Western Digital			3.0

Microsoft Corporation			3.0

Mosaic Company (The)			2.9

Newmont Mining			2.9

Franklin Resources			2.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			26.7%

Financials			20.0

Information Technology			18.9

Energy			12.5

Consumer Discretionary			6.4

Consumer Staples			4.5

Industrials			3.3

Health Care			1.8

Government Bonds			1.0

Cash and Cash Equivalents			4.9

Royce Focus Value Fund

Managers’ Discussion
It was a volatile and difficult year for stocks around the world, and these challenges were all too clearly reflected in the calendar-year results for Royce Focus Value Fund (RFV). The Fund was down 13.9% in 2011, trailing its small-cap and mid-cap benchmark, the Russell 2500 Index, which fell 2.5% for the same period. During the first half of the year, the portfolio bore the ill effects of a topsy-turvy market for many hard asset and industrial stocks, underperforming its benchmark with a gain of 0.9% versus a gain of 8.1% for the Russell 2500.
     The third quarter offered both more volatility and steeper losses than the preceding quarter, though the Fund gained a narrow edge over its benchmark for the quarter. To be sure, there was plenty to be anxious about in the summer and early fall months, with yet another round of worry over European defaults, concern that the U.S. was heading toward a second recession, and a decided lack of political leadership at home and abroad all conspiring to keep share prices tumbling. In this very challenging climate, RFV was down 21.0% while the Russell 2500 declined 21.2%. However, this quarterly advantage was short-lived. Following the U.S. market’s early October lows, stocks rallied through the end of the year, though volatility was still high. In the bullish fourth quarter, the Fund climbed 8.0% compared to a gain of 14.5% for its benchmark. So while the rally was a welcome sign that investors were beginning to focus more on companies (and the U.S. economy’s slow but steady growth), it was frustrating for us that RFV did not participate more fully.

     The Fund’s inception in February 2009 came not long after the 2008 financial crisis. Vetting purchase candidates, first at the end of a crisis-driven bear market then in a spirited rally, left the portfolio holding more cash than we would have liked early on. Along with the Fund’s showing in 2011, this combination left RFV at a considerable disadvantage relative to its benchmark in recent market cycle periods. From the March 2009 bottom through December 31, 2011, the Fund rose 54.2% compared to a gain of 128.8% for the Russell 2500. From the small-cap peak on April 29, 2011 through the end of the year, RFV fell 20.5% versus a loss of 12.8% for its benchmark. The Fund’s average annual total return since inception (2/27/09) was 15.9%.

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Varian Semiconductor Equipment Associates	1.42%

Exxon Mobil	0.52

Sanderson Farms	0.38

Lubrizol Corporation (The)	0.32

Cal-Maine Foods	0.32

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          34  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

     Seven of the Fund’s sectors finished the year with net losses, while those with net gains for the year—Consumer Staples and Consumer Discretionary—exited 2011 with only modest positive contributions. The Materials sector had the most substantial negative impact on annual results, with losses more than triple those of Financials, the Fund’s next largest detractor on a sector basis. The two industries within the materials group, metals & mining stocks and chemical companies, registered larger net losses than any of the portfolio’s remaining sectors. The Mosaic Company, a top-10 holding at the end of the period, was the loss leader among RFV’s chemicals holdings. The company produces concentrated phosphate- and potash-based crop nutrients for the agriculture industry. Crop price declines and the shuttering of a phosphate mine in Florida hurt its business. Still, we have a high regard for its low-debt balance sheet, solid earnings and position in what we see as an attractive niche. After taking some gains in January, we built our position amid share price weakness between June and September.
     After providing impressive net gains as a group in 2010, holdings in the metals & mining industry hurt results most in 2011. Coping with various operational issues during the first half of the year, many gold and silver miners faced the added headwind of increasingly volatile precious metals commodity prices during the tumultuous third quarter. During that period, when increased mining expenses and operational issues were still impacting the industry, especially its smaller businesses, share prices began to decline even more sharply. Although the fourth quarter ushered in a rally for stocks, most mining businesses did not enjoy the rebound. The frustrations of 2011 aside, we continue to see great potential for many of these companies. The conditions for improved gold and silver prices remain in place. Historically, interest rates being below long-term inflation rates has provided a tailwind for gold, and this inspires confidence going forward. We increased our position in Pan American Silver during May and October, while we held our shares of exploration company Seabridge Gold and exploration and production business Silver Standard Resources.

     We also held a good-sized stake in scrap metals manufacturer and recycler Schnitzer Steel Industries, which saw a decline in scrap metal prices hurt its share price, as did fears of a global industrial slowdown that was particularly unkind to commodity-based cyclicals. After bottoming out in October, its stock rallied a bit through the end of the year. Although we still like the core business of high brightness light emitting diodes (HB LEDs) equipment manufacturer Veeco Instruments, we chose to part ways in October.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Pan American Silver	-1.53%

Seabridge Gold	-1.31

Schnitzer Steel Industries Cl. A	-0.94

Mosaic Company (The)	-0.91

Veeco Instruments	-0.91

[1]Net of dividends

ROYCE FOCUS VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 2/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$4,888 million

Weighted Average P/E Ratio[2]	11.9x

Weighted Average P/B Ratio	1.7x

U.S. Investments (% of Net Assets)	72.4%

Non-U.S. Investments (% of Net Assets)	22.7%

Fund Net Assets	$9 million

Turnover Rate	25%

Number of Holdings	49

Symbol
Service Class	RYFVX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/11).

The Royce Funds 2011 Annual Report to Shareholders  |  35

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-15.39%

One-Year			-11.66

Since Inception (4/27/09)			7.46

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.76%

Net Operating Expenses			1.53

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PTR	Year	PTR

2011	-11.7%	2010	18.7%

TOP 10 POSITIONS % of Net Assets

Valmont Industries			4.9%

NVR			4.1

Mayr-Melnhof Karton			4.0

Value Partners Group			3.3

Marsh & McLennan			3.0

Verisk Analytics Cl. A			2.8

Advisory Board (The)			2.6

Brink’s Company (The)			2.6

Ashmore Group			2.5

Fluor Corporation			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			33.6%

Financials			24.9

Information Technology			14.3

Materials			11.6

Consumer Discretionary			7.1

Energy			2.9

Health Care			0.6

Cash and Cash Equivalents			5.0

Royce Partners Fund

Manager’s Discussion
While the market moved somewhat smoothly through most of 2011’s first half, it stumbled mightily during the second. Early gains quickly gave way to a synchronized decline in global equity prices once again driven by fears of the capacity of the world’s developed nations to weather the burden of unsustainable levels of sovereign debt and to resuscitate their economies. These concerns, initially focused on the peripheral countries of Europe, moved to the U.S. as this country’s once unassailable credit rating suffered the embarrassment of a one notch downgrade by rating agency Standard & Poor’s after Congress failed to pass a typically routine increase in the debt ceiling. Royce Partners Fund (PTR) struggled in this volatile environment, losing 11.7% versus a loss of 2.5% for its benchmark, the Russell 2500 Index, for the same period.
     While fundamental corporate performance exceeded our expectations in 2011’s first half, many of the same structural problems that plagued the first half of 2010 resurfaced to shake investor confidence. In the strong first quarter, PTR produced a decent absolute return of 5.9%, trailing the Russell 2500, which advanced 8.7%. The second quarter, which included the very difficult month of May followed by a partial recovery in June, also saw PTR underperform its benchmark, though in more modest measure. PTR fell 1.4% compared to a decline of 0.6% for the index. The second half of the year saw a return to the dramatic market swings last seen during the low point of the financial crisis. The third quarter was both the year’s most dramatic and most bearish, with equities of all sizes and characteristics suffering. PTR lost 22.9% in the year’s toughest quarter, in line with the Russell 2500, which fell 21.2%. The fourth quarter offered a welcome reprieve as U.S. economic statistics exceeded analysts’ more dire predictions. The Fund struggled to keep pace, rising 9.7% and falling again behind the index, which rose 14.5% in a reversal led by higher-beta stocks.

     Six sectors were in negative territory for the year. Financials led by a wide margin, while Industrials and Materials also posted good sized losses. While the Fund has limited exposure to banks—the index’s second-largest industry weighting behind REITS (Real Estate Investment Trusts) and the area where most of the negative headlines persist—our favored

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

MasterCard Cl. A	0.75%

ServiceSource International	0.71

Cohen & Steers	0.66

Advisory Board (The)	0.57

Verisk Analytics Cl. A	0.57

[1]Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012 and 1.99% through April 30, 2021. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          36   |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

industry group, capital markets, also struggled in the period. Investor outflows from equities and other risk-bearing assets were decidedly on the rise during the year, affecting several of our investments in asset managers and making this industry the biggest detractor by a factor of more than two.
     The portfolio’s two top individual performers came from the technology space with MasterCard and ServiceSource International taking the top two overall honors. MasterCard, one of the largest payment and credit card processing companies in the world along with Visa and American Express, was the Fund’s top performer. Secular growth opportunities in electronic payments around the globe combined with significant cash flow and diminishing headwinds from the Durbin Amendment all contributed to a rerating of the shares higher. ServiceSource is a leading technology company offering a suite of products that assists customers in maximizing and growing renewal rates from maintenance, support and subscription agreements. Benefiting from increasing use of cloud-based solutions for service revenue management, ServiceSource saw its share price rise dramatically, commensurate with increasing expectations for growth in the company’s earnings profile. One bright spot from the otherwise lackluster financial sector was Cohen & Steers, an asset manager focusing largely on the REIT space but with an increasing presence in other more diversified strategies such as large-cap value. With one of the best growth profiles in its peer group, the company has seen very healthy asset growth as institutions increased allocations to the real estate sector. Importantly, its key funds beat their benchmarks, which should allow for market share growth as well.

     Not all asset managers performed as admirably in 2011. SHUAA Capital, the Dubai-based investment banking and asset management company, saw its share price decline as markets in the Middle East were hurt by uprisings that ousted leaders in Tunisia and Egypt along with concerns about Europe’s ability to contain its debt crisis. The biggest individual detractor from the Fund’s return was an ETF, the ProShares UltraShort 20+ Treasury that seeks investment results which correspond to twice the inverse of the daily performance of the Barclays Capital US Treasury 20+ Year Treasury Bond Index. We bought based on our belief that interest rates would rise as the Fed continues its use of massive monetary measures to combat stubbornly high unemployment and a weak housing market, however, this security fell in price as bond prices continued their unprecedented rally. We sold this investment in October.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

ProShares UltraShort 20+ Year Treasury	-2.04%

SHUAA Capital	-0.96

IPG Photonics	-0.92

Value Partners Group	-0.84

Mayr-Melnhof Karton	-0.80

[1] Net of dividends

ROYCE PARTNERS FUND VS. RUSSELL 2500 Value of $10,000 Invested on 4/27/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$3,378 million

Weighted Average P/E Ratio[2]	16.3x

Weighted Average P/B Ratio	1.9x

U.S. Investments (% of Net Assets)	73.3%

Non-U.S. Investments (% of Net Assets)	21.7%

Fund Net Assets	$2 million

Turnover Rate	44%

Number of Holdings	50

Symbol
Service Class	RPTRX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/11).

The Royce Funds 2011 Annual Report to Shareholders  |  37

FOCUSED

Focused Funds generally employ a more limited portfolio approach—typically holding no more than 100 positions that we believe possess high quality.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]	-0.47%

One-Year	7.20

Since Inception (12/31/10)	7.20

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	1.52%

Net Operating Expenses	1.39

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSM

2011	7.2%

TOP 10 POSITIONS % of Net Assets

Home Depot (The)	3.5%

Molex Cl. A	3.5

Scripps Networks Interactive Cl. A	3.3

Analog Devices	3.3

Staples	3.2

Microsoft Corporation	3.2

Mattel	3.2

Genuine Parts	3.2

Cisco Systems	3.2

Bed Bath & Beyond	3.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary	31.4%

Information Technology	22.3

Industrials	17.8

Health Care	13.2

Consumer Staples	7.5

Energy	2.4

Cash and Cash Equivalents	5.4

Royce Special Equity Multi-Cap Fund

Manager’s Discussion
We are pleased to provide the first annual report on Royce Special Equity Multi-Cap Fund (RSM). The Fund, which started on December 31, 2010, seeks long-term growth of capital by using an intensive value approach that attempts to combine classic value analysis, the identification of good businesses and accounting cynicism. Although the Fund has no market cap restrictions, a significant portion of its assets were invested in mid-cap and large-cap companies with market capitalizations of more than $5 billion during 2011. At the end of the period, 96.4% of the Fund’s holdings were greater than $5 billion in market capitalization and 46.7% were above $15 billion.
     The Fund gained 7.2% in 2011 versus a gain of 1.5% for its benchmark, the Russell 1000 Index, for the same period. RSM was fairly fast out of the gate, gaining 7.7% during the relatively quieter first half of the year compared to 6.4% for its large-cap benchmark. The world’s stock markets began to exhibit higher levels of volatility in April, with domestic equities reaching a 2011 high at the end of that month. Falling share prices then became mostly the norm through early October.

     This made the third quarter very tumultuous, with an especially hair-raising decline in August. Worries about European debt and potential defaults, as well as the aftermath of the debt ceiling fiasco in the U.S., combined to send stocks prices plummeting. RSM outperformed its benchmark during the third quarter, declining 9.9% versus a loss of 14.7% for the benchmark. The market then rallied in the fourth quarter, and RSM climbed 10.5% versus a gain of 11.8% for the Russell 1000. After keeping pace during the very dynamic month of October, the Fund gained further ground versus the index in November only to give it back in the last month of the year, showing a loss in December while the large-cap index was positive.
     After close to eight months of drama and high volatility, the U.S. market ended the year essentially as it began, as a result perhaps of two powerful forces—the fear and uncertainty regarding Europe being moderated by improved economic conditions here in the U.S. Throughout this volatile journey, both volatility and correlations were well above their long-term averages. The U.S. economy went from fears of overheating, then to fear of an economic pause, or, worse, a double-dip recession, back to no worse than a soft patch followed by economic improvement. The economy also went from periods when high beta, non-dividend paying and lowest-market cap stocks performed best to other times when their opposites were favored. The big picture remains one of very restricted visibility.

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

VF Corporation	1.69%

Limited Brands	1.39

Lubrizol Corporation (The)	1.21

Home Depot (The)	0.80

Grainger (W.W.)	0.77

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, at or below 1.39% through April 30, 2014. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          38   |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

The U.S. is only in “relatively” better shape, but the direction of its economy and inherent structural flexibility make it the market of choice for now.
     While we suspect that the U.S. is likely to remain the market of choice, one needs to keep an eye on our leading economic indicators for any signs of a change in direction. At some point, of course, the U.S. government needs to again address our long-term deficit and budget issues, and the question as to the amount of fiscal drag looms large. Fortunately, the discussion in the U.S. has so far been back-end loaded so as not to cause the kind of immediate harsh decline that would bring our economic recovery to a halt.
     We believe that our ability to differentiate among stocks is crucial at this juncture. Within the confines of strict adherence to discerning metrics, one needs to find securities that can benefit from whatever comes of our tangled situation. We believe that, regardless of the ultimate outcome, inexpensive, quality businesses that generate free cash flow remain, at a minimum, relatively better than other investment choices, and we continue to believe they can provide solid absolute returns as well. Our goal with RSM was to assemble a portfolio of companies that not only pay dividends, but that also have a consistent history of growing their dividends year over year. At the end of 2011, 37% of the Fund’s holdings had raised their dividend consecutively for 31 years or more. In the long run, a company generally cannot pay, let alone raise, a dividend if it is not earning money. So the ability to do so represents an inherent sign of quality embedded in these companies which have consistently raised their dividends. We believe this will be an ongoing theme for the next several years as interest rates remain low or near zero. We also expect the market to be more discerning about stocks—quality and valuation should be increasingly important. For this reason, free cash flow’s importance should also increase. It has been a long time since the ongoing ability to generate free cash has been more valuable.

     At the end of the annual period, all but one of the Fund’s seven equity sectors were positive performers, with Consumer Discretionary, Consumer Staples and Materials having the largest impact. Within these sectors, textiles, apparel & luxury goods, specialty retail, and household products were the top-performing industries. Information Technology was the only negative sector for the annual period, led by a decline in the semiconductors & semiconductor equipment industry. Apparel and footwear maker VF Corporation was the best performer during the annual period, perhaps boosted by growing earnings and an increased dividend. Office products retailer Staples was the largest detractor from performance during the period, as weaker-than-expected sales seemed to weigh on the company as it tried to address a lackluster demand environment.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Staples	-1.39%

Applied Materials	-1.03

Walgreen Company	-0.41

Texas Instruments	-0.39

Molex Cl. A	-0.34

[1] Net of dividends

ROYCE SPECIAL EQUITY MULTI-CAP FUND VS. RUSSELL 1000 Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$21,790 million

Weighted Average P/E Ratio[2]	13.1x

Weighted Average P/B Ratio	2.7x

U.S. Investments (% of Net Assets)	94.6%

Non-U.S. Investments (% of Net Assets)	0.0%

Fund Net Assets	$37 million

Turnover Rate	5%

Number of Holdings	38

Symbol
Service Class	RSEMX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/11).

The Royce Funds 2011 Annual Report to Shareholders  |  39

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-17.30%

One-Year			-14.58

Three-Year			19.93

Five-Year			2.47

10-Year			7.28

15-Year			11.28

Since Inception (12/15/93)			11.99

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.64%

Net Operating Expenses			1.53

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2011	-14.6%	2003	44.0%

2010	31.5	2002	-16.3

2009	53.6	2001	25.1

2008	-36.0	2000	24.0

2007	2.3	1999	29.8

2006	19.0	1998	2.4

2005	9.7	1997	19.5

2004	13.6	1996	22.8

TOP 10 POSITIONS % of Net Assets

Myriad Genetics			1.9%

Nu Skin Enterprises Cl. A			1.9

Alamos Gold			1.9

HEICO Corporation Cl. A			1.9

Teradyne			1.7

Trican Well Service			1.7

Fairchild Semiconductor International			1.6

Pretium Resources			1.6

GrafTech International			1.6

Allied Nevada Gold			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			21.0%

Information Technology			19.4

Industrials			13.2

Energy			12.2

Financials			12.0

Health Care			7.5

Consumer Discretionary			7.5

Consumer Staples			3.4

Telecommunication Services			0.5

Utilities			0.1

Miscellaneous			1.9

Cash and Cash Equivalents			1.3

Royce Low-Priced Stock Fund

Manager’s Discussion
Although equity results were highly correlated in 2011, some performances were worse than others, an observation that unfortunately includes the calendar-year result for Royce Low-Priced Stock Fund (RLP). The Fund fell 14.6% in 2011, well behind its small-cap benchmark, the Russell 2000 Index, which lost 4.2% for the same period. It was a disappointing year for RLP on both an absolute and relative basis.
     Although the Fund trailed its benchmark during the first half of the year, the margin was narrower, as RLP finished June with a year-to-date gain of 3.3% compared to a gain of 6.2% for the small-cap index. The Fund then slipped further behind in the bearish third quarter, when RLP was down 23.3% compared to a decline of 21.9% for the Russell 2000. This relative disadvantage only widened during the bullish fourth quarter, when the Fund gained 7.9% while its small-cap benchmark rallied 15.5%. These results made the second half particularly difficult. Most upsetting was the Fund’s failure on an absolute basis either to hold its value or rebound. Only slightly less disturbing was RLP underperforming the index during a highly volatile downturn before posting a relatively uninspired result when share prices rebounded following the 2011 low on October 3.

     We felt better about RLP’s longer-term returns, which remained strong on a relative basis as well as showing key pockets of absolute strength in the three-, 10-, 15-year and since inception (12/15/93) periods ended December 31, 2011. During the most recent full market cycle period—from the previous small-cap peak on July 13, 2007 through the small-cap peak on April 29, 2011—the Fund gained 27.2% versus 6.6% for the Russell 2000. (Please see page 6 for more market cycle results.) This market cycle showing was critical in RLP’s long-term advantage over its benchmark. The Fund outperformed the Russell 2000 for the three-, five-, 10-, 15-year and since inception periods ended December 31, 2011. RLP’s average annual total return since inception was 12.0%.
     The Fund’s losses came mostly from two sources, which include some overlap: Silver and gold mining companies in the Materials sector and investments in non-U.S. companies—two areas that did well in 2009 and 2010. Both areas struggled greatly in 2011’s third quarter and, with a few notable exceptions such as Vancouver’s Pretium Resources, had spotty (at best) participation

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Nu Skin Enterprises Cl. A	0.70%

Timberland Company (The) Cl. A	0.59

Pretium Resources	0.49

HEICO Corporation Cl. A	0.39

Allied Nevada Gold	0.28

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, other than acquired fund fee and expenses, at or below 1.49% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          40   |   The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

in the fourth-quarter rally. Non-U.S. stock markets sustained larger net losses than their domestic counterparts for the year, a trend that began in the first quarter and persisted through the end of December. The shares of mining companies were subject to the same declines that hurt the prices of silver and gold, and only a small handful of businesses benefited when stock prices rose again late in the year.
     Our confidence in the metals & mining industry remains high. We believe that the best-managed and most conservatively capitalized mining businesses can eventually rebound, and that the current low-interest rate environment can continue to provide gold and silver with tailwinds. We added to our stake in Vancouver-based Silver Standard Resources between June and October. The company has only recently made the transition from exploration to production and in doing so has dealt with production problems such as a brief shutdown of its Pirquitas silver mine in Argentina during September. We think the firm is more than capable of being a strong producer, and the news on the Pirquitas mine near the end of December was very positive. Pan American Silver faced delays in an Argentinian mine of its own and had a few small production disappointments. In the first half of the year, it also had to tackle concerns, since resolved, about how newly elected leaders in Bolivia and Peru would treat mining operations in those nations. This was more than enough to keep investors away, though we were pleased to hold a large position at year-end, when it was a top-20 holding. London-based Hochschild Mining was also hurt by its exposure to Peru during the first half, as well as by production declines. With the Peru issue resolved—newly elected President Humala considerably moderated election-season talk about nationalization and punitive taxation—its stock price rose into early September before falling again through the end of the period. We like its dividend, low debt and regular production and bought shares in June and October.

     OmniVision Technologies makes semiconductor image-sensor devices. With ample cash and little debt, it finished the year in excellent financial health. Yet many investors left the stock, in part due to hard times for the semiconductor industry and in part because Apple no longer granted OmniVision a monopoly on making image sensors for iPads and iPhones. True to our contrarian leanings, we added to our position, focusing more on the fact that its business with the tech behemoth remains strong, as does its work in other industries, such as digital photography and autos. We sold some shares of Intrepid Potash, which makes fertilizer products for the agricultural, industrial and feed markets, though we still like its long-term prospects. Sluggish sales and lower earnings seemed to curb the appetite of other investors.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Silver Standard Resources	-0.93%

Pan American Silver	-0.89

OmniVision Technologies	-0.56

Hochschild Mining	-0.53

Intrepid Potash	-0.52

[1] Net of dividends

ROYCE LOW-PRICED STOCK FUND VS. RUSSELL 2000 Value of $10,000 Invested on 12/15/93

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,169 million

Weighted Average P/E Ratio[2]		11.6x

Weighted Average P/B Ratio		1.6x

U.S. Investments (% of Net Assets)		64.1%

Non-U.S. Investments (% of Net Assets)		34.6%

Fund Net Assets		$3,773 million

Turnover Rate		22%

Number of Holdings		181

Symbol
Investment Class		RLPHX
Service Class		RYLPX
Institutional Class		RLPIX
R Class		RLPRX
K Class		RLPKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RLP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.18	0.11	0.16

Standard Deviation	25.89	23.92	22.75

[1] Five years ended 12/31/11 Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RLP	2.47%	25.89	0.10

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders   |   41

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-15.13%

One-Year			-12.95

Three-Year			23.60

Five-Year			0.09

10-Year			7.73

15-Year			11.28

Since Inception (11/19/96)			11.56

ANNUAL EXPENSE RATIO

Operating Expenses			1.18%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2011	-13.0%	2003	72.9%

2010	33.8	2002	-17.0

2009	62.1	2001	17.3

2008	-45.7	2000	19.8

2007	-2.0	1999	32.3

2006	18.8	1998	4.9

2005	4.8	1997	20.8

2004	17.5

TOP 10 POSITIONS % of Net Assets

La-Z-Boy			0.8%

Toll Brothers			0.8

Cost Plus			0.8

Trex Company			0.8

Albany International Cl. A			0.8

Kaiser Aluminum			0.7

The Jones Group			0.7

Apogee Enterprises			0.7

Nanometrics			0.7

LaSalle Hotel Properties			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			22.5%

Consumer Discretionary			21.0

Industrials			18.5

Materials			11.0

Financials			10.2

Energy			3.7

Health Care			2.5

Consumer Staples			1.3

Telecommunication Services			0.7

Miscellaneous			4.3

Preferred Stock			0.1

Cash and Cash Equivalents			4.2

Royce Opportunity Fund

Manager’s Discussion
Equity returns were once again closely correlated in 2011, though they were not close enough to prevent Royce Opportunity Fund (ROF) from enduring an especially tough year on both an absolute and relative basis. The Fund was down 13.0% for the calendar year versus a loss of 4.2% for its small-cap benchmark, the Russell 2000 Index. After highly successful absolute and relative years in 2009 and 2010, some amount of pull-back was not unexpected.
     Much of the year did not offer the most hospitable climate for positive results. After a quiet, mostly bullish first quarter, the world suddenly became very eventful, and markets grew steadily more volatile. The second quarter saw catastrophes in Japan, anxiety over the U.S. economy and deficit, and a round of concerns over European debt. Small-cap stocks made a new peak on April 29, 2011, and these matters were primary drivers of sliding share prices in the subsequent period. ROF finished the first half up 2.6% versus a 6.2% gain for its benchmark.

     However, the worries that spooked investors grew more intense as the third quarter got under way, including another spate of anxiety about European defaults. Here in the U.S., we endured the debt-ceiling fiasco, as Congress opted for a high-stakes game of chicken rather than the usual easy vote to authorize the federal government’s ability to borrow to meet its debt obligations. The political squabbling undoubtedly made worries about the possibility of a double-dip recession all the more intense, so it was no surprise that these events triggered capitulation on the part of many investors, who were getting out of equities in increasingly large numbers. Following an agreement on the debt ceiling and the beginning of progress in Europe’s attempts to stave off default, the period of high anxiety and low returns gave way to a welcome fourth-quarter rally, even if it was ultimately not robust enough to push calendar-year returns into positive territory. The Fund participated fully in the extremes of both quarters. ROF fell 28.0% in the very bearish third quarter, compared to a loss of 21.9% for the Russell 2000. Bouncing back in the fourth quarter, the Fund climbed 17.9%, outpacing the small-cap index’s gain of 15.5%.

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

RSC Holdings	0.43%

United Rentals	0.31

Lithia Motors Cl. A	0.25

La-Z-Boy	0.24

Cambrex Corporation	0.24

[1] Includes dividends

Longer-term results were better on a relative basis, while the three-, 10-, 15-year and since inception (11/19/96) numbers were impressive on an absolute basis. The Fund beat the

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of ROF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          42   |   The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

Russell 2000 for these same periods (the three-, 10-, 15-year and since inception spans) ended December 31, 2011. ROF’s average annual total return since inception was 11.6%.
     In the Fund’s 2011 Semiannual Report, we wrote that we were busily repositioning the portfolio, using net gains from 2009 and 2010 to find what we believed were attractively undervalued companies that could set the stage for future gains. These activities hampered results through the first nine months of 2011, especially as share prices throughout the market fell more or less steadily between the late April small-cap peak and the interim low on October 3, 2011. When stocks become cheap, their near-term outlook is often questionable. The third quarter’s capitulation saw an evaporation of support for many portfolio holdings, which was painful in the short run, though it allowed us to build positions at compellingly low prices.
     Ferro Corporation produces specialty materials and chemicals, including a paste for use in the solar industry. Demand for solar products declined precipitously in the third quarter, and the company disappointed with earnings while also lowering guidance for the remainder of fiscal 2011 based in part on declining solar installations. We built our position through much of 2011, still confident in the long-term potential for both solar energy and the firm’s ability to execute when demand increases. MEMC Electronic Materials also suffered through the depressed market for companies involved in solar power. It manufactures wafers and related products for the solar and semiconductor industries, both of which struggled in 2011. As one of three large players in the semiconductor wafer business, and with promising opportunities in its solar line, the company looks very well-positioned from our perspective to profit from a revival in each industry. We increased our stake in 2011.

     Although the year saw us first building then reducing our stake in Overseas Shipholding Group, we liked its potential to bounce back after fears of a slowdown in the global economy and concerns about overcapacity led investors to sail away from this tanker company that specializes in transporting crude oil. Century Aluminum, which produces the metal in the U.S. and overseas, endured an earnings miss, primarily driven by a sharp decline in aluminum prices as demand slackened in the second half of the year. We added to our stake throughout 2011. Not only were we confident that aluminum prices would rise again, but the company is also building a high-capacity plant in Iceland that will run on geothermal power, which should allow the firm to produce the metal at a lower cost than many competitors.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Ferro Corporation	-0.63%

Overseas Shipholding Group	-0.49

Century Aluminum	-0.41

MEMC Electronic Materials	-0.41

Unifi	-0.39

[1] Net of dividends

ROYCE OPPORTUNITY FUND VS. RUSSELL 2000 Value of $10,000 Invested on 11/19/96

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$562 million

Weighted Average P/E Ratio[2]		13.2x

Weighted Average P/B Ratio		1.1x

U.S. Investments (% of Net Assets)		94.0%

Non-U.S. Investments (% of Net Assets)		1.8%

Fund Net Assets		$1,636 million

Turnover Rate		35%

Number of Holdings		303

Symbol
Investment Class		RYPNX
Service Class		RYOFX
Consultant Class		ROFCX
Institutional Class		ROFIX
R Class		ROFRX
K Class		ROFKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (25% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	ROF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.12	0.11	0.16

Standard Deviation	31.33	23.92	22.75

[1] Five years ended 12/31/11 Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

ROF	0.09%	31.33	0.00

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders   |   43

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-13.53%

One-Year			-9.98

Three-Year			15.07

Five-Year			-1.51

10-Year			9.43

Since Inception (6/14/01)			10.94

ANNUAL EXPENSE RATIO

Operating Expenses			1.44%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2011	-10.0%	2006	19.3%

2010	19.7	2005	13.2

2009	41.4	2004	28.2

2008	-41.1	2003	79.9

2007	3.2	2002	-14.7

TOP 10 POSITIONS % of Net Assets

Robert Half International			1.8%

Valmont Industries			1.8

Myriad Genetics			1.7

LSI Corporation			1.7

Alamos Gold			1.6

Carter’s			1.6

Thomas & Betts			1.6

Acuity Brands			1.6

Darling International			1.6

Worthington Industries			1.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			23.7%

Industrials			18.0

Materials			15.6

Financials			11.5

Consumer Discretionary			8.3

Energy			7.3

Health Care			4.3

Consumer Staples			3.5

Telecommunication Services			0.6

Miscellaneous			4.5

Cash and Cash Equivalents			2.7

Royce Value Plus Fund

Manager’s Discussion
You might conclude that 2011 was a disappointing yet relatively uneventful year for small-cap stocks by looking only at the annual return of the small-cap Russell 2000 Index. What you would miss was a market that experienced significant volatility, high stock correlation, three distinct performance periods and an intra-year drawdown approaching 30%. Markets struggled to find their footing in a macro environment dominated by concerns over a potential dissolution of the eurozone, slowing growth in China and an unsettling downgrade of the U.S. sovereign credit rating. Royce Value Plus Fund (RVP) struggled in this challenging year for active management, falling 10.0% versus a 4.2% decline for its small-cap benchmark, the Russell 2000 Index, over the same period. RVP is somewhat unique among our offerings in that the investment process begins with our traditional parameters around margin of safety, quality and valuation and then overlays that framework on companies that we believe offer above-average growth prospects. In that sense, the Fund is not a traditional small-cap growth fund that might adhere to more relative valuation standards. While being out of step with the market is not uncommon, it is our intention to capture more of the performance of the growth segment in the market than we have in recent periods.

     The first half of 2011 was marked by a continuation of the rally that commenced late in the summer of 2010, spurred by the Fed’s initiation of a second round of quantitative easing to combat a stubbornly weak housing market. RVP gained 4.1% in 2011’s first half versus a 6.2% return for the Russell 2000. Small-cap stocks peaked mid-way through the second quarter on April 29, 2011 and then treaded water for the next two months as brewing storms on the horizon gave investors pause. A fumbled debate on the U.S. debt ceiling in July was followed by the downgrade of the nation’s credit rating. These events combined with unresolved problems in the eurozone to send investors scrambling for safety as small-cap stocks suffered a peak to trough decline of 29.1% between the April peak and the small-cap low on October 3. The third quarter, one of the worst on record for the Russell 2000, spared few. RVP fell 22.4% compared to a loss of 21.9% for its benchmark. The fourth quarter provided a reprieve, with stocks rebounding from their October lows as stronger U.S. economic data alleviated investors’ fears of a renewed recession. However, RVP continued to fall behind, advancing just 11.4% versus 15.5% for the Russell 2000.

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Liquidity Services	0.96%

Varian Semiconductor Equipment Associates	0.64

Carter’s	0.56

Caliper Life Sciences	0.37

Dollar Tree	0.36

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          44   |   The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

     Failing to keep pace in the up periods has been the disappointing development during this out of sync period for the portfolio. From the small-cap bottom on March 9, 2009 through December 31, 2011, RVP climbed 93.8% compared to the Russell 2000, which advanced 124.3%. As a result, the Fund’s intermediate-term results were adversely impacted. RVP was behind its benchmark for the one-, three- and five-year periods, while it outpaced the Russell 2000 for the 10-year and since inception (6/14/01) periods. RVP’s average annual return since inception was 10.9%.
     To reiterate our mid-year comments, several factors led to relative underperformance in 2011. Specifically, the Fund was too conservatively positioned coming out of the recession and bear market, which were both exacerbated by the financial crisis, while also holding more special situations and turnaround investments with fewer traditional growth companies. Adjustments have been largely completed that we believe have more appropriately positioned the Fund to participate in an economic environment that is gradually moving from recovery to a slow, but sustainable expansion.
     From a sector standpoint, four of the Fund’s nine equity sectors made modest positive contributions to returns. On the negative side, Materials posed the greatest challenge, with the bulk of the losses coming from the Fund’s significant overweighting in the metals & mining industry. Information Technology and Financials were the next two largest detractors from a sector standpoint. All six of the Fund’s poorest-performing industry groups came from these three sectors, with communications equipment, computers & peripherals and chemicals, joining the previously mentioned metals & mining industry as significant drags on the Fund’s returns.

     Net gains from 2010 and earlier in 2011 became sharp losses for metals & mining stocks when precious metals prices—specifically gold and silver—dropped precipitously in the second half of the year. Silver Standard Resources, a silver exploration company with projects all over North and South America, suffered from higher-than-anticipated mining costs, disappointing results from an Argentinean mine and a sharply lower market price for silver. Also on the losing side were several Information Technology investments. Avid Technology, a digital media software company, fell into the category of turnarounds that have yet to materialize. Its specific issues were weakness in end markets such as Europe and Asia coupled with the need for additional headcount reductions, each of which helped lead to declining margins and lower earnings. Given the Fund’s repositioning initiatives, we exited our position during the year to focus on businesses with more immediate growth potential.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Silver Standard Resources	-0.91%

Avid Technology	-0.71

TriQuint Semiconductor	-0.60

International Rectifier	-0.53

Waddell & Reed Financial Cl. A	-0.48

[1] Net of dividends

ROYCE VALUE PLUS FUND VS. RUSSELL 2000 Value of $10,000 Invested on 6/14/01

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,574 million

Weighted Average P/E Ratio[2]		14.5x

Weighted Average P/B Ratio		1.9x

U.S. Investments (% of Net Assets)		83.3%

Non-U.S. Investments (% of Net Assets)		14.0%

Fund Net Assets		$1,999 million

Turnover Rate		49%

Number of Holdings		130

Symbol
Investment Class		RVPHX
Service Class		RYVPX
Consultant Class		RVPCX
Institutional Class		RVPIX
R Class		RVPRX
K Class		RVPKX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RVP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.01	0.11	0.16

Standard Deviation	24.15	23.92	22.75

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RVP	-1.51%	24.15	-0.06

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  45

OPPORTUNISTIC THEMES

Opportunistic Themes Funds generally invest in micro-caps and/or those companies considered more opportunistic.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-13.55%

One-Year			-11.29

Three-Year			11.56

Five-Year			-3.09

Since Inception (12/31/03)			4.09

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.12%

Net Operating Expenses			1.67

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2011	-11.3%	2007	-4.7%

2010	18.5	2006	24.8

2009	32.1	2005	12.2

2008	-35.4	2004	15.1

TOP 10 POSITIONS % of Net Assets

Ashmore Group			3.1%

Invesco			2.9

Northern Trust			2.4

Verisk Analytics Cl. A			2.3

Air Lease Cl. A			2.3

Virtus Investment Partners			2.2

BOK Financial			2.2

Marsh & McLennan			2.1

Sprott			2.0

Jupiter Fund Management			2.0

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Capital Markets			59.4%

Insurance			13.4

Commercial Banks			5.5

Diversified Financial Services			5.1

Professional Services			2.3

Trading Companies & Distributors			2.3

Consumer Finance			2.2

Media			1.9

Software			1.9

IT Services			1.8

Real Estate Management & Development			1.7

Miscellaneous			2.1

Cash and Cash Equivalents			0.4

Royce Financial Services Fund

Manager’s Discussion
It was a disappointing year on both an absolute and relative basis for Royce Financial Services Fund (RFS), as the portfolio suffered through the high volatility and often plummeting stock prices that characterized much of 2011. RFS fell 11.3% for the calendar year, versus a loss of 4.2% for its small-cap benchmark, the Russell 2000 Index, and a decline of 3.4% for the financial services component of the Russell 2500 Financial Services Index for the same period. Needless to say, it was a discouraging year, even allowing for the fact that our value approach to investing in what we believe are fundamentally strong, conservatively capitalized, and attractively valued financial companies will occasionally knock us out of sync both with the benchmark and the index that tracks the performance of micro-cap, small-cap and mid-cap financial services stocks.
     The year consisted of three distinct periods. The first four months saw a mostly uninterrupted bull run before small-cap stocks reached a new peak on April 29. The period between April and the subsequent small-cap low on October 3 was one of the most tumultuous that we can recall in our nearly forty years of investing. Investors had more than enough to worry about, including the debt-ceiling fiasco, anxiety about a double-dip recession, and angst over possible European defaults, to name just some of the more high-profile concerns. A welcome rally followed, though the dramatic volatility that kept investors off balance through previous months hardly abated. The rally was also not quite vigorous enough to undo the bearish trend that followed the April high and that grew particularly intense in the third quarter.

     The upshot was that RFS finished the first half in reasonably good shape, up 2.6% versus a 6.2% gain for the Russell 2000 and a 2.6% return for the financial services companies in the Russell 2500. The third quarter, unpleasant as it was, saw the Fund narrowly outpacing its benchmark and slightly underperforming the Russell 2500’s financial sector. Between July and September, RFS slid 20.1% compared to respective losses of 21.9% and 18.0% for the small-cap index and the financial services component of the Russell 2500. While we would generally hope for better down market results, the Fund’s year-to-date return through the end of September remained close to both indexes. It was in the fourth-quarter upswing that the Fund’s relative disadvantage became most pronounced, a period

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Virtus Investment Partners	1.24%

Fair Isaac	0.67

MasterCard Cl. A	0.59

Verisk Analytics Cl. A	0.47

Marsh & McLennan	0.35

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/ or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.49% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             46   |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

in which RFS was up 8.2%, trailing both the Russell 2000, which climbed 15.5%, and the Russell 2500’s financial services companies, which rose 14.8%.
     The Fund’s performance over the last full market cycle was lackluster on an absolute basis and mixed on a relative basis. RFS was up 1.2% from the previous small-cap peak on July 13, 2007 through April 29, 2011, compared to a gain of 6.6% for its benchmark and a loss of 13.5% for the financial services component of the Russell 2500. This same pattern held for calendar-year based results. The Fund trailed the Russell 2000 for the one-, three-, five-year and since inception (12/31/03) periods ended December 31, 2011, while it beat the financial services companies in the Russell 2500 for each of these periods except the one-year span.
     Since the Fund’s inception, our bottom-up, stock-pickers’ approach has generally led us away from banks and toward businesses such as investment management, securities brokers and insurance. Companies in these industries constituted the bulk of the Fund’s assets at year-end, with the capital markets industry accounting for more than half of its net assets. Most of these companies are asset management businesses.

     Considering its weight in the Fund, it was not surprising, then, that this group detracted most from performance. It was also home to the top contributor for 2011. Virtus Investment Partners is a Hartford-based firm and top-10 holding that operates a multi-manager investment business. Though its share price plunged precipitously in the third quarter, it rallied with equal strength in the fourth and built on its first-half gains, driven by higher long-term mutual fund sales. The Fund’s most significant detractor was Artio Global Investors, a New York City-based asset management business. We were initially drawn to Artio’s impressive long-term track record with non-U.S. equities. Its stock price declined steadily through most of the year, the result of fading, though still positive, earnings. The failure and subsequent bankruptcy of derivatives trading business MF Global Holdings made headlines and caused embarrassment both for its well-known CEO and investors like ourselves, who had believed in the integrity, transparency, and capabilities of the company. Cowen Group specializes in alternative investment management, investment banking, research and trading. Its business suffered from losses on fixed income securities, equity options and other investments, all of which kept investors selling. Lower share prices led us to build our stake in two non-U.S. asset management businesses: Sprott, 2010’s second-best performer and a top-10 holding at year end, is a Canadian asset manager with a particularly strong history with natural resources investments, while Dubai-based SHUAA Capital promotes investment opportunities within the Middle East and North Africa.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Artio Global Investors Cl. A	-0.87%

MF Global Holdings	-0.82

Cowen Group Cl. A	-0.66

Sprott	-0.66

SHUAA Capital	-0.62

[1] Net of dividends

ROYCE FINANCIAL SERVICES FUND VS. RUSSELL INDEXES Value of $10,000 Invested on 12/31/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,884 million

Weighted Average P/E Ratio[2]		12.4x

Weighted Average P/B Ratio		1.6x

U.S. Investments (% of Net Assets)		68.8%

Non-U.S. Investments (% of Net Assets)		30.8%

Fund Net Assets		$14 million

Turnover Rate		23%

Number of Holdings		89

Symbol
Service Class		RYFSX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RFS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	-0.08	-0.29	-0.20

Standard Deviation	23.00	25.66	22.88

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 30 financial services objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RFS	-3.09%	23.00	-0.13

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders   |   47

MICRO-CAP

Micro-Cap Funds generally invest in companies with market capitalizations up to $500 million, using our core investment approach.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-14.58%

One-Year			-12.10

Three-Year			21.18

Five-Year			2.39

10-Year			8.91

15-Year			10.75

20-Year			12.50

Since Inception (12/31/91)			12.50

ANNUAL EXPENSE RATIO

Operating Expenses			1.54%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2011	-12.1%	2003	52.6%

2010	30.1	2002	-13.4

2009	55.7	2001	23.1

2008	-40.9	2000	16.7

2007	7.1	1999	13.7

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

2004	15.8	1996	15.5

TOP 10 POSITIONS % of Net Assets

Rudolph Technologies			1.3%

Graham Corporation			1.2

GP Strategies			1.2

Total Energy Services			1.2

Marten Transport			1.1

Canadian Energy Services & Technology			1.1

Drew Industries			1.1

Global Power Equipment Group			1.1

Anaren			1.1

Universal Stainless & Alloy Products			1.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			19.8%

Materials			14.0

Consumer Discretionary			13.7

Information Technology			13.5

Health Care			10.3

Energy			9.2

Financials			6.7

Consumer Staples			3.3

Telecommunication Services			1.5

Utilities			0.1

Miscellaneous			5.0

Cash and Cash Equivalents			2.9

Royce Micro-Cap Fund

Manager’s Discussion
Micro-cap companies were challenged throughout the year by a highly correlated market, investors abandoning equities, and a schizoid attitude toward risk. The end result was a particularly tough year that did not spare the diversified portfolio of Royce Micro-Cap Fund (RMC). The Fund lost 12.1% in 2011, versus declines of 9.3% for its benchmark, the Russell Microcap Index, and 4.2% for the small-cap Russell 2000 Index for the same period. A solid showing in the year’s bullish first quarter gave way to a less satisfying second quarter, which added up to a first-half gain of 2.9% compared to 3.1% for the micro-cap index and 6.2% for the small-cap index.
     The third quarter ushered in a far more tumultuous market, which featured a hair-raising decline in August as worries about European debt and potential defaults, as well as the aftermath of the debt ceiling fiasco in the U.S., combined to send stock prices plummeting. While disappointing on an absolute basis, RMC’s results were in line with both indexes. The Fund was down 22.1% while the Russell Microcap index fell 22.7% and the Russell 2000 declined 21.9%. The Fund’s relative advantage over its benchmark at the end of the third quarter disappeared as it failed to keep pace in the volatile, mostly bullish period that began in October. For the fourth quarter, RMC climbed 9.7% versus gains of 13.8% for the micro-cap index and 15.5% for the small-cap index. After keeping pace during the very dynamic month of October, the Fund ceded some ground in November and lost more in December, showing a negative return in the year’s final month while both indexes were slightly positive.

     RMC’s longer-term results were much better. In the last full market cycle period, from the previous small-cap peak on July 13, 2007 to the most recent peak on April 29, 2011, the Fund gained 24.9%, well ahead of the both the Russell Microcap, which lost 7.0%, and the Russell 2000, which was up 6.6% for the same period. We emphasize market cycle results—more can be found on page 6—because they represent both an up and a down phase and because they played a role in RMC’s long-term edge over both indexes. For the periods ended December 31, 2011, the Fund outperformed the Russell Microcap for the three-, five- and 10-year periods while also beating the Russell 2000 for the three-, five-, 10-, 15-, 20-year and since inception (12/31/91) periods. (Data for the micro-cap index dates back only as far as 2000.) The Fund’s average annual total return since inception was 12.5%.
     After providing a performance boost for the Fund during 2009 and 2010, companies based overseas, or with significant exposure to foreign markets, hurt performance in 2011. On a sector

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Lumina Copper	0.78%

SMART Modular Technologies (WWH)	0.38

Heritage-Crystal Clean	0.37

TGC Industries	0.35

Fronteer Gold	0.29

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, other expenses and acquired fund fees and expenses. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             48   |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

level, Information Technology, Materials, Industrials, Consumer Staples, and Financials made the largest negative impact. The first of these remains an area in which we see great potential, calendar-year disappointments notwithstanding. Tech stocks as a group have not rallied for an appreciable period since the bursting of the Internet bubble a decade ago. Prices of many micro-cap tech stocks have been attractively low for many of the ensuing years, and our interest in the sector remains high, based on the combination of strong fundamentals and attractive valuations. Still, we were frustrated by the number of poor performers, in particular those in the semiconductor industry, and, as we did in all sectors, we worked to position the portfolio for better days.
     We sold our stake in Smith Micro Software in October. The company develops software and services primarily for enhanced mobile connectivity. Its business struggled in 2011, as a decline in its base connection management business faced competition from mobile hotspot technologies. We were initially patient, however, as we liked its market share, strong cash position and promising product pipeline. A series of missteps ensued, including delays in lining up new business and contracts, all of which contributed to a stock-price decline that led us to move on.
     Building our position through November, we had more confidence in the long-term prospects for AXT, which manufactures compound and single element semiconductor substrates. It has a promising business in high-brightness LED components, but macro factors, including a rocky market for semiconductor makers, kept its share price in more or less steady decline. We like its business, its management and its low-debt balance sheet. We also had confidence in the prospects for Sigma Designs, which makes integrated system-on-chip solutions for IPTV (Internet protocol television). It has suffered the typical fits and starts of many new, highly niche-based tech businesses. Also keeping investors away during 2011 was an absence of any exciting new developments in the IPTV business. Its pristine balance sheet and long-term potential drove our decision to add to our position at various times between March and December.

     US Gold was at the top of a list of poor-performing metals and mining companies that were hurt by volatile precious metals prices and consequent inattention to mining businesses on the part of investors. The company was not helped by its position as a smaller player that has not yet made the transition from exploration to mine production. Lincoln Educational Services is a high-quality for-profit educator with a proven track record of career-based services in a variety of fields, including health sciences and automotive technology. It was caught up in a regulatory wave and the federal government’s generally sour attitude toward its industry. We added to our stake between May and November.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Smith Micro Software	-0.76%

US Gold	-0.59

AXT	-0.53

Sigma Designs	-0.46

Lincoln Educational Services	-0.45

[1] Net of dividends

ROYCE MICRO-CAP FUND VS. RUSSELL MICROCAP AND RUSSELL 2000 Value of $10,000 Invested on 6/30/00 (Russell Microcap Inception)

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$342 million

Weighted Average P/E Ratio[2]		12.7x

Weighted Average P/B Ratio		1.4x

U.S. Investments (% of Net Assets)		65.1%

Non-U.S. Investments (% of Net Assets)		32.0%

Fund Net Assets		$1,161 million

Turnover Rate		35%

Number of Holdings		224

Symbol
Investment Class		RYOTX
Service Class		RMCFX
Consultant Class		RYMCX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RMC	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.16	0.04	0.14

Standard Deviation	23.44	24.47	23.85

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 22 micro-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RMC	2.39%	23.44	0.10

Russell Microcap	-3.75	25.29	-0.15

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  49

MICRO-CAP

Micro-Cap Funds generally invest in companies with market capitalizations up to $500 million, using our core investment approach.

AVERAGE ANNUAL TOTAL RETURNS THROUGH 12/31/11

July-December 2011[1]			-4.78%

One-Year			-2.24

Three-Year			13.76

Five-Year			-2.42

Since Inception (10/3/03)			4.50

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			3.04%

Net Operating Expenses			1.49

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2011	-2.2%	2007	-7.4%

2010	19.6	2006	16.8

2009	25.9	2005	7.6

2008	-35.1	2004	13.3

TOP 10 POSITIONS % of Net Assets

Drew Industries			2.2%

Richmont Mines			1.8

Integrated Silicon Solution			1.8

Hi-Tech Pharmacal			1.7

PetroQuest Energy			1.6

Xyratex			1.6

Metropolitan Health Networks			1.6

G-III Apparel Group			1.5

Universal Stainless & Alloy Products			1.4

Dynamics Research			1.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			26.7%

Consumer Discretionary			20.2

Industrials			13.7

Materials			9.6

Health Care			9.0

Energy			6.6

Financials			2.5

Consumer Staples			1.9

Miscellaneous			4.5

Cash and Cash Equivalents			5.3

Royce Discovery Fund

Managers’ Discussion
Twenty-eleven was a volatile year for stocks as a whole, but even more so for micro-cap companies, which were challenged throughout the year by a highly correlated market, investors abandoning equities and a schizoid attitude toward risk. We were very pleased with how well Royce Discovery Fund (RDF) performed in this very inhospitable environment. The Fund did well on a relative basis in 2011, declining 2.2% versus a loss of 9.3% for its benchmark, the Russell Microcap Index. This was particularly encouraging for the way in which the Fund narrowed the performance gap with its benchmark. Going into the second half of the year, the Fund was slightly behind the micro-cap index, gaining 2.7% in the first half compared to a gain of 3.1% for the benchmark.
     Following the 2011 market high, established one month into the second quarter, stock prices throughout the market began to drop before rallying a bit late in June. This initial slide was not as steep as it would become in August and September, months marked by intensifying anxieties over potential defaults in European nations, a fresh round of worry over the possibility of a second recession here in the U.S., and our nation’s own issues with debt. These situations were made worse by the stubborn refusal of the developed world’s political leaders to put policies in place that might resolve (or at least confront) these matters. The third quarter, then, reaped the whirlwind of these difficulties. Between July and the end of September, RDF fell 15.8% versus a loss of 22.7% for the micro-cap index. While none of these problems were magically solved following the post-peak low on October 3, it did seem clear by that time that the U.S. economy was growing, however fitfully, and the news out of Europe was more encouraging than it had been at any other time during the year. This helped to usher in a welcome upswing, even as the market remained highly volatile. In the fourth-quarter rally, RDF was up 13.1%, trailing the Russell Microcap’s 13.8% gain. We were pleased that the Fund’s relative edge was achieved in large part by stronger down market results during the most volatile (and difficult) period of the year.

     Longer-term results were also encouraging. From the micro-cap index’s previous peak on April 4, 2004 through its most recent peak on July 12, 2007, RDF gained 33.3% compared to a gain of 32.9% for its benchmark. More recently, from the market peak on April 29, 2011 through the end of the year, the Fund declined 8.8% versus a loss of 16.3% for its benchmark.

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Sturm, Ruger & Co.	0.85%

Hi-Tech Pharmacal	0.72

Richmont Mines	0.69

Metropolitan Health Networks	0.68

Universal Stainless & Alloy Products	0.68

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expense ratio at or below 1.49% through April 30, 2012 and at or below 1.99% through April 30, 2021. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             50   |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

RDF outpaced the Russell Microcap for the one-, five-year and since inception (10/3/03) periods ended December 31, 2011.
     RDF’s portfolio managers evaluate the purchase and sale recommendations of its proprietary model using both quantitative and qualitative portfolio analysis before investment decisions are implemented. (Previous to August 2010, the Fund’s investment decisions were implemented solely on the basis of the recommendations of Royce’s proprietary quantitative model.) The model and the Fund’s portfolio managers use Royce’s value approach, which focuses on factors such as balance sheet quality, cash flow levels and various other measures of a company’s profitability. We believe that the integration of our portfolio managers’ analysis before the implementation of the model’s investment recommendations should enhance the investment decision making process for the Fund. This report is the first that reflects a full year of this process.
     At the end of the period, five of the Fund’s eight equity sectors made a net positive contribution to performance. Consumer Discretionary and Materials were the portfolio’s best-performing sectors, while Energy, Information Technology, and Industrials finished the year in the red. At the industry level, contributors were led by the metals and mining group (a significant detractor in many other Royce portfolios) and leisure equipment & products companies. The industry that detracted most from results was oil, gas & consumable fuels, which led by a wide margin.

     Long-time holding Drew Industries was the Fund’s largest holding at the end of the year, as it was at the end of June. This manufacturer of components for recreational vehicles and manufactured homes exemplified in many ways the stock market of 2011—its stock price was quite volatile during the year, going as high as the mid-20s and falling as low as the mid-teens, only to end the year about 7% higher than where it started. We bought more shares in April and May. Firearms manufacturer Sturm, Ruger & Company defied the odds with a mostly rising share price during the year, helped by strong earnings and attractive margins. We took some gains in June, July, and September. Amtech Systems builds and installs capital equipment and other items used in the manufacture of wafers, primarily for the solar and semiconductor industries. It was hurt by tough times for both of those industries, especially as demand for solar stalled. We liked its low-debt balance sheet and attractive niche in an industry that we think offers strong long-term growth potential. TransGlobe Energy is a Canadian exploration and production company with oil interests in the Arab Republic of Egypt and the Republic of Yemen whose stock seemed to suffer both from a tough market for many energy companies and recent earnings disappointments.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Amtech Systems	-0.94%

TransGlobe Energy	-0.77

Amedisys	-0.74

Universal Electronics	-0.63

Lincoln Educational Services	-0.61

[1] Net of dividends

ROYCE DISCOVERY FUND VS. RUSSELL MICROCAP Value of $10,000 Invested on 10/3/03

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$339 million

Weighted Average P/E Ratio[2]		10.4x

Weighted Average P/B Ratio		1.4x

U.S. Investments (% of Net Assets)		85.0%

Non-U.S. Investments (% of Net Assets)		9.7%

Fund Net Assets		$4 million

Turnover Rate		72%

Number of Holdings		101

Symbol
Service Class		RYDFX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RDF	Category Median	Best Decile Breakpoint

Sharpe Ratio	-0.05	0.04	0.22

Standard Deviation	23.17	24.47	23.19

[1] Five years ended 12/31/11. Category Median and Best Decile Breakpoint based on 22 micro-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RDF	-2.42%	23.17	-0.10

Russell Microcap	-3.75	25.29	-0.15

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  51

MID-CAP

Mid-Cap Funds generally invest in mid-cap companies with market capitalizations from $2.5 billion to $15 billion, or smid-cap companies with market caps from $500 million to $10 billion.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-15.63%

One-Year			-11.57

Three-Year			12.78

Since Inception (9/28/07)			0.38

ANNUAL EXPENSE RATIO

Gross Operating Expenses			2.40%

Net Operating Expenses			1.49

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSV	Year	RSV

2011	-11.6%	2009	28.7%

2010	26.0	2008	-29.3

TOP 10 POSITIONS % of Net Assets

Lincoln Electric Holdings			4.5%

Reliance Steel & Aluminum			4.2

Analog Devices			4.1

Affiliated Managers Group			4.1

Western Digital			3.7

Autoliv			3.7

Allied Nevada Gold			3.7

Westlake Chemical			3.5

International Rectifier			3.4

Semperit AG Holding			3.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			23.2%

Information Technology			22.0

Industrials			17.7

Financials			11.9

Consumer Discretionary			9.6

Energy			9.1

Health Care			3.8

Consumer Staples			0.8

Cash and Cash Equivalents			1.9

Royce SMid-Cap Value Fund

Managers’ Discussion
The just-completed year began on a positive note as 2010’s powerful second-half rally continued through much of the first half of 2011. Confidence that interest rates would remain low in the U.S. for an extended period, solid corporate earnings, and undemanding equity valuations all served to support investor confidence in the face of persistent concerns over the health and future of the eurozone region. The full year, however, was far from benign and featured a particularly difficult third quarter that once again sent investors rushing to the perceived safety of bonds. Royce SMid-Cap Value Fund (RSV), with its mandate to focus on small-cap and mid-cap companies, struggled to keep pace on a relative basis with its benchmark, the Russell 2500 Index, declining 11.6% versus a 2.5% loss for the index. Twenty-eleven marked a year in which bigger was better, with many large cap-indexes managing modest gains for the year. The bulk of micro-, small-, and mid-cap stocks were in the red, with the smallest (i.e., micro-caps) leading the decliners.

     RSV essentially matched the benchmark in 2011’s first quarter, both rising 8.7%. The second quarter, which saw small-cap stocks reach a new peak on April 29, 2011, was more challenging. RSV lost 3.5% compared to a drop of 0.6% for the index. Loss of confidence in U.S. politicians’ ability to agree to an increase in the debt ceiling led to a downgrade of the U.S. sovereign credit rating midway through the third quarter. Global stock markets moved lower, almost in lockstep, and investors once again forsook stocks and fled to bonds. RSV lost 22.6% in this highly correlated period versus a decline of 21.2% for the Russell 2500. Better-than-anticipated strength in the U.S. economy, along with a solid period for corporate earnings, helped stocks to recoup roughly half of the third quarter’s losses in the fourth quarter. RSV lagged in this period, which was dominated by higher-beta stocks, gaining 9.0% and trailing the 14.5% gain for the index.
GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Varian Semiconductor Equipment Associates	1.51%

Helmerich & Payne	0.92

Lincoln Electric Holdings	0.72

Lubrizol Corporation (The)	0.66

Teledyne Technologies	0.47

[1] Includes dividends

     The variance in sector performance for 2011 was largely defined by how defensive or cyclical the industries within each sector were. Not surprisingly, then, those that were most sensitive to investors’ concerns about the pace of economic activity fared worst. This was evidenced in the sector results for the Fund. All but four of the portfolio’s nine equity sectors detracted from returns. Materials had the largest negative impact, followed by Information Technology and

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses at or below 1.49% through April 30, 2012 and at or below 1.99% through April 30, 2021. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             52  |   The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

Financials. The Industrials sector was the top positive contributor, followed by very modest gains for Consumer Staples and Energy. At the industry level, the metals & mining group was the weakest by a substantial margin. Net losses came overwhelmingly from portfolio positions in several precious metals companies that were hurt both by volatile precious metals prices—silver and gold in particular—and in many cases by company-specific difficulties that impacted their respective share prices. Semiconductors & semiconductor equipment companies, including Veeco Instruments, and holdings in the capital markets group also posted substantial losses for the year. Finally, RSV’s exposure to non-U.S. companies hurt results, particularly in the fourth quarter, when foreign markets failed to rally with the same vigor as their U.S. counterparts.
     The meaningful pickup in mergers & acquisition activity that commenced in earnest in 2010 continued in 2011, though at a slightly slower pace. In a world generally short on organic growth yet flush with credit availability and excess liquidity, companies have been increasingly looking to grow their businesses through acquisitions. RSV benefitted from this trend as Varian Semiconductor Equipment Associates agreed to be acquired in an all-cash deal by its larger rival, Applied Materials. While we are typically sorry to lose companies we know so well, especially ones that have so consistently outgrown their competitors, we believe as shareholders in Varian we realized a very fair price for our investment.

     On the other side of the ledger, Pan American Silver was a clear disappointment. The ever-present political risk that confronts businesses with operations in the emerging world surfaced in the company’s Bolivian operations to the detriment of its share price. A silver mining company with primary operations in Mexico, Peru, Argentina and Bolivia, Pan American suffered when the Bolivian government threatened to nationalize the country’s mining operations. Silver prices were also extremely volatile in the first half, with a rally of more than 50% through late April followed by a decline of nearly 30% in less than two weeks following increases in margin requirements intended to dampen speculation. We selectively added to our position in Pan American Silver as we believe the market’s reaction to these events dramatically undervalues the company. We had comparable problems in our investments in gold mining companies. Gold fell more than 18% from its late August highs through year-end. Canadian firm Seabridge Gold, an exploration company with projects in North America, saw its share price drop sharply moving in step with the falling price of gold. We continue to hold our position in anticipation of a re-rating of the shares as additional data becomes available on several promising new exploration projects.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Pan American Silver	-1.55%

Seabridge Gold	-1.29

Veeco Instruments	-1.07

Westlake Chemical	-1.03

International Rectifier	-0.97

[1] Net of dividends

ROYCE SMID-CAP VALUE FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$2,836 million

Weighted Average P/E Ratio[2]		11.2x

Weighted Average P/B Ratio		1.8x

U.S. Investments (% of Net Assets)		69.4%

Non-U.S. Investments (% of Net Assets)		28.7%

Fund Net Assets		$10 million

Turnover Rate		54%

Number of Holdings		47

Symbol
Service Class		RMVSX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RSV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.64	0.87	0.96

Standard Deviation	22.53	21.65	20.00

[1] Three years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 420 mid-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RSV	12.78%	22.53	0.57

Russell 2500	18.41	23.73	0.78

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2011 Annual Report to Shareholders  |  53

MID-CAP

Mid-Cap Funds generally invest in mid-cap companies with market capitalizations from $2.5 billion to $15 billion, or smid-cap companies with market caps from $500 million to $10 billion.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-12.53%

One-Year			-6.78

Since Inception (12/31/09)			5.15

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.64%

Net Operating Expenses			1.49

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMM	Year	RMM

2011	-6.8%	2010	18.6%

TOP 10 POSITIONS % of Net Assets

Reliance Steel & Aluminum			4.0%

Analog Devices			3.7

Allegheny Technologies			3.5

Western Digital			3.5

SanDisk Corporation			3.4

Trican Well Service			3.2

Helmerich & Payne			3.2

GameStop Corporation Cl. A			3.1

Autoliv			3.1

Agrium			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Information Technology			20.8%

Consumer Discretionary			17.7

Materials			16.8

Energy			13.0

Industrials			10.6

Financials			9.5

Health Care			5.9

Consumer Staples			1.6

Cash and Cash Equivalents			4.1

Royce Mid-Cap Fund

Managers’ Discussion
Broad stock-price correlation and extreme market volatility have become the norm in the years following the recession and the 2008 financial crisis, and 2011 was no exception. A year that began with great promise quickly succumbed to the persistent and contagious debt problems plaguing the world’s industrialized economies. A contentious political debate on raising the debt ceiling here in the U.S. culminated in a rating downgrade that stunned investors and further diminished appetites for all risk-carrying assets. Royce Mid-Cap Fund (RMM) struggled in this challenging year, disappointing on both an absolute and relative basis. RMM fell 6.8% in 2011 versus a 1.6% loss for its benchmark, the Russell Midcap Index, for the same period.
     Solid corporate earnings reports in 2011’s first quarter led to strong market performance. RMM largely kept pace, advancing 7.1% compared to the mid-cap benchmark, which rose 7.6%. In the more challenging second quarter, which saw a meaningful correction in equities driven primarily by investor skittishness around the European debt crisis, RMM fell a modest 0.5% versus a slight gain of 0.4% for the index. The third quarter was by far the most difficult, with the U.S. added to the list of countries downgraded by Standard & Poor’s for its lack of progress in confronting unsustainable levels of debt and Congress’s failure to enact a routine increase in the debt ceiling. RMM fell 20.7% in this highly correlated period for equities, slightly behind the 18.9% drop for the Russell Midcap index. An improvement in leading economic indicators in the U.S. and no additional deterioration in the European situation allowed investors to regain their footing. The fourth quarter experienced a welcome rally in which RMM gained 10.2% compared to a gain of 12.3% for the index.

     Three of the Fund’s eight equity sectors generated positive performance during 2011, with only Health Care posting a sizable gain. On the negative side, economically sensitive and commodity-oriented sectors were the biggest losers, with Energy detracting most, followed by Materials and Financials. Industry results were largely in line with sector attribution. The metals & mining

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Biogen Idec	1.40%

Dollar Tree	0.99

Varian Semiconductor Equipment Associates	0.93

Lubrizol Corporation (The)	0.70

Helmerich & Payne	0.36

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expense ratio at or below 1.49% through April 30, 2013 and 1.99% through April 30, 2021. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

          54  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

group, oil, gas & consumable fuels stocks, and energy equipment & services companies were the leading detractors while the biotechnology group contributed most.
     Biogen Idec, a biotechnology company that develops and markets products targeting multiple sclerosis, cancer and inflammatory diseases, was the leading individual gainer in RMM for the year. The combination of the advancement of a novel oral multiple sclerosis drug and greater-than-expected stability in sales of the company’s two major drugs, Tysabri and Avonex, led to a substantial increase in share price. We continue to view Biogen Idec’s valuation and cash flow profile as attractive, although we did pare our position somewhat throughout the year. Dollar Tree was another standout. A discount retail store chain selling merchandise at the $1.00 price point, it saw its shares move higher as the company continued to take market share from independent dollar stores. Stubbornly high unemployment combined with higher prices for food and gasoline also added organic growth as consumers are increasingly focused on more value-oriented price points. The Fund also benefited from the continued pick-up in mergers & acquisition activity as Varian Semiconductor Equipment Associates agreed to be acquired by Applied Materials in an all-cash deal that closed in the fourth quarter. While we are always sorry to lose companies we know so well, especially ones that have so consistently outgrown competitors—we believe as shareholders in Varian that we realized a very fair price for our investment. We sold the position shortly after the announcement of the transaction.

     Alpha Natural Resources was the Fund’s biggest individual detractor. With operations exclusively in the U.S., the company mines, processes and sells metallurgical coal to a range of industrial producers and electric utilities. As concerns about European contagion, the potential for a slowdown in China (due to tighter monetary policy) and renewed fears of a double dip in the U.S. all mounted, the shares of many coal producers declined sharply. Revised guidance for fiscal 2012 did nothing to help Alpha’s case. Another natural resource investment, C&J Energy Services, detracted from performance following its initial public offering in July 2011. Engaged in well completion services, primarily hydraulic fracturing in the shale regions of Texas, Louisiana, and Oklahoma, C&J’s share price fell due to selling pressure from the expiration of the lock-up following the offering and concerns about the sustainability of then-high levels of activity in U.S. shale plays. We exited the position to await greater clarity on the stability of the shareholder base and the longer-term prospects for the business. Agnico-Eagle Mines, a gold producer with operations in Canada, Mexico, and Finland, was rebounding a bit before the suspension of mining operations at a site in Quebec province and the announcement of a delay in accessing high-grade ore at another in the Canadian Arctic conspired to send its share price plummeting through year-end.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Alpha Natural Resources	-1.55%

C&J Energy Services	-1.09

Agnico-Eagle Mines	-0.96

Pan American Silver	-0.92

Value Partners Group	-0.88

[1] Net of dividends

ROYCE MID-CAP FUND VS. RUSSELL MIDCAP Value of $10,000 Invested on 12/31/09

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$5,254 million

Weighted Average P/E Ratio[2]	13.3x

Weighted Average P/B Ratio	1.9x

U.S. Investments (% of Net Assets)	76.9%

Non-U.S. Investments (% of Net Assets)	19.0%

Fund Net Assets	$6 million

Turnover Rate	59%

Number of Holdings	50

Symbol
Service Class	RMIDX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/11).

The Royce Funds 2011 Annual Report to Shareholders  |  55

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 97.5%

Consumer Discretionary – 14.3%
Auto Components - 1.2%
Autoliv	17,730	$948,378
†China XD Plastics [1]	201,100	1,073,874
†China Zenix Auto International ADR [1,2]	167,000	509,350
Dorman Products [1]	639,273	23,608,352
Drew Industries [1]	865,488	21,230,420
Gentex Corporation	333,900	9,880,101
Strattec Security	150,000	2,992,500
Superior Industries International	443,600	7,337,144

		67,580,119

Automobiles - 0.5%
Thor Industries	614,250	16,848,878
Winnebago Industries [1,3]	1,504,450	11,102,841

		27,951,719

Distributors - 0.4%
LKQ Corporation [1]	82,750	2,489,120
Pool Corporation	261,400	7,868,140
Weyco Group [3]	590,500	14,496,775

		24,854,035

Diversified Consumer Services - 0.7%
ChinaCast Education [1]	335,158	2,051,167
Corinthian Colleges [1,2]	144,000	312,480
Lincoln Educational Services	81,600	644,640
Sotheby’s	785,400	22,407,462
Steiner Leisure [1]	62,426	2,833,516
Universal Technical Institute [1]	823,114	10,519,397

		38,768,662

Hotels, Restaurants & Leisure - 0.2%
†Benihana [1]	179,700	1,838,331
CEC Entertainment	140,600	4,843,670
International Speedway Cl. A	57,503	1,457,701

		8,139,702

Household Durables - 2.4%
Desarrolladora Homex ADR [1,2]	192,400	3,245,788
Ethan Allen Interiors [3]	1,623,910	38,502,906
Furniture Brands International [1]	1,029,400	1,266,162
Harman International Industries	389,500	14,816,580
La-Z-Boy [1]	907,300	10,796,870
Mohawk Industries [1]	434,900	26,028,765
Natuzzi ADR [1]	2,096,300	4,737,638
NVR [1]	44,851	30,767,786
†Skullcandy [1,2]	76,500	957,780
Skyline Corporation	183,400	797,790
Stanley Furniture [1,3]	912,235	2,736,705
Universal Electronics [1]	83,200	1,403,584

		136,058,354

Internet & Catalog Retail - 0.0%
NutriSystem	65,100	841,743

Leisure Equipment & Products - 0.2%
Callaway Golf	250,000	1,382,500
Leapfrog Enterprises Cl. A [1]	329,800	1,843,582
Polaris Industries	129,000	7,221,420
	SHARES	VALUE
Consumer Discretionary (continued)
Leisure Equipment & Products (continued)
Sturm, Ruger & Co.	35,400	$1,184,484

		11,631,986

Media - 1.3%
DreamWorks Animation SKG Cl. A [1,2]	746,800	12,393,146
Global Sources [1]	124,055	601,667
Morningstar	634,800	37,738,860
Rentrak Corporation [1]	56,100	801,108
Scholastic Corporation	393,000	11,778,210
World Wrestling Entertainment Cl. A	854,937	7,968,013

		71,281,004

Multiline Retail - 0.0%
Tuesday Morning [1]	370,000	1,276,500

Specialty Retail - 5.8%
Advance Auto Parts	5,100	355,113
American Eagle Outfitters	2,034,200	31,102,918
America’s Car-Mart [1]	451,600	17,693,688
Ascena Retail Group [1]	1,288,437	38,292,348
Buckle (The)	724,358	29,604,511
CarMax [1,2]	495,000	15,087,600
Cato Corporation (The) Cl. A	1,400,802	33,899,408
Charming Shoppes [1,2]	4,475,000	21,927,500
GameStop Corporation Cl. A [1,2]	1,002,020	24,178,743
GUESS?	753,007	22,454,669
Jos. A. Bank Clothiers [1]	678,775	33,097,069
Le Chateau Cl. A	886,300	1,435,480
Men’s Wearhouse (The)	165,467	5,362,786
Penske Automotive Group	389,200	7,492,100
Pier 1 Imports [1]	1,210,400	16,860,872
Shoe Carnival [1]	639,729	16,441,035
Stein Mart [1]	230,624	1,570,549
Urban Outfitters [1]	200,000	5,512,000
Wet Seal (The) Cl. A [1]	183,100	596,906

		322,965,295

Textiles, Apparel & Luxury Goods - 1.6%
Barry (R.G.)	195,519	2,361,869
Carter’s [1]	153,300	6,102,873
Columbia Sportswear	387,261	18,027,000
Gildan Activewear	214,100	4,022,939
K-Swiss Cl. A [1,2]	654,450	1,910,994
Movado Group	50,000	908,500
Steven Madden [1]	538,141	18,565,864
True Religion Apparel [1]	396,600	13,714,428
Warnaco Group (The) [1]	234,900	11,754,396
Wolverine World Wide	369,820	13,180,385

		90,549,248

Total (Cost $688,209,730)		801,898,367

Consumer Staples – 1.8%
Food Products - 0.8%
Cal-Maine Foods	347,791	12,718,717
Darling International [1]	20,000	265,800
Hain Celestial Group [1]	35,400	1,297,764
Industrias Bachoco ADR	53,886	1,027,606

56 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
J&J Snack Foods	95,114	$5,067,674
Lancaster Colony	26,384	1,829,466
Sanderson Farms	366,900	18,392,697
Westway Group	368,500	2,063,600

		42,663,324

Household Products - 0.1%
Harbinger Group [1]	1,009,600	4,048,496

Personal Products - 0.9%
Inter Parfums	1,277,431	19,876,826
Nu Skin Enterprises Cl. A	584,500	28,389,165
Nutraceutical International [1]	312,500	3,537,500
Schiff Nutrition International Cl. A [1]	44,485	475,990

		52,279,481

Total (Cost $66,023,918)		98,991,301

Energy – 8.3%
Energy Equipment & Services - 6.6%
Atwood Oceanics [1]	462,101	18,386,999
CARBO Ceramics	269,800	33,274,434
CE Franklin [1]	134,853	1,105,795
Ensco ADR	33,520	1,572,758
Ensign Energy Services	1,710,100	27,277,668
Exterran Holdings [1,2]	511,700	4,656,470
Helmerich & Payne	934,964	54,564,499
ION Geophysical [1]	816,700	5,006,371
Lufkin Industries	167,600	11,281,156
Matrix Service [1]	896,581	8,463,725
Oil States International [1]	511,513	39,064,248
Pason Systems	2,232,400	26,295,754
Patterson-UTI Energy	419,800	8,387,604
Rowan Companies [1]	499,306	15,143,951
RPC	853,650	15,579,112
SEACOR Holdings [1]	219,200	19,500,032
ShawCor Cl. A	383,300	10,865,967
Tidewater	70,000	3,451,000
Trican Well Service	1,261,300	21,728,408
Unit Corporation [1]	914,752	42,444,493
Willbros Group [1]	230,800	847,036

		368,897,480

Oil, Gas & Consumable Fuels - 1.7%
Cimarex Energy	350,608	21,702,635
Energen Corporation	532,821	26,641,050
Energy Partners [1]	27,094	395,573
Gastar Exploration [1]	175,000	556,500
SM Energy	429,100	31,367,210
Sprott Resource [1]	2,854,800	11,124,964
†Uranerz Energy [1,2]	71,000	129,220
VAALCO Energy [1]	323,400	1,953,336

		93,870,488

Total (Cost $282,985,134)		462,767,968

Financials – 12.0%
Capital Markets - 4.7%
Affiliated Managers Group [1]	264,265	25,356,227
	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
AGF Management Cl. B	846,600	$13,146,711
AllianceBernstein Holding L.P.	1,352,950	17,696,586
Artio Global Investors Cl. A	1,407,300	6,867,624
Cohen & Steers	949,970	27,454,133
Cowen Group Cl. A [1]	1,214,499	3,145,552
Diamond Hill Investment Group	54,500	4,031,910
Eaton Vance	170,500	4,030,620
Edelman Financial Group (The)	419,476	2,755,957
FBR & Co. [1]	115,000	235,750
Federated Investors Cl. B	1,944,655	29,461,523
GAMCO Investors Cl. A	145,200	6,314,748
GFI Group	580,000	2,389,600
INTL FCStone [1]	75,117	1,770,508
Jefferies Group	985,200	13,546,500
Knight Capital Group Cl. A [1]	392,148	4,635,189
Lazard Cl. A	1,048,800	27,384,168
MVC Capital	223,600	2,591,524
Raymond James Financial	50,000	1,548,000
SEI Investments	1,891,800	32,822,730
Sprott	403,900	2,295,540
Waddell & Reed Financial Cl. A	862,027	21,352,409
Westwood Holdings Group	359,735	13,148,314

		263,981,823

Commercial Banks - 0.1%
City Holding Company	219,442	7,436,889
Orrstown Financial Services	51,500	424,875
US Bancorp	20	541

		7,862,305

Consumer Finance - 0.1%
World Acceptance [1,2]	50,000	3,675,000

Diversified Financial Services - 0.8%
Interactive Brokers Group Cl. A	788,600	11,781,684
Leucadia National	300,000	6,822,000
MSCI Cl. A [1]	229,500	7,557,435
NASDAQ OMX Group (The) [1]	419,200	10,274,592
PICO Holdings [1]	437,400	9,001,692

		45,437,403

Insurance - 5.9%
Alleghany Corporation [1]	121,238	34,587,989
Allied World Assurance Company
Holdings	438,606	27,601,476
Alterra Capital Holdings	652,231	15,412,219
Amerisafe [1]	123,117	2,862,470
Aspen Insurance Holdings	572,805	15,179,333
Baldwin & Lyons Cl. B	306,000	6,670,800
Brown & Brown	1,127,084	25,505,911
E-L Financial	40,980	13,676,761
Endurance Specialty Holdings	211,294	8,081,995
Enstar Group [1]	158,300	15,545,060
Erie Indemnity Cl. A	463,180	36,202,149
Fidelity National Financial Cl. A	545,000	8,681,850
Gallagher (Arthur J.) & Co.	718,900	24,040,016
Greenlight Capital Re Cl. A [1]	308,500	7,302,195
HCC Insurance Holdings	64,207	1,765,693
Meadowbrook Insurance Group	942,218	10,062,888

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 57

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Financials (continued)
Insurance (continued)
Montpelier Re Holdings	388,008	$6,887,142
ProAssurance Corporation	276,154	22,042,612
Reinsurance Group of America	533,205	27,859,961
RLI	65,231	4,752,731
StanCorp Financial Group	225,422	8,284,258
Stewart Information Services	116,600	1,346,730
Validus Holdings	175,259	5,520,658

		329,872,897

Real Estate Management & Development - 0.4%
Forestar Group [1]	50,000	756,500
IFM Investments ADR [1,2]	250,000	80,000
Jones Lang LaSalle	313,300	19,192,758
Tejon Ranch [1]	111,624	2,732,556

		22,761,814

Thrifts & Mortgage Finance - 0.0%
BofI Holding [1,2]	112,100	1,821,625

Total (Cost $716,401,883)		675,412,867

Health Care – 7.1%
Biotechnology - 0.3%
Emergent Biosolutions [1]	360,851	6,076,731
Lexicon Pharmaceuticals [1]	1,522,400	1,963,896
Myriad Genetics [1]	37,000	774,780
Regeneron Pharmaceuticals [1,2]	100,000	5,543,000
3SBio ADR [1]	54,700	559,034

		14,917,441

Health Care Equipment & Supplies - 1.7%
C.R. Bard	1,020	87,210
CryoLife [1]	124,427	597,250
ICU Medical [1]	67,800	3,051,000
IDEXX Laboratories [1]	499,599	38,449,139
Kensey Nash [1]	54,122	1,038,601
Medical Action Industries [1]	304,262	1,591,290
Merit Medical Systems [1]	534,586	7,152,761
STERIS Corporation	577,600	17,224,032
SurModics [1]	346,900	5,085,554
Teleflex	60,000	3,677,400
Thoratec Corporation [1]	366,600	12,303,096
Young Innovations	111,350	3,299,300

		93,556,633

Health Care Providers & Services - 2.5%
Almost Family [1]	142,262	2,358,704
Chemed Corporation	287,242	14,709,663
Cross Country Healthcare [1]	240,700	1,335,885
HealthSouth Corporation [1]	915,000	16,168,050
Hooper Holmes [1]	2,392,970	1,435,782
Landauer	209,700	10,799,550
LHC Group [1]	105,622	1,355,130
Lincare Holdings	498,750	12,822,863
Magellan Health Services [1]	253,222	12,526,892
MEDNAX [1]	362,702	26,118,171
Owens & Minor	654,000	18,174,660
Schein (Henry) [1]	11,100	715,173
	SHARES	VALUE
Health Care (continued)
Health Care Providers & Services (continued)
U.S. Physical Therapy [3]	883,675	$17,390,724
VCA Antech [1]	104,783	2,069,464

		137,980,711

Health Care Technology - 0.0%
Transcend Services [1]	139,636	3,313,562

Life Sciences Tools & Services - 1.7%
Covance [1]	340,000	15,544,800
Furiex Pharmaceuticals [1]	43,625	728,974
ICON ADR [1]	764,023	13,072,433
Mettler-Toledo International [1]	206,200	30,457,802
PAREXEL International [1]	270,000	5,599,800
PerkinElmer	1,008,820	20,176,400
Techne Corporation	174,300	11,897,718

		97,477,927

Pharmaceuticals - 0.9%
Endo Pharmaceuticals Holdings [1]	614,500	21,218,685
Hi-Tech Pharmacal [1]	530,400	20,627,256
Obagi Medical Products [1,3]	1,053,977	10,708,407

		52,554,348

Total (Cost $338,114,407)		399,800,622

Industrials – 25.6%
Aerospace & Defense - 1.9%
American Science & Engineering	68,903	4,692,983
Ceradyne [1]	75,000	2,008,500
Cubic Corporation	404,347	17,625,486
Curtiss-Wright	255,620	9,031,054
HEICO Corporation	780,343	45,634,459
HEICO Corporation Cl. A	121,562	4,783,465
Teledyne Technologies [1]	392,494	21,528,296

		105,304,243

Air Freight & Logistics - 0.8%
Forward Air	769,900	24,675,295
Hub Group Cl. A [1]	25,000	810,750
Pacer International [1]	792,040	4,237,414
UTi Worldwide	1,279,900	17,009,871

		46,733,330

Airlines - 0.0%
†Spirit Airlines [1,2]	63,800	995,280

Building Products - 2.2%
AAON	1,150,650	23,576,819
American Woodmark [2]	645,774	8,821,273
Apogee Enterprises	215,969	2,647,780
Armstrong World Industries [1]	379,300	16,639,891
Gibraltar Industries [1]	615,120	8,587,075
Insteel Industries	233,708	2,568,451
Owens Corning [1]	850,700	24,432,104
Quanex Building Products	30,000	450,600
Simpson Manufacturing	984,600	33,141,636
WaterFurnace Renewable Energy	110,900	1,693,844

		122,559,473

Commercial Services & Supplies - 2.8%
Brink’s Company (The)	1,277,085	34,328,045

58 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Industrials (continued)
Commercial Services & Supplies (continued)
Cintas Corporation	573,000	$19,946,130
Copart [1]	630,006	30,170,987
Healthcare Services Group	652,275	11,538,745
Mine Safety Appliances	332,100	10,999,152
Ritchie Bros. Auctioneers	1,617,300	35,709,984
Steelcase Cl. A	100,000	746,000
Team [1]	351,856	10,467,716
Viad Corporation	203,666	3,560,082

		157,466,841

Construction & Engineering - 1.5%
Baker (Michael) [1]	148,300	2,908,163
Chicago Bridge & Iron	23,000	869,400
Comfort Systems USA	619,484	6,640,869
EMCOR Group	1,153,840	30,934,450
Jacobs Engineering Group [1]	116,000	4,707,280
KBR	1,030,300	28,714,461
Layne Christensen [1]	50,000	1,210,000
Pike Electric [1]	296,517	2,131,957
Quanta Services [1]	113,000	2,434,020
Sterling Construction [1]	274,671	2,958,207

		83,508,807

Electrical Equipment - 2.4%
AZZ	411,144	18,682,383
Brady Corporation Cl. A	481,900	15,213,583
Encore Wire	361,579	9,364,896
Franklin Electric	636,500	27,725,940
Fushi Copperweld [1]	169,904	1,277,678
GrafTech International [1]	1,776,206	24,245,212
Hubbell Cl. B	76,803	5,135,049
Jinpan International	218,613	1,780,603
Powell Industries [1]	345,000	10,791,600
Preformed Line Products [3]	291,088	17,366,310
Regal-Beloit	28,500	1,452,645
Thomas & Betts [1]	16,700	911,820

		133,947,719

Industrial Conglomerates - 0.4%
Raven Industries	407,135	25,201,656

Machinery - 7.5%
Briggs & Stratton	252,600	3,912,774
Cascade Corporation	254,408	12,000,425
Chart Industries [1]	19,500	1,054,365
CLARCOR	625,400	31,263,746
Columbus McKinnon [1]	308,050	3,909,154
Crane Company	37,500	1,751,625
Donaldson Company	433,500	29,512,680
Flowserve Corporation	15,500	1,539,460
Foster (L.B.) Company Cl. A	126,598	3,581,457
FreightCar America [1]	65,200	1,365,940
Gardner Denver	102,200	7,875,532
Gorman-Rupp Company	49,733	1,350,251
Graco	605,449	24,756,810
Graham Corporation	124,948	2,803,833
Hurco Companies [1]	39,352	826,392
IDEX Corporation	343,500	12,747,285
	SHARES	VALUE
Industrials (continued)
Machinery (continued)
Industrea	1,369,200	$1,372,410
Kaydon Corporation	148,400	4,526,200
Kennametal	1,292,726	47,210,354
Lincoln Electric Holdings	965,430	37,767,622
Lindsay Corporation	10,300	565,367
Nordson Corporation	944,064	38,876,556
RBC Bearings [1]	397,400	16,571,580
Robbins & Myers	240,486	11,675,595
Sun Hydraulics	534,000	12,511,620
Tennant Company	719,300	27,959,191
Valmont Industries	379,000	34,409,410
WABCO Holdings [1]	500,500	21,721,700
Wabtec Corporation	369,800	25,867,510

		421,286,844

Marine - 0.3%
Kirby Corporation [1]	220,500	14,517,720

Professional Services - 3.2%
Advisory Board (The) [1]	673,379	49,971,456
Barrett Business Services	146,200	2,918,152
Corporate Executive Board	619,700	23,610,570
CRA International [1,3]	592,143	11,748,117
Equifax	24,956	966,795
Exponent [1]	323,893	14,889,361
FTI Consulting [1]	186,600	7,915,572
GP Strategies [1]	183,615	2,475,130
Korn/Ferry International [1]	50,000	853,000
ManpowerGroup	485,400	17,353,050
On Assignment [1]	85,000	950,300
Robert Half International	630,400	17,941,184
Towers Watson & Company Cl. A	358,000	21,454,940
TrueBlue [1]	273,200	3,792,016

		176,839,643

Road & Rail - 1.2%
Arkansas Best	970,435	18,700,282
Landstar System	593,500	28,440,520
Patriot Transportation Holding [1]	254,400	5,520,480
Universal Truckload Services	744,843	13,518,901

		66,180,183

Trading Companies & Distributors - 1.3%
†Air Lease Cl. A [1,2]	127,900	3,032,509
Applied Industrial Technologies	1,019,143	35,843,259
Houston Wire & Cable	22,700	313,714
MSC Industrial Direct Cl. A	453,000	32,412,150
Watsco	1,020	66,973

		71,668,605

Transportation Infrastructure - 0.1%
†Wesco Aircraft Holdings [1,2]	580,900	8,126,791

Total (Cost $1,083,160,964)		1,434,337,135

Information Technology – 18.9%
Communications Equipment - 1.5%
ADTRAN	1,024,315	30,893,340
Black Box	317,502	8,902,756
Cogo Group [1]	262,341	472,214

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 59

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
Digi International [1]	388,644	$4,337,267
†Finisar Corporation [1,2]	54,000	904,230
Harmonic [1]	150,000	756,000
NETGEAR [1]	791,600	26,574,012
Oplink Communications [1]	62,200	1,024,434
Plantronics	305,321	10,881,641

		84,745,894

Computers & Peripherals - 1.1%
Diebold	651,000	19,575,570
Lexmark International Cl. A	349,000	11,541,430
Logitech International [1,2]	607,100	4,723,238
Rimage Corporation	153,000	1,721,250
†STEC [1]	38,000	326,420
Steel Excel [1,4]	41,000	984,000
Stratasys [1]	209,335	6,365,877
Super Micro Computer [1]	1,065,656	16,709,486

		61,947,271

Electronic Equipment, Instruments & Components - 6.9%
Anixter International [1]	36,500	2,176,860
Arrow Electronics [1]	287,900	10,770,339
Avnet [1]	42,340	1,316,351
AVX Corporation	1,619,521	20,665,088
Benchmark Electronics [1]	900,000	12,123,000
Celestica [1]	263,000	1,927,790
Checkpoint Systems [1]	36,700	401,498
Cognex Corporation	888,835	31,811,405
Coherent [1]	771,900	40,347,213
DDi Corporation	777,504	7,254,112
Dolby Laboratories Cl. A [1]	984,250	30,029,468
DTS [1]	65,000	1,770,600
Electro Rent	77,074	1,321,819
Fabrinet [1]	606,177	8,292,501
FARO Technologies [1]	12,100	556,600
FLIR Systems	806,400	20,216,448
Hollysys Automation Technologies [1]	275,755	2,294,282
IPG Photonics [1]	582,000	19,712,340
Littelfuse	339,889	14,608,429
Mercury Computer Systems [1]	89,800	1,193,442
Molex	10,433	248,931
MTS Systems	157,974	6,437,441
Multi-Fineline Electronix [1]	583,052	11,981,719
Nam Tai Electronics	311,397	1,653,518
National Instruments	1,388,700	36,036,765
Newport Corporation [1]	393,222	5,351,751
Park Electrochemical	70,200	1,798,524
Plexus Corporation [1]	788,200	21,580,916
Pulse Electronics [3]	2,231,739	6,248,869
Rofin-Sinar Technologies [1,3]	1,642,767	37,537,226
Rogers Corporation [1]	20,000	737,200
Tech Data [1]	473,391	23,390,249
TTM Technologies [1]	300,000	3,288,000
†Vishay Precision Group [1]	62,958	1,006,069

		386,086,763

	SHARES	VALUE
Information Technology (continued)
Internet Software & Services - 0.1%
†Active Network [1]	128,500	$1,747,600
ValueClick [1]	219,080	3,568,813

		5,316,413

IT Services - 3.1%
Convergys Corporation [1]	86,000	1,098,220
Fiserv [1]	13,120	770,669
Forrester Research [1]	298,200	10,120,908
Gartner [1]	704,000	24,478,080
ManTech International Cl. A	941,177	29,402,369
MAXIMUS	608,718	25,170,489
MoneyGram International [1]	964,739	17,124,117
NCI Cl. A [1]	620,990	7,234,534
Sapient Corporation	1,880,000	23,688,000
Syntel	358,200	16,753,014
Teradata Corporation [1]	100,000	4,851,000
Total System Services	682,442	13,348,566
Yucheng Technologies [1,2]	182,763	411,217

		174,451,183

Office Electronics - 0.1%
Zebra Technologies Cl. A [1]	114,425	4,094,126

Semiconductors & Semiconductor Equipment - 3.9%
Advanced Energy Industries [1]	246,500	2,644,945
Aixtron ADR	271,400	3,446,780
†Alpha & Omega Semiconductor [1]	117,600	859,656
†Amtech Systems [1]	64,800	551,448
Analog Devices	47,200	1,688,816
Cabot Microelectronics [1]	231,376	10,932,516
Cirrus Logic [1]	1,501,900	23,805,115
Cymer [1]	290,034	14,432,092
Diodes [1,2]	1,233,700	26,277,810
†Entropic Communications [1,2]	908,417	4,642,011
Exar Corporation [1]	908,941	5,908,116
Fairchild Semiconductor International [1]	1,205,300	14,511,812
Integrated Silicon Solution [1]	818,610	7,482,095
International Rectifier [1]	863,800	16,774,996
IXYS Corporation [1]	345,805	3,745,068
MEMC Electronic Materials [1]	200,000	788,000
Micrel	1,080,800	10,926,888
MKS Instruments	895,386	24,909,639
OmniVision Technologies [1]	301,700	3,691,300
†RDA Microelectronics ADR [1,2]	167,943	1,835,617
Rudolph Technologies [1]	176,100	1,630,686
Supertex [1]	334,000	6,305,920
Teradyne [1]	1,600,096	21,809,308
Ultra Clean Holdings [1]	821,815	5,021,290
Veeco Instruments [1,2]	134,500	2,797,600

		217,419,524

Software - 2.2%
ACI Worldwide [1,2]	427,600	12,246,464
Actuate Corporation [1]	376,100	2,203,946
American Software Cl. A	180,500	1,705,725
ANSYS [1]	603,400	34,562,752
Blackbaud	689,291	19,093,361
FactSet Research Systems	110,900	9,679,352
60 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Information Technology (continued)
Software (continued)
Fair Isaac	506,900	$18,167,296
Manhattan Associates [1]	440,000	17,811,200
NetScout Systems [1]	121,900	2,145,440
Pervasive Software [1,3]	1,461,500	8,505,930

		126,121,466

Total (Cost $934,657,428)		1,060,182,640

Materials – 6.9%
Chemicals - 1.5%
Airgas	9,400	733,952
Balchem Corporation	225,000	9,121,500
Cabot Corporation	421,100	13,534,154
Hawkins	29,617	1,091,683
Innospec [1]	703,207	19,739,020
Intrepid Potash [1]	498,206	11,274,402
KMG Chemicals	239,589	4,137,702
Neo Material Technologies [1]	85,000	611,583
Olin Corporation	34,800	683,820
OM Group [1]	46,700	1,045,613
Schulman (A.)	27,100	573,978
Sensient Technologies	50,000	1,895,000
Sigma-Aldrich Corporation	2,965	185,194
Westlake Chemical	408,300	16,429,992

		81,057,593

Construction Materials - 0.1%
Ash Grove Cement [4]	50,018	6,502,340

Containers & Packaging - 0.7%
AptarGroup	221,700	11,566,089
Greif Cl. A	562,088	25,603,108
†UFP Technologies [1]	268,956	3,972,480

		41,141,677

Metals & Mining - 4.6%
Agnico-Eagle Mines	329,000	11,949,280
Allegheny Technologies	284,700	13,608,660
Carpenter Technology	117,500	6,048,900
Castle (A.M.) & Co. [1]	92,957	879,373
Centamin [1]	450,000	580,500
Cliffs Natural Resources	61,500	3,834,525
Commercial Metals	238,700	3,301,221
Compass Minerals International	198,526	13,668,515
Eldorado Gold	1,511,500	20,722,665
Franco-Nevada Corporation	300,000	11,421,000
Fresnillo	57,000	1,351,716
Globe Specialty Metals	151,300	2,025,907
Haynes International	156,600	8,550,360
Hecla Mining	2,044,100	10,690,643
Hochschild Mining	351,100	2,103,607
Horsehead Holding Corporation [1]	209,900	1,891,199
Ivanhoe Mines [1]	823,200	14,587,104
Major Drilling Group International	798,200	12,175,733
Metals USA Holdings [1]	25,000	281,250
Olympic Steel	129,000	3,008,280
Pan American Silver	636,100	13,873,341
Randgold Resources ADR	106,700	10,894,070
	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum	759,400	$36,975,186
Schnitzer Steel Industries Cl. A	339,710	14,362,939
Seabridge Gold [1,2]	349,500	5,630,445
Silver Standard Resources [1]	689,000	9,521,980
Sims Metal Management ADR	1,169,747	15,031,249
Steel Dynamics	383,521	5,043,301
Universal Stainless & Alloy Products [1]	107,401	4,012,501
Worthington Industries	80,000	1,310,400

		259,335,850

Total (Cost $309,296,538)		388,037,460

Telecommunication Services – 0.1%
Diversified Telecommunication Services - 0.1%
Premiere Global Services [1]	516,500	4,374,755

Total (Cost $4,038,835)		4,374,755

Utilities – 0.0%
Gas Utilities - 0.0%
UGI Corporation	30,100	884,940

Independent Power Producers & Energy Traders - 0.0%
GenOn Energy [1]	100,000	261,000

Total (Cost $1,282,584)		1,145,940

Miscellaneous [5] – 2.5%
Total (Cost $158,250,502)		138,759,601

TOTAL COMMON STOCKS
(Cost $4,582,421,923)		5,465,708,656

	PRINCIPAL
	AMOUNT
CORPORATE BOND – 0.0%
GAMCO Investors (Debentures) 0.00%
due 12/31/15
(Cost $464,640)	$464,600	304,703

REPURCHASE AGREEMENT – 3.5%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $198,177,220 (collateralized
by obligations of various U.S. Government
Agencies, 0.20% due 9/14/12, valued at
$203,135,000)
(Cost $198,177,000)		198,177,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 61

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)
Royce Micro-Cap Fund
VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.2%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $64,513,786)	$64,513,786

TOTAL INVESTMENTS – 102.2%
(Cost $4,845,577,349)	5,728,704,145

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.2)%	(120,826,810)

NET ASSETS – 100.0%	$5,607,877,335

	SHARES	VALUE
COMMON STOCKS – 97.1%

Consumer Discretionary – 13.7%
Auto Components - 1.6%
Drew Industries [1]	522,045	$12,805,764
Fuel Systems Solutions [1,2]	183,700	3,029,213
Motorcar Parts of America [1]	345,117	2,588,377

		18,423,354

Diversified Consumer Services - 1.6%
†ChinaCast Education [1]	1,175,551	7,194,372
Lincoln Educational Services [3]	1,382,527	10,921,963

		18,116,335

Hotels, Restaurants & Leisure - 0.0%
Multimedia Games Holding Company [1]	72,499	575,642

Household Durables - 1.0%
Cavco Industries [1]	286,818	11,489,929

Internet & Catalog Retail - 0.9%
GS Home Shopping	50,000	5,034,722
Manutan International	74,797	3,272,045
Vitacost.com [1]	379,400	2,359,868

		10,666,635

Leisure Equipment & Products - 0.8%
Arctic Cat [1]	307,116	6,925,466
Piscines Desjoyaux	437,000	2,901,463

		9,826,929

Media - 0.2%
Rentrak Corporation [1]	46,888	669,561
Saraiva SA Livreiros Editores	137,500	1,540,678

		2,210,239

Specialty Retail - 5.3%
Buckle (The)	161,275	6,591,309
Cato Corporation (The) Cl. A	243,250	5,886,650
†hhgregg [1,2]	363,576	5,253,673
Jos. A. Bank Clothiers [1]	127,280	6,206,173
Kirkland’s [1]	784,760	10,437,308
Lewis Group	420,000	4,170,058
Luk Fook Holdings (International)	663,000	2,313,406
Lumber Liquidators Holdings [1]	186,900	3,300,654
Shoe Carnival [1]	314,076	8,071,753
Stein Mart [1]	1,306,550	8,897,606

		61,128,590

Textiles, Apparel & Luxury Goods - 2.3%
K-Swiss Cl. A [1,2]	705,685	2,060,600
LaCrosse Footwear [3]	532,669	6,722,283
†Perry Ellis International [1]	649,366	9,233,985
True Religion Apparel [1]	176,400	6,099,912
Van de Velde	58,548	2,677,158

		26,793,938

Total (Cost $146,118,754)		159,231,591

Consumer Staples – 3.3%
Food Products - 2.1%
Asian Citrus Holdings	7,400,000	3,858,831
Binggrae	93,320	4,828,014
BioExx Specialty Proteins [1]	1,312,000	206,057

62 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
†Legumex Walker [1,3]	702,500	$3,557,532
Sipef	72,248	5,423,406
Super Group	5,357,000	5,431,136
†Waterloo Investment Holdings [1,6]	2,760,860	385,968

		23,690,944

Personal Products - 1.2%
Nutraceutical International [1]	244,100	2,763,212
†USANA Health Sciences [1,2]	375,600	11,406,972

		14,170,184

Total (Cost $35,878,539)		37,861,128

Energy – 9.2%
Energy Equipment & Services - 7.6%
Canadian Energy Services &
Technology	1,173,600	12,844,800
Dawson Geophysical [1]	240,133	9,492,458
GASFRAC Energy Services [1]	495,000	3,391,509
Geodrill [1]	1,240,900	2,801,541
Gulf Island Fabrication	360,044	10,516,885
Lamprell	2,313,756	9,655,098
OYO Geospace [1]	108,825	8,415,437
Tesco Corporation [1]	542,600	6,858,464
TGC Industries [1,3]	1,105,667	7,894,463
Total Energy Services	797,100	13,582,975
Union Drilling [1]	430,205	2,684,479

		88,138,109

Oil, Gas & Consumable Fuels - 1.6%
Gran Tierra Energy [1,2]	916,700	4,400,160
Sprott Resource [1]	2,214,900	8,631,317
Triangle Petroleum [1,2]	881,837	5,264,567
Uranium Resources [1,2]	1,146,479	832,344

		19,128,388

Total (Cost $67,434,623)		107,266,497

Financials – 6.7%
Capital Markets - 3.0%
CapMan Cl. B	1,595,000	2,084,973
Edelman Financial Group (The)	780,000	5,124,600
FBR & Co. [1]	1,143,985	2,345,169
Gluskin Sheff + Associates	412,200	6,032,787
GMP Capital	550,600	3,826,501
INTL FCStone [1]	425,966	10,040,019
U.S. Global Investors Cl. A	313,849	1,892,509
Westwood Holdings Group	92,572	3,383,507

		34,730,065

Commercial Banks - 0.6%
Bancorp (The) [1]	373,567	2,700,889
BCB Holdings [1]	2,760,860	1,157,656
Pacific Continental	356,897	3,158,539

		7,017,084

Diversified Financial Services - 0.2%
Hellenic Exchanges	767,000	2,868,874

	SHARES	VALUE
Financials (continued)
Insurance - 1.8%
American Safety Insurance Holdings [1]	277,200	$6,029,100
†eHealth [1,2]	671,198	9,866,611
Navigators Group [1]	70,194	3,346,850
United Fire & Casualty	100,000	2,018,000

		21,260,561

Real Estate Management & Development - 1.1%
Kennedy-Wilson Holdings	1,080,423	11,430,875
Syswin ADR [1]	1,199,220	1,110,238

		12,541,113

Total (Cost $88,145,046)		78,417,697

Health Care – 10.3%
Biotechnology - 0.9%
†Burcon NutraScience [1,2]	279,600	1,669,212
Dyax Corporation [1]	1,586,884	2,158,162
Lexicon Pharmaceuticals [1]	3,928,806	5,068,160
Zogenix [1,2]	973,400	2,180,416

		11,075,950

Health Care Equipment & Supplies - 4.9%
Anika Therapeutics [1]	350,822	3,438,056
Cerus Corporation [1,2]	1,314,054	3,679,351
CryoLife [1]	512,395	2,459,496
Cynosure Cl. A [1]	445,039	5,233,659
Exactech [1]	445,694	7,340,580
Kensey Nash [1]	279,590	5,365,332
Merit Medical Systems [1]	386,765	5,174,916
STRATEC Biomedical	61,700	2,535,404
SurModics [1]	437,754	6,417,474
Syneron Medical [1]	927,674	10,269,351
Young Innovations	167,194	4,953,958

		56,867,577

Health Care Providers & Services - 1.6%
CorVel Corporation [1]	129,657	6,704,564
PDI [1,3]	1,015,694	6,551,226
U.S. Physical Therapy	251,840	4,956,211

		18,212,001

Health Care Technology - 0.9%
†Epocrates [1,2]	221,800	1,730,040
Transcend Services [1]	349,930	8,303,839

		10,033,879

Life Sciences Tools & Services - 1.1%
†BG Medicine [1,2]	351,265	1,657,971
BioClinica [1]	547,268	2,325,889
EPS	4,100	7,894,245
Furiex Pharmaceuticals [1]	63,871	1,067,284

		12,945,389

Pharmaceuticals - 0.9%
Unichem Laboratories	826,300	1,845,385
Vetoquinol	309,100	8,481,119

		10,326,504

Total (Cost $119,949,479)		119,461,300

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 63

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Industrials – 19.8%
Aerospace & Defense - 0.3%
Ducommun	252,427	$3,218,444

Building Products - 1.5%
AAON	393,727	8,067,466
†Quanex Building Products	408,000	6,128,160
WaterFurnace Renewable Energy	239,100	3,651,923

		17,847,549

Commercial Services & Supplies - 1.4%
Courier Corporation	280,182	3,286,535
Ennis	486,251	6,481,726
†Viad Corporation	380,249	6,646,752

		16,415,013

Construction & Engineering - 1.8%
Layne Christensen [1]	271,229	6,563,742
Raubex Group	2,577,000	4,261,720
Severfield-Rowen	980,000	2,534,030
Sterling Construction [1]	661,711	7,126,628

		20,486,120

Electrical Equipment - 3.1%
Fushi Copperweld [1]	1,074,081	8,077,089
Global Power Equipment Group [1]	521,012	12,374,035
Graphite India	3,551,000	4,593,799
LSI Industries	1,006,336	6,038,016
Voltamp Transformers [3]	524,000	4,499,463

		35,582,402

Machinery - 6.6%
Burckhardt Compression Holding	30,000	7,505,589
Foster (L.B.) Company Cl. A	240,426	6,801,651
FreightCar America [1]	362,609	7,596,659
Gorman-Rupp Company	90,971	2,469,863
Graham Corporation [3]	621,249	13,940,828
Kadant [1]	336,862	7,616,450
Key Technology [1,3]	446,814	5,781,773
Pfeiffer Vacuum Technology	68,000	5,951,170
RBC Bearings [1]	212,821	8,874,636
Semperit AG Holding	268,100	10,322,909

		76,861,528

Marine - 0.4%
Baltic Trading	256,243	1,217,154
Euroseas	1,511,643	3,552,361

		4,769,515

Professional Services - 2.5%
CRA International [1]	358,783	7,118,255
Exponent [1]	179,369	8,245,593
GP Strategies [1,3]	1,029,900	13,883,052

		29,246,900

Road & Rail - 1.9%
Marten Transport	723,619	13,017,906
Patriot Transportation Holding [1]	404,869	8,785,657

		21,803,563

Trading Companies & Distributors - 0.3%
Houston Wire & Cable	277,200	3,830,904

Total (Cost $223,371,734)		230,061,938

	SHARES	VALUE
Information Technology – 13.5%
Communications Equipment - 2.4%
Anaren [1]	743,436	$12,355,906
Digi International [1]	666,084	7,433,497
KVH Industries [1]	523,400	4,072,052
Parrot [1]	182,200	4,088,988

		27,950,443

Computers & Peripherals - 0.7%
Novatel Wireless [1]	413,900	1,295,507
Super Micro Computer [1]	429,631	6,736,614

		8,032,121

Electronic Equipment, Instruments & Components - 2.4%
Diploma	1,106,500	5,837,386
Domino Printing Sciences	317,600	2,525,352
Electro Rent	262,000	4,493,300
Fabrinet [1]	325,594	4,454,126
Inficon Holding	30,800	5,049,718
Nice	379,000	1,172,345
Vaisala Cl. A	225,000	4,775,784

		28,308,011

Internet Software & Services - 1.0%
Envestnet [1]	272,300	3,256,708
†KIT digital [1,2]	287,995	2,433,558
Neurones	350,000	3,306,810
World Energy Solutions [1,3]	747,900	2,258,658

		11,255,734

Semiconductors & Semiconductor Equipment - 5.7%
Advanced Energy Industries [1]	866,536	9,297,931
ATMI [1]	519,800	10,411,594
AXT [1,3]	1,879,961	7,839,437
GSI Technology [1]	934,737	4,374,569
Integrated Silicon Solution [1]	949,300	8,676,602
†Mindspeed Technologies [1]	761,600	3,488,128
Rudolph Technologies [1]	1,580,041	14,631,180
Sigma Designs [1]	1,291,551	7,749,306

		66,468,747

Software - 1.3%
†Monotype Imaging Holdings [1]	403,383	6,288,741
VASCO Data Security International [1,2]	1,261,139	8,222,626

		14,511,367

Total (Cost $159,584,339)		156,526,423

Materials – 14.0%
Chemicals - 1.4%
Huchems Fine Chemical	300,000	5,195,312
Quaker Chemical	145,330	5,651,884
Societe Internationale de Plantations
d’Heveas	35,105	2,702,908
Victrex	150,000	2,553,132

		16,103,236

Metals & Mining - 12.6%
Alamos Gold	488,900	8,422,277
Allied Nevada Gold [1]	350,500	10,613,140
Bear Creek Mining [1]	989,200	3,437,319
Castle (A.M.) & Co. [1]	473,353	4,477,919

64 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
†Copper North Mining [1,2]	735,499	$180,491
Endeavour Mining [1,2]	1,971,000	4,701,379
Endeavour Silver [1]	1,101,800	10,698,478
Entree Gold [1,2]	1,901,000	2,281,200
†Franco-Nevada Corporation [2]	47,679	1,815,140
†Franco-Nevada Corporation (Warrants) [1,2]	26,210	146,647
†Goldgroup Mining [1]	1,576,500	1,733,183
Great Basin Gold [1]	2,648,600	2,469,860
†Great Panther Silver [1,2]	557,000	1,086,150
Horsehead Holding Corporation [1]	1,061,974	9,568,386
Imdex	3,187,865	6,032,016
International Tower Hill Mines [1]	569,500	2,483,020
Lumina Copper [1,2]	908,800	11,766,451
†NorthIsle Copper and Gold [1,2]	735,499	184,101
Olympic Steel	516,272	12,039,463
†Pilot Gold [1,2,3]	3,114,500	3,943,761
Quaterra Resources [1]	1,885,000	999,165
†Revett Minerals [1,2]	265,000	1,250,800
Richmont Mines [1]	843,800	9,079,288
†Scorpio Mining [1,2]	2,205,400	4,221,378
Silvercorp Metals	913,500	5,846,400
Synalloy Corporation	180,942	1,858,274
Torex Gold Resources [1]	2,091,000	3,509,801
Universal Stainless & Alloy Products [1]	326,512	12,198,488
US Gold [1,2]	1,648,804	5,539,981
Western Copper and Gold [1,2]	1,471,000	2,280,050
†Wildcat Silver [1,2]	1,774,400	2,264,266

		147,128,272

Total (Cost $124,383,624)		163,231,508

Telecommunication Services – 1.5%
Diversified Telecommunication Services - 1.5%
Atlantic Tele-Network	274,908	10,735,157
Neutral Tandem [1]	623,689	6,667,236

Total (Cost $12,046,200)		17,402,393

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [1]	2,798,700	1,126,348

Total (Cost $3,790,183)		1,126,348

Miscellaneous [5] – 5.0%
Total (Cost $67,574,235)		57,725,154

TOTAL COMMON STOCKS
(Cost $1,048,276,756)		1,128,311,977

		VALUE

REPURCHASE AGREEMENT – 1.0%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $11,100,012 (collateralized
by obligations of various U.S. Government
Agencies, 0.23%-0.255% due 7/20/12-8/15/12,
valued at $11,379,206)
(Cost $11,100,000)		$11,100,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.8%
U.S. Treasury Notes
0.50%-2.375%
due 1/15/12-5/31/15	$948,756	948,592
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)		31,772,842

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $32,721,434)		32,721,434

TOTAL INVESTMENTS – 100.9%
(Cost $1,092,098,190)		1,172,133,411

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.9)%		(10,734,035)

NET ASSETS – 100.0%		$1,161,399,376

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 65

Schedules of Investments

Royce Premier Fund

	SHARES	VALUE
COMMON STOCKS – 92.0%

Consumer Discretionary – 9.8%
Automobiles - 1.8%
Thor Industries [3]	4,407,057	$120,885,574

Distributors - 0.8%
Pool Corporation	1,811,400	54,523,140

Diversified Consumer Services - 2.6%
Sotheby’s	2,331,294	66,511,818
Strayer Education [3]	1,068,485	103,846,057

		170,357,875

Media - 1.2%
Morningstar	1,333,206	79,259,097

Specialty Retail - 1.0%
Buckle (The)	1,663,536	67,988,716

Textiles, Apparel & Luxury Goods - 2.4%
†Carter’s [1]	1,123,500	44,726,535
Columbia Sportswear	1,241,600	57,796,480
Fossil [1]	688,942	54,674,437

		157,197,452

Total (Cost $549,687,626)		650,211,854

Consumer Staples – 5.6%
Food Products - 2.6%
Cal-Maine Foods [3]	1,771,686	64,790,557
Sanderson Farms [3]	2,130,191	106,786,475

		171,577,032

Personal Products - 3.0%
Nu Skin Enterprises Cl. A [3]
	4,181,500	203,095,455

Total (Cost $208,703,832)		374,672,487

Energy – 6.3%
Energy Equipment & Services - 6.3%
Ensign Energy Services	7,128,000	113,698,158
Pason Systems	3,912,400	46,084,711
Trican Well Service	7,241,100	124,742,386
Unit Corporation [1,3]	2,896,073	134,377,787

Total (Cost $252,512,572)		418,903,042

Financials – 11.5%
Capital Markets - 4.5%
Affiliated Managers Group [1]	500,000	47,975,000
Federated Investors Cl. B	3,689,300	55,892,895
Knight Capital Group Cl. A [1]	4,667,200	55,166,304
Partners Group Holding	316,613	55,246,322
Stifel Financial [1]	2,590,777	83,034,403

		297,314,924

Diversified Financial Services - 0.9%
TMX Group	1,451,300	59,391,114

Insurance - 4.2%
Alleghany Corporation [1,3]	514,525	146,788,837
ProAssurance Corporation [3]	1,683,449	134,372,899

		281,161,736

	SHARES	VALUE

Financials (continued)
Real Estate Management & Development - 1.9%
Jones Lang LaSalle	1,269,700	$77,781,822
St. Joe Company (The) [1,2]	3,388,074	49,669,165

		127,450,987

Total (Cost $655,155,667)		765,318,761

Health Care – 4.6%
Biotechnology - 1.4%
†Myriad Genetics [1,3]	4,329,367	90,656,945

Health Care Equipment & Supplies - 1.8%
IDEXX Laboratories [1]	1,536,500	118,249,040

Life Sciences Tools & Services - 0.6%
PerkinElmer	2,083,200	41,664,000

Pharmaceuticals - 0.8%
Perrigo Company	534,600	52,016,580

Total (Cost $183,262,258)		302,586,565

Industrials – 24.5%
Air Freight & Logistics - 0.4%
UTi Worldwide	2,259,700	30,031,413

Building Products - 2.4%
Armstrong World Industries [1]	1,020,170	44,754,858
Simpson Manufacturing [3]	3,387,886	114,036,243

		158,791,101
Commercial Services & Supplies - 2.4%
Copart [1]	1,267,400	60,695,786
Ritchie Bros. Auctioneers	4,391,250	96,958,800

		157,654,586

Construction & Engineering - 1.0%
EMCOR Group	2,383,145	63,892,118

Electrical Equipment - 1.8%
Brady Corporation Cl. A	1,292,600	40,807,382
GrafTech International [1]	6,034,076	82,365,137

		123,172,519

Machinery - 12.4%
Gardner Denver	1,386,518	106,845,077
Kennametal	1,563,500	57,099,020
Lincoln Electric Holdings [3]	5,074,994	198,533,765
Rational	329,966	71,831,263
Semperit AG Holding [3]	1,689,463	65,050,999
Valmont Industries	813,440	73,852,218
Wabtec Corporation	1,233,237	86,264,928
Woodward [3]	3,906,024	159,873,562

		819,350,832

Marine - 1.3%
Kirby Corporation [1]	1,273,635	83,856,128

Professional Services - 0.7%
Towers Watson & Company Cl. A	741,011	44,408,789

Road & Rail - 1.1%
Landstar System	1,475,300	70,696,376

Trading Companies & Distributors - 1.0%
MSC Industrial Direct Cl. A	952,284	68,135,920

Total (Cost $950,770,583)		1,619,989,782

66 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE

Information Technology – 17.3%
Communications Equipment - 1.1%
ADTRAN	2,535,434	$76,468,690

Electronic Equipment, Instruments & Components - 5.5%
Benchmark Electronics [1]	2,710,000	36,503,700
Cognex Corporation [3]	3,052,717	109,256,741
†FEI Company [1,2,3]	2,693,120	109,825,434
National Instruments	4,096,201	106,296,416

		361,882,291

IT Services - 3.4%
Gartner [1]	4,607,100	160,188,867
Jack Henry & Associates	1,856,640	62,401,670

		222,590,537

Office Electronics - 1.0%
Zebra Technologies Cl. A [1,2]	1,871,500	66,962,270

Semiconductors & Semiconductor Equipment - 5.3%
Cabot Microelectronics [1,2,3]	2,086,191	98,572,525
†Cymer [1]	750,000	37,320,000
†Fairchild Semiconductor International [1,3]	6,458,112	77,755,668
MKS Instruments [3]	2,971,910	82,678,536
†Veeco Instruments [1,2,3]	2,658,912	55,305,370

		351,632,099

Software - 1.0%
Fair Isaac	1,832,600	65,680,384

Total (Cost $959,353,837)		1,145,216,271

Materials – 9.3%
Chemicals - 1.8%
Westlake Chemical	2,987,981	120,236,356

Metals & Mining - 7.5%
Pan American Silver	4,865,044	106,106,610
Reliance Steel & Aluminum	2,569,800	125,123,562
Schnitzer Steel Industries Cl. A [3]	2,108,038	89,127,846
Seabridge Gold [1,2,3]	2,883,900	46,459,629
Silver Standard Resources [1,3]	4,621,999	63,876,026
Sims Metal Management ADR	4,859,714	62,447,325

		493,140,998

Total (Cost $587,692,154)		613,377,354

Miscellaneous [5] – 3.1%
Total (Cost $199,172,670)		204,777,918

TOTAL COMMON STOCKS
(Cost $4,546,311,199)		6,095,054,034

REPURCHASE AGREEMENT – 7.7%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $510,085,567 (collateralized
by obligations of various U.S. Government
Agencies, 0.14%-1.00% due 8/15/12-9/14/12, valued
at $522,843,869)
(Cost $510,085,000)		510,085,000

VALUE

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $105,086,701)	$105,086,701

TOTAL INVESTMENTS – 101.3%
(Cost $5,161,482,900)	6,710,225,735

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.3)%	(86,594,811)

NET ASSETS – 100.0%	$6,623,630,924

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 67

Schedules of Investments

Royce Low-Priced Stock Fund

	SHARES	VALUE

COMMON STOCKS – 98.7%

Consumer Discretionary – 7.5%
Automobiles - 1.0%
Thor Industries	1,076,753	$29,535,335
Winnebago Industries [1]	1,070,535	7,900,548

		37,435,883

Diversified Consumer Services - 0.9%
Corinthian Colleges [1,2,3]	5,239,000	11,368,630
Universal Technical Institute [1,3]	1,730,679	22,118,078

		33,486,708

Household Durables - 0.6%
Helen of Troy [1]	751,996	23,086,277

Internet & Catalog Retail - 0.6%
NutriSystem [3]	1,625,690	21,020,172

Media - 0.1%
Pico Far East Holdings	30,000,000	5,369,145

Multiline Retail - 0.2%
Tuesday Morning [1]	1,986,450	6,853,252

Specialty Retail - 3.3%
Buckle (The)	704,575	28,795,980
Cato Corporation (The) Cl. A	597,350	14,455,870
Chico’s FAS	1,156,000	12,877,840
Lewis Group	1,543,747	15,327,415
Luk Fook Holdings (International)	3,277,800	11,437,229
Men’s Wearhouse (The)	806,700	26,145,147
Williams-Sonoma	390,405	15,030,592

		124,070,073

Textiles, Apparel & Luxury Goods - 0.8%
Fossil [1]	161,327	12,802,911
Gildan Activewear	911,448	17,126,108

		29,929,019

Total (Cost $251,875,190)		281,250,529

Consumer Staples – 3.4%
Food Products - 1.5%
Asian Citrus Holdings	30,918,000	16,122,615
Darling International [1,2]	1,399,105	18,594,105
Industrias Bachoco ADR	1,153,765	22,002,299

		56,719,019

Personal Products - 1.9%
Nu Skin Enterprises Cl. A	1,501,000	72,903,570

Total (Cost $74,436,663)		129,622,589

Energy – 12.2%
Energy Equipment & Services - 11.2%
†C&J Energy Services [1,2]	450,000	9,418,500
Calfrac Well Services	1,706,100	47,728,932
Ensign Energy Services	2,204,100	35,157,423
Lamprell	12,724,952	53,100,092
Oil States International [1]	477,343	36,454,685
Pason Systems	2,250,700	26,511,313
RPC	855,846	15,619,190
Tesco Corporation [1,3]	3,475,005	43,924,063
TGS-NOPEC Geophysical	810,000	17,944,774
	SHARES	VALUE

Energy (continued)
Energy Equipment & Services (continued)
Total Energy Services [3]	1,866,700	$31,809,485
Trican Well Service	3,763,800	64,838,960
Unit Corporation [1]	878,400	40,757,760

		423,265,177

Oil, Gas & Consumable Fuels - 1.0%
†Comstock Resources [1]	1,035,000	15,835,500
SM Energy	128,000	9,356,800
Sprott Resource [1]	2,980,100	11,613,250

		36,805,550

Total (Cost $283,127,261)		460,070,727

Financials – 12.0%
Capital Markets - 7.1%
Artio Global Investors Cl. A	2,081,437	10,157,413
Ashmore Group	4,080,363	21,164,925
CapMan Cl. B	1,301,009	1,700,670
Close Brothers Group	1,000,000	9,620,835
Deutsche Beteiligungs	409,995	8,267,312
Duff & Phelps Cl. A	1,231,400	17,855,300
Egyptian Financial Group-Hermes
Holding [1]	3,750,000	6,218,132
Federated Investors Cl. B	1,271,900	19,269,285
Jefferies Group	498,200	6,850,250
Jupiter Fund Management	8,734,349	29,448,408
Knight Capital Group Cl. A [1,2]	2,899,500	34,272,090
Sprott	7,762,500	44,117,672
Stifel Financial [1,2]	470,663	15,084,749
U.S. Global Investors Cl. A	661,751	3,990,358
Value Partners Group	81,255,900	41,535,025

		269,552,424

Diversified Financial Services - 0.9%
KKR Financial Holdings LLC	2,213,430	19,323,244
MarketAxess Holdings	451,985	13,609,268

		32,932,512

Insurance - 2.9%
Argo Group International Holdings	521,897	15,114,137
Aspen Insurance Holdings	553,000	14,654,500
Brown & Brown	800,000	18,104,000
Greenlight Capital Re Cl. A [1]	573,812	13,582,130
Montpelier Re Holdings	572,500	10,161,875
Validus Holdings	1,186,140	37,363,410

		108,980,052

Real Estate Management & Development - 1.1%
E-House China Holdings ADR	2,141,204	9,142,941
Kennedy-Wilson Holdings [3]	2,891,499	30,592,059
Syswin ADR [1,2]	1,204,516	1,115,141

		40,850,141

Total (Cost $511,355,848)		452,315,129

Health Care – 7.5%
Biotechnology - 2.6%
Emergent Biosolutions [1]	1,077,200	18,140,048
Maxygen [1]	690,200	3,885,826

68 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE

Health Care (continued)
Biotechnology (continued)
Myriad Genetics [1]	3,509,100	$73,480,554
Sinovac Biotech [1,2]	1,749,629	3,849,183

		99,355,611

Health Care Equipment & Supplies - 1.9%
Carl Zeiss Meditec	2,256,800	47,668,506
CONMED Corporation [1]	205,500	5,275,185
Nihon Kohden	342,000	8,437,807
Thoratec Corporation [1]	350,000	11,746,000

		73,127,498

Health Care Providers & Services - 0.4%
Cross Country Healthcare [1,3]	2,692,607	14,943,969

Life Sciences Tools & Services - 0.3%
eResearchTechnology [1]	1,915,849	8,985,332

Pharmaceuticals - 2.3%
Adcock Ingram Holdings	2,311,000	17,677,716
Endo Pharmaceuticals Holdings [1]	476,152	16,441,529
†Medicines Company (The) [1,2]	1,431,850	26,689,684
Recordati	1,488,800	10,761,625
Sino Biopharmaceutical	15,950,000	4,743,968
ViroPharma [1,2]	361,003	9,887,872

		86,202,394

Total (Cost $279,955,450)		282,614,804

Industrials – 13.2%
Aerospace & Defense - 2.7%
Ceradyne [1]	1,060,667	28,404,662
HEICO Corporation Cl. A	1,823,274	71,745,832
†Kratos Defense & Security Solutions [1,2]	594,770	3,550,777

		103,701,271

Building Products - 0.7%
AAON	595,475	12,201,283
WaterFurnace Renewable Energy [3]	970,500	14,823,048

		27,024,331

Commercial Services & Supplies - 0.8%
Ennis	1,004,600	13,391,318
Moshi Moshi Hotline	1,900,000	17,896,583

		31,287,901

Construction & Engineering - 0.4%
Dycom Industries [1,2]	244,100	5,106,572
Raubex Group	5,279,971	8,731,766

		13,838,338

Electrical Equipment - 1.9%
GrafTech International [1]	4,407,800	60,166,470
Powell Industries [1]	314,848	9,848,446

		70,014,916

Machinery - 2.3%
Gardner Denver	228,830	17,633,640
Kennametal	1,124,500	41,066,740
Lincoln Electric Holdings	694,770	27,179,402

		85,879,782

Professional Services - 3.0%
CBIZ [1,2]	597,600	3,651,336
Exponent [1]	250,400	11,510,888
	SHARES	VALUE

Industrials (continued)
Professional Services (continued)
Kforce [1]	448,774	$5,533,383
Korn/Ferry International [1,2,3]	2,836,963	48,398,589
TrueBlue [1,2,3]	3,212,691	44,592,151

		113,686,347

Road & Rail - 0.8%
Heartland Express	688,366	9,836,750
Universal Truckload Services	387,561	7,034,232
Werner Enterprises	490,600	11,823,460

		28,694,442

Trading Companies & Distributors - 0.6%
Houston Wire & Cable [3]	1,591,200	21,990,384

Total (Cost $364,604,042)		496,117,712

Information Technology – 19.4%
Communications Equipment - 2.9%
ADTRAN	983,900	29,674,424
Arris Group [1,2]	1,441,971	15,602,126
Harmonic [1]	2,022,500	10,193,400
KVH Industries [1,3]	1,100,200	8,559,556
NETGEAR [1]	1,142,800	38,363,796
PC-Tel [3]	1,095,592	7,493,849

		109,887,151

Computers & Peripherals - 1.1%
Novatel Wireless [1,3]	3,205,176	10,032,201
STEC [1,2]	1,662,400	14,280,016
Xyratex	1,327,566	17,683,179

		41,995,396

Electronic Equipment, Instruments & Components - 1.9%
AVX Corporation	1,018,900	13,001,164
Cognex Corporation	240,638	8,612,434
Littelfuse	258,400	11,106,032
Methode Electronics	1,176,000	9,749,040
TTM Technologies [1]	2,531,735	27,747,816

		70,216,486

Internet Software & Services - 0.4%
ValueClick [1,2]	1,002,600	16,332,354

IT Services - 1.9%
Forrester Research [1]	518,300	17,591,102
Jack Henry & Associates	197,100	6,624,531
MAXIMUS	393,782	16,282,886
TeleTech Holdings [1]	2,023,700	32,783,940

		73,282,459

Semiconductors & Semiconductor Equipment - 11.1%
Advanced Energy Industries [1,2]	1,351,400	14,500,522
Aixtron ADR [2]	1,752,701	22,259,303
†ATMI [1]	1,125,000	22,533,750
Brooks Automation	3,172,582	32,582,417
Cirrus Logic [1,2]	828,400	13,130,140
Exar Corporation [1,2]	461,700	3,001,050
Fairchild Semiconductor
International [1]	5,145,039	61,946,270
International Rectifier [1]	2,626,822	51,012,883
Lam Research [1]	343,800	12,727,476
Micrel	685,744	6,932,872

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 69

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
MKS Instruments	1,587,800	$44,172,596
Novellus Systems [1]	450,000	18,580,500
OmniVision Technologies [1]	2,477,191	30,308,432
Sigma Designs [1,3]	2,007,658	12,045,948
†Supertex [1,2]	386,900	7,304,672
Teradyne [1,2]	4,799,596	65,418,493

		418,457,324

Software - 0.1%
†Smith Micro Software [1,3]	2,208,776	2,495,917

Total (Cost $701,483,356)		732,667,087

Materials – 21.0%
Chemicals - 2.0%
Intrepid Potash [1]	1,709,900	38,695,037
Schulman (A.)	421,190	8,920,804
Victrex	600,000	10,212,528
Westlake Chemical	464,800	18,703,552

		76,531,921

Construction Materials - 0.2%
Mardin Cimento Sanayii	2,160,000	6,820,753

Metals & Mining - 18.0%
Alamos Gold	4,198,400	72,325,812
Allied Nevada Gold [1,2]	1,845,950	55,895,366
AuRico Gold [1]	1,797,500	14,397,975
Castle (A.M.) & Co. [1,2,3]	1,799,667	17,024,850
Centamin [1]	19,952,400	25,738,596
Endeavour Mining [1,2]	3,625,000	8,646,626
†Globe Specialty Metals [3]	4,160,280	55,706,149
Hecla Mining	3,277,715	17,142,449
Hochschild Mining	5,858,563	35,101,428
Horsehead Holding Corporation [1]	1,849,035	16,659,805
Major Drilling Group International	2,736,800	41,747,114
Medusa Mining	3,286,300	14,957,467
Northam Platinum	2,040,000	7,581,248
Olympic Steel	510,800	11,911,856
Orbit Garant Drilling [1]	1,512,500	7,705,399
Pan American Silver	2,213,053	48,266,686
Pretium Resources [1,3]	5,037,000	61,853,124
Reliance Steel & Aluminum	180,000	8,764,200
Schnitzer Steel Industries Cl. A	177,100	7,487,788
Seabridge Gold [1,2]	1,111,783	17,910,824
Silver Standard Resources [1]	2,599,400	35,923,708
Silvercorp Metals	3,660,400	23,426,560
Sims Metal Management ADR	2,268,950	29,156,008
Tahoe Resources [1]	969,400	16,823,550
US Gold [1,2,3]	7,858,918	26,405,964

		678,560,552

Paper & Forest Products - 0.8%
†Buckeye Technologies	831,300	27,798,672
China Forestry Holdings [1,6]	23,300,000	4,425,038

		32,223,710

Total (Cost $663,186,506)		794,136,936

	SHARES	VALUE

Telecommunication Services – 0.5%
Diversified Telecommunication Services - 0.5%
Neutral Tandem [1,2,3]	1,681,614	$17,976,454

Total (Cost $23,897,846)		17,976,454

Utilities – 0.1%
Independent Power Producers & Energy Traders - 0.1%
Alterra Power [1]	9,732,900	3,917,044

Total (Cost $12,581,547)		3,917,044

Miscellaneous [5] – 1.9%
Total (Cost $95,215,295)		72,891,278

TOTAL COMMON STOCKS
(Cost $3,261,719,004)		3,723,580,289

REPURCHASE AGREEMENT – 2.1%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $78,268,087 (collateralized
by obligations of various U.S. Government
Agencies, 0.20% due 8/28/12, valued at
$80,225,000)
(Cost $78,268,000)		78,268,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $92,731,521)		92,731,521

TOTAL INVESTMENTS – 103.2%
(Cost $3,432,718,525)		3,894,579,810

LIABILITIES LESS CASH AND OTHER ASSETS – (3.2)%		(121,382,235)

NET ASSETS – 100.0%		$3,773,197,575

70 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Total Return Fund

	SHARES	VALUE

COMMON STOCKS – 94.3%

Consumer Discretionary – 13.1%
Auto Components - 0.5%
Autoliv	25,800	$1,380,042
Gentex Corporation	595,000	17,606,050
Spartan Motors	47,557	228,749
Superior Industries International	145,587	2,408,009

		21,622,850

Automobiles - 0.2%
Thor Industries	382,752	10,498,887

Distributors - 0.1%
Weyco Group	282,000	6,923,100

Diversified Consumer Services - 0.3%
DeVry	64,900	2,496,054
Hillenbrand	243,625	5,437,710
Regis Corporation	231,100	3,824,705

		11,758,469

Hotels, Restaurants & Leisure - 0.8%
Abu Dhabi National Hotels	1,200,000	718,729
Ambassadors Group	35,670	160,872
Bob Evans Farms	462,473	15,511,344
DineEquity [1]	61,030	2,576,076
International Speedway Cl. A	552,267	13,999,969
P.F. Chang’s China Bistro	72,600	2,244,066

		35,211,056

Household Durables - 0.8%
American Greetings Cl. A	109,200	1,366,092
Blyth	39,819	2,261,719
Ethan Allen Interiors	1,170,250	27,746,628
Harman International Industries	70,000	2,662,800
Leggett & Platt	37,203	857,157

		34,894,396

Internet & Catalog Retail - 0.1%
NutriSystem	275,660	3,564,284

Leisure Equipment & Products - 0.2%
Arctic Cat [1]	92,881	2,094,467
Callaway Golf	962,900	5,324,837
Hasbro	12,438	396,648
Polaris Industries	400	22,392
Sturm, Ruger & Co.	18,062	604,354

		8,442,698
Media - 0.6%
Harte-Hanks	237,145	2,155,648
Meredith Corporation	101,520	3,314,628
Scholastic Corporation	94,199	2,823,144
Washington Post Cl. B	7,900	2,976,799
World Wrestling Entertainment Cl. A	1,454,421	13,555,204

		24,825,423

Multiline Retail - 0.0%
Dillard’s Cl. A	22,786	1,022,636

Specialty Retail - 7.5%
American Eagle Outfitters	2,714,262	41,501,066
Ascena Retail Group [1]	1,238,789	36,816,809
Buckle (The)	905,736	37,017,430
Cato Corporation (The) Cl. A [3]	1,477,815	35,763,123
	SHARES	VALUE
Consumer Discretionary (continued)
Specialty Retail (continued)
Chico’s FAS	45,100	$502,414
DSW Cl. A	1,100	48,631
Finish Line (The) Cl. A	121,066	2,334,758
Foot Locker	116,892	2,786,705
GameStop Corporation Cl. A [1,2]	1,461,257	35,260,131
GUESS?	1,189,153	35,460,543
†Jos. A. Bank Clothiers [1]	783,483	38,202,631
Men’s Wearhouse (The)	303,139	9,824,735
Pep Boys-Manny, Moe & Jack (The)	742,500	8,167,500
RadioShack Corporation	159,981	1,553,416
Ross Stores	399,200	18,973,976
Stage Stores	36,178	502,512
Systemax [1]	300,061	4,924,001
Tiffany & Co.	370,500	24,549,330
Williams-Sonoma	5,400	207,900

		334,397,611

Textiles, Apparel & Luxury Goods - 2.0%
Barry (R.G.) [3]	1,048,496	12,665,832
Columbia Sportswear	54,129	2,519,705
†G-III Apparel Group [1,2]	604,411	15,055,878
K-Swiss Cl. A [1,2]	90,575	264,479
Movado Group	14,941	271,478
Steven Madden [1]	815,113	28,121,398
The Jones Group	619,781	6,538,690
Wolverine World Wide	685,224	24,421,383

		89,858,843

Total (Cost $501,974,378)		583,020,253

Consumer Staples – 3.6%
Food & Staples Retailing - 0.5%
Village Super Market Cl. A [3]	714,675	20,332,504
Weis Markets	16,071	641,876

		20,974,380

Food Products - 2.4%
Cal-Maine Foods	162,098	5,927,924
Farmer Bros.	542,300	4,143,172
Flowers Foods	600,150	11,390,847
Fresh Del Monte Produce	2,700	67,527
Hershey Creamery [4]	173	294,100
Hormel Foods	541,566	15,862,468
J&J Snack Foods	257,691	13,729,776
J.M. Smucker Company (The)	324,000	25,327,080
Lancaster Colony	151,459	10,502,167
Tootsie Roll Industries	917,564	21,718,740

		108,963,801

Household Products - 0.0%
WD-40 Company	4,296	173,601

Personal Products - 0.7%
Inter Parfums	1,179,997	18,360,753
Nu Skin Enterprises Cl. A	261,810	12,716,112

		31,076,865

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 71

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

Consumer Staples (continued)
Tobacco - 0.0%
Universal Corporation	7,464	$343,046

Total (Cost $128,081,996)		161,531,693

Diversified Investment Companies – 0.3%
Closed-End Funds - 0.3%
British Empire Securities and General
Trust	160,000	1,028,831
Central Fund of Canada Cl. A	650,500	12,749,800

Total (Cost $9,095,566)		13,778,631

Energy – 9.1%
Energy Equipment & Services - 3.1%
CARBO Ceramics	255,700	31,535,481
Exterran Partners L.P.	479,700	9,665,955
Gulf Island Fabrication	13,820	403,682
Helmerich & Payne	664,179	38,761,486
Lufkin Industries	53,136	3,576,584
Patterson-UTI Energy	60,177	1,202,336
Precision Drilling [1,2]	633,850	6,503,301
Rowan Companies [1]	864,644	26,224,653
RPC	58,567	1,068,848
SEACOR Holdings [1]	207,000	18,414,720

		137,357,046

Oil, Gas & Consumable Fuels - 6.0%
Alliance Holdings GP L.P.	528,500	27,471,430
Alliance Resource Partners L.P.	278,000	21,011,240
Arch Coal	111,518	1,618,126
Cimarex Energy	294,490	18,228,931
Delek US Holdings	15,203	173,466
Energen Corporation	825,898	41,294,900
Energy Transfer Equity L.P.	530,600	21,531,748
Enterprise Products Partners L.P.	428,850	19,890,063
Hugoton Royalty Trust	158,500	2,989,310
Magellan Midstream Partners L.P.	433,701	29,873,325
Natural Resource Partners L.P.	537,700	14,577,047
NuStar GP Holdings LLC	369,200	12,275,900
Penn Virginia	633,760	3,352,591
Plains All American Pipeline L.P.	281,530	20,678,379
San Juan Basin Royalty Trust	62,620	1,425,231
SM Energy	20,542	1,501,620
Sunoco Logistics Partners L.P.	693,000	27,304,200
W&T Offshore	77,700	1,648,017

		266,845,524

Total (Cost $247,846,153)		404,202,570

Financials – 27.3%
Capital Markets - 6.1%
A.F.P. Provida ADR	311,700	20,391,414
AGF Management Cl. B	815,600	12,665,317
AllianceBernstein Holding L.P.	1,868,900	24,445,212
AP Alternative Assets L.P.	76,000	642,200
Apollo Investment	1,161,400	7,479,416
Bank Sarasin & Co. Cl. B	82,000	2,396,359
	SHARES	VALUE

Financials (continued)
Capital Markets (continued)
Banque Privee Edmond de Rothschild	140	$3,577,132
CI Financial	933,500	19,334,331
Cohen & Steers	385,630	11,144,707
Egyptian Financial Group-Hermes
Holding [1]	2,860,027	4,742,407
Egyptian Financial Group-Hermes
Holding GDR [1]	75,000	240,150
Federated Investors Cl. B	1,935,163	29,317,719
GAMCO Investors Cl. A	278,300	12,103,267
Janus Capital Group	1,031,909	6,511,346
KKR & Co. L.P.	1,104,100	14,165,603
MVC Capital	495,000	5,737,050
Oppenheimer Holdings Cl. A	4,867	78,359
Paris Orleans et Cie	209,213	3,953,301
Raymond James Financial	597,925	18,511,758
Schroders	90,000	1,836,578
SEI Investments	1,622,692	28,153,706
T. Rowe Price Group	456,800	26,014,760
Teton Advisors Cl. A [4]	1,297	17,509
Vontobel Holding	55,000	1,229,639
W.P. Carey & Co. LLC	281,231	11,513,597
Waddell & Reed Financial Cl. A	275,000	6,811,750

		273,014,587

Commercial Banks - 3.2%
Banco Latinoamericano de Comercio
Exterior Cl. E	110,775	1,777,939
Bank of Hawaii	557,001	24,780,974
Bank of N.T. Butterfield & Son [1]	1,916,857	2,204,386
BOK Financial	516,382	28,364,863
Canadian Western Bank	783,200	19,834,660
City Holding Company	547,177	18,543,829
Credicorp	235,800	25,813,026
Farmers & Merchants Bank of Long
Beach	479	1,939,950
First Citizens BancShares Cl. A	10,800	1,889,892
First Financial Bancorp	100,000	1,664,000
First National Bank Alaska	3,110	4,789,400
National Bankshares	134,768	3,762,723
Peapack-Gladstone Financial [3]	473,145	5,081,577
Sun Bancorp [1]	284,428	688,316
Trustmark Corporation	80,700	1,960,203

		143,095,738

Consumer Finance - 0.1%
Advance America Cash Advance Centers	299,115	2,677,079
Cash America International	9,400	438,322

		3,115,401

Diversified Financial Services - 0.4%
Leucadia National	433,800	9,864,612
Sofina	101,000	7,780,412

		17,645,024

Insurance - 14.0%
Alleghany Corporation [1]	104,304	29,756,888
Allied World Assurance Company
Holdings	671,493	42,257,054

72 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE

Financials (continued)
Insurance (continued)
Alterra Capital Holdings	831,396	$19,645,887
American Financial Group	154,800	5,710,572
American National Insurance	145,093	10,596,142
AmTrust Financial Services	4,700	111,625
Arch Capital Group [1,2]	370,831	13,806,038
Argo Group International Holdings	90,281	2,614,538
Aspen Insurance Holdings	1,323,238	35,065,807
Assurant	1,659	68,119
Assured Guaranty	482,192	6,336,003
Baldwin & Lyons Cl. B	108,741	2,370,554
Brown & Brown	545,957	12,355,007
Cincinnati Financial	280,000	8,528,800
Crawford & Company Cl. B	234,070	1,441,871
E-L Financial	79,588	26,561,885
EMC Insurance Group	101,164	2,080,943
Employers Holdings	14,000	253,260
Endurance Specialty Holdings	404,498	15,472,049
Erie Indemnity Cl. A	635,400	49,662,864
Everest Re Group	112,100	9,426,489
FBL Financial Group Cl. A	6,600	224,532
Fidelity National Financial Cl. A	1,259,952	20,071,035
First American Financial	464,561	5,885,988
Flagstone Reinsurance Holdings	424,879	3,522,247
Gallagher (Arthur J.) & Co.	978,200	32,711,008
HCC Insurance Holdings	583,246	16,039,265
Infinity Property & Casualty	106,662	6,052,002
Kansas City Life Insurance	4,699	154,221
Markel Corporation [1]	67,900	28,156,093
Meadowbrook Insurance Group	1,486,924	15,880,348
Mercury General	191,300	8,727,106
Montpelier Re Holdings	1,060,110	18,816,953
Old Republic International	1,087,000	10,076,490
OneBeacon Insurance Group Cl. A	50,000	769,500
PartnerRe	563,597	36,188,563
Platinum Underwriters Holdings	273,306	9,322,468
Presidential Life	1,916	19,141
Protective Life	49,300	1,112,208
Reinsurance Group of America	858,618	44,862,790
RenaissanceRe Holdings	10,609	788,991
RLI	74,135	5,401,476
StanCorp Financial Group	480,800	17,669,400
State Auto Financial	362,000	4,919,580
Symetra Financial	635,100	5,760,357
Tower Group	98,555	1,987,854
Transatlantic Holdings [2]	164,724	9,015,345
United Fire & Casualty	117,991	2,381,058
Validus Holdings	467,501	14,726,282
White Mountains Insurance Group	15,760	7,146,530

		622,511,226

Real Estate Investment Trusts (REITs) - 3.4%
Annaly Capital Management	703,900	11,234,244
Colony Financial [3]	2,082,230	32,711,833
Cousins Properties	818,085	5,243,925
DCT Industrial Trust	1,121,600	5,742,592
Essex Property Trust	83,000	11,662,330
	SHARES	VALUE
Financials (continued)
Real Estate Investment Trusts (REITs) (continued)
Lexington Realty Trust	1,711,246	$12,817,232
MFA Financial	692,000	4,650,240
National Health Investors	159,570	7,017,889
National Retail Properties	650,000	17,147,000
PS Business Parks	168,500	9,339,955
Rayonier	794,100	35,440,683

		153,007,923

Thrifts & Mortgage Finance - 0.1%
HopFed Bancorp	129,009	838,559
Kearny Financial	312,100	2,964,950

		3,803,509

Total (Cost $1,092,863,178)		1,216,193,408

Health Care – 5.3%
Health Care Equipment & Supplies - 2.0%
Analogic Corporation	141,400	8,105,048
Atrion Corporation	1,688	405,508
Cantel Medical	83,273	2,325,815
Hill-Rom Holdings	437,770	14,748,471
IDEXX Laboratories [1,2]	379,600	29,214,016
Invacare Corporation	109,868	1,679,882
STERIS Corporation	441,900	13,177,458
Teleflex	309,700	18,981,513
Young Innovations	15,705	465,339

		89,103,050

Health Care Providers & Services - 2.9%
BML	8,100	191,529
Chemed Corporation	678,519	34,746,958
Ensign Group	113,655	2,784,548
Landauer	428,971	22,092,006
Lincare Holdings	15,892	408,583
†MEDNAX [1]	507,910	36,574,599
National HealthCare	50,802	2,128,604
Omnicare	91,899	3,165,921
Owens & Minor	861,950	23,953,591

		126,046,339

Life Sciences Tools & Services - 0.3%
PerkinElmer	712,600	14,252,000

Pharmaceuticals - 0.1%
Medicis Pharmaceutical Cl. A	77,525	2,577,706
Valeant Pharmaceuticals International [1]	55,768	2,603,808

		5,181,514

Total (Cost $160,587,583)		234,582,903

Industrials – 17.8%
Aerospace & Defense - 1.7%
American Science & Engineering	130,374	8,879,773
Cubic Corporation	658,165	28,689,412
HEICO Corporation	297,500	17,397,800
HEICO Corporation Cl. A	312,747	12,306,595
National Presto Industries	59,426	5,562,274
Triumph Group	24,476	1,430,622

		74,266,476

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 73

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

Industrials (continued)
Air Freight & Logistics - 1.0%
C. H. Robinson Worldwide	256,000	$17,863,680
Expeditors International of Washington	458,400	18,776,064
UTi Worldwide	492,600	6,546,654

		43,186,398

Building Products - 0.4%
Smith (A.O.) Corporation	497,894	19,975,507

Commercial Services & Supplies - 2.5%
ABM Industries	738,100	15,219,622
Ennis	405,801	5,409,327
G&K Services Cl. A	6,355	184,994
Healthcare Services Group	35,632	630,330
HNI Corporation	452,373	11,806,935
Kimball International Cl. B	724,600	3,673,722
McGrath RentCorp	291,300	8,444,787
Mine Safety Appliances	196,000	6,491,520
Ritchie Bros. Auctioneers	1,596,320	35,246,746
Rollins	833,625	18,523,148
Schawk	108,181	1,212,709
UniFirst Corporation	33,316	1,890,350
US Ecology	18,900	354,942
Viad Corporation	3,742	65,410

		109,154,542

Construction & Engineering - 0.2%
Comfort Systems USA	328,950	3,526,344
Granite Construction	191,575	4,544,159
Great Lakes Dredge & Dock	47,732	265,390
KBR	97,113	2,706,539

		11,042,432

Electrical Equipment - 2.6%
Acuity Brands	9,868	523,004
AZZ	191,391	8,696,807
Belden	27,973	930,941
Brady Corporation Cl. A	471,773	14,893,874
Franklin Electric	366,900	15,982,164
Hubbell Cl. B	531,357	35,526,529
LSI Industries	1,070,961	6,425,766
Preformed Line Products	201,271	12,007,828
Regal-Beloit	21,202	1,080,666
Roper Industries	219,500	19,067,965

		115,135,544

Industrial Conglomerates - 0.7%
Raven Industries	156,201	9,668,842
Seaboard Corporation [1]	9,476	19,293,136
Standex International	72,445	2,475,446

		31,437,424

Machinery - 5.8%
American Railcar Industries [1]	124,409	2,977,107
Ampco-Pittsburgh	189,320	3,661,449
Briggs & Stratton	523,330	8,106,382
Cascade Corporation	182,021	8,585,931
Crane Company	301,000	14,059,710
FreightCar America [1]	13,039	273,167
Gorman-Rupp Company	576,633	15,655,586
Harsco Corporation	2,700	55,566
	SHARES	VALUE

Industrials (continued)
Machinery (continued)
Kaydon Corporation	10,000	$305,000
Kennametal	558,893	20,410,772
Lincoln Electric Holdings	233,400	9,130,608
Lindsay Corporation	206,483	11,333,852
Mueller (Paul) Company [1,3,4]	116,700	2,042,250
Mueller Industries	458,762	17,625,636
Nordson Corporation	735,400	30,283,772
Starrett (L.S.) Company (The) Cl. A [3]	529,400	6,802,790
Sun Hydraulics	1,014,697	23,774,351
Tennant Company	597,198	23,213,086
Timken Company (The)	62,532	2,420,614
Toro Company (The)	328,275	19,913,161
Trinity Industries	486,287	14,617,787
Watts Water Technologies Cl. A	2,100	71,841
Woodward	609,200	24,934,556

		260,254,974

Marine - 0.5%
Alexander & Baldwin	494,700	20,193,654
Euroseas	125,346	294,563

		20,488,217

Professional Services - 1.5%
Corporate Executive Board	236,000	8,991,600
Heidrick & Struggles International	220,434	4,748,148
Kelly Services Cl. A	595,000	8,139,600
ManpowerGroup	462,152	16,521,934
Robert Half International	30,500	868,030
Towers Watson & Company Cl. A	489,900	29,359,707

		68,629,019

Road & Rail - 0.1%
Arkansas Best	246,281	4,745,835

Trading Companies & Distributors - 0.8%
Applied Industrial Technologies	766,270	26,949,716
GATX Corporation	129,000	5,632,140
Houston Wire & Cable	59,164	817,647
Watsco	7,502	492,581

		33,892,084

Transportation Infrastructure - 0.0%
Grupo Aeroportuario del Pacifico ADR	40,000	1,350,400

Total (Cost $487,276,854)		793,558,852

Information Technology – 5.2%
Communications Equipment - 1.4%
ADTRAN	220,400	6,647,264
Bel Fuse Cl. A	22,350	469,797
Bel Fuse Cl. B	74,000	1,387,500
Black Box	323,753	9,078,034
Communications Systems	150,918	2,121,907
Comtech Telecommunications	89,200	2,552,904
NETGEAR [1]	426,675	14,323,480
Plantronics	592,145	21,104,048
Tellabs	741,355	2,995,074

		60,680,008

74 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE

Information Technology (continued)
Computers & Peripherals - 0.0%
Diebold	13,700	$411,959

Electronic Equipment, Instruments & Components - 1.7%
AVX Corporation	1,122,046	14,317,307
Cognex Corporation	418,300	14,970,957
DDi Corporation [3]	1,093,312	10,200,601
Electro Rent	3,300	56,595
Methode Electronics	1,123,573	9,314,420
Molex Cl. A	418,922	8,286,277
MTS Systems	139,041	5,665,921
Nam Tai Electronics	1,756,871	9,328,985
Park Electrochemical	131,648	3,372,822

		75,513,885

Internet Software & Services - 0.2%
EarthLink	434,698	2,799,455
United Online	729,115	3,966,386

		6,765,841

IT Services - 1.8%
Broadridge Financial Solutions	78,400	1,767,920
CoreLogic [1]	161,400	2,086,902
Global Payments	5,446	258,032
ManTech International Cl. A	897,568	28,040,024
MAXIMUS	625,658	25,870,958
Total System Services	1,169,225	22,870,041

		80,893,877

Semiconductors & Semiconductor Equipment - 0.0%
Micrel	74,460	752,790

Software - 0.1%
Fair Isaac	173,457	6,216,699

Total (Cost $231,444,616)		231,235,059

Materials – 6.2%
Chemicals - 3.3%
Agrium	5,200	348,972
Albemarle Corporation	443,000	22,818,930
Balchem Corporation	991,500	40,195,410
Cabot Corporation	781,000	25,101,340
Chase Corporation [3]	773,974	10,758,239
H.B. Fuller Company	10,022	231,608
Innophos Holdings	41,885	2,033,936
International Flavors & Fragrances	255,300	13,382,826
Methanex Corporation	310,710	7,090,402
Minerals Technologies	50,667	2,864,205
NewMarket Corporation	8,126	1,609,842
Quaker Chemical	446,629	17,369,402
Stepan Company	26,564	2,129,370
Tredegar Corporation	37,700	837,694
Westlake Chemical	43,000	1,730,320

		148,502,496

Construction Materials - 0.1%
Ash Grove Cement [4]	39,610	5,149,300

Containers & Packaging - 1.1%
AptarGroup	41,300	2,154,621
Bemis Company	464,800	13,981,184
Greif Cl. A	451,801	20,579,536
	SHARES	VALUE

Materials (continued)
Containers & Packaging (continued)
Myers Industries	14,700	$181,398
Sealed Air	64,113	1,103,385
Sonoco Products	364,038	11,998,692

		49,998,816

Metals & Mining - 1.3%
Agnico-Eagle Mines	40,000	1,452,800
Carpenter Technology	284,375	14,639,625
Gold Fields ADR	434,700	6,629,175
IAMGOLD Corporation	101,000	1,600,850
Newcrest Mining ADR	121,672	3,687,879
Olympic Steel	39,297	916,406
Reliance Steel & Aluminum	566,613	27,588,387

		56,515,122

Paper & Forest Products - 0.4%
Deltic Timber	172,000	10,387,080
Domtar Corporation	33,700	2,694,652
Glatfelter	37,002	522,468
Louisiana-Pacific Corporation [1]	78,000	629,460
Schweitzer-Mauduit International	21,300	1,415,598

		15,649,258

Total (Cost $188,323,938)		275,814,992

Telecommunication Services – 0.4%
Diversified Telecommunication Services - 0.3%
Atlantic Tele-Network	284,303	11,102,032
SureWest Communications	271,400	3,264,942

		14,366,974

Wireless Telecommunication Services - 0.1%
USA Mobility	143,566	1,991,260

Total (Cost $15,759,969)		16,358,234

Utilities – 2.4%
Electric Utilities - 0.9%
ALLETE	199,147	8,360,191
ITC Holdings	250,000	18,970,000
PNM Resources	638,900	11,647,147

		38,977,338

Gas Utilities - 0.9%
National Fuel Gas	61,676	3,427,952
Piedmont Natural Gas	474,500	16,123,510
UGI Corporation	660,076	19,406,234

		38,957,696

Water Utilities - 0.6%
Aqua America	819,766	18,075,840
Consolidated Water	25,827	221,596
SJW	400,400	9,465,456

		27,762,892

Total (Cost $79,513,986)		105,697,926

Miscellaneous [5] – 3.6%
Total (Cost $174,295,700)		163,231,463

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 75

Schedules of Investments

Royce Total Return Fund (continued)	Royce Heritage Fund

	SHARES	VALUE

TOTAL COMMON STOCKS
(Cost $3,317,063,917)		$4,199,205,984

PREFERRED STOCK – 0.0%
MF Global Holdings 9.75% Conv. [4]
(Cost $4,884,000)	50,000	462,500

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.6%
Charming Shoppes 1.125%
Conv. Senior Note due 5/1/14	$20,000,000	18,100,000
GAMCO Investors (Debentures) 0.00%
due 12/31/15	890,500	584,026
†Jefferies Group 5.875%
due 6/8/14 [2]	5,000,000	4,950,000
Leucadia National 3.75%
Conv. Senior Note due 4/15/14	3,000,000	3,326,250

TOTAL CORPORATE BONDS
(Cost $24,777,759)		26,960,276

REPURCHASE AGREEMENT – 5.1%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $224,055,249 (collateralized
by obligations of various U.S. Government
Agencies, 4.25% due 9/30/12, valued at
$229,656,743)
(Cost $224,055,000)		224,055,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.6%
Money Market Funds
Federated Government Obligations
Fund (7 day yield-0.0098%)
(Cost $26,654,304)		26,654,304

TOTAL INVESTMENTS – 100.6%
(Cost $3,597,434,980)		4,477,338,064

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%		(24,543,814)

NET ASSETS – 100.0%		$4,452,794,250

	SHARES	VALUE
COMMON STOCKS – 95.8%

Consumer Discretionary – 11.0%
Auto Components - 1.8%
Drew Industries [1]	62,400	$1,530,672
Gentex Corporation	40,000	1,183,600
Minth Group	1,171,000	1,097,633
Nokian Renkaat	28,000	901,627
Norstar Founders Group [1,6]	533,500	25,072

		4,738,604

Automobiles - 0.4%
Thor Industries	36,300	995,709

Distributors - 0.7%
LKQ Corporation [1]	60,300	1,813,824

Diversified Consumer Services - 0.3%
Sotheby’s	25,000	713,250

Household Durables - 3.3%
Cavco Industries [1]	18,400	737,104
Ethan Allen Interiors	55,900	1,325,389
†Harman International Industries	39,000	1,483,560
Mohawk Industries [1]	41,400	2,477,790
NVR [1]	3,920	2,689,120

		8,712,963

Media - 0.7%
Global Sources [1]	8,400	40,740
†Meredith Corporation	18,500	604,025
Morningstar	20,928	1,244,170

		1,888,935

Specialty Retail - 1.6%
American Eagle Outfitters	50,700	775,203
Charming Shoppes [1]	192,100	941,290
Children’s Place Retail Stores [1,2]	6,300	334,656
Fielmann	4,700	446,734
Lewis Group	67,000	665,223
Luk Fook Holdings (International)	137,300	479,081
†USS	7,000	632,974

		4,275,161

Textiles, Apparel & Luxury Goods - 2.2%
Carter’s [1]	36,800	1,465,008
Daphne International Holdings	791,600	881,639
†G-III Apparel Group [1]	30,865	768,847
Stella International Holdings	639,300	1,389,461
Warnaco Group (The) [1]	28,200	1,411,128

		5,916,083

Total (Cost $24,300,881)		29,054,529

Consumer Staples – 1.5%
Beverages - 0.5%
National Beverage [1]	71,700	1,152,219

Food Products - 1.0%
Binggrae	10,200	527,708
Darling International [1]	92,500	1,229,325
First Resources	504,900	587,795
Sanderson Farms	2,200	110,286

76 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Consumer Staples (continued)
Food Products (continued)
Super Group	254,000	$257,515

		2,712,629

Total (Cost $3,495,033)		3,864,848

Energy – 6.1%
Energy Equipment & Services - 6.1%
Ensco ADR	49,800	2,336,616
Ensign Energy Services	24,800	395,583
Helmerich & Payne	67,470	3,937,549
Lamprell	364,000	1,518,940
Oil States International [1]	43,000	3,283,910
Pason Systems	72,700	856,343
TGS-NOPEC Geophysical	58,400	1,293,796
Trican Well Service	147,500	2,540,982

Total (Cost $11,353,807)		16,163,719

Financials – 14.6%
Capital Markets - 11.7%
Affiliated Managers Group [1]	10,560	1,013,232
Ashmore Group	659,300	3,419,802
Bank Sarasin & Co. Cl. B	12,342	360,681
Banque Privee Edmond de Rothschild	26	664,325
Blackstone Group L.P.	50,000	700,500
Cohen & Steers	48,400	1,398,760
Egyptian Financial Group-Hermes
Holding [1]	342,500	567,923
Federated Investors Cl. B	49,600	751,440
Invesco	98,700	1,982,883
Jupiter Fund Management	475,900	1,604,527
KKR & Co. L.P.	203,000	2,604,490
Lazard Cl. A	108,800	2,840,768
Partners Group Holding	9,600	1,675,120
Reinet Investments [1]	30,000	533,296
SEI Investments	130,600	2,265,910
Sprott	301,200	1,711,851
T. Rowe Price Group	29,800	1,697,110
†TD AMERITRADE Holding Corporation	100,000	1,565,000
Value Partners Group	3,801,900	1,943,391
VZ Holding	4,600	472,586
Waddell & Reed Financial Cl. A	48,600	1,203,822

		30,977,417

Diversified Financial Services - 1.4%
†Bolsa Mexicana de Valores	801,800	1,270,957
Hellenic Exchanges	65,000	243,125
Singapore Exchange	260,000	1,228,788
†Warsaw Stock Exchange	100,000	1,021,502

		3,764,372

Insurance - 1.5%
†Alleghany Corporation [1]	13,770	3,928,443

Real Estate Management & Development - 0.0%
E-House China Holdings ADR	33,400	142,618

Total (Cost $38,417,766)		38,812,850

	SHARES	VALUE
Health Care – 3.2%
Health Care Equipment & Supplies - 1.2%
Atrion Corporation	4,900	$1,177,127
Carl Zeiss Meditec	57,000	1,203,964
†Kossan Rubber Industries	860,000	881,703

		3,262,794

Health Care Providers & Services - 0.1%
Schein (Henry) [1]	3,600	231,948

Life Sciences Tools & Services - 1.2%
ICON ADR [1]	65,100	1,113,861
PerkinElmer	8,100	162,000
Techne Corporation	12,100	825,946
Waters Corporation [1]	13,250	981,162

		3,082,969

Pharmaceuticals - 0.7%
Adcock Ingram Holdings	105,000	803,185
†Santen Pharmaceutical	16,300	671,313
Unichem Laboratories	243,000	542,695

		2,017,193

Total (Cost $8,403,028)		8,594,904

Industrials – 26.9%
Aerospace & Defense - 0.8%
HEICO Corporation	21,875	1,279,250
Teledyne Technologies [1]	12,300	674,655

		1,953,905

Air Freight & Logistics - 1.6%
Forward Air	89,800	2,878,090
UTi Worldwide	103,000	1,368,870

		4,246,960

Building Products - 1.4%
AAON	82,350	1,687,352
Simpson Manufacturing	63,000	2,120,580

		3,807,932

Commercial Services & Supplies - 2.8%
Brink’s Company (The)	97,980	2,633,702
Heritage-Crystal Clean [1]	92,564	1,532,860
Ritchie Bros. Auctioneers	125,600	2,773,248
Team [1]	17,810	529,848

		7,469,658

Construction & Engineering - 3.8%
EMCOR Group	102,900	2,758,749
Fluor Corporation	27,700	1,391,925
†Jacobs Engineering Group [1]	66,400	2,694,512
KBR	80,500	2,243,535
Pike Electric [1]	64,283	462,195
Raubex Group	370,000	611,888

		10,162,804

Electrical Equipment - 1.4%
AZZ	2,000	90,880
Franklin Electric	3,200	139,392
GrafTech International [1]	139,100	1,898,715
†Hubbell Cl. B	10,750	718,745
†Thomas & Betts [1]	17,420	951,132

		3,798,864

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 77

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Industrials (continued)
Industrial Conglomerates - 0.6%
Raven Industries	25,200	$1,559,880

Machinery - 7.4%
Astec Industries [1]	2,800	90,188
Burckhardt Compression Holding	4,500	1,125,838
Foster (L.B.) Company Cl. A	56,700	1,604,043
Gardner Denver	22,500	1,733,850
Graham Corporation	14,800	332,112
Kaydon Corporation	54,900	1,674,450
Kennametal	81,530	2,977,476
Lincoln Electric Holdings	65,130	2,547,886
Pfeiffer Vacuum Technology	17,000	1,487,793
Spirax-Sarco Engineering	62,600	1,820,889
Tennant Company	45,200	1,756,924
Valmont Industries	23,950	2,174,420
WABCO Holdings [1]	2,700	117,180
Wabtec Corporation	1,200	83,940

		19,526,989

Professional Services - 4.5%
Advisory Board (The) [1]	39,800	2,953,558
†Equifax	19,300	747,682
ManpowerGroup	61,810	2,209,708
Michael Page International	80,000	433,349
Towers Watson & Company Cl. A	33,700	2,019,641
Verisk Analytics Cl. A [1]	91,000	3,651,830

		12,015,768

Road & Rail - 1.9%
Landstar System	71,100	3,407,112
Patriot Transportation Holding [1]	79,512	1,725,410

		5,132,522

Trading Companies & Distributors - 0.7%
†Air Lease Cl. A [1,2]	78,200	1,854,122

Total (Cost $59,220,865)		71,529,404

Information Technology – 17.7%
Communications Equipment - 0.7%
ADTRAN	37,150	1,120,444
†Comba Telecom Systems Holdings	642,300	518,531
VTech Holdings	30,200	302,910

		1,941,885

Computers & Peripherals - 1.0%
†Advantech	297,100	822,252
†Simplo Technology	111,000	648,866
Super Micro Computer [1]	28,200	442,176
Western Digital [1]	26,600	823,270

		2,736,564

Electronic Equipment, Instruments & Components - 7.8%
Amphenol Corporation Cl. A	16,900	767,091
Anixter International [1]	35,900	2,141,076
Arrow Electronics [1]	12,800	478,848
Avnet [1]	19,000	590,710
China High Precision Automation Group [6]	1,926,000	338,976
Chroma Ate	245,000	480,630
Cognex Corporation	63,400	2,269,086
	SHARES	VALUE
Information Technology (continued)
Electronic Equipment, Instruments & Components (continued)
Coherent [1]	58,200	$3,042,114
†FEI Company [1]	34,500	1,406,910
FLIR Systems	86,400	2,166,048
IPG Photonics [1]	66,714	2,259,603
Molex	31,900	761,134
MTS Systems	4,500	183,375
Multi-Fineline Electronix [1]	26,095	536,252
National Instruments	75,750	1,965,713
Rofin-Sinar Technologies [1]	51,100	1,167,635

		20,555,201

Internet Software & Services - 0.1%
ValueClick [1]	21,375	348,199

IT Services - 2.4%
†CSE Global	1,317,400	761,767
†Fiserv [1]	12,590	739,537
MAXIMUS	29,000	1,199,150
MoneyGram International [1]	117,500	2,085,625
Sapient Corporation	119,800	1,509,480

		6,295,559

Office Electronics - 0.1%
Zebra Technologies Cl. A [1]	6,200	221,836

Semiconductors & Semiconductor Equipment - 4.0%
Analog Devices	42,600	1,524,228
†ASM International	43,400	1,278,440
Cymer [1]	45,100	2,244,176
Diodes [1]	98,300	2,093,790
Fairchild Semiconductor International [1]	6,800	81,872
Integrated Silicon Solution [1]	60,800	555,712
International Rectifier [1]	10,084	195,831
Lam Research [1]	2,000	74,040
MKS Instruments	11,300	314,366
Teradyne [1]	163,000	2,221,690
†Veeco Instruments [1,2]	2,500	52,000

		10,636,145

Software - 1.6%
Actuate Corporation [1]	79,600	466,456
American Software Cl. A	38,330	362,218
ANSYS [1]	58,400	3,345,152

		4,173,826

Total (Cost $40,750,332)		46,909,215

Materials – 10.0%
Chemicals - 1.5%
†Airgas	9,800	765,184
Cabot Corporation	5,000	160,700
Fufeng Group	2,462,700	1,128,835
Intrepid Potash [1]	33,100	749,053
OM Group [1]	24,200	541,838
Victrex	40,000	680,835

		4,026,445

Containers & Packaging - 0.7%
Greif Cl. A	42,700	1,944,985

78 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Opportunity Fund

	SHARES	VALUE
Materials (continued)
Metals & Mining - 7.6%
Agnico-Eagle Mines	17,000	$617,440
Allegheny Technologies	19,100	912,980
†Allied Nevada Gold [1]	52,500	1,589,700
Compass Minerals International	15,000	1,032,750
†Endeavour Mining [1]	95,300	227,317
Fresnillo	58,000	1,375,430
Gold Fields ADR	74,400	1,134,600
Haynes International	6,100	333,060
Hochschild Mining	274,800	1,646,457
Horsehead Holding Corporation [1]	36,200	326,162
Major Drilling Group International	182,000	2,776,226
Medusa Mining	141,400	643,577
Nucor Corporation	61,300	2,425,641
Pan American Silver	33,300	726,273
Reliance Steel & Aluminum	11,680	568,699
Schnitzer Steel Industries Cl. A	32,700	1,382,556
Seabridge Gold [1]	88,700	1,428,957
Sims Metal Management ADR	68,900	885,365

		20,033,190

Paper & Forest Products - 0.2%
China Forestry Holdings [1,6]	1,462,500	277,752
†Stella-Jones	7,000	278,282

		556,034

Total (Cost $25,815,550)		26,560,654

Miscellaneous [5] – 4.8%
Total (Cost $13,415,091)		12,811,031

TOTAL COMMON STOCKS
(Cost $225,172,353)		254,301,154

REPURCHASE AGREEMENT – 6.8%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $18,030,020 (collateralized
by obligations of various U.S. Government
Agencies, 0.20% due 9/14/12, valued at
$18,485,000)
(Cost $18,030,000)		18,030,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $357,812)		357,812

TOTAL INVESTMENTS – 102.7%
(Cost $243,560,165)		272,688,966

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.7)%		(7,112,921)

NET ASSETS – 100.0%		$265,576,045

	SHARES	VALUE
COMMON STOCKS – 95.7%

Consumer Discretionary – 21.0%
Auto Components - 1.3%
Cooper Tire & Rubber	390,493	$5,470,807
Dana Holding Corporation [1]	495,436	6,019,547
Tower International [1]	454,500	4,881,330
Visteon Corporation [1]	109,266	5,456,744

		21,828,428

Automobiles - 0.1%
Winnebago Industries [1]	322,236	2,378,102

Hotels, Restaurants & Leisure - 2.5%
Einstein Noah Restaurant Group	270,752	4,283,297
Isle of Capri Casinos [1]	990,584	4,626,027
Jamba [1,2]	2,577,353	3,376,333
Kona Grill [1]	409,577	2,506,611
Krispy Kreme Doughnuts [1]	608,600	3,980,244
O’Charley’s [1,2]	827,620	4,543,634
Orient-Express Hotels Cl. A [1]	1,264,711	9,447,391
Red Robin Gourmet Burgers [1]	228,382	6,326,181
Ruby Tuesday [1]	285,700	1,971,330

		41,061,048

Household Durables - 3.2%
Comstock Homebuilding Cl. A [1,2,3]	1,290,590	1,342,213
Dixie Group [1,3]	819,019	2,416,106
Furniture Brands International [1]	1,886,425	2,320,303
Harman International Industries	148,700	5,656,548
La-Z-Boy [1]	1,149,841	13,683,108
M.D.C. Holdings	470,600	8,296,678
Standard Pacific [1,2]	1,295,000	4,118,100
Toll Brothers [1]	670,000	13,681,400

		51,514,456

Internet & Catalog Retail - 0.7%
dELiA*s [1,2,3]	1,721,584	1,756,016
Gaiam Cl. A [1]	790,614	2,561,589
1-800-FLOWERS.COM Cl. A [1]	855,927	1,883,039
†Vitacost.com [1,2]	706,602	4,395,065

		10,595,709

Leisure Equipment & Products - 0.8%
Callaway Golf	714,126	3,949,117
Steinway Musical Instruments [1]	356,952	8,938,078

		12,887,195

Media - 3.0%
Ballantyne Strong [1,2]	566,207	2,315,787
Belo Corporation Cl. A	737,554	4,646,590
Harris Interactive [1]	2,263,397	1,265,691
Interpublic Group of Companies	802,000	7,803,460
Journal Communications Cl. A [1]	521,679	2,295,388
Martha Stewart Living Omnimedia Cl. A	1,200,450	5,281,980
McClatchy Company (The) Cl. A [1,2]	1,646,100	3,934,179
Media General Cl. A [1,2]	906,755	3,690,493
Meredith Corporation	315,862	10,312,894
New York Times Cl. A [1,2]	900,200	6,958,546

		48,505,008

Multiline Retail - 0.8%
Dillard’s Cl. A	238,500	10,703,880

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 79

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Consumer Discretionary (continued)
Multiline Retail (continued)
Saks [1]	239,750	$2,337,563

		13,041,443

Specialty Retail - 5.8%
bebe stores	1,243,121	10,355,198
Brown Shoe	829,359	7,381,295
Coldwater Creek [1]	608,800	718,384
Collective Brands [1]	687,973	9,886,172
Conn’s [1,2]	528,407	5,865,318
Cost Plus [1,3]	1,393,623	13,587,824
Frederick’s of Hollywood Group [1]	571,228	205,642
Lithia Motors Cl. A	443,700	9,699,282
†Lumber Liquidators Holdings [1,2]	342,700	6,052,082
MarineMax [1,3]	1,415,750	9,230,690
Penske Automotive Group	407,200	7,838,600
Talbots (The) [1,2]	1,075,862	2,861,793
West Marine [1]	798,256	9,283,717
Wet Seal (The) Cl. A [1]	500,500	1,631,630

		94,597,627

Textiles, Apparel & Luxury Goods - 2.8%
Bernard Chaus [1,4]	1,055,236	89,695
Hanesbrands [1]	303,900	6,643,254
Liz Claiborne [1,2]	1,134,069	9,787,016
Quiksilver [1]	1,270,100	4,585,061
Skechers U.S.A. Cl. A [1]	502,200	6,086,664
The Jones Group	1,110,971	11,720,744
Unifi [1]	945,600	7,186,560

		46,098,994

Total (Cost $388,184,566)		342,508,010

Consumer Staples – 1.3%
Food & Staples Retailing - 0.9%
†SUPERVALU	1,254,400	10,185,728
†The Pantry [1,2]	385,850	4,618,625

		14,804,353

Household Products - 0.3%
Central Garden & Pet [1]	678,000	5,532,480

Personal Products - 0.1%
Physicians Formula Holdings [1]	297,801	952,963

Total (Cost $24,468,124)		21,289,796

Energy – 3.7%
Energy Equipment & Services - 1.2%
†Key Energy Services [1,2]	438,800	6,788,236
Matrix Service [1,2]	593,340	5,601,130
Newpark Resources [1]	457,277	4,344,131
Union Drilling [1]	501,014	3,126,327

		19,859,824

Oil, Gas & Consumable Fuels - 2.5%
Goodrich Petroleum [1,2]	564,400	7,749,212
McMoRan Exploration [1,2]	281,202	4,091,489
Overseas Shipholding Group	239,450	2,617,189
†Petroleum Development [1,2]	172,400	6,052,964
REX American Resources [1]	306,900	6,785,559
	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
StealthGas [1]	753,645	$2,909,070
Stone Energy [1,2]	203,435	5,366,615
Swift Energy [1]	151,600	4,505,552

		40,077,650

Total (Cost $62,744,566)		59,937,474

Financials – 10.2%
Capital Markets - 1.8%
Evercore Partners Cl. A	187,700	4,996,574
GFI Group	820,900	3,382,108
Harris & Harris Group [1]	633,502	2,191,917
Janus Capital Group	550,200	3,471,762
Piper Jaffray [1]	346,500	6,999,300
Stifel Financial [1]	276,100	8,849,005

		29,890,666

Commercial Banks - 2.6%
BancorpSouth	282,900	3,117,558
Boston Private Financial Holdings	1,180,846	9,375,917
Guaranty Bancorp [1]	811,284	1,192,588
Old National Bancorp	309,400	3,604,510
Peapack-Gladstone Financial	75,545	811,353
Sterling Bancorp	397,500	3,434,400
SVB Financial Group [1]	138,600	6,609,834
Texas Capital Bancshares [1]	117,800	3,605,858
Umpqua Holdings	517,600	6,413,064
Valley National Bancorp	299,799	3,708,514

		41,873,596

Diversified Financial Services - 0.1%
PHH Corporation [1]	227,406	2,433,244

Insurance - 3.3%
Argo Group International Holdings	159,800	4,627,808
Fidelity National Financial Cl. A	410,100	6,532,893
Hilltop Holdings [1]	239,100	2,020,395
Kemper Corporation	265,300	7,749,413
MBIA [1,2]	791,310	9,171,283
Navigators Group [1]	170,580	8,133,254
Old Republic International	812,600	7,532,802
Tower Group	385,369	7,772,893

		53,540,741

Real Estate Investment Trusts (REITs) - 1.3%
†LaSalle Hotel Properties	465,000	11,257,650
Mack-Cali Realty	334,550	8,929,139
RAIT Financial Trust	420,900	1,999,275

		22,186,064

Thrifts & Mortgage Finance - 1.1%
Berkshire Hills Bancorp	134,900	2,993,431
First Financial Holdings	101,500	906,395
†MGIC Investment [1,2]	1,457,785	5,437,538
Radian Group	1,165,300	2,726,802
Washington Federal	389,800	5,453,302

		17,517,468

Total (Cost $187,229,528)		167,441,779

80 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Health Care – 2.5%
Health Care Equipment & Supplies - 1.0%
Analogic Corporation	120,125	$6,885,565
AngioDynamics [1]	156,700	2,320,727
DGT Holdings [1]	97,641	1,072,098
Digirad Corporation [1]	212,226	415,963
Exactech [1]	285,836	4,707,719
Wright Medical Group [1,2]	68,476	1,129,854

		16,531,926

Health Care Providers & Services - 0.6%
Kindred Healthcare [1]	399,500	4,702,115
Select Medical Holdings [1]	586,600	4,974,368

		9,676,483

Life Sciences Tools & Services - 0.9%
Albany Molecular Research [1]	1,160,890	3,401,407
Cambrex Corporation [1]	1,462,754	10,502,574

		13,903,981

Total (Cost $42,064,307)		40,112,390

Industrials – 18.5%
Aerospace & Defense - 1.5%
GenCorp [1]	891,761	4,744,168
Hexcel Corporation [1]	401,247	9,714,190
Moog Cl. A [1]	224,191	9,848,711

		24,307,069

Air Freight & Logistics - 0.3%
Atlas Air Worldwide Holdings [1]
	116,700	4,484,781

Airlines - 0.2%

Republic Airways Holdings [1]	697,547	2,392,586

Building Products - 3.5%
American Woodmark	398,108	5,438,155
Apogee Enterprises	929,042	11,390,055
Insteel Industries	360,000	3,956,400
NCI Building Systems [1]	1,005,369	10,928,361
PGT [1,2]	1,167,015	1,283,717
Quanex Building Products	598,300	8,986,466
Trex Company [1,2]	572,440	13,114,600
U.S. Home Systems	290,400	1,931,160

		57,028,914

Commercial Services & Supplies - 1.0%
Interface Cl. A	495,200	5,714,608
TRC Companies [1,3]	1,644,680	9,884,527

		15,599,135

Construction & Engineering - 1.9%
Aegion Corporation Cl. A [1]	370,589	5,684,835
Furmanite Corporation [1]	1,058,880	6,681,533
iShares Dow Jones US Home Construction
Index Fund	579,400	6,883,272
MasTec [1,2]	177,508	3,083,314
Northwest Pipe [1]	405,735	9,275,102

		31,608,056

Electrical Equipment - 0.5%
†A123 Systems [1,2]	519,400	836,234
GrafTech International [1]	253,300	3,457,545
†Lime Energy [1,2]	622,540	1,979,677
	SHARES	VALUE
Industrials (continued)
Electrical Equipment (continued)
Magnetek [1]	138,141	$1,189,394

		7,462,850

Machinery - 6.1%
Albany International Cl. A	530,900	12,274,408
Barnes Group	316,349	7,627,174
CIRCOR International	219,702	7,757,678
Dynamic Materials	209,629	4,146,462
Federal Signal [1]	1,191,944	4,946,568
Flow International [1]	1,970,672	6,897,352
Hardinge	556,691	4,481,362
Hurco Companies [1]	190,895	4,008,795
Lydall [1]	837,000	7,943,130
Meritor [1]	765,763	4,073,859
Mueller Industries	206,300	7,926,046
Mueller Water Products Cl. A	1,429,875	3,488,895
NN [1]	514,701	3,088,206
Timken Company (The)	252,500	9,774,275
Trinity Industries	281,950	8,475,417
Wabash National [1]	421,600	3,305,344

		100,214,971

Marine - 0.4%
†Diana Containerships	229,534	1,234,893
Diana Shipping [1]	689,000	5,153,720

		6,388,613

Professional Services - 0.5%
CTPartners Executive Search [1]	266,600	1,415,646
Hudson Highland Group [1]	505,310	2,420,435
Korn/Ferry International [1]	290,100	4,949,106

		8,785,187

Road & Rail - 0.9%
Arkansas Best	492,800	9,496,256
Swift Transportation [1]	695,534	5,731,200

		15,227,456

Trading Companies & Distributors - 1.7%
Aceto Corporation	921,460	6,358,074
Kaman Corporation	315,831	8,628,503
SeaCube Container Leasing	223,950	3,316,700
United Rentals [1,2]	346,840	10,249,122

		28,552,399

Total (Cost $282,173,101)		302,052,017

Information Technology – 22.5%
Communications Equipment - 2.4%
Aviat Networks [1]	1,729,992	3,165,885
ClearOne Communications [1,3]	556,620	2,404,599
Dialogic [1,2]	503,283	603,940
Globecomm Systems [1]	108,427	1,483,281
Harmonic [1]	1,008,150	5,081,076
Loral Space & Communications [1]	98,880	6,415,334
Network Equipment Technologies [1,2,3]	1,972,468	2,288,063
†Oclaro [1,2]	667,300	1,881,786
Oplink Communications [1,2]	150,796	2,483,610
Opnext [1]	1,909,906	1,542,822
Symmetricom [1,2]	1,275,304	6,873,889

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 81

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Communications Equipment (continued)
UTStarcom Holdings [1]	2,713,502	$3,744,633
Westell Technologies Cl. A [1]	375,274	833,108

		38,802,026

Computers & Peripherals - 1.7%
Avid Technology [1,2]	668,333	5,700,880
Concurrent Computer [1]	323,757	1,227,039
Cray [1]	1,091,159	7,059,799
Dot Hill Systems [1]	1,801,371	2,395,823
Intermec [1]	1,144,750	7,852,985
Interphase Corporation [1]	308,304	1,393,534
Intevac [1,2]	370,494	2,741,656

		28,371,716

Electronic Equipment, Instruments & Components - 6.4%
Benchmark Electronics [1]	620,860	8,362,984
CTS Corporation	334,803	3,080,188
Evans & Sutherland Computer [1,3,4]	654,730	134,220
FEI Company [1]	223,175	9,101,076
Identive Group [1,2]	1,330,431	2,966,861
Ingram Micro Cl. A [1,2]	189,000	3,437,910
KEMET Corporation [1]	1,031,054	7,268,931
LeCroy Corporation [1]	535,536	4,503,858
Maxwell Technologies [1]	430,761	6,995,559
Mercury Computer Systems [1,2]	286,749	3,810,894
Newport Corporation [1,2]	473,587	6,445,519
Park Electrochemical	402,000	10,299,240
Planar Systems [1,2,3]	1,554,792	3,016,296
Sanmina-SCI Corporation [1,2]	1,151,365	10,719,208
SigmaTron International [1,3]	345,972	1,141,708
TTM Technologies [1]	554,700	6,079,512
Viasystems Group [1]	327,808	5,546,511
Vishay Intertechnology [1]	504,823	4,538,359
Zygo Corporation [1]	419,634	7,406,540

		104,855,374

Internet Software & Services - 2.3%
AOL [1,2]	424,016	6,402,642
Autobytel [1]	1,765,110	1,235,577
EarthLink	1,108,800	7,140,672
InfoSpace [1]	943,960	10,374,120
†QuinStreet [1,2]	160,711	1,504,255
Support.com [1]	866,585	1,949,816
ValueClick [1]	490,791	7,994,985
WebMediaBrands [1]	368,702	167,760

		36,769,827

IT Services - 0.2%
CIBER [1]	951,405	3,672,423

Semiconductors & Semiconductor Equipment - 7.7%
Advanced Energy Industries [1]	683,388	7,332,753
Alpha & Omega Semiconductor [1]	775,300	5,667,443
ANADIGICS [1]	2,019,514	4,422,736
ATMI [1]	443,100	8,875,293
AXT [1]	666,930	2,781,098
Brooks Automation	938,800	9,641,476
BTU International [1,3]	690,763	1,795,984
Cohu	262,700	2,981,645
	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Fairchild Semiconductor International [1]	510,120	$6,141,845
†FormFactor [1,2]	402,761	2,037,971
Integrated Silicon Solution [1]	290,775	2,657,683
International Rectifier [1]	363,802	7,065,035
Kulicke & Soffa Industries [1,2]	759,700	7,027,225
MEMC Electronic Materials [1]	1,372,300	5,406,862
†Mindspeed Technologies [1,2]	557,200	2,551,976
Nanometrics [1]	617,742	11,378,808
Novellus Systems [1]	32,501	1,341,966
Pericom Semiconductor [1]	1,112,329	8,464,824
PLX Technology [1]	1,330,512	3,818,569
Rudolph Technologies [1]	417,311	3,864,300
†SemiLEDs Corporation [1,2]	253,800	865,458
Spire Corporation [1,3]	505,783	313,585
Standard Microsystems [1,2]	350,500	9,032,385
SunPower Corporation Cl. B [1,2]	538,253	3,353,316
TriQuint Semiconductor [1,2]	573,300	2,791,971
Ultra Clean Holdings [1]	316,406	1,933,241
Vitesse Semiconductor [1,2]	802,493	1,998,208

		125,543,656

Software - 1.8%
Actuate Corporation [1]	777,183	4,554,292
Aspen Technology [1,2]	473,735	8,219,302
Bottomline Technologies [1]	304,400	7,052,948
Cinedigm Digital Cinema Cl. A [1,2]	1,498,336	2,067,704
Mentor Graphics [1]	504,600	6,842,376
Smith Micro Software [1]	913,392	1,032,133

		29,768,755

Total (Cost $432,146,616)		367,783,777

Materials – 11.0%
Chemicals - 5.9%
Chemtura Corporation [1]	527,950	5,986,953
Cytec Industries	135,063	6,030,563
Ferro Corporation [1]	1,292,895	6,322,256
H.B. Fuller Company	380,300	8,788,733
Koppers Holdings	124,692	4,284,417
Material Sciences [1,3]	560,160	4,570,906
Minerals Technologies	122,500	6,924,925
OM Group [1]	430,400	9,636,656
PolyOne Corporation	653,700	7,550,235
Quaker Chemical	285,867	11,117,368
Solutia [1]	620,000	10,713,600
Spartech Corporation [1,3]	1,597,940	7,558,256
Zoltek Companies [1]	881,850	6,719,697

		96,204,565

Construction Materials - 0.5%
Texas Industries [2]	272,477	8,386,842

Containers & Packaging - 0.4%
Boise	1,008,300	7,179,096

Metals & Mining - 3.5%
Carpenter Technology	169,381	8,719,734
Century Aluminum [1,2]	1,137,300	9,678,423
Commercial Metals	653,223	9,034,074

82 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Special Equity Fund

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Haynes International	162,211	$8,856,721
Kaiser Aluminum	260,000	11,928,800
RTI International Metals [1]	411,600	9,553,236

		57,770,988

Paper & Forest Products - 0.7%
Louisiana-Pacific Corporation [1]	1,352,200	10,912,254

Total (Cost $160,240,874)		180,453,745

Telecommunication Services – 0.7%
Diversified Telecommunication Services - 0.7%
General Communication Cl. A [1]	539,437	5,281,088
Iridium Communications [1,2]	885,946	6,830,644

Total (Cost $10,283,378)		12,111,732

Miscellaneous [5] – 4.3%
Total (Cost $76,955,530)		70,479,093

TOTAL COMMON STOCKS
(Cost $1,666,490,590)		1,564,169,813

PREFERRED STOCK – 0.1%
†Hovnanian Enterprises 7.25% Conv.
(Cost $5,740,614)	273,100	2,089,215

REPURCHASE AGREEMENT – 4.1%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $67,016,074 (collateralized
by obligations of various U.S. Government
Agencies, 0.20% due 9/14/12, valued at
$68,695,000)
(Cost $67,016,000)		67,016,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 4.9%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $80,526,336)		80,526,336

TOTAL INVESTMENTS – 104.8%
(Cost $1,819,773,540)		1,713,801,364

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.8)%		(78,199,066)

NET ASSETS – 100.0%		$1,635,602,298

	SHARES	VALUE
COMMON STOCKS – 91.2%

Consumer Discretionary – 21.6%
Auto Components - 2.1%
Dorman Products [1,3]	1,396,165	$51,560,373

Hotels, Restaurants & Leisure - 0.6%
Bowl America Cl. A [3]	342,575	4,282,188
Frisch’s Restaurants [3]	505,100	9,859,552

		14,141,740

Household Durables - 1.3%
CSS Industries [3]	974,100	19,404,072
Universal Electronics [1,3]	755,000	12,736,850

		32,140,922

Leisure Equipment & Products - 0.1%
Hasbro	50,000	1,594,500

Media - 2.6%
Meredith Corporation	1,911,000	62,394,150

Specialty Retail - 13.3%
American Eagle Outfitters	5,760,000	88,070,400
Bed Bath & Beyond [1]	1,382,500	80,143,525
Buckle (The)	522,500	21,354,575
†Children’s Place Retail Stores [1]	1,173,000	62,309,760
†Finish Line (The) Cl. A	2,390,550	46,101,757
PetSmart	485,000	24,875,650

		322,855,667

Textiles, Apparel & Luxury Goods - 1.6%
Deckers Outdoor [1]	23,000	1,738,110
Movado Group	1,227,100	22,296,407
Wolverine World Wide	451,500	16,091,460
		40,125,977

Total (Cost $422,213,457)		524,813,329

Consumer Staples – 7.7%
Beverages - 0.9%
National Beverage [1]	1,412,364	22,696,690

Food & Staples Retailing - 2.1%
Arden Group Cl. A [3]	182,543	16,430,695
Weis Markets	838,900	33,505,666

		49,936,361

Food Products - 4.7%
J&J Snack Foods	657,600	35,036,928
Lancaster Colony	1,155,000	80,087,700

		115,124,628

Total (Cost $141,107,989)		187,757,679

Health Care – 6.9%
Health Care Equipment & Supplies - 1.9%
Atrion Corporation [3]	158,000	37,956,340
Utah Medical Products [3]	321,331	8,675,937

		46,632,277

Health Care Providers & Services - 1.3%
Owens & Minor	695,883	19,338,589
Schein (Henry) [1]	164,800	10,618,064

		29,956,653

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 83

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE
Health Care (continued)
Life Sciences Tools & Services - 3.7%
Bio-Rad Laboratories Cl. A [1]	941,785	$90,449,031

Total (Cost $132,830,605)		167,037,961

Industrials – 22.6%
Aerospace & Defense - 2.4%
National Presto Industries [3]	612,000	57,283,200

Commercial Services & Supplies - 2.1%
UniFirst Corporation	886,600	50,305,684

Electrical Equipment - 8.7%
Hubbell Cl. B	1,217,600	81,408,736
Powell Industries [1]	511,500	15,999,720
Regal-Beloit	862,100	43,941,237
Thomas & Betts [1]	1,262,700	68,943,420

		210,293,113

Industrial Conglomerates - 1.1%
Standex International [3]	792,200	27,069,474

Machinery - 4.1%
Ampco-Pittsburgh [3]	979,650	18,946,431
Foster (L.B.) Company Cl. A [3]	926,600	26,213,514
Hurco Companies [1]	170,000	3,570,000
Kaydon Corporation	1,197,800	36,532,900
Met-Pro Corporation	194,668	1,759,799
Mueller Industries	253,820	9,751,764
Wabtec Corporation	46,500	3,252,675

		100,027,083

Professional Services - 0.6%
Towers Watson & Company Cl. A	240,000	14,383,200

Trading Companies & Distributors - 3.6%
Applied Industrial Technologies	1,627,973	57,255,810
Watsco	470,900	30,919,294

		88,175,104

Total (Cost $444,045,789)		547,536,858

Information Technology – 22.6%
Communications Equipment - 3.2%
Arris Group [1]	1,500,000	16,230,000
Plantronics	1,732,000	61,728,480

		77,958,480

Computers & Peripherals - 0.4%
Rimage Corporation [3]	807,000	9,078,750

Electronic Equipment, Instruments & Components - 10.3%
AVX Corporation	7,161,800	91,384,568
Littelfuse	1,032,650	44,383,297
Mesa Laboratories [3]	315,000	13,053,600
†Molex Cl. A	1,667,750	32,988,095
Park Electrochemical [3]	1,879,800	48,160,476
Vishay Intertechnology [1]	2,178,200	19,582,018

		249,552,054

IT Services - 4.8%
Computer Services [3,4]	929,517	26,258,855
NeuStar Cl. A [1]	1,724,300	58,919,331
	SHARES	VALUE
Information Technology (continued)
IT Services (continued)
Total System Services	1,567,600	$30,662,256

		115,840,442

Office Electronics - 0.6%
Zebra Technologies Cl. A [1]	410,500	14,687,690

Semiconductors & Semiconductor Equipment - 3.3%
Teradyne [1]	4,850,000	66,105,500
†Veeco Instruments [1,2]	680,000	14,144,000

		80,249,500

Total (Cost $537,130,537)		547,366,916

Materials – 9.8%
Chemicals - 6.1%
Hawkins [3]	877,400	32,340,964
†Minerals Technologies	507,500	28,688,975
Schulman (A.)	1,423,500	30,149,730
Stepan Company [3]	692,200	55,486,752

		146,666,421

Containers & Packaging - 0.8%
†Sonoco Products	607,800	20,033,088

Metals & Mining - 0.1%
Central Steel & Wire [4]	3,259	2,134,645

Paper & Forest Products - 2.8%
Clearwater Paper [1,3]	1,901,200	67,701,732

Total (Cost $209,522,927)		236,535,886

TOTAL COMMON STOCKS
(Cost $1,886,851,304)		2,211,048,629

REPURCHASE AGREEMENT – 8.9%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $215,907,240 (collateralized
by obligations of various U.S. Government
Agencies, 0.20%-4.25% due 9/14/12-9/30/12, valued
at $221,306,958)
(Cost $215,907,000)		215,907,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.4%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $9,821,028)		9,821,028

TOTAL INVESTMENTS – 100.5%
(Cost $2,112,579,332)		2,436,776,657

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.5)%		(11,132,329)

NET ASSETS – 100.0%		$2,425,644,328

84 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 98.7%

Consumer Discretionary – 18.1%
Automobiles - 1.6%
Thor Industries	901,540	$24,729,242

Hotels, Restaurants & Leisure - 0.2%
International Speedway Cl. A	114,625	2,905,744

Specialty Retail - 15.7%
American Eagle Outfitters	2,107,265	32,220,082
Ascena Retail Group [1]	1,500,105	44,583,121
Buckle (The)	1,053,746	43,066,599
GameStop Corporation Cl. A [1,2]	2,628,426	63,423,919
†GUESS?	729,132	21,742,716
Jos. A. Bank Clothiers [1]	883,158	43,062,784

		248,099,221

Textiles, Apparel & Luxury Goods - 0.6%
Steven Madden [1]	254,535	8,781,458

Total (Cost $255,854,690)		284,515,665

Consumer Staples – 1.3%
Food Products - 1.3%
Hormel Foods	677,288	19,837,766

Total (Cost $9,359,134)		19,837,766

Energy – 12.6%
Energy Equipment & Services - 9.6%
Helmerich & Payne	728,206	42,498,102
Rowan Companies [1]	663,229	20,115,735
Trican Well Service	1,925,500	33,170,577
Unit Corporation [1]	1,186,775	55,066,360

		150,850,774

Oil, Gas & Consumable Fuels - 3.0%
Cimarex Energy	123,692	7,656,535
Energen Corporation	808,191	40,409,550

		48,066,085

Total (Cost $174,813,756)		198,916,859

Financials – 19.1%
Capital Markets - 9.0%
†Affiliated Managers Group [1]	339,939	32,617,147
Ashmore Group	6,561,900	34,036,707
Federated Investors Cl. B	1,632,126	24,726,709
Knight Capital Group Cl. A [1]	2,358,532	27,877,848
Partners Group Holding	68,990	12,038,178
Value Partners Group	20,000,000	10,223,264

		141,519,853

Insurance - 10.1%
Allied World Assurance Company
Holdings	679,000	42,729,470
Alterra Capital Holdings	486,086	11,486,212
Arch Capital Group [1,2]	437,405	16,284,588
Aspen Insurance Holdings	566,120	15,002,180
PartnerRe	446,089	28,643,375
	SHARES	VALUE
Financials (continued)
Insurance (continued)
Reinsurance Group of America	883,599	$46,168,048

		160,313,873

Total (Cost $304,429,259)		301,833,726

Health Care – 4.8%
Health Care Providers & Services - 4.8%
Chemed Corporation	385,847	19,759,225
LHC Group [1]	641,212	8,226,750
Magellan Health Services [1]	234,135	11,582,658
MEDNAX [1]	508,591	36,623,638

Total (Cost $78,229,098)		76,192,271

Industrials – 8.6%
Building Products - 0.8%
Simpson Manufacturing	367,200	12,359,952

Construction & Engineering - 1.3%
Jacobs Engineering Group [1]	502,500	20,391,450

Electrical Equipment - 1.2%
GrafTech International [1]	1,420,125	19,384,706

Machinery - 3.7%
Gardner Denver	166,375	12,820,858
Kennametal	354,843	12,958,866
Lincoln Electric Holdings	435,870	17,051,235
Pfeiffer Vacuum Technology	169,089	14,798,198

		57,629,157

Marine - 0.5%
Kirby Corporation [1]	123,949	8,160,802

Trading Companies & Distributors - 1.1%
Applied Industrial Technologies	501,190	17,626,852

Total (Cost $109,186,645)		135,552,919

Information Technology – 14.7%
Communications Equipment - 1.3%
NETGEAR [1]	345,510	11,598,771
Plantronics	266,100	9,483,804

		21,082,575

Electronic Equipment, Instruments & Components - 1.2%
†Littelfuse	295,200	12,687,696
Rofin-Sinar Technologies [1]	269,348	6,154,602

		18,842,298

IT Services - 4.6%
ManTech International Cl. A	1,043,924	32,612,186
MAXIMUS	644,028	26,630,558
Total System Services	693,027	13,555,608

		72,798,352

Semiconductors & Semiconductor Equipment - 7.6%
Cabot Microelectronics [1]	323,609	15,290,525
Lam Research [1]	368,200	13,630,764
MKS Instruments	894,404	24,882,319
Teradyne [1]	3,628,527	49,456,823

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 85

Schedules of Investments

Royce Value Fund (continued)	Royce Value Plus Fund

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
†Veeco Instruments [1,2]	781,500	$16,255,200

		119,515,631

Total (Cost $248,142,129)		232,238,856

Materials – 18.3%
Chemicals - 3.4%
†LSB Industries [1]	631,413	17,698,506
Westlake Chemical	887,870	35,727,889

		53,426,395

Metals & Mining - 14.9%
Allied Nevada Gold [1]	1,283,000	38,849,240
Centamin [1]	7,221,600	9,315,864
Hochschild Mining	1,680,000	10,065,676
Major Drilling Group International	2,400,300	36,614,147
Pan American Silver	1,325,430	28,907,628
Reliance Steel & Aluminum	966,500	47,058,885
Schnitzer Steel Industries Cl. A	676,100	28,585,508
Seabridge Gold [1]	956,000	15,401,160
Silver Standard Resources [1]	1,181,101	16,322,816
Sims Metal Management ADR	310,908	3,995,168

		235,116,092

Total (Cost $315,715,104)		288,542,487

Miscellaneous [5] – 1.2%
Total (Cost $18,238,951)		19,331,287

TOTAL COMMON STOCKS
(Cost $1,513,968,766)		1,556,961,836

REPURCHASE AGREEMENT – 1.6%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $24,800,028 (collateralized
by obligations of various U.S. Government
Agencies, 0.255% due 7/20/12, valued at
$25,421,738)
(Cost $24,800,000)		24,800,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 2.6%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $41,338,561)		41,338,561

TOTAL INVESTMENTS – 102.9%
(Cost $1,580,107,327)		1,623,100,397

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.9)%		(46,146,152)

NET ASSETS – 100.0%		$1,576,954,245

	SHARES	VALUE
COMMON STOCKS – 97.3%

Consumer Discretionary – 8.3%
Hotels, Restaurants & Leisure - 1.0%
†Buffalo Wild Wings [1]	236,000	$15,932,360
Cosi [1,2,3]	4,975,812	3,507,948

		19,440,308

Multiline Retail - 1.0%
†Dollar Tree [1]	247,000	20,528,170

Specialty Retail - 2.4%
Casual Male Retail Group [1,3]	3,578,734	12,239,270
Jos. A. Bank Clothiers [1]	413,000	20,137,880
Tractor Supply	222,000	15,573,300

		47,950,450

Textiles, Apparel & Luxury Goods - 3.9%
Carter’s [1]	815,200	32,453,112
Coach	353,500	21,577,640
Gildan Activewear	1,333,342	25,053,496

		79,084,248

Total (Cost $160,844,275)		167,003,176

Consumer Staples – 3.5%
Food & Staples Retailing - 0.2%
United Natural Foods [1]	105,517	4,221,735

Food Products - 2.7%
Darling International [1]	2,388,262	31,740,002
Sanderson Farms	328,671	16,476,277
Snyders-Lance	290,000	6,525,000

		54,741,279

Personal Products - 0.6%
Inter Parfums	713,724	11,105,546

Total (Cost $56,698,338)		70,068,560

Energy – 7.3%
Energy Equipment & Services - 3.7%
†Helmerich & Payne	350,000	20,426,000
Pason Systems	1,351,000	15,913,620
Trican Well Service	1,004,800	17,309,683
Unit Corporation [1]	454,400	21,084,160

		74,733,463

Oil, Gas & Consumable Fuels - 3.6%
Energy Partners [1]	1,309,560	19,119,576
†Northern Oil and Gas [1,2]	50,000	1,199,000
Rex Energy [1,2]	1,165,709	17,205,865
SouthGobi Resources [1]	1,277,500	7,475,906
Sprott Resource [1]	1,515,000	5,903,854
†Whiting Petroleum [1]	432,000	20,170,080

		71,074,281

Total (Cost $152,752,055)		145,807,744

Financials – 11.5%
Capital Markets - 6.4%
†Affiliated Managers Group [1]	220,000	21,109,000
Ashmore Group	2,180,000	11,307,704

86 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Northern Trust	471,000	$18,679,860
Partners Group Holding	65,000	11,341,957
Raymond James Financial	707,000	21,888,720
Sprott	1,701,000	9,667,524
U.S. Global Investors Cl. A	500,000	3,015,000
Value Partners Group	18,128,500	9,266,622
†Waddell & Reed Financial Cl. A	856,000	21,203,120

		127,479,507

Commercial Banks - 2.9%
Associated Banc-Corp	1,045,000	11,672,650
Bancorp (The) [1]	1,060,370	7,666,475
Columbia Banking System	255,000	4,913,850
Enterprise Financial Services	599,800	8,877,040
Fifth Third Bancorp	852,800	10,847,616
Umpqua Holdings	1,162,300	14,400,897

		58,378,528

Diversified Financial Services - 0.8%
PICO Holdings [1]	737,222	15,172,029

Insurance - 0.4%
Brown & Brown	380,800	8,617,504

Thrifts & Mortgage Finance - 1.0%
Berkshire Hills Bancorp	901,700	20,008,723

Total (Cost $264,722,418)		229,656,291

Health Care – 4.3%
Biotechnology - 2.8%
†Cubist Pharmaceuticals [1]	300,000	11,886,000
Myriad Genetics [1]	1,648,400	34,517,496
Rigel Pharmaceuticals [1]	1,150,000	9,073,500

		55,476,996

Health Care Equipment & Supplies - 1.5%
Cerus Corporation [1,2,3]	2,884,500	8,076,600
Thoratec Corporation [1]	647,400	21,726,744

		29,803,344

Total (Cost $85,978,880)		85,280,340

Industrials – 18.0%
Building Products - 0.6%
Quanex Building Products	837,533	12,579,745

Commercial Services & Supplies - 1.2%
Ritchie Bros. Auctioneers	350,600	7,741,248
UniFirst Corporation	284,400	16,136,856

		23,878,104

Construction & Engineering - 2.0%
Dycom Industries [1]	389,000	8,137,880
†MYR Group [1]	915,000	17,513,100
†Quanta Services [1]	641,000	13,807,140

		39,458,120

Electrical Equipment - 3.2%
Acuity Brands	604,600	32,043,800
†Thomas & Betts [1]	592,562	32,353,885

		64,397,685

	SHARES	VALUE
Industrials (continued)
Industrial Conglomerates - 1.5%
†Carlisle Companies	699,900	$31,005,570

Machinery - 3.5%
†Chart Industries [1]	328,000	17,734,960
Kennametal	187,100	6,832,892
Tennant Company	267,502	10,397,803
Valmont Industries	387,000	35,135,730

		70,101,385

Professional Services - 1.8%
Robert Half International	1,240,800	35,313,168

Road & Rail - 2.1%
Celadon Group [3]	1,663,600	19,647,116
Knight Transportation	725,100	11,340,564
Werner Enterprises	464,000	11,182,400

		42,170,080

Trading Companies & Distributors - 2.1%
Grainger (W.W.)	116,600	21,826,354
Watsco	309,100	20,295,506

		42,121,860

Total (Cost $325,047,828)		361,025,717

Information Technology – 23.7%
Communications Equipment - 6.2%
ADTRAN	602,500	18,171,400
Digi International [1,3]	1,504,600	16,791,336
†EXFO [1]	1,577,500	9,338,800
Finisar Corporation [1]	799,000	13,379,255
Harmonic [1]	1,652,300	8,327,592
Infinera Corporation [1,2]	693,833	4,357,271
NETGEAR [1]	593,820	19,934,538
Oplink Communications [1,3]	1,395,012	22,975,848
Polycom [1]	668,000	10,888,400

		124,164,440

Computers & Peripherals - 1.1%
SanDisk Corporation [1]	423,000	20,815,830

Electronic Equipment, Instruments & Components - 5.6%
FARO Technologies [1]	448,144	20,614,624
GSI Group [1]	1,436,196	14,692,285
IPG Photonics [1]	566,732	19,195,213
Littelfuse	186,744	8,026,257
Mercury Computer Systems [1,3]	2,218,749	29,487,174
Rogers Corporation [1]	526,143	19,393,631

		111,409,184

Internet Software & Services - 2.3%
†Bankrate [1,2]	929,427	19,982,681
Liquidity Services [1]	720,736	26,595,158

		46,577,839

IT Services - 1.1%
†ExlService Holdings [1]	715,000	15,994,550
Total System Services	332,000	6,493,920

		22,488,470

Semiconductors & Semiconductor Equipment - 7.4%
†Analog Devices	409,000	14,634,020
International Rectifier [1]	1,442,048	28,004,572

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 87

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
Lattice Semiconductor [1]	3,454,700	$20,520,918
LSI Corporation [1]	5,632,000	33,510,400
Micrel	2,099,610	21,227,057
†Teradyne [1]	2,228,000	30,367,640

		148,264,607

Total (Cost $441,647,570)		473,720,370

Materials – 15.6%
Chemicals - 3.3%
†Calgon Carbon [1]	909,000	14,280,390
Intrepid Potash [1]	650,000	14,709,500
†LSB Industries [1]	759,900	21,299,997
†Westlake Chemical	379,091	15,254,622

		65,544,509

Metals & Mining - 12.3%
Alamos Gold	1,906,600	32,844,987
Allied Nevada Gold [1]	993,400	30,080,152
Centamin [1]	3,150,000	4,063,500
Detour Gold [1]	521,000	12,861,988
†Globe Specialty Metals	1,193,300	15,978,287
Hochschild Mining	1,615,000	9,676,231
Horsehead Holding Corporation [1]	1,701,353	15,329,190
†Major Drilling Group International	626,000	9,548,996
Pan American Silver	600,000	13,086,000
Pretium Resources [1]	1,509,600	18,537,517
Reliance Steel & Aluminum	484,100	23,570,829
Silver Standard Resources [1]	1,023,900	14,150,298
Talison Lithium [1]	2,896,000	9,665,178
†US Gold [1]	1,400,000	4,704,000
Worthington Industries	1,924,600	31,524,948

		245,622,101

Total (Cost $333,317,416)		311,166,610

Telecommunication Services – 0.6%
Diversified Telecommunication Services - 0.6%
†AboveNet [1]	183,000	11,896,830

Total (Cost $10,189,650)		11,896,830

Miscellaneous [5] – 4.5%
Total (Cost $106,337,641)		89,670,070

TOTAL COMMON STOCKS
(Cost $1,937,536,071)		1,945,295,708

REPURCHASE AGREEMENT – 3.2%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $64,759,072 (collateralized
by obligations of various U.S. Government
Agencies, 0.20% due 9/14/12, valued at
$66,380,000)
(Cost $64,759,000)		64,759,000

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 1.1%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $21,127,418)	$21,127,418

TOTAL INVESTMENTS – 101.6%
(Cost $2,023,422,489)	2,031,182,126

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.6)%	(31,885,923)

NET ASSETS – 100.0%	$1,999,296,203

88 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce 100 Fund

	SHARES	VALUE
COMMON STOCKS – 98.6%

Consumer Discretionary – 12.5%
Auto Components - 1.1%
Drew Industries [1]	174,956	$4,291,671

Household Durables - 4.8%
Ethan Allen Interiors	164,100	3,890,811
†Harman International Industries	109,100	4,150,164
Mohawk Industries [1]	89,715	5,369,443
NVR [1]	7,200	4,939,200

		18,349,618

Media - 1.9%
DreamWorks Animation SKG Cl. A [1,2]	199,000	3,302,405
Morningstar	61,872	3,678,290

		6,980,695

Specialty Retail - 0.9%
Ascena Retail Group [1]	118,500	3,521,820

Textiles, Apparel & Luxury Goods - 3.8%
Carter’s [1]	124,000	4,936,440
Columbia Sportswear	76,700	3,570,385
Warnaco Group (The) [1]	121,000	6,054,840

		14,561,665

Total (Cost $41,769,920)		47,705,469

Consumer Staples – 1.1%
Food Products - 1.1%
Sanderson Farms	84,700	4,246,011

Total (Cost $3,391,993)		4,246,011

Energy – 9.3%
Energy Equipment & Services - 9.3%
Ensign Energy Services	201,500	3,214,110
Helmerich & Payne	121,425	7,086,363
Oil States International [1]	82,000	6,262,340
Pason Systems	270,300	3,183,902
SEACOR Holdings [1]	41,500	3,691,840
ShawCor Cl. A	166,900	4,731,359
Trican Well Service	237,200	4,086,243
Unit Corporation [1]	73,200	3,396,480

Total (Cost $24,378,111)		35,652,637

Financials – 8.5%
Capital Markets - 7.4%
Affiliated Managers Group [1]	46,997	4,509,362
AllianceBernstein Holding L.P.	202,639	2,650,518
Cowen Group Cl. A [1]	937,878	2,429,104
Federated Investors Cl. B	231,700	3,510,255
Knight Capital Group Cl. A [1]	294,300	3,478,626
Lazard Cl. A	170,800	4,459,588
SEI Investments	249,000	4,320,150
Waddell & Reed Financial Cl. A	115,900	2,870,843

		28,228,446

	SHARES	VALUE
Financials (continued)
Diversified Financial Services - 1.1%
Interactive Brokers Group Cl. A	288,200	$4,305,708

Total (Cost $40,572,935)		32,534,154

Health Care – 2.1%
Life Sciences Tools & Services - 2.1%
ICON ADR [1]	239,400	4,096,134
PerkinElmer	197,900	3,958,000

Total (Cost $9,184,242)		8,054,134

Industrials – 29.5%
Aerospace & Defense - 1.4%
HEICO Corporation Cl. A	136,312	5,363,877

Air Freight & Logistics - 2.1%
Forward Air	158,800	5,089,540
UTi Worldwide	223,900	2,975,631

		8,065,171

Building Products - 0.8%
Simpson Manufacturing	95,500	3,214,530

Commercial Services & Supplies - 1.8%
Brink’s Company (The)	169,615	4,559,251
Cintas Corporation	70,300	2,447,143

		7,006,394

Construction & Engineering - 3.9%
EMCOR Group	212,300	5,691,763
Jacobs Engineering Group [1]	105,000	4,260,900
KBR	174,500	4,863,315

		14,815,978

Electrical Equipment - 3.3%
AZZ	113,400	5,152,896
GrafTech International [1]	301,100	4,110,015
Regal-Beloit	62,500	3,185,625

		12,448,536

Machinery - 6.7%
Gardner Denver	35,300	2,720,218
Kaydon Corporation	134,500	4,102,250
Kennametal	161,900	5,912,588
Lincoln Electric Holdings	60,000	2,347,200
Valmont Industries	67,600	6,137,404
Wabtec Corporation	61,700	4,315,915

		25,535,575

Marine - 1.0%
Kirby Corporation [1]	56,500	3,719,960

Professional Services - 4.3%
Advisory Board (The) [1]	44,541	3,305,388
CRA International [1]	152,313	3,021,890
ManpowerGroup	95,266	3,405,759
Verisk Analytics Cl. A [1]	165,100	6,625,463

		16,358,500

Road & Rail - 1.9%
Arkansas Best	227,100	4,376,217
Landstar System	60,100	2,879,992

		7,256,209

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 89

Schedules of Investments

Royce 100 Fund (continued)

	SHARES	VALUE
Industrials (continued)
Trading Companies & Distributors - 2.3%
Applied Industrial Technologies	111,300	$3,914,421
MSC Industrial Direct Cl. A	65,500	4,686,525

		8,600,946

Total (Cost $91,934,066)		112,385,676

Information Technology – 21.3%
Communications Equipment - 1.2%
ADTRAN	155,800	4,698,928

Computers & Peripherals - 0.7%
Diebold	90,500	2,721,335

Electronic Equipment, Instruments & Components - 11.2%
Coherent [1]	108,700	5,681,749
Dolby Laboratories Cl. A [1]	121,000	3,691,710
DTS [1]	150,600	4,102,344
FARO Technologies [1]	140,387	6,457,802
†FEI Company [1]	127,300	5,191,294
FLIR Systems	143,900	3,607,573
National Instruments	193,200	5,013,540
Plexus Corporation [1]	113,400	3,104,892
Rofin-Sinar Technologies [1]	264,500	6,043,825

		42,894,729

IT Services - 2.0%
Sapient Corporation	357,900	4,509,540
Total System Services	163,800	3,203,928

		7,713,468

Semiconductors & Semiconductor Equipment - 4.3%
Cabot Microelectronics [1]	116,700	5,514,075
Cymer [1]	117,500	5,846,800
Diodes [1]	125,000	2,662,500
International Rectifier [1]	123,000	2,388,660

		16,412,035

Software - 1.9%
ANSYS [1]	84,400	4,834,432
Blackbaud	78,900	2,185,530

		7,019,962

Total (Cost $68,056,966)		81,460,457

Materials – 9.5%
Chemicals - 1.1%
Intrepid Potash [1]	177,000	4,005,510

Containers & Packaging - 1.1%
Greif Cl. A	95,300	4,340,915

Metals & Mining - 7.3%
Cliffs Natural Resources	42,300	2,637,405
Fresnillo	156,500	3,711,290
Major Drilling Group International	340,500	5,193,983
Reliance Steel & Aluminum	135,400	6,592,626
Schnitzer Steel Industries Cl. A	57,600	2,435,328
Sims Metal Management ADR	361,617	4,646,778
	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Steel Dynamics	208,500	$2,741,775

		27,959,185

Total (Cost $32,595,407)		36,305,610

Miscellaneous [5] – 4.8%
Total (Cost $19,605,988)		18,238,232

TOTAL COMMON STOCKS
(Cost $331,489,628)		376,582,380

REPURCHASE AGREEMENT – 1.5%
Fixed Income Clearing Corporation, 0.01% dated 12/30/11, due 1/3/12, maturity value $5,854,007 (collateralized by obligations of various U.S. Government Agencies, 0.20%-0.22% due 8/22/12-8/28/12, valued at $6,000,669) (Cost $5,854,000)		5,854,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.9%
Money Market Funds
Federated Government Obligations Fund
(7 day yield-0.0098%)
(Cost $3,269,270)		3,269,270

TOTAL INVESTMENTS – 101.0%
(Cost $340,612,898)		385,705,650
LIABILITIES LESS CASH AND OTHER ASSETS – (1.0)%		(3,952,812)

NET ASSETS – 100.0%		$381,752,838

90 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Discovery Fund

	SHARES	VALUE
COMMON STOCKS – 94.7%

Consumer Discretionary – 20.2%
Auto Components - 3.6%
Drew Industries [1]	3,300	$80,949
Standard Motor Products	2,500	50,125

		131,074

Distributors - 0.3%
VOXX International Cl. A [1]	1,260	10,647

Diversified Consumer Services - 3.2%
†Capella Education [1]	1,100	39,655
Lincoln Educational Services	5,100	40,290
†Universal Technical Institute [1]	2,900	37,062

		117,007

Hotels, Restaurants & Leisure - 0.9%
Papa John’s International [1]	900	33,912

Household Durables - 1.1%
Universal Electronics [1]	2,300	38,801

Internet & Catalog Retail - 0.5%
NutriSystem	1,500	19,395

Leisure Equipment & Products - 2.8%
Arctic Cat [1]	1,600	36,080
JAKKS Pacific	1,800	25,398
Sturm, Ruger & Co.	1,200	40,152

		101,630

Media - 1.2%
†Scholastic Corporation	1,400	41,958

Specialty Retail - 4.4%
Kirkland’s [1]	2,400	31,920
Shoe Carnival [1]	1,400	35,980
Stein Mart [1]	2,200	14,982
Systemax [1]	3,000	49,230
Wet Seal (The) Cl. A [1]	7,800	25,428

		157,540

Textiles, Apparel & Luxury Goods - 2.2%
Barry (R.G.)	2,200	26,576
†G-III Apparel Group [1]	2,200	54,802

		81,378

Total (Cost $687,696)		733,342

Consumer Staples – 1.9%
Food & Staples Retailing - 1.4%
†Arden Group Cl. A	250	22,503
Village Super Market Cl. A	1,000	28,450

		50,953

Personal Products - 0.5%
Schiff Nutrition International Cl. A [1]	1,600	17,120

Total (Cost $59,667)		68,073

Energy – 6.6%
Energy Equipment & Services - 2.0%
†Geodrill [1]	13,800	31,156
Matrix Service [1]	4,500	42,480

		73,636

	SHARES	VALUE
Energy (continued)
Oil, Gas & Consumable Fuels - 4.6%
PetroQuest Energy [1]	8,800	$58,080
TransGlobe Energy [1]	3,300	26,070
VAALCO Energy [1]	6,200	37,448
†Warren Resources [1]	14,000	45,640

		167,238

Total (Cost $246,744)		240,874

Financials – 2.5%
Capital Markets - 1.0%
†INTL FCStone [1]	1,500	35,355

Consumer Finance - 0.7%
†Advance America Cash Advance Centers	3,000	26,850

Insurance - 0.8%
†Infinity Property & Casualty	500	28,370

Total (Cost $81,841)		90,575

Health Care – 9.0%
Biotechnology - 0.8%
SciClone Pharmaceuticals [1]	6,700	28,743

Health Care Equipment & Supplies - 3.5%
Atrion Corporation	200	48,046
ICU Medical [1]	700	31,500
Kensey Nash [1]	1,267	24,314
Symmetry Medical [1]	3,000	23,970

		127,830

Health Care Providers & Services - 2.1%
Almost Family [1]	1,100	18,238
Metropolitan Health Networks [1]	7,648	57,130

		75,368

Pharmaceuticals - 2.6%
Hi-Tech Pharmacal [1]	1,600	62,224
†Obagi Medical Products [1]	3,200	32,512

		94,736

Total (Cost $257,733)		326,677

Industrials – 13.7%
Aerospace & Defense - 0.4%
Ducommun	1,200	15,300

Commercial Services & Supplies - 0.6%
Intersections	1,800	19,962

Construction & Engineering - 2.7%
Baker (Michael) [1]	700	13,727
Comfort Systems USA	3,200	34,304
†MYR Group [1]	1,700	32,538
Sterling Construction [1]	1,600	17,232

		97,801

Electrical Equipment - 4.4%
AZZ	800	36,352
Fushi Copperweld [1]	5,300	39,856
†Global Power Equipment Group [1]	1,200	28,500
Powell Industries [1]	600	18,768
Preformed Line Products	600	35,796

		159,272

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 91

Schedules of Investments

Royce Discovery Fund (continued)

	SHARES	VALUE
Industrials (continued)
Machinery - 2.9%
Foster (L.B.) Company Cl. A	1,000	$28,290
Graham Corporation	1,900	42,636
Miller Industries	2,200	34,606

		105,532

Professional Services - 2.7%
GP Strategies [1]	3,600	48,528
ICF International [1]	900	22,302
VSE Corporation	1,100	26,708

		97,538

Total (Cost $543,321)		495,405

Information Technology – 26.7%
Communications Equipment - 3.2%
Bel Fuse Cl. B	1,000	18,750
Communications Systems	1,700	23,902
†Oplink Communications [1]	2,200	36,234
†Westell Technologies Cl. A [1]	16,100	35,742

		114,628

Computers & Peripherals - 4.2%
Rimage Corporation	1,700	19,125
†STEC [1]	3,000	25,770
Super Micro Computer [1]	3,100	48,608
Xyratex	4,300	57,276

		150,779

Electronic Equipment, Instruments & Components - 5.4%
DDi Corporation	4,500	41,985
†Electro Scientific Industries [1]	2,800	40,544
Image Sensing Systems [1]	3,237	21,089
†KEMET Corporation [1]	5,500	38,775
Multi-Fineline Electronix [1]	2,000	41,100
RadiSys Corporation [1]	2,600	13,156

		196,649

Internet Software & Services - 1.3%
InfoSpace [1]	2,700	29,673
United Online	3,300	17,952

		47,625

IT Services - 2.3%
Dynamics Research [1]	4,500	51,030
†TeleTech Holdings [1]	2,100	34,020

		85,050

Semiconductors & Semiconductor Equipment - 6.6%
†Amtech Systems [1]	1,700	14,467
Brooks Automation	3,700	37,999
†Cohu	3,600	40,860
Integrated Silicon Solution [1]	7,000	63,980
†Kulicke & Soffa Industries [1]	4,400	40,700
†Rudolph Technologies [1]	4,500	41,670

		239,676

Software - 3.7%
Actuate Corporation [1]	5,900	34,574
ePlus [1]	1,500	42,420
Manhattan Associates [1]	800	32,384
	SHARES	VALUE
Information Technology (continued)
Software (continued)
†Net 1 UEPS Technologies [1]	3,100	$23,777

		133,155

Total (Cost $1,016,210)		967,562

Materials – 9.6%
Chemicals - 1.1%
Stepan Company	500	40,080

Metals & Mining - 7.4%
†Aurizon Mines [1]	6,600	32,538
†Endeavour Silver [1]	3,900	37,869
†Horsehead Holding Corporation [1]	4,612	41,554
Materion Corporation [1]	1,600	38,848
Richmont Mines [1]	6,000	64,560
Universal Stainless & Alloy Products [1]	1,400	52,304

		267,673

Paper & Forest Products - 1.1%
KapStone Paper and Packaging [1]	2,500	39,350

Total (Cost $277,879)		347,103

Miscellaneous [5] – 4.5%
Total (Cost $200,958)		161,337

TOTAL COMMON STOCKS
(Cost $3,372,049)		3,430,948

REPURCHASE AGREEMENT – 5.8%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $209,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.20% due 9/14/12, valued at $215,000)
(Cost $209,000)		209,000

TOTAL INVESTMENTS – 100.5%
(Cost $3,581,049)		3,639,948
LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(19,186)

NET ASSETS – 100.0%		$3,620,762

92 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 99.6%

Capital Markets - 59.4%
Affiliated Managers Group [1]	1,900	$182,305
AGF Management Cl. B	9,600	149,077
AllianceBernstein Holding L.P.	21,100	275,988
†Apollo Global Management Cl. A	22,000	273,020
Artio Global Investors Cl. A	25,000	122,000
Ashmore Group	85,000	440,897
Bank Sarasin & Co. Cl. B	3,085	90,156
Banque Privee Edmond de Rothschild	3	76,653
Cohen & Steers	8,900	257,210
†Coronation Fund Managers	62,000	174,344
Cowen Group Cl. A [1]	60,000	155,400
†Diamond Hill Investment Group	2,500	184,950
Edelman Financial Group (The)	18,200	119,574
Egyptian Financial Group-Hermes Holding [1]	31,875	52,854
Federated Investors Cl. B	11,900	180,285
GAMCO Investors Cl. A	3,300	143,517
GFI Group	10,300	42,436
Gleacher & Company [1]	14,000	23,520
GMP Capital	6,000	41,698
Invesco	20,200	405,818
Investec	8,500	44,750
IOOF Holdings	11,528	60,369
Janus Capital Group	10,700	67,517
Jefferies Group	13,500	185,625
Jupiter Fund Management	82,000	276,468
KBW	4,500	68,310
KKR & Co. L.P.	16,000	205,280
Lazard Cl. A	7,000	182,770
†Manning & Napier [1]	17,800	222,322
MVC Capital	3,800	44,042
Northern Trust	8,400	333,144
Och-Ziff Capital Management Group LLC Cl. A	9,000	75,690
Oppenheimer Holdings Cl. A	9,300	149,730
Partners Group Holding	1,000	174,492
Raymond James Financial	5,100	157,896
Reinet Investments [1]	5,500	97,771
Samsung Securities	1,791	76,801
SEI Investments	14,100	244,635
SHUAA Capital [1]	580,000	86,846
Sprott	48,900	277,920
Stifel Financial [1]	7,338	235,183
T. Rowe Price Group	4,400	250,580
Tokai Tokyo Financial Holdings	9,400	25,524
U.S. Global Investors Cl. A	19,700	118,791
UOB-Kay Hian Holdings	95,000	112,428
Value Partners Group	430,000	219,800
Virtus Investment Partners [1]	4,100	311,641
Vontobel Holding	3,000	67,071
VZ Holding	2,600	267,114
Waddell & Reed Financial Cl. A	5,900	146,143
Westwood Holdings Group	5,300	193,715

Total (Cost $9,042,649)		8,372,070

	SHARES	VALUE

Commercial Banks - 5.5%
BOK Financial	5,600	$307,608
†CapitalSource	24,000	160,800
Fauquier Bankshares	2,400	26,040
First Republic Bank [1]	8,400	257,124
Peapack-Gladstone Financial	2,835	30,448

Total (Cost $757,969)		782,020

Consumer Finance - 2.2%
Credit Acceptance [1]	1,066	87,710
World Acceptance [1]	3,000	220,500

Total (Cost $146,038)		308,210

Diversified Financial Services - 5.1%
Bolsas y Mercados Espanoles	4,000	107,682
Hellenic Exchanges	10,500	39,274
Interactive Brokers Group Cl. A	12,600	188,244
MSCI Cl. A [1]	2,800	92,204
RHJ International [1]	10,000	45,428
Singapore Exchange	25,000	118,153
†Warsaw Stock Exchange	12,000	122,580

Total (Cost $889,229)		713,565

Insurance - 13.4%
Alleghany Corporation [1]	800	228,232
Brown & Brown	2,600	58,838
E-L Financial	400	133,497
†First American Financial	10,000	126,700
Greenlight Capital Re Cl. A [1]	9,000	213,030
Hilltop Holdings [1]	5,200	43,940
Marsh & McLennan	9,300	294,066
†Platinum Underwriters Holdings	5,500	187,605
Primerica	6,400	148,736
RLI	1,100	80,146
†State Auto Financial	11,000	149,490
Validus Holdings	2,300	72,450
Willis Group Holdings	4,000	155,200

Total (Cost $1,784,536)		1,891,930

IT Services - 1.8%
MasterCard Cl. A	700	260,974

Total (Cost $123,957)		260,974

Media - 1.9%
Morningstar	4,600	273,470

Total (Cost $181,190)		273,470

Professional Services - 2.3%
†Verisk Analytics Cl. A [1]	8,000	321,040

Total (Cost $253,293)		321,040

Real Estate Management & Development - 1.7%
Kennedy-Wilson Holdings	22,676	239,912

Total (Cost $214,644)		239,912

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 93

Schedules of Investments

Royce Financial Services Fund (continued)	Royce Dividend Value Fund

	SHARES	VALUE

Software - 1.9%
Fair Isaac	7,400	$265,216

Total (Cost $153,499)		265,216

Trading Companies & Distributors - 2.3%
†Air Lease Cl. A [1]	13,500	320,085

Total (Cost $311,568)		320,085

Miscellaneous [5] - 2.1%
Total (Cost $472,393)		294,021

TOTAL COMMON STOCKS
(Cost $14,330,965)		14,042,513

REPURCHASE AGREEMENT – 1.0%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $141,000 (collateralized
by obligations of various U.S. Government
Agencies, 4.25% due 9/30/12, valued at $145,748)
(Cost $141,000)		141,000

TOTAL INVESTMENTS – 100.6%
(Cost $14,471,965)		14,183,513
LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%		(87,960)

NET ASSETS – 100.0%		$14,095,553

	SHARES	VALUE
COMMON STOCKS – 98.4%

Consumer Discretionary – 9.6%
Auto Components - 0.1%
Tianneng Power International	324,000	$145,175
Xinyi Glass Holdings	130,000	74,486

		219,661

Automobiles - 0.0%
Thor Industries	4,000	109,720

Distributors - 0.1%
Weyco Group	11,600	284,780

Diversified Consumer Services - 0.8%
Benesse Holdings	4,000	193,582
Regis Corporation	127,800	2,115,090

		2,308,672

Hotels, Restaurants & Leisure - 0.1%
Abu Dhabi National Hotels	642,000	384,520

Household Durables - 1.7%
Ethan Allen Interiors	49,000	1,161,790
Hanssem	34,300	605,907
Harman International Industries	57,400	2,183,496
Hunter Douglas	24,000	901,420

		4,852,613

Internet & Catalog Retail - 0.2%
Manutan International	2,100	91,866
PetMed Express	56,000	581,280

		673,146

Media - 0.5%
Pico Far East Holdings	1,278,000	228,726
Value Line	59,487	611,526
World Wrestling Entertainment Cl. A	67,486	628,969

		1,469,221

Specialty Retail - 5.5%
American Eagle Outfitters	167,100	2,554,959
Ascena Retail Group [1]	117,342	3,487,404
Buckle (The)	73,210	2,992,093
Cato Corporation (The) Cl. A	23,710	573,782
Fielmann	3,200	304,159
†GameStop Corporation Cl. A [1]	118,000	2,847,340
GUESS?	77,700	2,317,014
Le Chateau Cl. A	10,000	16,197
Lewis Group	41,000	407,077
Williams-Sonoma	5,100	196,350

		15,696,375

Textiles, Apparel & Luxury Goods - 0.6%
Marimekko	22,500	287,712
Stella International Holdings	314,000	682,450
Wolverine World Wide	18,712	666,896
		1,637,058

Total (Cost $28,589,583)		27,635,766

Consumer Staples – 3.1%
Beverages - 0.1%
Thai Beverage	740,000	139,779

94 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Consumer Staples (continued)
Food & Staples Retailing - 0.6%
Village Super Market Cl. A	58,569	$1,666,288

Food Products - 1.1%
China Green (Holdings)	168,000	44,344
Hormel Foods	7,976	233,617
Industrias Bachoco ADR	6,100	116,327
J&J Snack Foods	23,216	1,236,948
Lancaster Colony	15,600	1,081,704
Lindt & Spruengli	4	133,674
Sanderson Farms	1,300	65,169
Super Group	346,000	350,788

		3,262,571

Personal Products - 1.3%
Inter Parfums	32,419	504,440
Nu Skin Enterprises Cl. A	66,272	3,218,831

		3,723,271

Total (Cost $7,453,030)		8,791,909

Energy – 4.7%
Energy Equipment & Services - 3.2%
Ensco ADR	44,600	2,092,632
Ensign Energy Services	25,300	403,558
Exterran Partners L.P.	6,404	129,040
Helmerich & Payne	68,000	3,968,480
Lamprell	92,300	385,160
Lufkin Industries	7,400	498,094
Oil States International [1]	7,000	534,590
TGS-NOPEC Geophysical	18,500	409,850
Tidewater	12,600	621,180

		9,042,584

Oil, Gas & Consumable Fuels - 1.5%
Cimarex Energy	2,600	160,940
Energen Corporation	53,300	2,665,000
Golar LNG	10,700	475,615
Natural Resource Partners L.P.	37,500	1,016,625

		4,318,180

Total (Cost $11,354,815)		13,360,764

Financials – 31.6%
Capital Markets - 14.9%
Affiliated Managers Group [1]	19,800	1,899,810
AGF Management Cl. B	23,900	371,139
AllianceBernstein Holding L.P.	122,600	1,603,608
†Apollo Global Management Cl. A	179,800	2,231,318
Apollo Investment	7,300	47,012
Artio Global Investors Cl. A	198,000	966,240
Ashmore Group	406,000	2,105,930
Banca Generali	4,200	39,138
Bank Sarasin & Co. Cl. B	27,600	806,580
Close Brothers Group	18,000	173,175
Cohen & Steers	44,200	1,277,380
Edelman Financial Group (The)	189,000	1,241,730
Egyptian Financial Group-Hermes Holding [1]	132,500	219,707
Epoch Holding Corporation	51,800	1,151,514
	SHARES	VALUE
Financials (continued)
Capital Markets (continued)
Federated Investors Cl. B	205,700	$3,116,355
Fortress Investment Group Cl. A [1]	50,000	169,000
Gluskin Sheff + Associates	9,200	134,647
GMP Capital	6,500	45,173
Invesco	95,200	1,912,568
Investec	52,200	274,816
Jefferies Group	135,000	1,856,250
Jupiter Fund Management	500,000	1,685,782
KKR & Co. L.P.	179,700	2,305,551
Lazard Cl. A	86,700	2,263,737
†Manning & Napier [1]	347,500	4,340,275
Och-Ziff Capital Management Group LLC Cl. A	108,100	909,121
Partners Group Holding	500	87,246
Raymond James Financial	7,800	241,488
SEI Investments	125,600	2,179,160
Sprott	200,000	1,136,687
T. Rowe Price Group	42,000	2,391,900
U.S. Global Investors Cl. A	84,000	506,520
Value Partners Group	1,225,000	626,175
VZ Holding	1,000	102,736
Waddell & Reed Financial Cl. A	37,600	931,352
Westwood Holdings Group	41,173	1,504,873

		42,855,693

Commercial Banks - 2.2%
Bank of Hawaii	55,900	2,486,991
Bank of N.T. Butterfield & Son [1]	350	403
BOK Financial	21,900	1,202,967
City Holding Company	49,505	1,677,724
Fauquier Bankshares	4,400	47,740
First Republic Bank [1]	26,600	814,226
National Bankshares	6,213	173,467
Peapack-Gladstone Financial	2,205	23,682

		6,427,200

Diversified Financial Services - 1.0%
Hellenic Exchanges	45,000	168,317
KKR Financial Holdings LLC	228,350	1,993,496
Singapore Exchange	140,000	661,655

		2,823,468

Insurance - 11.0%
Allied World Assurance Company Holdings	50,898	3,203,011
Alterra Capital Holdings	43,150	1,019,635
Aspen Insurance Holdings	36,300	961,950
Berkley (W.R.)	60,500	2,080,595
Brown & Brown	13,400	303,242
Cincinnati Financial	4,700	143,162
E-L Financial	4,900	1,635,337
Endurance Specialty Holdings	19,300	738,225
Erie Indemnity Cl. A	30,000	2,344,800
Fidelity National Financial Cl. A	45,000	716,850
First American Financial	127,700	1,617,959
HCC Insurance Holdings	26,400	726,000
Marsh & McLennan	85,900	2,716,158
Montpelier Re Holdings	35,400	628,350

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 95

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Financials (continued)
Insurance (continued)
Old Republic International	212,600	$1,970,802
PartnerRe	21,600	1,386,936
Reinsurance Group of America	61,580	3,217,555
StanCorp Financial Group	27,500	1,010,625
Transatlantic Holdings	21,600	1,182,168
United Fire & Casualty	11,900	240,142
Validus Holdings	9,737	306,715
Willis Group Holdings	87,800	3,406,640

		31,556,857

Real Estate Investment Trusts (REITs) - 2.2%
Colony Financial	133,700	2,100,427
CommonWealth REIT	6,250	104,000
Cousins Properties	40,010	256,464
DCT Industrial Trust	98,400	503,808
Essex Property Trust	8,000	1,124,080
Lexington Realty Trust	58,706	439,708
National Health Investors	38,700	1,702,026

		6,230,513

Real Estate Management & Development - 0.2%
Kennedy-Wilson Holdings	48,600	514,188

Thrifts & Mortgage Finance - 0.1%
Capitol Federal Financial	27,000	311,580

Total (Cost $96,379,910)		90,719,499

Health Care – 4.0%
Health Care Equipment & Supplies - 0.7%
Atrion Corporation	7,400	1,777,702
Carl Zeiss Meditec	9,500	200,661

		1,978,363

Health Care Providers & Services - 3.1%
Chemed Corporation	37,500	1,920,375
Landauer	41,100	2,116,650
†MEDNAX [1]	25,900	1,865,059
OdontoPrev	12,800	182,539
Owens & Minor	101,500	2,820,685

		8,905,308

Pharmaceuticals - 0.2%
Adcock Ingram Holdings	48,900	374,055
Boiron	1,500	38,866
Hikma Pharmaceuticals	11,000	105,914
Recordati	20,000	144,568

		663,403

Total (Cost $11,837,962)		11,547,074

Industrials – 23.8%
Aerospace & Defense - 1.0%
American Science & Engineering	4,880	332,377
Cubic Corporation	34,769	1,515,580
Ducommun	6,600	84,150
HEICO Corporation Cl. A	23,125	909,969

		2,842,076

Air Freight & Logistics - 1.1%
Forward Air	88,000	2,820,400
	SHARES	VALUE
Industrials (continued)
Air Freight & Logistics (continued)
Pacer International [1]	8,000	$42,800
UTi Worldwide	16,700	221,943

		3,085,143

Building Products - 1.2%
AAON	78,350	1,605,391
American Woodmark	3,700	50,542
Geberit	1,000	192,697
Insteel Industries	72,000	791,280
TOTO	74,000	571,079
WaterFurnace Renewable Energy	6,000	91,642

		3,302,631

Commercial Services & Supplies - 2.2%
Brink’s Company (The)	76,900	2,067,072
CompX International Cl. A	25,800	380,034
Interface Cl. A	8,000	92,320
Mine Safety Appliances	35,000	1,159,200
Ritchie Bros. Auctioneers	88,900	1,962,912
Societe BIC	6,600	585,131
US Ecology	7,700	144,606

		6,391,275

Construction & Engineering - 0.2%
Jacobs Engineering Group [1]	12,000	486,960
Raubex Group	135,000	223,257

		710,217

Electrical Equipment - 3.1%
AZZ	51,600	2,344,704
Brady Corporation Cl. A	54,300	1,714,251
Franklin Electric	6,000	261,360
Hubbell Cl. B	43,802	2,928,602
LSI Industries	33,200	199,200
Preformed Line Products	13,100	781,546
Regal-Beloit	11,400	581,058

		8,810,721

Industrial Conglomerates - 0.2%
Raven Industries	9,600	594,240

Machinery - 10.3%
Burckhardt Compression Holding	1,600	400,298
CLARCOR	45,300	2,264,547
Donaldson Company	40,400	2,750,432
Flowserve Corporation	7,900	784,628
†Foster (L.B.) Company Cl. A	110,500	3,126,045
Gardner Denver	10,000	770,600
Graco	44,800	1,831,872
Kaydon Corporation	45,500	1,387,750
Kennametal	96,600	3,527,832
Lincoln Electric Holdings	60,300	2,358,936
Lindsay Corporation	32,800	1,800,392
Met-Pro Corporation	62,000	560,480
Nordson Corporation	15,400	634,172
Pall Corporation	9,900	565,785
Pfeiffer Vacuum Technology	13,500	1,181,482
Rational	1,000	217,693
Semperit AG Holding	12,000	462,047
Spirax-Sarco Engineering	36,500	1,061,701

96 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Industrials (continued)
Machinery (continued)
Tennant Company	18,400	$715,208
Valmont Industries	34,900	3,168,571

		29,570,471

Professional Services - 1.7%
Corporate Executive Board	3,900	148,590
Kelly Services Cl. A	39,200	536,256
ManpowerGroup	55,300	1,976,975
Michael Page International	36,000	195,007
Towers Watson & Company Cl. A	32,900	1,971,697

		4,828,525

Road & Rail - 1.4%
Arkansas Best	49,600	955,792
Landstar System	66,300	3,177,096

		4,132,888

Trading Companies & Distributors - 1.2%
Applied Industrial Technologies	83,406	2,933,389
Houston Wire & Cable	37,700	521,014

		3,454,403

Transportation Infrastructure - 0.2%
Grupo Aeroportuario del Centro Norte ADR	14,600	182,938
Grupo Aeroportuario del Pacifico ADR	11,500	388,240

		571,178

Total (Cost $65,444,764)		68,293,768

Information Technology – 7.4%
Communications Equipment - 0.4%
ADTRAN	3,300	99,528
Plantronics	18,966	675,948
Tellabs	84,500	341,380

		1,116,856

Computers & Peripherals - 0.1%
Diebold	13,800	414,966

Electronic Equipment, Instruments & Components - 6.1%
Amphenol Corporation Cl. A	47,100	2,137,869
AVX Corporation	148,300	1,892,308
Cognex Corporation	78,700	2,816,673
DDi Corporation	140,546	1,311,294
Domino Printing Sciences	36,000	286,249
Electro Rent	15,900	272,685
†FLIR Systems	53,200	1,333,724
†Littelfuse	52,046	2,236,937
Molex	91,000	2,171,260
MTS Systems	21,300	867,975
National Instruments	78,500	2,037,075
Vaisala Cl. A	3,300	70,045

		17,434,094

IT Services - 0.7%
CoreLogic [1]	9,300	120,249
Jack Henry & Associates	9,700	326,017
MAXIMUS	21,721	898,164
Total System Services	40,225	786,801

		2,131,231

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 0.1%
Aixtron ADR	15,000	$190,500

Total (Cost $21,485,943)		21,287,647

Materials – 9.6%
Chemicals - 3.3%
Balchem Corporation	50,150	2,033,081
Cabot Corporation	11,500	369,610
†International Flavors & Fragrances	27,100	1,420,582
Quaker Chemical	72,000	2,800,080
Stepan Company	31,300	2,509,008
Victrex	7,500	127,657
Westlake Chemical	7,300	293,752

		9,553,770

Containers & Packaging - 1.7%
AptarGroup	45,200	2,358,084
Greif Cl. A	55,500	2,528,025

		4,886,109

Metals & Mining - 4.5%
Allegheny Technologies	13,000	621,400
Aquarius Platinum	81,500	198,334
Commercial Metals	18,700	258,621
Compass Minerals International	26,100	1,796,985
Endeavour Mining [1]	90,000	214,675
Fresnillo	18,000	426,857
Kingsgate Consolidated	33,000	192,389
Major Drilling Group International	88,000	1,342,351
Nucor Corporation	84,600	3,347,622
Reliance Steel & Aluminum	16,000	779,040
Schnitzer Steel Industries Cl. A	12,400	524,272
Sims Metal Management ADR	96,000	1,233,600
Steel Dynamics	21,000	276,150
Worthington Industries	101,800	1,667,484

		12,879,780

Paper & Forest Products - 0.1%
China Forestry Holdings [1,6]	920,000	174,722
Duratex	16,489	78,854

		253,576

Total (Cost $28,490,300)		27,573,235

Telecommunication Services – 0.1%
Diversified Telecommunication Services - 0.1%
Citic Telecom International Holdings	551,000	113,512

Total (Cost $163,939)		113,512

Utilities – 0.1%
Electric Utilities - 0.1%
Northeast Utilities	4,100	147,887

Total (Cost $90,469)		147,887

Miscellaneous [5] – 4.4%
Total (Cost $14,506,623)		12,693,855

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 97

Schedules of Investments

Royce Dividend Value Fund (continued)	Royce SMid-Cap Value Fund

VALUE

TOTAL COMMON STOCKS
(Cost $285,797,338)	$282,164,916

REPURCHASE AGREEMENT – 1.2%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $3,631,004 (collateralized
by obligations of various U.S. Government
Agencies, 4.25% due 9/30/12, valued at $3,726,977)
(Cost $3,631,000)	3,631,000

TOTAL INVESTMENTS – 99.6%
(Cost $289,428,338)	285,795,916

CASH AND OTHER ASSETS LESS LIABILITIES – 0.4%	1,026,395

NET ASSETS – 100.0%	$286,822,311

	SHARES	VALUE
COMMON STOCKS – 98.1%

Consumer Discretionary – 9.6%
Auto Components - 3.7%
Autoliv	7,100	$379,779

Automobiles - 1.5%
Thor Industries	5,600	153,608

Household Durables - 1.1%
†Garmin	2,900	115,449

Specialty Retail - 3.3%
Ascena Retail Group [1]	6,100	181,292
GameStop Corporation Cl. A [1]	6,800	164,084

		345,376

Total (Cost $1,116,793)		994,212

Consumer Staples – 0.8%
Food Products - 0.8%
Sanderson Farms	1,700	85,221

Total (Cost $90,213)		85,221

Energy – 9.1%
Energy Equipment & Services - 9.1%
Ensco ADR	5,810	272,605
Helmerich & Payne	3,600	210,096
Pason Systems	9,400	110,724
Trican Well Service	15,100	260,128
Unit Corporation [1]	1,900	88,160

Total (Cost $999,460)		941,713

Financials – 11.9%
Capital Markets - 11.9%
Affiliated Managers Group [1]	4,400	422,180
Ashmore Group	56,800	294,623
Partners Group Holding	500	87,246
†Sprott	39,700	225,632
Value Partners Group	384,000	196,286

Total (Cost $1,385,475)		1,225,967

Health Care – 3.8%
Biotechnology - 2.7%
†Myriad Genetics [1]	13,100	274,314

Health Care Providers & Services - 1.1%
Schein (Henry) [1]	1,800	115,974

Total (Cost $438,500)		390,288

Industrials – 17.7%
Aerospace & Defense - 0.8%
Teledyne Technologies [1]	1,475	80,904

Construction & Engineering - 2.6%
Jacobs Engineering Group [1]	6,700	271,886

Electrical Equipment - 2.5%
Hubbell Cl. B	3,800	254,068

Machinery - 11.8%
Kennametal	6,100	222,772

98 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Industrials (continued)
Machinery (continued)
Lincoln Electric Holdings	11,800	$461,616
Semperit AG Holding	8,200	315,732
†Valmont Industries	2,425	220,166

		1,220,286

Total (Cost $1,791,208)		1,827,144

Information Technology – 22.0%
Computers & Peripherals - 4.7%
†SanDisk Corporation [1]	2,000	98,420
Western Digital [1]	12,500	386,875

		485,295

Electronic Equipment, Instruments & Components - 4.5%
Arrow Electronics [1]	4,300	160,863
†Avnet [1]	6,000	186,540
AVX Corporation	4,100	52,316
†FEI Company [1]	1,600	65,248

		464,967

Semiconductors & Semiconductor Equipment - 12.8%
Analog Devices	11,800	422,204
International Rectifier [1]	17,942	348,434
Lam Research [1]	6,700	248,034
Teradyne [1]	14,750	201,042
†Veeco Instruments [1]	5,100	106,080

		1,325,794

Total (Cost $2,750,543)		2,276,056

Materials – 23.2%
Chemicals - 4.7%
†LSB Industries [1]	4,300	120,529
†Westlake Chemical	9,100	366,184

		486,713

Metals & Mining - 17.2%
Allied Nevada Gold [1]	12,500	378,500
Centamin [1]	51,200	66,048
†Globe Specialty Metals	22,700	303,953
Hochschild Mining	21,300	127,618
Pan American Silver	10,500	229,005
Reliance Steel & Aluminum	9,000	438,210
Schnitzer Steel Industries Cl. A	1,900	80,332
Seabridge Gold [1]	9,700	156,267

		1,779,933

Paper & Forest Products - 1.3%
†Stella-Jones	3,225	128,209

Total (Cost $2,953,260)		2,394,855

TOTAL COMMON STOCKS
(Cost $11,525,452)		10,135,456

VALUE
REPURCHASE AGREEMENT – 1.8%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $180,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.20% due 9/14/12, valued at $185,000)
(Cost $180,000)	$180,000

TOTAL INVESTMENTS – 99.9%
(Cost $11,705,452)	10,315,456

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%	11,953

NET ASSETS – 100.0%	$10,327,409

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 99

Schedules of Investments

Royce Focus Value Fund

	SHARES	VALUE
COMMON STOCKS – 94.1%

Consumer Discretionary – 6.4%
Automobiles - 1.6%
Thor Industries	5,000	$137,150

Specialty Retail - 4.8%
Buckle (The)	3,500	143,045
GameStop Corporation Cl. A [1]	11,500	277,495

		420,540

Total (Cost $542,026)		557,690

Consumer Staples – 4.5%
Food Products - 4.5%
Cal-Maine Foods	5,000	182,850
Industrias Bachoco ADR	4,500	85,815
Sanderson Farms	2,500	125,325

Total (Cost $322,540)		393,990

Energy – 12.5%
Energy Equipment & Services - 9.1%
Ensco ADR	4,500	211,140
Helmerich & Payne	3,500	204,260
Pason Systems	6,500	76,564
Trican Well Service	12,000	206,724
Unit Corporation [1]	2,000	92,800

		791,488

Oil, Gas & Consumable Fuels - 3.4%
Exxon Mobil	3,500	296,660

Total (Cost $840,664)		1,088,148

Financials – 20.0%
Capital Markets - 15.5%
Affiliated Managers Group [1]	2,400	230,280
Ashmore Group	30,000	155,611
Franklin Resources	2,500	240,150
INTL FCStone [1]	4,000	94,280
Knight Capital Group Cl. A [1]	8,000	94,560
Partners Group Holding	700	122,144
†Sprott	25,000	142,086
U.S. Global Investors Cl. A	20,000	120,600
Value Partners Group	300,000	153,349

		1,353,060

Insurance - 3.5%
Berkshire Hathaway Cl. B [1]	4,000	305,200

Real Estate Management & Development - 1.0%
Kennedy-Wilson Holdings	8,000	84,640

Total (Cost $1,646,541)		1,742,900

Health Care – 1.8%
Biotechnology - 1.8%
†Myriad Genetics [1]	7,500	157,050

Total (Cost $165,619)		157,050

	SHARES	VALUE
Industrials – 3.3%
Construction & Engineering - 1.8%
Jacobs Engineering Group [1]	4,000	$162,320

Road & Rail - 1.5%
Patriot Transportation Holding [1]	6,000	130,200

Total (Cost $315,525)		292,520

Information Technology – 18.9%
Computers & Peripherals - 6.1%
†Apple [1]	300	121,500
SanDisk Corporation [1]	3,000	147,630
Western Digital [1]	8,500	263,075

		532,205

Semiconductors & Semiconductor Equipment - 9.8%
Aixtron ADR	10,000	127,000
Analog Devices	8,500	304,130
†MKS Instruments	8,000	222,560
Teradyne [1]	15,000	204,450

		858,140

Software - 3.0%
Microsoft Corporation	10,000	259,600

Total (Cost $1,667,781)		1,649,945

Materials – 26.7%
Chemicals - 4.8%
†LSB Industries [1]	6,000	168,180
Mosaic Company (The)	5,000	252,150

		420,330

Metals & Mining - 21.9%
Allied Nevada Gold [1]	9,000	272,520
Centamin [1]	70,000	90,300
Fresnillo	4,000	94,857
†Globe Specialty Metals	8,500	113,815
Horsehead Holding Corporation [1]	10,000	90,100
Major Drilling Group International	12,500	190,675
Newmont Mining	4,200	252,042
Nucor Corporation	3,000	118,710
Pan American Silver	9,000	196,290
Reliance Steel & Aluminum	4,000	194,760
Schnitzer Steel Industries Cl. A	4,000	169,120
Seabridge Gold [1]	8,000	128,880
		1,912,069

Total (Cost $2,357,386)		2,332,399

TOTAL COMMON STOCKS
(Cost $7,858,082)		8,214,642

FIXED INCOME – 1.0%
Government Bonds – 1.0%
ProShares UltraShort 20+ Year Treasury [1]	5,000	90,250

Total (Cost $144,683)		90,250

TOTAL FIXED INCOME
(Cost $144,683)		90,250

100 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Partners Fund

VALUE
REPURCHASE AGREEMENT – 5.4%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $467,001 (collateralized
by obligations of various U.S. Government
Agencies, 0.23% due 8/15/12, valued at $480,600)
(Cost $467,000)	$467,000

TOTAL INVESTMENTS – 100.5%
(Cost $8,469,765)	8,771,892

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.5)%	(44,423)

NET ASSETS – 100.0%	$8,727,469

	SHARES	VALUE
COMMON STOCKS – 95.0%

Consumer Discretionary – 7.1%
Household Durables - 5.0%
Hunter Douglas	400	$15,024
NVR [1]	100	68,600

		83,624

Media - 2.1%
Morningstar	600	35,670

Total (Cost $96,785)		119,294

Energy – 2.9%
Energy Equipment & Services - 2.9%
Ensco ADR	500	23,460
Schlumberger	360	24,592

Total (Cost $45,785)		48,052

Financials – 24.9%
Capital Markets - 17.4%
Ashmore Group	8,000	41,496
Bank of New York Mellon (The)	1,400	27,874
Bank Sarasin & Co. Cl. B	514	15,021
†Citadel Capital [1]	16,000	6,765
Egyptian Financial Group-Hermes
Holding [1]	4,375	7,255
Jupiter Fund Management	7,200	24,275
Northern Trust	900	35,694
SEI Investments	1,500	26,025
†SHUAA Capital [1]	100,000	14,974
State Street	900	36,279
Value Partners Group	110,000	56,228

		291,886

Diversified Financial Services - 1.6%
†Moody’s Corporation	800	26,944

Insurance - 5.9%
Alleghany Corporation [1]	102	29,100
†E-L Financial	60	20,024
Marsh & McLennan	1,600	50,592

		99,716

Total (Cost $487,337)		418,546

Health Care – 0.6%
Pharmaceuticals - 0.6%
Adcock Ingram Holdings	1,300	9,944

Total (Cost $11,114)		9,944

Industrials – 33.6%
Building Products - 1.1%
†Ameresco Cl. A [1]	1,300	17,836

Commercial Services & Supplies - 5.0%
Brink’s Company (The)	1,620	43,546
Ritchie Bros. Auctioneers	1,800	39,744

		83,290

Construction & Engineering - 4.5%
EMCOR Group	1,300	34,853

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 101

Schedules of Investments

Royce Partners Fund (continued)

	SHARES	VALUE
Industrials(continued)
Construction & Engineering (continued)
Fluor Corporation	800	$40,200

		75,053

Electrical Equipment - 1.8%
GrafTech International [1]	2,250	30,712

Machinery - 9.0%
†Foster (L.B.) Company Cl. A	800	22,632
Graco	600	24,534
Spirax-Sarco Engineering	800	23,270
Valmont Industries	900	81,711

		152,147

Professional Services - 6.9%
†Advisory Board (The) [1]	600	44,526
ManpowerGroup	700	25,025
†Verisk Analytics Cl. A [1]	1,170	46,952

		116,503

Road & Rail - 3.8%
Landstar System	800	38,336
Patriot Transportation Holding [1]	1,200	26,040

		64,376

Trading Companies & Distributors - 1.5%
†Air Lease Cl. A [1]	1,100	26,081

Total (Cost $523,035)		565,998

Information Technology – 14.3%
Electronic Equipment, Instruments & Components - 4.8%
Amphenol Corporation Cl. A	300	13,617
†Anixter International [1]	500	29,820
†IPG Photonics [1]	1,100	37,257

		80,694

IT Services - 6.7%
MasterCard Cl. A	100	37,282
†MoneyGram International [1]	2,100	37,275
Western Union	2,100	38,346

		112,903

Software - 2.8%
†ANSYS [1]	600	34,368
Microsoft Corporation	500	12,980

		47,348

Total (Cost $232,974)		240,945

Materials – 11.6%
Chemicals - 3.3%
†Airgas	400	31,232
†Sigma-Aldrich Corporation	400	24,984

		56,216

Containers & Packaging - 5.9%
†Greif Cl. A	700	31,885
†Mayr-Melnhof Karton	800	67,829

		99,714

	SHARES	VALUE
Materials (continued)
Metals & Mining - 2.4%
Nucor Corporation	1,000	$39,570

Total (Cost $211,064)		195,500

TOTAL COMMON STOCKS
(Cost $1,608,094)		1,598,279

TOTAL INVESTMENTS – 95.0%
(Cost $1,608,094)		1,598,279

CASH AND OTHER ASSETS
LESS LIABILITIES – 5.0%		83,977

NET ASSETS – 100.0%		$1,682,256

102 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Mid-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 95.9%

Consumer Discretionary – 17.7%
Auto Components - 3.1%
Autoliv	3,300	$176,517

Household Durables - 1.2%
Toll Brothers [1]	3,400	69,428

Leisure Equipment & Products - 1.6%
Hasbro	2,900	92,481

Multiline Retail - 1.2%
Dollar Tree [1]	850	70,644

Specialty Retail - 8.4%
American Eagle Outfitters	5,400	82,566
†Chico’s FAS	7,600	84,664
GameStop Corporation Cl. A [1]	7,400	178,562
Staples	9,900	137,511

		483,303

Textiles, Apparel & Luxury Goods - 2.2%

†Warnaco Group (The) [1]	2,450	122,598

Total (Cost $1,059,765)		1,014,971

Consumer Staples – 1.6%
Food Products - 1.6%
J.M. Smucker Company (The)	1,200	93,804

Total (Cost $73,927)		93,804

Energy – 13.0%
Energy Equipment & Services - 8.5%
Ensco ADR	2,600	121,992
Helmerich & Payne	3,100	180,916
Trican Well Service	10,650	183,467

		486,375

Oil, Gas & Consumable Fuels - 4.5%
†Alpha Natural Resources [1]	2,300	46,989
QEP Resources	5,000	146,500
†Whiting Petroleum [1]	1,400	65,366

		258,855

Total (Cost $783,557)		745,230

Financials – 9.5%
Capital Markets - 9.5%
†Affiliated Managers Group [1]	1,400	134,330
Ashmore Group	22,200	115,152
Partners Group Holding	425	74,159
T. Rowe Price Group	1,950	111,052
TD AMERITRADE Holding Corporation	6,900	107,985

Total (Cost $539,654)		542,678

Health Care – 5.9%
Biotechnology - 4.1%
Biogen Idec [1]	800	88,040
†Cubist Pharmaceuticals [1]	1,800	71,316
Myriad Genetics [1]	3,700	77,478

		236,834

	SHARES	VALUE
Health Care (continued)
Health Care Equipment & Supplies - 1.0%
C.R. Bard	650	$55,575

Pharmaceuticals - 0.8%
†UCB	1,100	46,284

Total (Cost $269,657)		338,693

Industrials – 10.6%
Aerospace & Defense - 2.5%
Goodrich Corporation	530	65,561
Rockwell Collins	1,400	77,518

		143,079

Commercial Services & Supplies - 1.3%
Cintas Corporation	2,200	76,582

Construction & Engineering - 1.4%
Jacobs Engineering Group [1]	1,900	77,102

Electrical Equipment - 1.7%
Regal-Beloit	1,900	96,843

Machinery - 3.7%
Flowserve Corporation	1,000	99,320
†Parker Hannifin	1,500	114,375

		213,695

Total (Cost $579,306)		607,301

Information Technology – 20.8%
Computers & Peripherals - 6.9%
SanDisk Corporation [1]	4,000	196,840
Western Digital [1]	6,400	198,080

		394,920

IT Services - 0.8%
TeleTech Holdings [1]	2,900	46,980

Semiconductors & Semiconductor Equipment - 11.2%
Analog Devices	6,000	214,680
†Lam Research [1]	3,650	135,123
LSI Corporation [1]	24,150	143,693
†Teradyne [1]	10,550	143,796

		637,292

Software - 1.9%
CA	5,400	109,161

Total (Cost $1,224,662)		1,188,353

Materials – 16.8%
Chemicals - 2.6%
Agrium	2,200	147,642

Metals & Mining - 14.2%
Agnico-Eagle Mines	1,250	45,400
†Alamos Gold	2,500	43,067
Allegheny Technologies	4,200	200,760
Allied Nevada Gold [1]	4,500	136,260
†Coeur d’Alene Mines [1]	1,000	24,140
IAMGOLD Corporation	4,250	67,363
Pan American Silver	3,100	67,611

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 103

Schedules of Investments

Royce Mid-Cap Fund (continued)	Royce Special Equity Multi-Cap Fund

	SHARES	VALUE
Materials (continued)
Metals & Mining (continued)
Reliance Steel & Aluminum	4,700	$228,843

		813,444

Total (Cost $1,030,887)		961,086

TOTAL COMMON STOCKS
(Cost $5,561,415)		5,492,116

REPURCHASE AGREEMENT – 4.7%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $270,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.22% due 8/22/12, valued at $280,350)
(Cost $270,000)		270,000

TOTAL INVESTMENTS – 100.6%
(Cost $5,831,415)		5,762,116

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.6)%		(34,759)

NET ASSETS – 100.0%		$5,727,357

	SHARES	VALUE
COMMON STOCKS – 94.6%

Consumer Discretionary – 31.4%
Distributors - 3.2%
†Genuine Parts	19,205	$1,175,346

Leisure Equipment & Products - 3.2%
†Mattel	42,735	1,186,324

Media - 3.3%
†Scripps Networks Interactive Cl. A	28,750	1,219,575

Multiline Retail - 5.7%
†Kohl’s Corporation	21,975	1,084,466
†Nordstrom	20,520	1,020,049

		2,104,515

Specialty Retail - 15.2%
†Bed Bath & Beyond [1]	19,965	1,157,371
†Gap (The)	53,255	987,880
†Home Depot (The)	30,255	1,271,920
†Limited Brands	24,025	969,409
†Staples	85,875	1,192,804

		5,579,384

Textiles, Apparel & Luxury Goods - 0.8%
†VF Corporation	2,400	304,776

Total (Cost $11,131,784)		11,569,920

Consumer Staples – 7.5%
Food & Staples Retailing - 2.9%
†Walgreen Company	32,430	1,072,136

Food Products - 2.9%
†Hormel Foods	36,010	1,054,733

Household Products - 1.7%
†Church & Dwight	4,400	201,344
†Colgate-Palmolive	1,550	143,204
†Kimberly-Clark	3,645	268,126

		612,674

Total (Cost $2,720,344)		2,739,543

Energy – 2.4%
Oil, Gas & Consumable Fuels - 2.4%
†Occidental Petroleum	9,310	872,347

Total (Cost $816,869)		872,347

Health Care – 13.2%
Health Care Equipment & Supplies - 8.0%
†C.R. Bard	11,785	1,007,618
†Medtronic	29,285	1,120,151
†Stryker Corporation	16,410	815,741

		2,943,510

Health Care Providers & Services - 2.4%
†Quest Diagnostics	15,230	884,254

Pharmaceuticals - 2.8%
†Johnson & Johnson	15,760	1,033,541

Total (Cost $4,802,053)		4,861,305

104 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Industrials – 17.8%
Aerospace & Defense - 5.5%
†Raytheon Company	22,250	$1,076,455
†United Technologies	12,730	930,436

		2,006,891

Electrical Equipment - 3.1%
†Emerson Electric	24,550	1,143,784

Industrial Conglomerates - 2.7%
†3M	12,260	1,002,010

Machinery - 4.6%
†Dover Corporation	16,255	943,603
†Illinois Tool Works	16,160	754,833

		1,698,436

Trading Companies & Distributors - 1.9%
†Grainger (W.W.)	3,750	701,963

Total (Cost $6,385,160)		6,553,084

Information Technology – 22.3%
Communications Equipment - 3.2%
†Cisco Systems	64,255	1,161,730

Electronic Equipment, Instruments & Components - 3.4%
†Molex Cl. A	64,200	1,269,876

IT Services - 0.9%
†Automatic Data Processing	750	40,508
†International Business Machines	1,565	287,772

		328,280

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 11.6%
†Analog Devices	33,955	$1,214,910
†Applied Materials	91,475	979,697
†Intel Corporation	46,525	1,128,231
†Texas Instruments	32,665	950,878

		4,273,716

Software - 3.2%
†Microsoft Corporation	45,810	1,189,228

Total (Cost $8,287,299)		8,222,830

TOTAL COMMON STOCKS
(Cost $34,143,509)		34,819,029

REPURCHASE AGREEMENT – 7.0%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $2,589,003 (collateralized
by obligations of various U.S. Government
Agencies, 4.25% due 9/30/12, valued at $2,654,690)
(Cost $2,589,000)		2,589,000

TOTAL INVESTMENTS – 101.6%
(Cost $36,732,509)		37,408,029

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.6)%		(596,768)

NET ASSETS – 100.0%		$36,811,261

†	New additions in 2011.
[1]	Non-income producing.
[2]	All or a portion of these securities were on loan at December 31, 2011.
[3]
At December 31, 2011, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[4]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[5]	Includes securities first acquired in 2011 and less than 1% of net assets.
[6]
Securities for which market quotations are not readily available represent 0.0%, 0.1%, 0.2% and 0.1% of net assets for Royce Micro-Cap Fund, Royce Low-Priced Stock Fund, Royce Heritage Fund and Royce Dividend Value Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2011, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 105

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$5,354,182,335	$1,073,238,971	$3,824,187,805	$3,291,137,170
Affiliated Companies	176,344,810	87,794,440	2,375,952,930	525,174,640
Repurchase agreements (at cost and value)	198,177,000	11,100,000	510,085,000	78,268,000
Cash and foreign currency	17,752	297,889	472	428,856
Receivable for investments sold	9,287,332	23,879,994	24,221,293	466,092
Receivable for capital shares sold	7,795,032	1,767,560	9,935,462	21,883,480
Receivable for dividends and interest	4,377,176	854,076	4,777,868	1,642,228
Prepaid expenses and other assets	1,796,411	16,841	84,508	56,492

Total Assets	5,751,977,848	1,198,949,771	6,749,245,338	3,919,056,958

LIABILITIES:
Payable for collateral on loaned securities	64,513,786	32,721,434	105,086,701	92,731,521
Payable for investments purchased	15,094,560	448,566	1,141,589	147,352
Payable for capital shares redeemed	59,308,514	2,548,472	12,799,155	48,119,651
Payable for investment advisory fees	3,622,478	1,304,890	5,307,826	3,674,762
Accrued expenses	1,561,175	527,033	1,279,143	1,186,097

Total Liabilities	144,100,513	37,550,395	125,614,414	145,859,383

Net Assets	$5,607,877,335	$1,161,399,376	$6,623,630,924	$3,773,197,575

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,753,487,734	$1,079,534,700	$4,926,681,968	$3,362,665,035
Undistributed net investment income (loss)	(1,035,236)	(7,653,005)	7,500,301	(27,674,403)
Accumulated net realized gain (loss) on investments and
foreign currency	(27,707,738)	9,489,664	140,785,523	(23,653,472)
Net unrealized appreciation (depreciation) on investments and
foreign currency	883,132,575	80,028,017	1,548,663,132	461,860,415

Net Assets	$5,607,877,335	$1,161,399,376	$6,623,630,924	$3,773,197,575

Investment Class	$4,266,753,800	$904,168,487	$4,539,127,084	$276,246,800
Service Class	406,051,796	122,479,080	628,824,172	2,489,188,993
Consultant Class	664,777,911	134,751,809	59,766,193
Institutional Class	241,951,421		813,837,421	991,705,704
W Class			549,647,752
R Class	22,541,897		23,652,435	7,336,678
K Class	5,800,510		8,775,867	8,719,400

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	396,413,271	62,161,130	245,076,064	19,264,834
Service Class	37,775,470	8,497,622	34,492,233	173,980,901
Consultant Class	68,612,686	10,280,490	3,542,541
Institutional Class	22,415,534		43,608,301	69,056,519
W Class			29,602,486
R Class	2,147,097		1,315,062	522,358
K Class	599,353		1,012,183	1,008,082

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$10.76	$14.55	$18.52	$14.34
Service Class[1]	10.75	14.41	18.23	14.31
Consultant Class[2]	9.69	13.11	16.87
Institutional Class[3]	10.79		18.66	14.36
W Class[3]			18.57
R Class[3]	10.50		17.99	14.05
K Class[3]	9.68		8.67	8.65

Investments at identified cost	$4,647,400,349	$1,080,998,190	$4,651,397,900	$3,354,450,525
Market value of loaned securities	62,825,255	31,439,500	101,572,570	90,038,703

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

106 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$4,116,924,315	$254,658,966	$1,585,344,371	$1,678,369,902
Affiliated Companies	136,358,749	–	61,440,993	542,499,755
Repurchase agreements (at cost and value)	224,055,000	18,030,000	67,016,000	215,907,000
Cash and foreign currency	261,856	816,241	302,412	899
Receivable for investments sold	3,455,197	3,361,451	3,879,018	465,803
Receivable for capital shares sold	6,616,637	1,131,828	4,722,526	6,620,554
Receivable for dividends and interest	8,165,000	213,370	616,876	2,278,460
Prepaid expenses and other assets	56,624	3,450	24,691	27,790

Total Assets	4,495,893,378	278,215,306	1,723,346,887	2,446,170,163

LIABILITIES:
Payable for collateral on loaned securities	26,654,304	357,812	80,526,336	9,821,028
Payable for investments purchased	3,162,440	11,270,274	2,258,840	4,940,393
Payable for capital shares redeemed	8,488,085	623,971	3,261,180	3,243,892
Payable for investment advisory fees	3,636,684	225,593	1,384,976	2,033,729
Accrued expenses	1,157,615	161,611	313,257	486,793

Total Liabilities	43,099,128	12,639,261	87,744,589	20,525,835

Net Assets	$4,452,794,250	$265,576,045	$1,635,602,298	$2,425,644,328

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,488,335,902	$239,064,991	$1,752,722,762	$2,071,726,354
Undistributed net investment income (loss)	(2,401,765)	(782,419)	(585,048)	94,204
Accumulated net realized gain (loss) on investments and
foreign currency	86,952,666	(1,832,195)	(10,563,240)	29,626,445
Net unrealized appreciation (depreciation) on investments and
foreign currency	879,907,447	29,125,668	(105,972,176)	324,197,325

Net Assets	$4,452,794,250	$265,576,045	$1,635,602,298	$2,425,644,328

Investment Class	$3,106,208,297	$21,088,206	$878,824,227	$1,677,393,043
Service Class	282,703,672	218,769,589	160,495,546	216,143,470
Consultant Class	328,609,658	13,850,569	11,884,017	50,252,849
Institutional Class	390,277,120		574,826,377	481,854,966
W Class	132,487,606
R Class	34,695,321	4,080,910	3,087,673
K Class	177,812,576	7,786,771	6,484,458

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	244,995,402	1,613,057	85,172,320	85,141,158
Service Class	22,236,828	16,826,139	16,006,659	10,991,452
Consultant Class	25,724,252	1,301,492	1,228,776	2,661,089
Institutional Class	30,880,339		55,291,338	24,552,962
W Class	10,443,069
R Class	2,713,740	413,476	309,239
K Class	17,965,052	784,102	694,995

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$12.68	$13.07	$10.32	$19.70
Service Class[1]	12.71	13.00	10.03	19.66
Consultant Class[2]	12.77	10.64	9.67	18.88
Institutional Class[3]	12.64		10.40	19.63
W Class[3]	12.69
R Class[3]	12.79	9.87	9.98
K Class[3]	9.90	9.93	9.33

Investments at identified cost	$3,373,379,980	$225,530,165	$1,752,757,540	$1,896,672,332
Market value of loaned securities	25,803,215	352,163	78,183,983	9,501,274

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 107

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Value	Value Plus	100	Discovery
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value (including collateral on loaned securities)
Non-Affiliated Companies	$1,598,300,397	$1,853,697,834	$379,851,650	$3,430,948
Affiliated Companies	–	112,725,292	–	–
Repurchase agreements (at cost and value)	24,800,000	64,759,000	5,854,000	209,000
Cash and foreign currency	–	439	64,850	753
Receivable for investments sold	3,199,052	8,160	–	–
Receivable for capital shares sold	5,194,440	1,109,948	430,428	103
Receivable for dividends and interest	1,199,796	1,330,227	296,634	871
Prepaid expenses and other assets	22,422	34,343	5,467	44

Total Assets	1,632,716,107	2,033,665,243	386,503,029	3,641,719

LIABILITIES:
Payable for collateral on loaned securities	41,338,561	21,127,418	3,269,270	–
Payable for investments purchased	2,934,837	–	–	2,053
Payable for capital shares redeemed	9,515,456	10,694,343	952,912	–
Payable to custodian for overdrawn balance	257	–	–	–
Payable for investment advisory fees	1,355,466	1,742,508	325,451	–
Accrued expenses	617,285	804,771	202,558	18,904

Total Liabilities	55,761,862	34,369,040	4,750,191	20,957

Net Assets	$1,576,954,245	$1,999,296,203	$381,752,838	$3,620,762

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,527,872,935	$2,155,393,261	$330,765,305	$3,988,777
Undistributed net investment income (loss)	(69,519)	(4,839,927)	–	–
Accumulated net realized gain (loss) on investments and
foreign currency	6,170,462	(159,010,706)	5,893,626	(426,914)
Net unrealized appreciation (depreciation) on investments and
foreign currency	42,980,367	7,753,575	45,093,907	58,899

Net Assets	$1,576,954,245	$1,999,296,203	$381,752,838	$3,620,762

Investment Class	$218,125,865	$298,073,126	$63,011,669
Service Class	1,083,903,488	1,417,972,891	310,824,634	$3,620,762
Consultant Class	36,103,764	20,244,944
Institutional Class	190,590,826	261,425,199
R Class	34,151,237	1,079,099	3,469,157
K Class	14,079,065	500,944	4,447,378

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	19,886,597	24,747,669	7,206,647
Service Class	99,097,238	118,135,384	35,859,545	706,892
Consultant Class	3,451,340	1,744,732
Institutional Class	17,363,664	21,692,270
R Class	3,167,718	91,680	331,814
K Class	1,573,218	57,050	421,011

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$10.97	$12.04	$8.74
Service Class[1]	10.94	12.00	8.67	$5.12
Consultant Class[2]	10.46	11.60
Institutional Class[3]	10.98	12.05
R Class[3]	10.78	11.77	10.46
K Class[3]	8.95	8.78	10.56

Investments at identified cost	$1,555,307,327	$1,958,663,489	$334,758,898	$3,372,049
Market value of loaned securities	39,937,197	20,408,235	3,191,384

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.
[3]	Offering and redemption price per share.

108 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	Royce	Royce	Royce	Royce
	Financial	Dividend	SMid-Cap	Focus Value
	Services Fund	Value Fund	Value Fund	Fund
ASSETS:
Investments at value
Non-Affiliated Companies	$14,042,513	$282,164,916	$10,135,456	$8,304,892
Repurchase agreements (at cost and value)	141,000	3,631,000	180,000	467,000
Cash and foreign currency	772	8,415	1,390	7,203
Receivable for investments sold	76,347	142,873	–	–
Receivable for capital shares sold	552	1,374,852	69,623	2,372
Receivable for dividends and interest	18,591	513,214	8,581	5,559
Prepaid expenses and other assets	202	2,889	123	110

Total Assets	14,279,977	287,838,159	10,395,173	8,787,136

LIABILITIES:
Payable for investments purchased	70,091	88,004	–	–
Payable for capital shares redeemed	82,130	541,308	40,384	37,252
Payable for investment advisory fees	6,044	241,171	4,428	1,747
Accrued expenses	26,159	145,365	22,952	20,668

Total Liabilities	184,424	1,015,848	67,764	59,667

Net Assets	$14,095,553	$286,822,311	$10,327,409	$8,727,469

ANALYSIS OF NET ASSETS:
Paid-in capital	$15,925,391	$289,646,187	$17,459,893	$8,430,682
Undistributed net investment income (loss)	(97,652)	487,373	(2,767)	(7,296)
Accumulated net realized gain (loss) on investments and
foreign currency	(1,443,467)	321,961	(5,739,629)	1,888
Net unrealized appreciation (depreciation) on investments and
foreign currency	(288,719)	(3,633,210)	(1,390,088)	302,195

Net Assets	$14,095,553	$286,822,311	$10,327,409	$8,727,469

Investment Class		$85,187,951
Service Class	$14,095,553	201,634,360	$10,327,409	$8,727,469

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		13,429,252
Service Class	2,467,787	31,606,325	1,022,494	634,644

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]		$6.34
Service Class[1]	$5.71	6.38	$10.10	$13.75

Investments at identified cost	$14,330,965	$285,797,338	$11,525,452	$8,002,765

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 109

Statements of Assets and Liabilities	December 31, 2011

	Royce	Royce	Royce
	Partners	Mid-Cap	Special Equity
	Fund	Fund	Multi-Cap Fund
ASSETS:
Investments at value
Non-Affiliated Companies	$1,598,279	$5,492,116	$34,819,029
Repurchase agreements (at cost and value)	–	270,000	2,589,000
Cash and foreign currency	90,109	540	329
Receivable for investments sold	10,408	–	–
Receivable for capital shares sold	–	2,000	450,330
Receivable for dividends and interest	1,887	4,599	59,357
Prepaid expenses and other assets	22	67	97

Total Assets	1,700,705	5,769,322	37,918,142

LIABILITIES:
Payable for investments purchased	–	17,470	1,063,314
Payable for capital shares redeemed	–	–	150
Payable for investment advisory fees	–	4,584	16,503
Accrued expenses	18,449	19,911	26,914

Total Liabilities	18,449	41,965	1,106,881

Net Assets	$1,682,256	$5,727,357	$36,811,261

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,691,186	$5,787,422	$36,085,421
Undistributed net investment income (loss)	(28)	(90)	–
Accumulated net realized gain (loss) on investments and foreign currency	915	9,323	50,320
Net unrealized appreciation (depreciation) on investments and foreign currency	(9,817)	(69,298)	675,520

Net Assets	$1,682,256	$5,727,357	$36,811,261

Service Class	$1,682,256	$5,727,357	$36,811,261

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	162,288	537,706	3,459,279

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class[1]	$10.37	$10.65	$10.64

Investments at identified cost	$1,608,094	$5,561,415	$34,143,509

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 1% redemption fee, payable to the Fund.

110 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(1,736,062)	$23,376,925	$(8,590,607)	$(4,802,627)	$(8,208,621)	$(4,370,867)
Net realized gain (loss) on investments and
foreign currency	227,496,225	244,539,402	85,770,324	95,049,136	684,906,171	102,599,727
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(504,275,913)	919,035,457	(256,605,573)	228,144,154	(761,470,308)	1,282,579,039

Net increase (decrease) in net assets from
investment operations	(278,515,750)	1,186,951,784	(179,425,856)	318,390,663	(84,772,758)	1,380,807,899

DISTRIBUTIONS:
Net investment income
Investment Class	(7,553,630)	(21,589,039)	(12,205,302)	(15,361,971)	(12,153,429)	–
Service Class	–	–	(1,545,545)	(1,821,688)	(752,969)	–
Consultant Class	–	–	(521,659)	(1,445,582)	–	–
Institutional Class	–				(3,198,893)	–
W Class					(2,087,838)	–
R Class	–	(5,843)			(49,192)	–
K Class	–	(1,718)			(54,734)	–
Net realized gain on investments and
foreign currency
Investment Class	(147,840,546)	–	(42,238,594)	–	(362,055,233)	(64,420,469)
Service Class	(14,504,009)	–	(5,775,719)	–	(50,755,242)	(7,538,439)
Consultant Class	(25,426,352)	–	(6,858,461)	–	(5,210,713)	(1,018,562)
Institutional Class	(8,073,158)				(65,746,753)	(9,075,185)
W Class					(44,761,892)	(5,523,283)
R Class	(773,990)	–			(1,872,119)	(126,237)
K Class	(218,971)	–			(1,393,122)	(93,135)

Total distributions	(204,390,656)	(21,596,600)	(69,145,280)	(18,629,241)	(550,092,129)	(87,795,310)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(103,999,144)	311,755,659	11,342,816	8,350,914	(9,633,723)	93,744,515
Service Class	(4,630,665)	(294,880,724)	9,291,180	27,761,923	105,553,789	102,603,557
Consultant Class	(115,290,247)	(76,663,689)	(18,158,871)	(7,597,680)	(5,810,352)	(459,568)
Institutional Class	258,340,306				197,239,074	56,876,832
W Class					182,723,037	23,708,347
R Class	6,206,100	4,796,667			16,429,482	6,077,290
K Class	2,401,452	1,204,781			6,908,558	1,720,954
Shareholder redemption fees
Investment Class	249,468	328,540	37,257	68,470	276,230	301,208
Service Class	169,200	1,026,394	20,092	9,397	119,591	77,800
Consultant Class	(948)	948	(734)	734	(25)	25
R Class	(382)	382			(385)	385
K Class	(1,263)	1,263			–	–

Net increase (decrease) in net assets from
capital share transactions	43,443,877	(52,429,779)	2,531,740	28,593,758	493,805,276	284,651,345

NET INCREASE (DECREASE) IN NET ASSETS	(439,462,529)	1,112,925,405	(246,039,396)	328,355,180	(141,059,611)	1,577,663,934
NET ASSETS:
Beginning of year	6,047,339,864	4,934,414,459	1,407,438,772	1,079,083,592	6,764,690,535	5,187,026,601

End of year	$5,607,877,335	$6,047,339,864	$1,161,399,376	$1,407,438,772	$6,623,630,924	$6,764,690,535

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(1,035,236)	$(3,733,882)	$(7,653,005)	$(25,547,024)	$7,500,301	$(9,856,057)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 111

Statements of Changes in Net Assets

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(13,606,980)	$(10,947,027)	$48,152,272	$65,973,516	$(316,386)	$400,157
Net realized gain (loss) on investments and
foreign currency	328,960,886	190,296,151	277,439,732	70,220,724	4,744,335	28,064,301
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(1,002,287,882)	900,883,703	(403,974,188)	773,290,273	(34,193,708)	29,544,806

Net increase (decrease) in net assets from
investment operations	(686,933,976)	1,080,232,827	(78,382,184)	909,484,513	(29,765,759)	58,009,264

DISTRIBUTIONS:
Net investment income
Investment Class	(2,622,938)	(773,069)	(30,675,794)	(42,720,669)	(82,990)	(66,004)
Service Class	(15,929,733)	(13,092,584)	(1,488,830)	(2,173,184)	(408,937)	(931,740)
Consultant Class			–	(1,276,985)	–	–
Institutional Class	(9,414,641)	(5,651,601)	(4,368,776)	(4,780,738)
W Class			(1,201,279)	(764,664)
R Class	(61,040)	(12,555)	(96,644)	(57,119)	(12,269)	(4,813)
K Class	(122,723)	(39,444)	(719,572)	(615,594)	(32,521)	(26,367)
Net realized gain on investments and
foreign currency
Investment Class	(21,174,775)	(1,069,269)	(35,538,995)	–	(908,574)	(248,759)
Service Class	(197,159,302)	(25,429,129)	(3,245,517)	–	(9,538,084)	(4,575,379)
Consultant Class			(3,759,667)	–	(743,095)	(268,232)
Institutional Class	(74,891,179)	(7,864,337)	(4,472,089)	–
W Class			(1,506,553)	–
R Class	(572,840)	(21,454)	(385,835)	–	(200,554)	(43,920)
K Class	(1,048,801)	(52,402)	(2,596,783)	–	(436,155)	(125,645)

Total distributions	(322,997,972)	(54,005,844)	(90,056,334)	(52,388,953)	(12,363,179)	(6,290,859)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	200,509,136	22,184,156	(336,209,156)	(154,296,876)	10,893,188	767,926
Service Class	(303,687,732)	15,026,879	(1,872,348)	27,736,411	9,640,655	15,192,583
Consultant Class			(50,011,884)	(47,216,839)	3,645,699	3,190,956
Institutional Class	183,689,075	181,504,377	52,023,722	26,515,464
W Class			63,365,878	14,011,372
R Class	5,966,770	1,234,883	15,625,875	10,925,475	2,807,392	761,656
K Class	6,633,649	3,256,422	82,088,857	39,793,363	3,622,168	4,034,349
Shareholder redemption fees
Investment Class	52,306	6,128	176,798	150,127	10,466	2,128
Service Class	313,978	355,963	71,858	24,584	26,956	44,483
Consultant Class			(1,669)	1,669	–	–
R Class	–	–	–	–	(55)	55
K Class	(61)	61	–	–	–	–

Net increase (decrease) in net assets from
capital share transactions	93,477,121	223,568,869	(174,742,069)	(82,355,250)	30,646,469	23,994,136

NET INCREASE (DECREASE) IN NET ASSETS	(916,454,827)	1,249,795,852	(343,180,587)	774,740,310	(11,482,469)	75,712,541
NET ASSETS:
Beginning of year	4,689,652,402	3,439,856,550	4,795,974,837	4,021,234,527	277,058,514	201,345,973

End of year	$3,773,197,575	$4,689,652,402	$4,452,794,250	$4,795,974,837	$265,576,045	$277,058,514

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(27,674,403)	$(43,018,249)	$(2,401,765)	$4,323,647	$(782,419)	$(781,045)
112 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(7,692,995)	$(8,708,875)	$5,246,783	$12,707,197	$(3,005,590)	$1,384,070
Net realized gain (loss) on investments and
foreign currency	200,833,727	97,287,552	133,073,710	31,061,346	183,939,122	91,152,444
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(466,957,664)	453,984,682	(153,511,418)	261,788,478	(340,931,439)	267,338,600

Net increase (decrease) in net assets from
investment operations	(273,816,932)	542,563,359	(15,190,925)	305,557,021	(159,997,907)	359,875,114

DISTRIBUTIONS:
Net investment income
Investment Class	–	–	(7,506,674)	(4,263,501)	(1,311,276)	(349,958)
Service Class	–	–	(533,230)	(218,875)	(2,106,179)	(1,051,113)
Consultant Class	–	–	–	–	–	–
Institutional Class	–	–	(2,738,810)	(1,730,390)	(1,186,806)	(930,242)
R Class	–	–			(113,727)	(7,422)
K Class	–	–			(63,344)	(24,374)
Net realized gain on investments and
foreign currency
Investment Class	(16,007,095)	–	(86,786,033)	–	(14,160,961)	–
Service Class	(3,015,764)	–	(11,156,408)	–	(71,209,823)	–
Consultant Class	(226,990)	–	(2,659,079)	–	(2,423,117)	–
Institutional Class	(10,373,465)	–	(24,966,735)	–	(11,887,154)	–
R Class	(58,426)	–			(2,190,124)	–
K Class	(125,508)	–			(1,042,529)	–

Total distributions	(29,807,248)	–	(136,346,969)	(6,212,766)	(107,695,040)	(2,363,109)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(128,372,272)	48,604,363	294,451,345	438,853,515	147,753,479	26,878,907
Service Class	(119,333,649)	(68,625,351)	68,539,674	66,899,892	(152,759,752)	(43,101,323)
Consultant Class	1,059,226	2,790,972	14,957,245	12,453,437	6,999,042	934,299
Institutional Class	(24,517,878)	29,777,213	66,765,812	98,071,920	438,275	8,658,294
R Class	2,092,297	812,498			13,089,183	15,825,122
K Class	1,293,607	5,297,219			3,612,310	6,149,329
Shareholder redemption fees
Investment Class	79,778	321,779	249,340	305,788	110,138	8,886
Service Class	180,844	97,327	51,327	56,950	634,242	175,025
K Class	(9)	9			–	–

Net increase (decrease) in net assets from
capital share transactions	(267,518,056)	19,076,029	445,014,743	616,641,502	19,876,917	15,528,539

NET INCREASE (DECREASE) IN NET ASSETS	(571,142,236)	561,639,388	293,476,849	915,985,757	(247,816,030)	373,040,544
NET ASSETS:
Beginning of year	2,206,744,534	1,645,105,146	2,132,167,479	1,216,181,722	1,824,770,275	1,451,729,731

End of year	$1,635,602,298	$2,206,744,534	$2,425,644,328	$2,132,167,479	$1,576,954,245	$1,824,770,275

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(585,048)	$–	$94,204	$5,440,655	$(69,519)	$(2,577,809)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 113

Statements of Changes in Net Assets

	Royce Value Plus Fund		Royce 100 Fund		Royce Discovery Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(17,942,015)	$(14,074,966)	$(2,203,228)	$236,758	$(26,392)	$(5,812)
Net realized gain (loss) on investments and
foreign currency	282,999,938	32,937,292	21,557,245	9,871,519	167,446	(3,482)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(522,171,703)	547,191,503	(53,701,837)	69,183,429	(258,889)	587,020

Net increase (decrease) in net assets from
investment operations	(257,113,780)	566,053,829	(34,347,820)	79,291,706	(117,835)	577,726

DISTRIBUTIONS:
Net investment income
Investment Class	(3,973,855)	(2,117,287)	(46,735)	–
Service Class	(9,654,977)	(6,367,729)	–	–	(1,952)	–
Consultant Class	–	–
Institutional Class	(3,466,339)	(2,438,053)
R Class	(8,226)	(2,932)	–	–
K Class	–	(10,296)	–	–
Net realized gain on investments and
foreign currency
Investment Class	–	–	(3,108,241)	(697,900)
Service Class	–	–	(15,452,399)	(3,944,450)	–	–
Consultant Class	–	–
Institutional Class	–	–
R Class	–	–	(130,243)	(13,212)
K Class	–	–	(181,337)	(25,819)

Total distributions	(17,103,397)	(10,936,297)	(18,918,955)	(4,681,381)	(1,952)	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	33,159,380	(15,346,990)	5,131,162	19,961,541
Service Class	(848,101,245)	(470,751,871)	(11,187,742)	105,343,116	94,984	149,337
Consultant Class	(7,468,096)	(6,041,337)
Institutional Class	(121,895,301)	(2,966,134)
R Class	281,374	154,551	2,419,632	840,176
K Class	(1,181,200)	206,682	2,100,132	2,342,128
Shareholder redemption fees
Investment Class	84,677	12,914	21,461	6,106
Service Class	164,613	267,552	66,531	111,470	8,416	62

Net increase (decrease) in net assets from
capital share transactions	(944,955,798)	(494,464,633)	(1,448,824)	128,604,537	103,400	149,399

NET INCREASE (DECREASE) IN NET ASSETS	(1,219,172,975)	60,652,899	(54,715,599)	203,214,862	(16,387)	727,125
NET ASSETS:
Beginning of year	3,218,469,178	3,157,816,279	436,468,437	233,253,575	3,637,149	2,910,024

End of year	$1,999,296,203	$3,218,469,178	$381,752,838	$436,468,437	$3,620,762	$3,637,149

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(4,839,927)	$(15,848,865)	$–	$179,691	$–	$(5,812)

114 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Financial Services Fund		Royce Dividend Value Fund		Royce SMid-Cap Value Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$121,123	$144,116	$2,332,072	$899,354	$(57,490)	$(13,283)
Net realized gain (loss) on investments and
foreign currency	(176,059)	390,086	4,242,268	1,076,357	371,294	773,207
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(2,305,850)	1,626,374	(24,682,355)	18,614,359	(2,367,229)	233,947

Net increase (decrease) in net assets from
investment operations	(2,360,786)	2,160,576	(18,108,015)	20,590,070	(2,053,425)	993,871

DISTRIBUTIONS:
Net investment income
Investment Class			(714,241)	(278,000)
Service Class	(139,894)	(209,509)	(1,059,090)	(570,815)	(16,431)	–
Net realized gain on investments and
foreign currency
Investment Class			(1,223,501)	(119,326)
Service Class	–	–	(2,867,224)	(408,875)	–	–

Total distributions	(139,894)	(209,509)	(5,864,056)	(1,377,016)	(16,431)	–

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			57,157,873	17,236,933
Service Class	1,897,713	(795,645)	100,621,245	87,149,778	6,195,095	(2,164,117)
Shareholder redemption fees
Investment Class			17,078	4,769
Service Class	10,903	6,833	67,799	11,165	7,021	750

Net increase (decrease) in net assets from
capital share transactions	1,908,616	(788,812)	157,863,995	104,402,645	6,202,116	(2,163,367)

NET INCREASE (DECREASE) IN NET ASSETS	(592,064)	1,162,255	133,891,924	123,615,699	4,132,260	(1,169,496)
NET ASSETS:
Beginning of year	14,687,617	13,525,362	152,930,387	29,314,688	6,195,149	7,364,645

End of year	$14,095,553	$14,687,617	$286,822,311	$152,930,387	$10,327,409	$6,195,149

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF YEAR	$(97,652)	$(67,097)	$487,373	$5,972	$(2,767)	$(14,144)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 115

Statements of Changes in Net Assets

	Royce Focus Value Fund		Royce Partners Fund

	Year ended	Year ended	Year ended	Year ended
	12/31/11	12/31/10	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(28,804)	$(21,592)	$(4,575)	$1,550
Net realized gain (loss) on investments and foreign currency	363,209	267,539	133,930	119,594
Net change in unrealized appreciation (depreciation) on investments and foreign
currency	(1,706,389)	1,041,898	(347,167)	155,600

Net increase (decrease) in net assets from investment operations	(1,371,984)	1,287,845	(217,812)	276,744

DISTRIBUTIONS:
Net investment income
Service Class	–	(28,453)	(6,563)	(19,788)
Net realized gain on investments and foreign currency
Service Class	(333,049)	(214,071)	(171,566)	(52,910)

Total distributions	(333,049)	(242,524)	(178,129)	(72,698)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	1,487,601	3,100,468	306,626	65,397
Shareholder redemption fees
Service Class	2,805	699	76	712

Net increase (decrease) in net assets from capital share transactions	1,490,406	3,101,167	306,702	66,109

NET INCREASE (DECREASE) IN NET ASSETS	(214,627)	4,146,488	(89,239)	270,155
NET ASSETS:
Beginning of year	8,942,096	4,795,608	1,771,495	1,501,340

End of year	$8,727,469	$8,942,096	$1,682,256	$1,771,495

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$(7,296)	$(50,108)	$(28)	$(19,345)

116 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

			Royce Special Equity
	Royce Mid-Cap Fund		Multi-Cap Fund

	Year ended	Period ended	Period ended
	12/31/11	12/31/10[1]	12/31/11[2]
INVESTMENT OPERATIONS:
Net investment income (loss)	$(23,182)	$(9,247)	$190,225
Net realized gain (loss) on investments and foreign currency	231,173	24,128	96,064
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(670,734)	601,437	675,520

Net increase (decrease) in net assets from investment operations	(462,743)	616,318	961,809

DISTRIBUTIONS:
Net investment income
Service Class	–	–	(191,929)
Net realized gain on investments and foreign currency
Service Class	(213,640)	–	(44,040)

Total distributions	(213,640)	–	(235,969)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	1,513,013	4,265,971	36,078,487
Shareholder redemption fees
Service Class	1,671	6,767	6,934

Net increase (decrease) in net assets from capital share transactions	1,514,684	4,272,738	36,085,421

NET INCREASE (DECREASE) IN NET ASSETS	838,301	4,889,056	36,811,261
NET ASSETS:
Beginning of period	4,889,056

End of period	$5,727,357	$4,889,056	$36,811,261

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$(90)	$–	$–

[1]	The Fund commenced operations on January 4, 2010.
[2]	The Fund commenced operations on January 3, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 117

Statements of Operations	Year Ended December 31, 2011

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity
	Mutual Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$59,307,078	$12,451,647	$38,900,402	$45,034,030	$98,651,009	$3,905,939	$14,080,518
Affiliated Companies	1,646,313	961,842	22,567,233	4,275,628	5,207,115	–	39,966
Interest	281,022	29,248	159,659	82,780	1,775,034	3,422	29,451
Securities lending	573,074	491,137	8,219,951	1,686,275	33,565	11,389	1,431,061

Total income	61,807,487	13,933,874	69,847,245	51,078,713	105,666,723	3,920,750	15,580,996

Expenses:
Investment advisory fees	45,870,329	18,005,072	66,299,893	51,564,057	45,601,850	2,878,362	19,858,141
Distribution fees	8,978,888	1,985,091	2,409,203	8,077,120	4,823,714	791,815	785,360
Shareholder servicing	5,864,418	1,371,844	5,810,499	4,966,851	4,500,788	319,793	1,670,313
Shareholder reports	1,076,299	531,334	1,667,394	885,056	1,046,644	79,330	266,359
Administrative and office facilities	625,402	143,048	707,899	477,658	488,946	28,918	220,169
Custody	494,616	401,772	572,751	701,699	444,222	103,998	203,982
Trustees’ fees	149,273	34,509	172,784	116,249	116,228	7,064	51,431
Legal	146,064	32,929	162,750	109,720	113,132	6,640	51,026
Registration	105,755	74,495	148,198	93,181	113,968	59,085	74,030
Audit	77,921	56,778	75,108	69,326	80,450	33,006	44,496
Other expenses	160,578	36,039	164,427	(182,362)	188,782	9,263	54,548

Total expenses	63,549,543	22,672,911	78,190,906	66,878,555	57,518,724	4,317,274	23,279,855
Compensating balance credits	(5,994)	(1,776)	(6,119)	(1,974)	(4,273)	(449)	(1,462)
Fees waived by distributor	–	–	(128,921)	(321,248)	–	(73,382)	–
Expenses reimbursed by investment adviser	–	(146,654)	–	(1,869,640)	–	(6,307)	(4,402)

Net expenses	63,543,549	22,524,481	78,055,866	64,685,693	57,514,451	4,237,136	23,273,991

Net investment income (loss)	(1,736,062)	(8,590,607)	(8,208,621)	(13,606,980)	48,152,272	(316,386)	(7,692,995)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	249,657,375	84,995,190	532,059,286	342,799,550	274,460,516	4,744,085	199,789,369
Investments in Affiliated Companies	(22,150,660)	729,805	152,686,441	(13,655,390)	3,018,323	–	1,044,358
Foreign currency transactions	(10,490)	45,329	160,444	(183,274)	(39,107)	250	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(504,274,794)	(256,618,085)	(761,324,675)	(1,002,279,023)	(403,968,957)	(34,186,940)	(466,957,664)
Other assets and liabilities denominated in foreign currency	(1,119)	12,512	(145,633)	(8,859)	(5,231)	(6,768)	–

Net realized and unrealized gain (loss) on investments and foreign currency	(276,779,688)	(170,835,249)	(76,564,137)	(673,326,996)	(126,534,456)	(29,449,373)	(266,123,937)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(278,515,750)	$(179,425,856)	$(84,772,758)	$(686,933,976)	$(78,382,184)	$(29,765,759)	$(273,816,932)

118 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2011

	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Special Equity	Value	Value Plus	100	Discovery	Financial	Dividend
	Fund	Fund	Fund	Fund	Fund	Services Fund	Value Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$22,041,157	$21,151,861	$17,868,419	$3,901,171	$28,757	$368,320	$5,874,128
Affiliated Companies	10,734,588	–	771,989	–	–	–	–
Interest	60,539	9,357	25,712	7,413	46	356	3,742
Securities lending	78,866	1,366,417	364,406	100,962	–	–	–

Total income	32,915,150	22,527,635	19,030,526	4,009,546	28,803	368,676	5,877,870

Expenses:
Investment advisory fees	23,529,465	18,474,164	27,175,703	4,490,839	37,044	166,142	2,543,632
Distribution fees	935,275	3,921,888	5,279,501	949,294	9,261	41,536	465,531
Shareholder servicing	1,831,698	2,160,103	3,270,554	572,568	21,468	32,571	292,323
Shareholder reports	528,698	440,475	737,069	188,361	2,261	7,238	106,659
Administrative and office facilities	227,006	188,646	313,229	45,702	372	1,633	20,233
Custody	200,134	189,931	265,630	41,843	5,766	18,513	58,202
Trustees’ fees	57,064	45,834	70,563	11,303	90	407	5,890
Legal	51,712	43,463	73,489	10,433	536	373	4,421
Registration	129,883	87,615	65,193	49,677	20,056	23,673	50,897
Audit	53,738	44,305	53,518	28,744	13,154	13,167	32,033
Other expenses	239,201	71,797	82,909	31,406	683	954	3,847

Total expenses	27,783,874	25,668,221	37,387,358	6,420,170	110,691	306,207	3,583,668
Compensating balance credits	(3,257)	(1,909)	(1,700)	(548)	(19)	(38)	(628)
Fees waived by investment adviser and distributor	(97,524)	(133,087)	(401,120)	(185,374)	(37,044)	(58,616)	(37,242)
Expenses reimbursed by investment adviser	(14,726)	–	(11,997)	(21,474)	(18,433)	–	–

Net expenses	27,668,367	25,533,225	36,972,541	6,212,774	55,195	247,553	3,545,798

Net investment income (loss)	5,246,783	(3,005,590)	(17,942,015)	(2,203,228)	(26,392)	121,123	2,332,072

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments in Non-Affiliated Companies	145,597,738	183,883,854	293,544,591	21,559,408	167,446	(180,741)	4,263,267
Investments in Affiliated Companies	(12,524,028)	–	(9,840,661)	–	–	–	–
Foreign currency transactions	–	55,268	(703,992)	(2,163)	–	4,682	(20,999)
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(153,511,418)	(340,901,940)	(522,160,133)	(53,702,084)	(258,889)	(2,304,340)	(24,681,155)
Other assets and liabilities denominated in foreign currency	–	(29,499)	(11,570)	247	–	(1,510)	(1,200)

Net realized and unrealized gain (loss) on investments and foreign currency	(20,437,708)	(156,992,317)	(239,171,765)	(32,144,592)	(91,443)	(2,481,909)	(20,440,087)

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(15,190,925)	$(159,997,907)	$(257,113,780)	$(34,347,820)	$(117,835)	$(2,360,786)	$(18,108,015)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 119

Statements of Operations	Period Ended December 31, 2011

	Royce	Royce	Royce	Royce	Royce
	SMid-Cap	Focus Value	Partners	Mid-Cap	Special Equity
	Value Fund	Fund	Fund	Fund	Multi-Cap Fund
INVESTMENT INCOME:
Income:
Dividends	$100,333	$109,628	$22,493	$62,157	$373,026
Interest	213	92	51	65	57

Total income	100,546	109,720	22,544	62,222	373,083

Expenses:
Investment advisory fees	106,064	92,969	18,200	57,318	131,525
Distribution fees	26,516	23,242	4,550	14,330	32,881
Shareholder servicing	17,447	19,753	17,637	20,363	22,000
Shareholder reports	4,040	925	212	858	2,504
Administrative and office facilities	851	909	186	536	480
Custody	14,085	12,966	12,490	13,024	15,673
Trustees’ fees	238	226	45	137	192
Legal	189	207	43	121	2,260
Registration	23,173	17,674	10,145	13,458	35,691
Audit	13,161	13,159	13,152	13,155	14,945
Other expenses	707	843	681	795	1,007

Total expenses	206,471	182,873	77,341	134,095	259,158
Compensating balance credits	(18)	(8)	(2)	(4)	(7)
Fees waived by investment adviser and distributor	(48,417)	(44,341)	(18,200)	(48,687)	(76,293)
Expenses reimbursed by investment adviser	–	–	(32,020)	–	–

Net expenses	158,036	138,524	27,119	85,404	182,858

Net investment income (loss)	(57,490)	(28,804)	(4,575)	(23,182)	190,225

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	371,451	363,411	135,664	231,032	96,064
Foreign currency transactions	(157)	(202)	(1,734)	141	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(2,367,118)	(1,706,339)	(347,123)	(670,689)	675,520
Other assets and liabilities denominated in foreign currency	(111)	(50)	(44)	(45)	–

Net realized and unrealized gain (loss) on investments and foreign currency	(1,995,935)	(1,343,180)	(213,237)	(439,561)	771,584

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(2,053,425)	$(1,371,984)	$(217,812)	$(462,743)	$961,809

120 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
2011	$11.65	$0.01	$(0.50)	$(0.49)	$(0.02)	$(0.38)	$(0.40)	$–	$10.76	(4.17)%		$4,266,754	0.90%		0.90%		0.90%		0.11%		20%
2010	9.45	0.06	2.19	2.25	(0.05)	–	(0.05)	–	11.65	23.86		4,735,403	0.90		0.90		0.90		0.63		25
2009	6.94	0.02	2.50	2.52	(0.01)	–	(0.01)	–	9.45	36.28		3,555,507	0.92		0.92		0.92		0.33		23
2008	10.82	0.05	(3.82)	(3.77)	(0.01)	(0.10)	(0.11)	–	6.94	(34.78)		2,293,526	0.90		0.89		0.89		0.55		36
2007	11.57	0.05	0.29	0.34	(0.08)	(1.01)	(1.09)	–	10.82	2.75		3,157,742	0.89		0.88		0.88		0.44		43
Royce Pennsylvania Mutual Fund – Service Class
2011	$11.65	$(0.02)	$(0.50)	$(0.52)	$–	$(0.38)	$(0.38)	$–	$10.75	(4.42)%		$406,052	1.19%		1.19%		1.19%		(0.18)%		20%
2010	9.41	0.02	2.20	2.22	–	–	–	0.02	11.65	23.80		448,784	1.27		1.27		1.25		0.18		25
2009	6.90	(0.00)	2.49	2.49	–	–	–	0.02	9.41	36.38		609,445	1.31		1.31		1.29		(0.05)		23
2008	10.78	0.04	(3.82)	(3.78)	–	(0.10)	(0.10)	–	6.90	(35.00)		115,959	1.11		1.11		1.11		0.41		36
2007	11.53	0.03	0.28	0.31	(0.05)	(1.01)	(1.06)	–	10.78	2.56		55,478	1.10		1.09		1.09		0.24		43
Royce Pennsylvania Mutual Fund – Consultant Class
2011	$10.61	$(0.09)	$(0.45)	$(0.54)	$–	$(0.38)	$(0.38)	$–	$9.69	(5.05)%		$664,778	1.85%		1.85%		1.85%		(0.85)%		20%
2010	8.65	(0.03)	1.99	1.96	–	–	–	–	10.61	22.66		841,525	1.87		1.87		1.87		(0.36)		25
2009	6.40	(0.05)	2.30	2.25	–	–	–	–	8.65	35.16		757,734	1.89		1.89		1.89		(0.64)		23
2008	10.09	(0.04)	(3.55)	(3.59)	–	(0.10)	(0.10)	–	6.40	(35.52)		635,688	1.88		1.87		1.87		(0.46)		36
2007	10.89	(0.06)	0.27	0.21	–	(1.01)	(1.01)	–	10.09	1.73		1,164,136	1.89		1.88		1.88		(0.55)		43
Royce Pennsylvania Mutual Fund – Institutional Class [a]
2011	$12.19	$0.03	$(1.05)	$(1.02)	$–	$(0.38)	$(0.38)	$–	$10.79	(8.33	)% [1]	$241,951	0.78	% [2]	0.78	% [2]	0.78	% [2]	0.46	% [2]	20%
Royce Pennsylvania Mutual Fund – R Class [b]
2011	$11.43	$(0.05)	$(0.50)	$(0.55)	$–	$(0.38)	$(0.38)	$–	$10.50	(4.77)%		$22,542	1.51%		1.51%		1.51%		(0.47)%		20%
2010	9.28	0.01	2.14	2.15	(0.00)	–	(0.00)	–	$11.43	23.21		17,868	1.51		1.51		1.51		0.06		25
2009	6.87	(0.05)	2.46	2.41	–	–	–	–	9.28	35.08		9,808	1.95		1.95		1.84		(0.61)		23
2008	10.78	(0.00)	(3.81)	(3.81)	–	(0.10)	(0.10)	–	6.87	(35.28)		5,270	1.58		1.57		1.57		(0.03)		36
2007	12.71	(0.11)	(0.75)	(0.86)	(0.06)	(1.01)	(1.07)	–	10.78	(6.91	) [1]	871	7.52	[2]	7.50	[2]	1.74	[2]	(0.42	) [2]	43
Royce Pennsylvania Mutual Fund – K Class [c]
2011	$10.57	$(0.05)	$(0.46)	$(0.51)	$–	$(0.38)	$(0.38)	$–	$9.68	(4.78)%		$5,800	1.55%		1.55%		1.55%		(0.49)%		20%
2010	8.59	0.00	1.98	1.98	(0.00)	–	(0.00)	–	10.57	23.11		3,760	1.61		1.61		1.59		0.01		25
2009	6.34	(0.02)	2.27	2.25	–	–	–	–	8.59	35.49		1,920	1.79		1.79		1.59		(0.34)		23
2008	10.00	0.01	(3.57)	(3.56)	–	(0.10)	(0.10)	–	6.34	(35.53	) [1]	694	12.12	[2]	12.12	[2]	1.59	[2]	0.13	[2]	36
Royce Micro-Cap Fund – Investment Class
2011	$17.57	$(0.07)	$(2.05)	$(2.12)	$(0.20)	$(0.70)	$(0.90)	$–	$14.55	(12.04)%		$904,168	1.50%		1.50%		1.50%		(0.50)%		35%
2010	13.71	(0.03)	4.14	4.11	(0.25)	–	(0.25)	–	17.57	30.06		1,085,782	1.50		1.50		1.50		(0.27)		36
2009	8.93	(0.06)	5.02	4.96	(0.18)	–	(0.18)	–	13.71	55.67		844,859	1.54		1.54		1.54		(0.41)		34
2008	15.72	0.12	(6.58)	(6.46)	–	(0.33)	(0.33)	–	8.93	(40.94)		455,077	1.52		1.51		1.51		0.89		43
2007	17.35	0.00	1.22	1.22	(0.45)	(2.40)	(2.85)	–	15.72	7.07		693,320	1.46		1.46		1.46		(0.06)		49

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 121

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund – Service Class
2011	$17.43	$(0.10)	$(2.04)	$(2.14)	$(0.18)	$(0.70)	$(0.88)	$–	$14.41	(12.23)%	$122,479	1.76%	1.76%	1.66%	(0.65)%	35%
2010	13.61	(0.08)	4.14	4.06	(0.24)	–	(0.24)	–	17.43	29.85	139,911	1.78	1.78	1.66	(0.41)	36
2009	8.87	(0.10)	5.01	4.91	(0.18)	–	(0.18)	0.01	13.61	55.49	84,771	1.77	1.77	1.66	(0.53)	34
2008	15.63	0.07	(6.51)	(6.44)	–	(0.33)	(0.33)	0.01	8.87	(40.98)	28,245	1.79	1.78	1.66	0.58	43
2007	17.27	(0.14)	1.33	1.19	(0.43)	(2.40)	(2.83)	–	15.63	6.90	27,224	1.72	1.71	1.66	(0.21)	49
Royce Micro-Cap Fund – Consultant Class
2011	$15.91	$(0.21)	$(1.84)	$(2.05)	$(0.05)	$(0.70)	$(0.75)	$–	$13.11	(12.86)%	$134,752	2.42%	2.42%	2.42%	(1.41)%	35%
2010	12.45	(0.15)	3.74	3.59	(0.13)	–	(0.13)	–	15.91	28.85	181,746	2.43	2.43	2.43	(1.20)	36
2009	8.14	(0.13)	4.53	4.40	(0.09)	–	(0.09)	–	12.45	54.14	149,454	2.46	2.46	2.46	(1.30)	34
2008	14.51	0.00	(6.04)	(6.04)	–	(0.33)	(0.33)	–	8.14	(41.46)	103,038	2.45	2.45	2.45	0.02	43
2007	16.21	(0.16)	1.13	0.97	(0.27)	(2.40)	(2.67)	–	14.51	6.01	203,044	2.45	2.45	2.45	(1.06)	49
Royce Premier Fund – Investment Class
2011	$20.35	$(0.02)	$(0.17)	$(0.19)	$(0.05)	$(1.59)	$(1.64)	$–	$18.52	(0.86)%	$4,539,127	1.09%	1.09%	1.09%	(0.11)%	18%
2010	16.31	(0.01)	4.32	4.31	–	(0.27)	(0.27)	–	20.35	26.46	4,961,891	1.12	1.12	1.12	(0.07)	10
2009	12.24	(0.02)	4.09	4.07	–	–	–	–	16.31	33.25	3,911,502	1.15	1.15	1.15	(0.14)	14
2008	17.36	0.02	(4.94)	(4.92)	–	(0.20)	(0.20)	–	12.24	(28.29)	2,634,045	1.13	1.12	1.12	0.15	11
2007	17.66	0.07	2.21	2.28	(0.28)	(2.30)	(2.58)	–	17.36	12.73	3,702,043	1.10	1.10	1.10	0.29	21
Royce Premier Fund – Service Class
2011	$20.07	$(0.07)	$(0.16)	$(0.23)	$(0.02)	$(1.59)	$(1.61)	$–	$18.23	(1.07)%	$628,824	1.34%	1.34%	1.32%	(0.33)%	18%
2010	16.12	(0.05)	4.27	4.22	–	(0.27)	(0.27)	–	20.07	26.22	584,817	1.39	1.39	1.37	(0.30)	10
2009	12.14	(0.06)	4.04	3.98	–	–	–	–	16.12	32.78	377,079	1.44	1.44	1.43	(0.41)	14
2008	17.25	(0.01)	(4.91)	(4.92)	–	(0.20)	(0.20)	0.01	12.14	(28.41)	209,647	1.37	1.37	1.34	(0.06)	11
2007	17.56	0.01	2.23	2.24	(0.25)	(2.30)	(2.55)	–	17.25	12.56	246,313	1.38	1.38	1.29	0.12	21
Royce Premier Fund – Consultant Class
2011	$18.81	$(0.21)	$(0.14)	$(0.35)	$–	$(1.59)	$(1.59)	$–	$16.87	(1.80)%	$59,766	2.05%	2.05%	2.05%	(1.07)%	18%
2010	15.24	(0.17)	4.01	3.84	–	(0.27)	(0.27)	–	18.81	25.24	71,686	2.08	2.08	2.08	(1.04)	10
2009	11.55	(0.15)	3.84	3.69	–	–	–	–	15.24	31.95	58,241	2.14	2.14	2.14	(1.13)	14
2008	16.57	(0.13)	(4.69)	(4.82)	–	(0.20)	(0.20)	–	11.55	(29.04)	28,977	2.12	2.11	2.11	(0.84)	11
2007	16.96	(0.13)	2.13	2.00	(0.09)	(2.30)	(2.39)	–	16.57	11.60	51,700	2.10	2.09	2.09	(0.70)	21
Royce Premier Fund – Institutional Class
2011	$20.49	$0.00	$(0.16)	$(0.16)	$(0.08)	$(1.59)	$(1.67)	$–	$18.66	(0.73)%	$813,837	0.97%	0.97%	0.97%	0.02%	18%
2010	16.40	0.01	4.35	4.36	–	(0.27)	(0.27)	–	20.49	26.62	706,870	0.99	0.99	0.99	0.07	10
2009	12.30	(0.00)	4.10	4.10	–	–	–	–	16.40	33.33	516,900	1.03	1.03	1.03	(0.01)	14
2008	17.42	0.04	(4.96)	(4.92)	–	(0.20)	(0.20)	–	12.30	(28.19)	352,804	1.01	1.01	1.01	0.27	11
2007	17.71	0.06	2.25	2.31	(0.30)	(2.30)	(2.60)	–	17.42	12.86	450,492	1.01	1.00	1.00	0.40	21

122 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Premier Fund – W Class
2011	$20.40	$(0.01)	$(0.15)	$(0.16)	$(0.08)	$(1.59)	$(1.67)	$–	$18.57	(0.75)%		$549,648	1.00%	1.00%	1.00%	(0.01)%		18%
2010	16.33	0.01	4.33	4.34	–	(0.27)	(0.27)	–	20.40	26.61		425,397	1.02	1.02	1.02	0.04		10
2009	12.25	(0.01)	4.09	4.08	–	–	–	–	16.33	33.31		319,120	1.07	1.07	1.07	(0.06)		14
2008	17.36	0.04	(4.95)	(4.91)	–	(0.20)	(0.20)	–	12.25	(28.23)		234,618	1.04	1.04	1.04	0.23		11
2007	17.67	0.07	2.21	2.28	(0.29)	(2.30)	(2.59)	–	17.36	12.72		332,720	1.05	1.05	1.05	0.34		21
Royce Premier Fund – R Class [b]
2011	$19.91	$(0.14)	$(0.15)	$(0.29)	$(0.04)	$(1.59)	$(1.63)	$–	$17.99	(1.38)%		$23,653	1.66%	1.66%	1.66%	(0.63)%		18%
2010	16.07	(0.11)	4.22	4.11	–	(0.27)	(0.27)	–	19.91	25.61		10,185	1.78	1.78	1.78	(0.64)		10
2009	12.15	(0.12)	4.04	3.92	–	–	–	–	16.07	32.26		2,634	2.26	2.26	1.84	(0.83)		14
2008	17.36	(0.08)	(4.93)	(5.01)	–	(0.20)	(0.20)	–	12.15	(28.81)		396	3.97	3.97	1.84	(0.54)		11
2007	20.38	(0.02)	(0.49)	(0.51)	(0.21)	(2.30)	(2.51)	–	17.36	(2.67	) [1]	97	14.23 [2]	14.23 [2]	1.74 [2]	(0.18	) [2]	21
Royce Premier Fund – K Class [c]
2011	$10.46	$(0.05)	$(0.09)	$(0.14)	$(0.06)	$(1.59)	$(1.65)	$–	$8.67	(1.20)%		$8,776	1.49%	1.49%	1.49%	(0.46)%		18%
2010	8.53	(0.04)	2.24	2.20	–	(0.27)	(0.27)	–	10.46	25.86		3,845	1.63	1.63	1.59	(0.47)		10
2009	6.44	(0.05)	2.14	2.09	–	–	–	–	8.53	32.45		1,551	2.39	2.39	1.59	(0.60)		14
2008	10.00	(0.02)	(3.34)	(3.36)	–	(0.20)	(0.20)	–	6.44	(33.51	) [1]	35	35.36 [2]	35.36 [2]	1.59 [2]	(0.38	) [2]	11
Royce Low-Priced Stock Fund – Investment Class [d]
2011	$18.31	$(0.06)	$(2.57)	$(2.63)	$(0.14)	$(1.20)	$(1.34)	$–	$14.34	(14.37)%		$276,247	1.26%	1.26%	1.24%	(0.15)%		22%
2010	14.08	(0.03)	4.50	4.47	(0.10)	(0.14)	(0.24)	–	18.31	31.77		148,144	1.26	1.26	1.24	(0.10)		24
2009	9.17	(0.01)	4.96	4.95	(0.04)	–	(0.04)	–	14.08	54.04		94,966	1.27	1.27	1.24	(0.14)		22
2008	14.75	0.03	(5.35)	(5.32)	–	(0.27)	(0.27)	0.01	9.17	(35.77)		65,004	1.24	1.24	1.24	0.29		39
2007	17.06	(2.35)	2.58	0.23	(0.49)	(2.05)	(2.54)	–	14.75	1.15	[1]	29,260	2.11 [2]	2.12 [2]	1.24 [2]	0.44	[2]	30
Royce Low-Priced Stock Fund – Service Class
2011	$18.26	$(0.06)	$(2.60)	$(2.66)	$(0.09)	$(1.20)	$(1.29)	$–	$14.31	(14.58)%		$2,489,189	1.56%	1.56%	1.49%	(0.39)%		22%
2010	14.05	(0.05)	4.47	4.42	(0.07)	(0.14)	(0.21)	–	18.26	31.49		3,456,142	1.60	1.60	1.49	(0.37)		24
2009	9.16	(0.04)	4.95	4.91	(0.02)	–	(0.02)	–	14.05	53.58		2,669,235	1.60	1.60	1.49	(0.38)		22
2008	14.78	(0.01)	(5.34)	(5.35)	–	(0.27)	(0.27)	–	9.16	(35.97)		1,870,016	1.56	1.55	1.49	(0.10)		39
2007	16.83	0.02	0.40	0.42	(0.42)	(2.05)	(2.47)	–	14.78	2.32		3,337,488	1.53	1.53	1.49	(0.16)		30
Royce Low-Priced Stock Fund – Institutional Class
2011	$18.33	$(0.01)	$(2.61)	$(2.62)	$(0.15)	$(1.20)	$(1.35)	$–	$14.36	(14.35)%		$991,706	1.17%	1.17%	1.17%	(0.07)%		22%
2010	14.09	(0.02)	4.50	4.48	(0.10)	(0.14)	(0.24)	–	18.33	31.82		1,077,659	1.18	1.18	1.18	(0.04)		24
2009	9.18	(0.01)	4.96	4.95	(0.04)	–	(0.04)	–	14.09	53.97		673,846	1.24	1.24	1.24	(0.15)		22
2008	14.76	0.03	(5.34)	(5.31)	–	(0.27)	(0.27)	–	9.18	(35.75)		553,070	1.18	1.18	1.18	0.22		39
2007	16.82	(0.04)	0.51	0.47	(0.48)	(2.05)	(2.53)	–	14.76	2.61		869,042	1.22	1.22	1.22	0.12		30
Royce Low-Priced Stock Fund – R Class [b]
2011	$18.05	$(0.19)	$(2.49)	$(2.68)	$(0.12)	$(1.20)	$(1.32)	$–	$14.05	(14.86)%		$7,337	1.95%	1.95%	1.84%	(0.72)%		22%
2010	13.95	(0.12)	4.44	4.32	(0.08)	(0.14)	(0.22)	–	18.05	31.00		2,925	2.21	2.21	1.84	(0.67)		24
2009	9.11	(0.09)	4.92	4.83	(0.00)	–	(0.00)	0.01	13.95	53.13		1,134	3.02	3.02	1.84	(0.76)		22
2008	14.76	(0.05)	(5.33)	(5.38)	–	(0.27)	(0.27)	–	9.11	(36.22)		74	10.95	10.94	1.84	(0.42)		39
2007	18.69	(0.02)	(1.44)	(1.46)	(0.42)	(2.05)	(2.47)	–	14.76	(7.96	) [1]	92	11.93 [2]	11.93 [2]	1.74 [2]	(0.28	) [2]	30
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 123

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Low-Priced Stock Fund – K Class [c]
2011	$11.70	$(0.08)	$(1.63)	$(1.71)	$(0.14)	$(1.20)	$(1.34)	$–	$8.65	(14.71)%		$8,719	1.68%	1.68%	1.59%	(0.48)%		22%
2010	9.09	(0.08)	2.93	2.85	(0.10)	(0.14)	(0.24)	–	11.70	31.44		4,782	1.78	1.78	1.59	(0.40)		24
2009	5.95	(0.10)	3.28	3.18	(0.04)	–	(0.04)	–	9.09	53.45		676	4.75	4.75	1.59	(0.44)		22
2008	10.00	(0.01)	(3.77)	(3.78)	–	(0.27)	(0.27)	–	5.95	(37.47	) [1]	30	40.19 [2]	40.19 [2]	1.59 [2]	(0.19	) [2]	39
Royce Total Return Fund – Investment Class
2011	$13.17	$0.15	$(0.37)	$(0.22)	$(0.12)	$(0.15)	$(0.27)	$–	$12.68	(1.68)%		$3,106,208	1.12%	1.12%	1.12%	0.10%		21%
2010	10.81	0.19	2.32	2.51	(0.15)	–	(0.15)	–	13.17	23.47		3,562,002	1.14	1.14	1.14	1.64%		15
2009	8.70	0.16	2.09	2.25	(0.14)	–	(0.14)	–	10.81	26.22		3,077,099	1.17	1.17	1.17	1.74		20
2008	12.93	0.20	(4.20)	(4.00)	(0.23)	(0.00)	(0.23)	–	8.70	(31.17)		2,577,031	1.12	1.12	1.12	1.69		25
2007	13.75	0.19	0.16	0.35	(0.17)	(1.00)	(1.17)	–	12.93	2.39		4,214,156	1.08	1.08	1.08	1.29		27
Royce Total Return Fund – Service Class
2011	$13.19	$0.11	$(0.38)	$(0.27)	$(0.06)	$(0.15)	$(0.21)	$–	$12.71	(2.01)%		$282,704	1.41%	1.41%	1.41%	0.82%		21%
2010	10.81	0.16	2.32	2.48	(0.10)	–	(0.10)	–	13.19	23.11		295,656	1.42	1.42	1.42	1.39		15
2009	8.67	0.14	2.09	2.23	(0.10)	–	(0.10)	0.01	10.81	26.16		215,939	1.42	1.42	1.42	1.49		20
2008	12.82	0.17	(4.16)	(3.99)	(0.18)	(0.00)	(0.18)	0.02	8.67	(31.17)		155,644	1.37	1.37	1.34	1.49		25
2007	13.61	0.15	0.17	0.32	(0.11)	(1.00)	(1.11)	–	12.82	2.20		268,562	1.39	1.39	1.29	1.09		27
Royce Total Return Fund – Consultant Class
2011	$13.27	$0.02	$(0.37)	$(0.35)	$–	$(0.15)	$(0.15)	$–	$12.77	(2.64)%		$328,610	2.07%	2.07%	2.07%	0.15%		21%
2010	10.90	0.08	2.33	2.41	(0.04)	–	(0.04)	–	13.27	22.18		391,886	2.09	2.09	2.09	0.68		15
2009	8.76	0.07	2.12	2.19	(0.05)	–	(0.05)	–	10.90	25.12		366,367	2.12	2.12	2.12	0.78		20
2008	12.91	0.08	(4.18)	(4.10)	(0.05)	(0.00)	(0.05)	–	8.76	(31.83)		354,384	2.09	2.08	2.08	0.71		25
2007	13.73	0.04	0.17	0.21	(0.03)	(1.00)	(1.03)	–	12.91	1.35		648,191	2.08	2.07	2.07	0.30		27
Royce Total Return Fund – Institutional Class
2011	$13.14	$0.16	$(0.37)	$(0.21)	$(0.14)	$(0.15)	$(0.29)	$–	$12.64	(1.55)%		$390,277	1.00%	1.00%	1.00%	1.26%		21%
2010	10.80	0.21	2.31	2.52	(0.18	–	(0.18)	–	13.14	23.56		356,038	1.01	1.01	1.01	1.79		15
2009	8.70	0.17	2.09	2.26	(0.16)	–	(0.16)	–	10.80	26.41		264,041	1.04	1.04	1.04	1.87		20
2008	12.95	0.20	(4.19)	(3.99)	(0.26)	(0.00)	(0.26)	–	8.70	(31.09)		191,014	1.00	0.99	0.99	1.82		25
2007	13.77	0.20	0.17	0.37	(0.19)	(1.00)	(1.19)	–	12.95	2.52		257,066	0.99	0.99	0.99	1.38		27
Royce Total Return Fund – W Class
2011	$13.19	$0.16	$(0.37)	$(0.21)	$(0.14)	$(0.15)	$(0.29)	$–	$12.69	(1.58)%		$132,488	1.05%	1.05%	1.05%	1.27%		21%
2010	10.83	0.20	2.32	2.52	(0.16	–	(0.16	–	13.19	23.44		75,063	1.09	1.09	1.09	1.74		15
2009	8.71	0.16	2.10	2.26	(0.14)	–	(0.14)	–	10.83	26.28		48,058	1.13	1.13	1.13	1.78		20
2008	12.95	0.23	(4.23)	(4.00)	(0.24)	(0.00)	(0.24)	–	8.71	(31.18)		65,260	1.08	1.08	1.08	1.66		25
2007	13.76	0.19	0.18	0.37	(0.18)	(1.00)	(1.18)	–	12.95	2.49		250,178	1.06	1.06	1.06	1.31		27
Royce Total Return Fund – R Class [b]
2011	$13.28	$0.08	$(0.38)	$(0.30)	$(0.04)	$(0.15)	$(0.19)	$–	$12.79	(2.23)%		$34,695	1.68%	1.68%	1.68%	0.62%		21%
2010	10.88	0.15	2.32	2.47	(0.07	–	(0.07)	–	13.28	22.76		20,011	1.71	1.71	1.71	1.20		15
2008	8.74	0.10	2.10	2.20	(0.06)	–	(0.06)	–	10.88	25.43		6,450	1.85	1.85	1.84	1.05		20
2008	12.93	0.11	(4.19)	(4.08)	(0.11)	(0.00)	(0.11)	–	8.74	(31.67)		2,946	2.03	2.02	1.84	1.10		25
2007	14.89	(0.02)	(0.87)	(0.89)	(0.07)	(1.00)	(1.07)	–	12.93	(6.15	) [1]	1,224	6.15 [2]	6.14 [2]	1.74 [2]	0.78	[2]	27

124 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total		Net Assets, End of Period	Prior to Fee Waivers and	Prior to Fee	Net of Fee	Income (Loss) to Average		Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return		(in thousands)	Balance Credits	Waivers	Waivers	Net Assets		Rate

Royce Total Return Fund – K Class [e]
2011	$10.31	$0.09	$(0.30)	$(0.21)	$(0.05)	$(0.15)	$(0.20)	$–	$9.90	(1.97)%		$177,812	1.44%	1.44%	1.44%	0.90%		21%
2010	8.47	0.13	(1.81)	(1.94)	(0.10)	–	(0.10)	–	10.31	23.08		95,319	1.43	1.43	1.43	1.46		15
2009	6.81	0.11	1.63	1.74	(0.08)	–	(0.08)	–	8.47	25.89		43,281	1.42	1.42	1.42	1.44		20
2008	10.00	0.02	(3.07)	(3.05)	(0.14)	(0.00)	(0.14)	–	6.81	(30.56)[1]		14,064	1.46 [2]	1.46 [2]	1.46 [2]	1.81	[2]	25
Royce Heritage Fund – Investment Class [d]
2011	$15.10	$0.01	$(1.41)	$(1.40)	$(0.05)	$(0.59)	$(0.64)	$0.01	$13.07	(9.16)%		$21,088	1.22%	1.22%	1.22%	0.15%		51%
2010	12.12	0.04	3.31	3.35	(0.08)	(0.29)	(0.37)	–	15.10	27.71%		13,313	1.25	1.25	1.24	0.35		66
2009	7.97	0.02	4.13	4.15	–	–	–	–	12.12	52.07		10,052	1.34	1.34	1.24	0.19		59
2008	12.88	0.04	(4.70)	(4.66)	–	(0.25)	(0.25)	–	7.97	(36.07)		5,522	1.39	1.38	1.24	0.40		128
2007	14.03	(0.01)	0.28	0.27	–	(1.42)	(1.42)	–	12.88	1.64	[1]	8,884	3.33 [2]	3.33 [2]	1.24 [2]	(0.06	) [2]	138
Royce Heritage Fund – Service Class
2011	$15.03	$(0.01)	$(1.40)	$(1.41)	$(0.03)	$(0.59)	$(0.62)	$–	$13.00	(9.39)%		$218,770	1.47%	1.47%	1.44%	(0.07)%		51%
2010	12.07	0.03	3.28	3.31	(0.06)	(0.29)	(0.35)	–	15.03	27.50		243,822	1.47	1.47	1.38	0.21		66
2009	7.95	(0.00)	4.12	4.12	–	–	–	–	12.07	51.82		182,690	1.51	1.51	1.42	(0.02)		59
2008	12.88	0.02	(4.70)	(4.68)	–	(0.25)	(0.25)	–	7.95	(36.22)		78,526	1.50	1.49	1.49	0.14		128
2007	14.09	(0.02)	0.22	0.20	–	(1.42)	(1.42)	0.01	12.88	1.20		103,652	1.42	1.42	1.27	(0.10)		138
Royce Heritage Fund – Consultant Class
2011	$12.50	$(0.11)	$(1.16)	$(1.27)	$–	$(0.59)	$(0.59)	$–	$10.64	(10.14)%		$13,850	2.28%	2.28%	2.28%	(0.91)%		51%
2010	10.14	(0.08)	2.73	2.65	–	(0.29)	(0.29)	–	12.50	26.22		12,801	2.36	2.36	2.36	(0.77)		66
2009	6.75	(0.09)	3.48	3.39	–	–	–	–	10.14	50.22		7,485	2.55	2.55	2.49	(1.05)		59
2008	11.10	(0.08)	(4.03)	(4.11)	–	(0.25)	(0.25)	0.01	6.75	(36.81)		4,609	2.69	2.68	2.49	(0.86)		128
2007	12.47	(0.17)	0.21	0.04	–	(1.42)	(1.42)	0.01	11.10	0.07		6,728	2.61	2.60	2.49	(1.33)		138
Royce Heritage Fund – R Class [c]
2011	$11.63	$(0.06)	$(1.07)	$(1.13)	$(0.04)	$(0.59)	$(0.63)	$–	$9.87	(9.73)%		$4,081	1.90%	1.90%	1.84%	(0.45)%		51%
2010	9.43	(0.03)	2.55	2.52	(0.03)	(0.29)	(0.32)	–	11.63	26.84		1,909	2.22	2.22	1.84	(0.25)		66
2009	6.23	(0.05)	3.25	3.20	–	–	–	–	9.43	51.36		832	4.03	4.03	1.84	(0.56)		59
2008	10.00	(0.01)	(3.51)	(3.52)	–	(0.25)	(0.25)	–	6.23	(35.05	) [1]	65	19.77 [2]	19.76 [2]	1.84 [2]	(0.27	)% [2]	128
Royce Heritage Fund – K Class [c]
2011	$11.68	$(0.04)	$(1.08)	$(1.12)	$(0.04)	$(0.59)	$(0.63)	$–	$9.93	(9.53)%		$7,787	1.66%	1.66%	1.59%	(0.24)%		51%
2010	9.46	(0.03)	2.60	2.57	(0.60)	(0.29)	(0.35)	–	11.68	27.29		5,214	1.67	1.67	1.59	(0.00)		66
2009	6.24	(0.02)	3.24	3.22	–	–	–	–	9.46	51.60		287	5.82	5.82	1.59	(0.26)		59
2008	10.00	(0.00)	(3.51)	(3.51)	–	(0.25)	(0.25)	–	6.24	(34.95	) [1]	65	19.53 [2]	19.53 [2]	1.59 [2]	(0.02	) [2]	128
Royce Opportunity Fund – Investment Class
2011	$12.08	$(0.04)	$(1.53)	$(1.57)	$–	$(0.19)	$(0.19)	$–	$10.32	(12.95)%		$878,824	1.16%	1.16%	1.16%	(0.38)%		35%
2010	9.03	(0.04)	3.09	3.05	–	–	–	–	12.08	33.78		1,170,607	1.17	1.17	1.17	(0.44)		47
2009	5.57	(0.03)	3.49	3.46	(0.00)	–	(0.00)	–	9.03	62.14		836,268	1.22	1.22	1.22	(0.43)		44
2008	11.02	0.06	(5.12)	(5.06)	(0.05)	(0.34)	(0.39)	–	5.57	(45.73)		581,860	1.17	1.17	1.17	0.63		52
2007	13.04	0.06	(0.27)	(0.21)	(0.07)	(1.74)	(1.81)	–	11.02	(2.00)		1,550,045	1.11	1.10	1.10	0.36		50

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 125

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Opportunity Fund – Service Class
2011	$11.78	$(0.08)	$(1.49)	$(1.57)	$–	$(0.19)	$(0.19)	$0.01	$10.03	(13.20)%		$160,496	1.48%	1.48%	1.48%	(0.73)%		35%
2010	8.83	(0.08)	3.03	2.95	–	–	–	–	11.78	33.41		312,728	1.46	1.46	1.46	(0.78)		47
2009	5.46	(0.05)	3.42	3.37	–	–	–	–	8.83	61.72		298,410	1.47	1.47	1.47	(0.69)		44
2008	10.80	0.04	(5.00)	(4.96)	(0.04)	(0.34)	(0.38)	–	5.46	(45.76)		162,607	1.41	1.41	1.34	0.40		52
2007	12.82	0.02	(0.25)	(0.23)	(0.05)	(1.74)	(1.79)	–	10.80	(2.22)		293,012	1.39	1.39	1.29	0.14		50
Royce Opportunity Fund – Consultant Class
2011	$11.46	$(0.15)	$(1.45)	$(1.60)	$–	$(0.19)	$(0.19)	$–	$9.67	(13.91)%		$11,884	2.24%	2.24%	2.24%	(1.44)%		35%
2010	8.66	(0.15)	2.95	2.80	–	–	–	–	11.46	32.33		13,126	2.29	2.29	2.29	(1.56)		47
2009	5.42	(0.11)	3.35	3.24	–	–	–	–	8.66	59.78		7,500	2.45	2.45	2.45	(1.66)		44
2008	10.78	(0.07)	(4.95)	(5.02)	–	(0.34)	(0.34)	–	5.42	(46.40)		4,707	2.48	2.47	2.47	(0.74)		52
2007	12.90	(0.14)	(0.24)	(0.38)	–	(1.74)	(1.74)	–	10.78	(3.34)		7,982	2.48	2.46	2.46	(1.03)		50
Royce Opportunity Fund – Institutional Class
2011	$12.16	$(0.03)	$(1.54)	$(1.57)	$–	$(0.19)	$(0.19)	$–	$10.40	(12.86)%		$574,826	1.03%	1.03%	1.03%	(0.24)%		35%
2010	9.07	(0.03)	3.12	3.09	–	–	–	–	12.16	34.07		702,220	1.04	1.04	1.04	(0.32)		47
2009	5.60	(0.02)	3.50	3.48	(0.01)	–	(0.01)	–	9.07	62.23		502,300	1.04	1.04	1.04	(0.26)		44
2008	11.09	0.05	(5.13)	(5.08)	(0.07)	(0.34)	(0.41)	–	5.60	(45.66)		310,272	1.04	1.04	1.04	0.60		52
2007	13.11	0.06	(0.25)	(0.19)	(0.09)	(1.74)	(1.83)	–	11.09	(1.89)		333,452	1.02	1.02	1.02	0.47		50
Royce Opportunity Fund – R Class [b]
2011	$11.78	$(0.10)	$(1.51)	$(1.61)	$–	$(0.19)	$(0.19)	$–	$9.98	(13.62)%		$3,088	2.03%	2.03%	1.84%	(0.98)%		35%
2010	8.86	(0.11)	3.03	2.92	–	–	–	–	11.78	32.96		1,407	2.88	2.88	1.84	(1.06)		47
2009	5.50	(0.07)	3.43	3.36	–	–	–	–	8.86	61.09		341	9.91	9.91	1.84	(1.05)		44
2008	11.02	(0.06)	(5.08)	(5.14)	(0.04)	(0.34)	(0.38)	–	5.50	(46.50)		64	18.28	18.27	1.84	(0.04)		52
2007	14.43	(0.08)	(1.57)	(1.65)	(0.02)	(1.74)	(1.76)	–	11.02	(11.77	) [1]	88	14.59 [2]	14.59 [2]	1.74 [2]	(0.92	) [2]	50
Royce Opportunity Fund – K Class [c]
2011	$10.98	$(0.07)	$(1.39)	$(1.46)	$–	$(0.19)	$(0.19)	$–	$9.33	(13.25)%		$6,484	1.46%	1.46%	1.46%	(0.68)%		35%
2010	8.24	(0.07)	2.81	2.74	–	–	–	–	10.98	33.25		6,657	1.63	1.63	1.59	(0.76)		47
2009	5.11	(0.06)	3.19	3.13	–	–	–	–	8.24	61.25		286	6.85	6.85	1.59	(0.86)		44
2008	10.00	(0.00)	(4.51)	(4.51)	(0.04)	(0.34)	(0.38)	–	5.11	(44.92)[1]		24	44.39 [2]	44.39 [2]	1.59 [2]	(0.06)[3]		52
Royce Special Equity Fund – Investment Class
2011	$20.87	$(0.05	$(0.05)	$0.00	$(0.09)	$(1.08)	$(1.17)	$–	$19.70	0.08%		$1,677,393	1.15%	1.15%	1.15%	0.23%		23%
2010	17.50	0.14	3.29	3.43	(0.06)	–	(0.06)	–	20.87	19.61		1,487,632	1.17	1.16	1.16	0.78		21
2009	13.69	0.07	3.80	3.87	(0.07)	–	(0.07)	0.01	17.50	28.38		842,678	1.17	1.17	1.17	0.62		10
2008	18.27	0.21	(3.83)	(3.62)	(0.21)	(0.75)	(0.96)	–	13.69	(19.62)		316,558	1.15	1.15	1.15	1.32		27
2007	19.72	0.13	0.86	0.99	(0.12)	(2.32)	(2.44)	–	18.27	4.74		385,864	1.12	1.11	1.11	0.57		29
Royce Special Equity Fund – Service Class
2011	$20.83	$(0.00	$(0.05)	$(0.05)	$(0.05)	$(1.08)	$(1.13)	$0.01	$19.66	(0.12)%		$216,143	1.45%	1.45%	1.39%	0.00%		23%
2010	17.48	0.10	3.27	3.37	(0.03)	–	(0.03)	0.01	20.83	19.33		160,870	1.48	1.48	1.39	0.56		21
2009	13.69	(0.00)	3.84	3.84	(0.06)	–	(0.06)	0.01	17.48	28.11		72,360	1.52	1.52	1.39	0.29		10
2008	18.28	0.11	(3.77)	(3.66)	(0.19)	(0.75)	(0.94)	0.01	13.69	(19.74)		9,549	1.83	1.82	1.35	1.27		27
2007	19.73	0.03	0.92	0.95	(0.09)	(2.32)	(2.41)	0.01	18.28	4.58		2,758	2.04	2.03	1.35	0.27		29

126 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net						Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Fund – Consultant Class
2011	$20.16	$(0.15)	$(0.05)	$(0.20)	$–	$(1.08)	$(1.08)	$–	$18.88	(0.93)%	$50,253	2.16%	2.16%	2.16%	(0.77)%	23%
2010	17.03	(0.04)	3.17	3.13	–	–	–	–	20.16	18.38	38,497	2.17	2.17	2.17	(0.22)	21
2009	13.42	(0.06)	3.67	3.61	–	–	–	–	17.03	26.90	20,891	2.23	2.23	2.23	(0.41)	10
2008	17.87	0.03	(3.72)	(3.69)	(0.01)	(0.75)	(0.76)	–	13.42	(20.46)	11,460	2.26	2.26	2.26	0.18	27
2007	19.43	(0.10)	0.86	0.76	–	(2.32)	(2.32)	–	17.87	3.63	15,778	2.20	2.19	2.19	(0.50)	29
Royce Special Equity Fund – Institutional Class
2011	$20.79	$0.07	$(0.03)	$0.04	$(0.12)	$(1.08)	$(1.20)	$–	$19.63	0.25%	$481,855	1.03%	1.03%	1.03%	0.36%	23%
2010	17.44	0.16	3.27	3.43	(0.08)	–	(0.08)	–	20.79	19.69	445,168	1.04	1.04	1.04	0.91	21
2009	13.65	0.11	3.77	3.88	(0.09)	–	(0.09)	–	17.44	28.42	280,253	1.05	1.05	1.05	0.81	10
2008	18.22	0.21	(3.80)	(3.59)	(0.23)	(0.75)	(0.98)	–	13.65	(19.52)	161,840	1.05	1.05	1.05	1.43	27
2007	19.68	0.13	0.87	1.00	(0.14)	(2.32)	(2.46)	–	18.22	4.79	157,100	1.04	1.04	1.04	0.64	29
Royce Value Fund – Investment Class [d]
2011	$12.70	$0.00	$(0.92)	$(0.92)	$(0.07)	$(0.75)	$(0.82)	$0.01	$10.97	(7.17)%	$218,126	1.17%	1.17%	1.17%	0.09%	35%
2010	10.16	0.03	2.55	2.58	(0.04)	–	(0.04)	–	12.70	25.42	115,007	1.16	1.16	1.16	0.32	35
2009	7.00	0.01	3.15	3.16	–	–	–	–	10.16	45.14	67,249	1.14	1.14	1.14	0.06	49
2008	10.62	(0.01)	(3.61)	(3.62)	–	–	–	–	7.00	(34.09)	18,993	1.16	1.16	1.16	(0.06)	41
2007	11.22	(0.32)	0.60	0.28	(0.19)	(0.69)	(0.88)	–	10.62	2.36 [1]	13,233	1.89 [2]	1.88 [2]	1.24 [2]	0.06 [2]	67
Royce Value Fund – Service Class
2011	$12.65	$(0.03)	$(0.92)	$(0.95)	$(0.02)	$(0.75)	$(0.77)	$0.01	$10.94	(7.41)%	$1,083,903	1.45%	1.45%	1.44%	(0.23)%	35%
2010	10.13	0.00	2.53	2.53	(0.01)	–	(0.01)	–	12.65	24.97	1,415,766	1.46	1.46	1.44	0.04	35
2009	7.00	(0.03)	3.16	3.13	–	–	–	–	10.13	44.71	1,178,806	1.47	1.47	1.45	(0.31)	49
2008	10.64	(0.03)	(3.62)	(3.65)	–	–	–	0.01	7.00	(34.21)	704,406	1.45	1.45	1.45	(0.34)	41
2007	11.06	(0.03)	0.45	0.42	(0.16)	(0.69)	(0.85)	0.01	10.64	3.77	663,808	1.43	1.43	1.36	(0.08)	67
Royce Value Fund – Consultant Class
2011	$12.21	$(0.11)	$(0.89)	$(1.00)	$–	$(0.75)	$(0.75)	$–	$10.46	(8.20)%	$36,104	2.17%	2.17%	2.17%	(0.94)%	35%
2010	9.84	(0.07)	2.44	2.37	–	–	–	–	12.21	24.09	35,167	2.18	2.18	2.18	(0.69)	35
2009	6.85	(0.09)	3.08	2.99	–	–	–	–	9.84	43.65	27,625	2.23	2.23	2.23	(1.09)	49
2008	10.50	(0.11)	(3.54)	(3.65)	–	–	–	–	6.85	(34.76)	15,915	2.29	2.28	2.28	(1.18)	41
2007	10.98	(0.16)	0.45	0.29	(0.09)	(0.69)	(0.78)	0.01	10.50	2.65	14,374	2.35	2.33	2.33	(1.05)	67
Royce Value Fund – Institutional Class
2011	$12.71	$0.03	$(0.94)	$(0.91)	$(0.07)	$(0.75)	$(0.82)	$–	$10.98	(7.12)%	$190,591	1.04%	1.04%	1.04%	0.19%	35%
2010	10.17	0.05	2.54	2.59	(0.05)	–	(0.05)	–	12.71	25.52	219,111	1.04	1.04	1.04	0.45	35
2009	7.00	0.01	3.16	3.17	–	–	–	–	10.17	45.29	167,215	1.04	1.04	1.04	0.10	49
2008	10.61	0.00	(3.61)	(3.61)	–	–	–	–	7.00	(34.02)	114,244	1.04	1.04	1.04	0.03	41
2007	11.04	0.02	0.43	0.45	(0.19)	(0.69)	(0.88)	–	10.61	4.00	172,877	1.03	1.03	1.03	0.25	67

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 127

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Value Fund – R Class [f]
2011	$12.54	$(0.06)	$(0.91)	$(0.97)	$(0.04)	$(0.75)	$(0.79)	$–	$10.78	(7.75)%		$34,151	1.68%	1.68%	1.68%	(0.44)%		35%
2010	10.05	(0.02)	2.51	2.49	(0.00)	–	(0.00)	–	12.54	24.81		26,524	1.68	1.67	1.67	(0.16)		35
2009	6.97	(0.06)	3.14	3.08	–	–	–	–	10.05	44.19		6,114	2.08	2.08	1.84	(0.68)		49
2008	10.63	(0.06)	(3.62)	(3.68)	–	–	–	0.02	6.97	(34.43)		326	6.72	6.71	1.84	(0.68)		41
2007	11.64	(0.01)	(0.14)	(0.15)	(0.17)	(0.69)	(0.86)	–	10.63	(1.39	) [1]	99	16.39 [2]	16.39 [2]	1.74 [2]	(0.26	) [2]	67
Royce Value Fund – K Class [c]
2011	$10.54	$(0.03)	$(0.77)	$(0.80)	$(0.04)	$(0.75)	$(0.79)	$–	$8.95	(7.54)%		$14,079	1.54%	1.54%	1.54%	(0.33)%		35%
2010	8.46	(0.00)	2.10	2.10	(0.02)	–	(0.02)	–	10.54	24.82		13,195	1.50	1.50	1.50	0.01		35
2009	5.91	(0.03)	2.58	2.55	–	–	–	–	8.46	43.15		4,721	1.73	1.73	1.59	(0.43)		49
2008	10.00	(0.01)	(4.08)	(4.09)	–	–	–	–	5.91	(40.90	) [1]	1,550	9.63 [2]	9.63 [2]	1.59 [2]	(0.35	) [2]	41
Royce Value Plus Fund – Investment Class [d]
2011	$13.52	$(0.06)	$(1.27)	$(1.33)	$(0.15)	$–	$(0.15)	$–	$12.04	(9.79)%		$298,073	1.13%	1.13%	1.13%	(0.42)%		49%
2010	11.31	(0.02)	2.31	2.29	(0.08)	–	(0.08)	–	13.52	20.25		305,161	1.08	1.08	1.08	(0.14)		48
2009	7.97	0.01	3.33	3.34	–	–	–	–	11.31	41.91		261,906	1.06	1.06	1.06	0.13		39
2008	13.80	(0.02)	(5.63)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)		122,043	1.07	1.07	1.07	(0.15)		42
2007	14.38	(0.61)	0.81	0.20	(0.21)	(0.58)	(0.79)	0.01	13.80	1.33	[1]	66,888	1.33 [2]	1.32 [2]	1.24 [2]	(0.24	) [2]	42
Royce Value Plus Fund – Service Class
2011	$13.42	$(0.08)	$(1.26)	$(1.34)	$(0.08)	$–	$(0.08)	$–	$12.00	(9.98)%		$1,417,973	1.44%	1.44%	1.42%	(0.74)%		49%
2010	11.24	(0.06)	2.27	2.21	(0.03)	–	(0.03)	–	13.42	19.70		2,454,325	1.44	1.44	1.42	(0.53)		48
2009	7.95	(0.02)	3.31	3.29	–	–	–	–	11.24	41.38		2,505,017	1.47	1.47	1.45	(0.25)		39
2008	13.81	(0.06)	(5.62)	(5.68)	–	(0.18)	(0.18)	–	7.95	(41.07)		1,709,764	1.44	1.43	1.43	(0.53)		42
2007	14.09	(0.08)	0.54	0.46	(0.17)	(0.58)	(0.75)	0.01	13.81	3.24		2,690,448	1.41	1.40	1.33	(0.37)		42
Royce Value Plus Fund – Consultant Class
2011	$12.99	$(0.19)	$(1.20)	$(1.39)	$–	$–	$–	$–	$11.60	(10.70)%		$20,245	2.19%	2.19%	2.19%	(1.50)%		49%
2010	10.93	(0.14)	2.20	2.06	–	–	–	–	12.99	18.85		30,279	2.16	2.16	2.16	(1.26)		48
2009	7.79	(0.09)	3.23	3.14	–	–	–	–	10.93	40.31		31,154	2.20	2.20	2.20	(0.98)		39
2008	13.65	(0.15)	(5.53)	(5.68)	–	(0.18)	(0.18)	–	7.79	(41.55)		26,024	2.21	2.21	2.21	(1.30)		42
2007	13.97	(0.20)	0.54	0.34	(0.09)	(0.58)	(0.67)	0.01	13.65	2.40		47,409	2.18	2.16	2.16	(1.18)		42
Royce Value Plus Fund – Institutional Class
2011	$13.52	$(0.01)	$(1.30)	$(1.31)	$(0.16)	$–	$(0.16)	$–	$12.05	(9.70)%		$261,425	1.05%	1.05%	1.05%	(0.36)%		49%
2010	11.31	(0.01)	2.30	2.29	(0.08)	–	(0.08)	–	13.52	20.25		425,911	1.04	1.04	1.04	(0.12)		48
2009	7.97	0.01	3.33	3.34	–	–	–	–	11.31	41.91		357,734	1.06	1.06	1.06	0.08		39
2008	13.80	(0.01)	(5.64)	(5.65)	–	(0.18)	(0.18)	–	7.97	(40.88)		143,315	1.04	1.04	1.04	(0.13)		42
2007	14.08	(0.17)	0.68	0.51	(0.21)	(0.58)	(0.79)	–	13.80	3.52		143,312	1.05	1.04	1.04	(0.05)		42
Royce Value Plus Fund – R Class [f]
2011	$13.24	$(0.15)	$(1.23)	$(1.38)	$(0.09)	$–	$(0.09)	$–	$11.77	(10.40)%		$1,079	2.45%	2.45%	1.84%	(1.12)%		49%
2010	11.13	(0.11)	2.26	2.15	(0.04)	–	(0.04)	–	13.24	19.34		942	2.75	2.75	1.84	(0.90)		48
2009	7.91	(0.06)	3.28	3.22	–	–	–	–	11.13	40.71		642	3.76	3.76	1.84	(0.70)		39
2008	13.80	(0.09)	(5.62)	(5.71)	–	(0.18)	(0.18)	–	7.91	(41.31)		331	6.62	6.62	1.84	(0.92)		42
2007	15.16	(0.03)	(0.57)	(0.60)	(0.18)	(0.58)	(0.76)	–	13.80	(4.05	) [1]	96	16.18 [2]	16.18 [2]	1.74 [2]	(0.68	) [2]	42

128 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets			Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits	Prior to Fee Waivers	Net of Fee Waivers	Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Value Plus Fund – K Class [c]
2011	$9.77	$(0.08)	$(0.91)	$(0.99)	$–	$–	$–	$–	$8.78	(10.13)%		$501	1.86%	1.86%	1.59%	(0.86)%		49%
2010	8.22	(0.06)	1.67	1.61	(0.06)	–	(0.06)	–	9.77	19.55		1,851	1.88	1.88	1.59	(0.67)		48
2009	5.82	(0.03)	2.43	2.40	–	–	–	–	8.22	41.24		1,363	2.46	2.45	1.59	(0.38)		39
2008	10.00	(0.04)	(3.96)	(4.00)	–	(0.18)	(0.18)	–	5.82	(39.91	) [1]	31	39.36 [2]	39.36 [2]	1.59 [2]	(0.75	) [2]	42
Royce 100 Fund – Investment Class [d]
2011	$9.82	$(0.03)	$(0.60)	$(0.63)	$(0.00)	$(0.45)	$(0.45)	$–	$8.74	(6.31)%		$63,012	1.17%	1.17%	1.17%	(0.27)%		27%
2010	7.94	0.03	1.96	1.99	–	(0.11)	(0.11)	–	9.82	25.06		66,011	1.17	1.17	1.17	0.33		27
2009	5.74	0.00	2.20	2.20	–	–	–	–	7.94	38.33		35,165	1.22	1.22	1.22	0.03		42
2008	8.23	0.01	(2.41)	(2.40)	–	(0.09)	(0.09)	–	5.74	(29.13)		15,748	1.39	1.39	1.24	0.21		72
2007	8.42	0.00	0.54	0.54	–	(0.73)	(0.73)	–	8.23	6.20	[1]	7,246	3.37 [2]	3.36 [2]	1.24 [2]	0.04	[2]	85
Royce 100 Fund – Service Class
2011	$9.76	$(0.05)	$(0.59)	$(0.64)	$–	$(0.45)	$(0.45)	$–	$8.67	(6.52)%		$310,825	1.47%	1.47%	1.42%	(0.53)%		27%
2010	7.91	0.00	1.96	1.96	–	(0.11)	(0.11)	–	9.76	24.77		366,184	1.50	1.50	1.46	0.03		27
2009	5.73	(0.01)	2.19	2.18	–	–	–	–	7.91	38.05		197,607	1.54	1.54	1.49	(0.19)		42
2008	8.22	(0.01)	(2.40)	(2.41)	–	(0.09)	(0.09)	0.01	5.73	(29.17)		43,882	1.57	1.56	1.49	(0.10)		72
2007	8.32	(0.01)	0.64	0.63	–	(0.73)	(0.73)	–	8.22	7.34		28,749	1.56	1.56	1.31	(0.08)		85
Royce 100 Fund – R Class [c]
2011	$11.72	$(0.10)	$(0.71)	$(0.81)	$–	$(0.45)	$(0.45)	$–	$10.46	(6.88)%		$3,469	2.70%	2.69%	1.84%	(0.88)%		27%
2010	9.52	(0.03)	2.34	2.31	–	(0.11)	(0.11)	–	11.72	24.26		1,358	2.22	2.21	1.84	(0.29)		27
2009	6.93	(0.05)	2.64	2.59	–	–	–	–	9.52	37.37		296	6.58	6.57	1.84	(0.56)		42
2008	10.00	(0.02)	(2.96)	(2.98)	–	(0.09)	(0.09)	–	6.93	(29.78	) [1]	70	18.97 [2]	18.97 [2]	1.84 [2]	(0.44	) [2]	72
Royce 100 Fund – K Class [c]
2011	$11.81	$(0.08)	$(0.72)	$(0.80)	$–	$(0.45)	$(0.45)	$–	$10.56	(6.75)%		$4,447	1.66%	1.66%	1.59%	(0.68)%		27%
2010	9.57	0.02	2.33	2.35	–	(0.11)	(0.11)	–	11.81	24.55		2,915	1.89	1.89	1.59	0.20		27
2009	6.94	(0.03)	2.66	2.63	–	–	–	–	9.57	37.90		186	5.78	5.78	1.59	(0.41)		42
2008	10.00	(0.01)	(2.96)	(2.97)	–	(0.09)	(0.09)	–	6.94	(29.68	) [1]	95	17.55 [2]	17.55 [2]	1.59 [2]	(0.13	) [2]	72
Royce Discovery Fund – Service Class
2011	$5.24	$(0.04)	$(0.09)	$(0.13)	$(0.00)	$–	$(0.00)	$0.01	$5.12	(2.24)%		$3,621	2.99%	2.99%	1.49%	(0.71)%		72%
2010	4.38	(0.01)	0.87	0.86	–	–	–	–	5.24	19.63		3,637	3.04	3.04%	1.49	(0.19)		105
2009	3.48	(0.01)	0.91	0.90	–	–	–	–	4.38	25.86		2,910	3.56	3.56	1.49	(0.30)		13
2008	5.85	(0.01)	(2.06)	(2.07)	–	(0.30)	(0.30)	–	3.48	(35.07)		2,332	2.77	2.77	1.49	(0.22)		63
2007	6.87	(0.02)	(0.49)	(0.51)	–	(0.51)	(0.51)	–	5.85	(7.44)		3,911	2.43	2.43	1.49	(0.35)		105
Royce Financial Services Fund – Service Class
2011	$6.50	$0.05	$(0.78)	$(0.73)	$(0.06)	$–	$(0.06)	$–	$5.71	(11.29)%		$14,096	1.84%	1.84%	1.49%	0.73%		23%
2010	5.57	0.07	0.96	1.03	(0.10)	–	(0.10)	–	6.50	18.45		14,688	1.94	1.94	1.49	1.14		16
2009	4.25	0.04	1.31	1.35	(0.04)	–	(0.04)	0.01	5.57	32.13		13,525	2.06	2.06	1.49	0.90		34
2008	6.71	0.07	(2.46)	(2.39)	(0.05)	(0.03)	(0.08)	0.01	4.25	(35.37)		9,553	2.35	2.34	1.49	1.85		48
2007	7.37	0.08	(0.43)	(0.35)	(0.08)	(0.24)	(0.32)	0.01	6.71	(4.72)		4,650	2.38	2.37	1.49	1.01		36

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 129

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Dividend Value Fund – Investment Class [f]
2011	$6.80	$0.07	$(0.37)	$(0.30)	$(0.07)	$(0.09)	$(0.16)	$–	$6.34	(4.46)%		$85,188	1.20%		1.20%		1.20%		1.14%		14%
2010	5.31	0.09	1.51	1.60	(0.08)	(0.03)	(0.11)	–	6.80	30.46		35,626	1.38		1.38		1.24		1.56		21
2009	3.90	0.07	1.40	1.47	(0.06)	–	(0.06)	–	5.31	38.22		13,208	1.69		1.69		1.24		1.70		43
2008	5.82	0.11	(1.91)	(1.80)	(0.12)	(0.00)	(0.12)	–	3.90	(31.38)		1,881	2.84		2.83		1.24		2.13		61
2007	6.94	0.01	(0.11)	(0.10)	(0.02)	(1.00)	(1.02)	–	5.82	(1.71	) [1]	1,843	17.04	[2]	17.04	[2]	1.24	[2]	2.83	[2]	126
Royce Dividend Value Fund – Service Class
2011	$6.82	$0.05	$(0.36)	$(0.31)	$(0.04)	$(0.09)	$(0.13)	$–	$6.38	(4.55)%		$201,634	1.48%		1.48%		1.46%		0.84%		14%
2010	5.33	0.08	1.51	1.59	(0.07)	(0.03)	(0.10)	–	6.82	30.11		117,304	1.56		1.56		1.49		1.32		21
2009	3.92	0.07	1.39	1.46	(0.05)	–	(0.05)	–	5.33	37.73		16,107	2.04		2.04		1.49		1.45		43
2008	5.83	0.09	(1.90)	(1.81)	(0.10)	(0.00)	(0.10)	–	3.92	(31.47)		4,872	2.54		2.54		1.49		1.89		61
2007	6.92	0.14	(0.13)	0.01	(0.11)	(1.00)	(1.11)	0.01	5.83	(0.02)		3,835	2.03		2.04		1.49		2.08		126
Royce SMid-Cap Value Fund – Service Class [g]
2011	$11.44	$(0.06)	$(1.27)	$(1.33)	$(0.02)	$–	$(0.02)	$0.01	$10.10	(11.57)%		$10,327	1.95%		1.95%		1.49%		(0.54)%		54%
2010	9.08	(0.03)	2.39	2.36	–	–	–	–	11.44	25.99		6,195	2.40		2.40		1.49		(0.26)		126
2009	7.06	(0.01)	2.03	2.02	(0.01)	–	(0.01)	0.01	9.08	28.75		7,365	2.03		2.03		1.49		(0.20)		216
2008	9.99	0.02	(2.96)	(2.94)	(0.01)	–	(0.01)	0.02	7.06	(29.27)		14,059	2.05		2.04		1.49		0.31		397
2007	10.00	0.01	0.01	0.02	(0.02)	(0.01)	(0.03)	–	9.99	0.16	[1]	1,379	16.82	[2]	16.40	[2]	1.49	[2]	0.67	[2]	17
Royce Focus Value Fund – Service Class [h]
2011	$16.59	$(0.05)	$(2.25)	$(2.30)	$–	$(0.54)	$(0.54)	$–	$13.75	(13.88)%		$8,727	1.97%		1.97%		1.49%		(0.31)%		25%
2010	14.82	(0.06)	2.30	2.24	(0.06)	(0.41)	(0.47)	–	16.59	15.16		8,942	1.95		1.95		1.49		(0.32)		31
2009	10.00	0.00	5.31	5.31	(0.05)	(0.44)	(0.49)	–	14.82	53.27	[1]	4,796	2.97	[2]	2.97	[2]	1.49	[2]	0.17	[2]	21
Royce Partners Fund – Service Class [i]
2011	$13.15	$(0.03)	$(1.52)	$(1.55)	$(0.05)	$(1.18)	$(1.23)	$–	$10.37	(11.66)%		$1,682	4.25%		4.25%		1.49%		0.25%		44%
2010	11.56	0.01	2.14	2.15	(0.16)	(0.41)	(0.57)	0.01	13.15	18.74		1,771	3.72		3.72		1.49		0.10		38
2009	10.00	(0.05)	1.61	1.56	–	–	–	–	11.56	15.60	[1]	1,501	5.27	[2]	5.27	[2]	1.49	[2]	(0.71	) [2]	14
Royce Mid-Cap Fund – Service Class [j]
2011	$11.86	$(0.05)	$(0.75)	$(0.80)	$–	$(0.41)	$(0.41)	$–	$10.65	(6.78)%		$5,727	2.34%		2.34%		1.49%		(0.40)%		59%
2010	10.00	(0.03)	1.87	1.84	–	–	–	0.02	11.86	18.60	[1]	4,889	2.64	[2]	2.64	[2]	1.49	[2]	(0.25	) [2]	117
Royce Special Equity Multi-Cap Fund – Service Class [k]
2011	$10.00	$0.06	$0.65	$0.71	$(0.06)	$(0.02)	$(0.08)	$0.01	$10.64	7.20	% [1]	$36,811	1.97	% [2]	1.97	% [2]	1.39	% [2]	1.45	% [2]	5%

[1]	Not annualized	[f]	The Class commenced operations on September 14, 2007.
[2]	Annualized	[g]	The Fund commenced operations on September 28, 2007.
[a]	The Class commenced operations on June 6, 2011.	[h]	The Fund commenced operations on March 2, 2009.
[b]	The Class commenced operations on May 21, 2007.	[i]	The Fund commenced operations on April 28, 2009.
[c]	The Class commenced operations on May 15, 2008.	[j]	The Fund commenced operations on January 4, 2010.
[d]	The Class commenced operations on March 15, 2007.	[k]	The Fund commenced operations on January 3, 2011.
[e]	The Class commenced operations on May 1, 2008.

130 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Mid-Cap Fund and Royce Special Equity Multi-Cap Fund (the “Fund” or “Funds”), are nineteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.
     At December 31, 2011, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Discovery Fund	56%	Royce SMid-Cap Value Fund	18%	Royce Partners Fund	82%
Royce Financial Services Fund	13%	Royce Focus Value Fund	70%	Royce Mid-Cap Fund	35%

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	– quoted prices in active markets for identical securities.
Level 2	– other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3	– significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Pennsylvania Mutual Fund
Common Stocks	$5,293,567,469	$172,141,187	$–	$5,465,708,656
Corporate Bonds	–	304,703	–	304,703
Cash Equivalents	64,513,786	198,177,000	–	262,690,786
Royce Micro-Cap Fund
Common Stocks	818,591,180	309,334,829	385,968	1,128,311,977
Cash Equivalents	32,721,434	11,100,000	–	43,821,434

The Royce Funds 2011 Annual Report to Shareholders | 131

Notes to Financial Statements (continued)

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Premier Fund
Common Stocks	$5,559,009,081	$536,044,953	$–	$6,095,054,034
Cash Equivalents	105,086,701	510,085,000	–	615,171,701
Royce Low-Priced Stock Fund
Common Stocks	2,710,408,078	1,008,747,173	4,425,038	3,723,580,289
Cash Equivalents	92,731,521	78,268,000	–	170,999,521
Royce Total Return Fund
Common Stocks	4,049,642,933	149,563,051	–	4,199,205,984
Preferred Stocks	–	462,500	–	462,500
Corporate Bonds	–	26,960,276	–	26,960,276
Cash Equivalents	26,654,304	224,055,000	–	250,709,304
Royce Heritage Fund
Common Stocks	197,052,810	56,606,544	641,800	254,301,154
Cash Equivalents	357,812	18,030,000	–	18,387,812
Royce Opportunity Fund
Common Stocks	1,563,945,898	223,915	–	1,564,169,813
Preferred Stocks	2,089,215	–	–	2,089,215
Cash Equivalents	80,526,336	67,016,000	–	147,542,336
Royce Special Equity Fund
Common Stocks	2,182,655,129	28,393,500	–	2,211,048,629
Cash Equivalents	9,821,028	215,907,000	–	225,728,028
Royce Value Fund
Common Stocks	1,396,699,225	160,262,611	–	1,556,961,836
Cash Equivalents	41,338,561	24,800,000	–	66,138,561
Royce Value Plus Fund
Common Stocks	1,731,865,515	213,430,193	–	1,945,295,708
Cash Equivalents	21,127,418	64,759,000	–	85,886,418
Royce 100 Fund
Common Stocks	352,461,494	24,120,886	–	376,582,380
Cash Equivalents	3,269,270	5,854,000	–	9,123,270
Royce Discovery Fund
Common Stocks	3,399,792	31,156	–	3,430,948
Cash Equivalents	–	209,000	–	209,000
Royce Financial Services Fund
Common Stocks	10,565,135	3,477,378	–	14,042,513
Cash Equivalents	–	141,000	–	141,000
Royce Dividend Value Fund
Common Stocks	251,713,534	30,276,660	174,722	282,164,916
Cash Equivalents	–	3,631,000	–	3,631,000
Royce SMid-Cap Value Fund
Common Stocks	8,323,210	1,812,246	–	10,135,456
Cash Equivalents	–	180,000	–	180,000
Royce Focus Value Fund
Common Stocks	6,982,332	1,232,310	–	8,214,642
Fixed Income	90,250	–	–	90,250
Cash Equivalents	–	467,000	–	467,000
Royce Partners Fund
Common Stocks	1,296,173	302,106	–	1,598,279
Royce Mid-Cap Fund
Common Stocks	5,029,987	462,129	–	5,492,116
Cash Equivalents	–	270,000	–	270,000
Royce Special Equity Multi-Cap Fund
Common Stocks	34,819,029	–	–	34,819,029
Cash Equivalents	–	2,589,000	–	2,589,000

132 | The Royce Funds 2011 Annual Report to Shareholders

Valuation of Investments (continued):

Level 3 Reconciliation:
						Realized and
	Balance as of					Unrealized	Balance as of
	12/31/10	Purchases	Transfers In	Sales	Transfers Out	Gain (Loss)[1]	12/31/11
Royce Pennsylvania Mutual Fund
Corporate Bonds	$315,928	$–	$–	$–	$315,928	$–	$–
Royce Micro-Cap Fund
Common Stocks	478,044	1,596,598	–	2,197,482	478,044	986,852	385,968
Royce Low-Priced Stock Fund
Common Stocks	–	–	10,941,360	–	–	(6,516,322)	4,425,038
Royce Total Return Fund
Common Stocks	3,279,115	–	–	–	3,279,115	–	–
Preferred Stocks	72,209	–	–	93,974	–	21,765	–
Corporate Bonds	605,540	–	–	–	605,540	–	–
Royce Heritage Fund
Common Stocks	25,052	997,653	960,245	57,097	–	(1,284,053)	641,800
Royce Financial Services Fund
Common Stocks	13,589	–	–	–	13,589	–	–
Preferred Stocks	427	–	–	555	–	128	–
Corporate Bonds	7,140	–	–	7,140	–	–	–
Royce Dividend Value Fund
Common Stocks	436,973	87,078	432,019	–	384,520	(396,828)	174,722
Preferred Stocks	325	–	–	422	–	97	–

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce,

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The Royce Funds 2011 Annual Report to Shareholders | 133

Notes to Financial Statements (continued)

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
      The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 13, 2012. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the period ended December 31, 2011.

Recent Accounting Pronouncements:
     In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

Royce Pennsylvania Mutual Fund
Investment Class	$1,102,213,825	$1,021,481,166	$139,754,604	$18,616,325	$(1,345,967,573)	$(728,341,832)	$(103,999,144)	$311,755,659
Service Class	169,728,944	375,014,152	14,465,251	–	(188,824,860)	(669,894,876)	(4,630,665)	(294,880,724)
Consultant Class	60,497,490	64,532,975	24,684,398	–	(200,472,135)	(141,196,664)	(115,290,247)	(76,663,689)
Institutional Class	270,513,053		8,073,158		(20,245,905)		258,340,306
R Class	13,140,277	9,629,657	773,925	5,842	(7,708,102)	(4,838,832)	6,206,100	4,796,667
K Class	4,738,021	1,868,949	182,665	1,209	(2,519,234)	(665,377)	2,401,452	1,204,781

Royce Micro-Cap Fund
Investment Class	249,149,983	245,026,926	49,969,999	13,933,478	(287,777,166)	(250,609,490)	11,342,816	8,350,914
Service Class	50,283,758	50,199,457	7,305,787	1,817,837	(48,298,365)	(24,255,371)	9,291,180	27,761,923
Consultant Class	13,417,277	16,478,416	7,216,221	1,412,350	(38,792,369)	(25,488,446)	(18,158,871)	(7,597,680)

Royce Premier Fund
Investment Class	1,177,957,241	1,023,867,278	350,452,967	60,677,340	(1,538,043,931)	(990,800,103)	(9,633,723)	93,744,515
Service Class	219,593,689	212,183,471	51,342,238	7,533,718	(165,382,138)	(117,113,632)	105,553,789	102,603,557
Consultant Class	6,859,040	12,180,780	5,081,665	989,567	(17,751,057)	(13,629,915)	(5,810,352)	(459,568)
Institutional Class	405,946,501	151,651,283	67,306,892	8,919,376	(276,014,319)	(103,693,827)	197,239,074	56,876,832
W Class	303,893,656	124,612,526	32,794,914	2,911,987	(153,965,533)	(103,816,166)	182,723,037	23,708,347
R Class	20,687,253	7,193,721	1,921,311	126,237	(6,179,082)	(1,242,668)	16,429,482	6,077,290
K Class	10,047,005	2,300,659	1,442,829	93,135	(4,581,276)	(672,840)	6,908,558	1,720,954

Royce Low-Priced Stock Fund
Investment Class	267,858,377	60,223,068	21,315,767	1,426,231	(88,665,008)	(39,465,143)	200,509,136	22,184,156
Service Class	649,126,714	640,095,579	209,213,994	37,942,086	(1,162,028,440)	(663,010,786)	(303,687,732)	15,026,879
Institutional Class	363,441,878	256,842,683	83,945,467	13,493,631	(263,698,270)	(88,831,937)	183,689,075	181,504,377

134 | The Royce Funds 2011 Annual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

Royce Low-Priced Stock Fund (continued)
R Class	$7,291,736	$1,580,738	$633,549	$33,954	$(1,958,515)	$(379,809)	$5,966,770	$1,234,883
K Class	7,773,938	4,069,123	1,169,483	91,477	(2,309,772)	(904,178)	6,633,649	3,256,422

Royce Total Return Fund
Investment Class	570,309,226	595,300,600	61,427,071	38,890,681	(967,945,453)	(788,488,157)	(336,209,156)	(154,296,876)
Service Class	97,812,608	117,247,421	4,720,762	2,154,755	(104,405,718)	(91,665,765)	(1,872,348)	27,736,411
Consultant Class	31,585,192	26,461,371	3,609,466	1,202,598	(85,206,542)	(74,880,808)	(50,011,884)	(47,216,839)
Institutional Class	142,262,470	99,549,949	7,938,613	4,433,493	(98,177,361)	(77,467,978)	52,023,722	26,515,464
W Class	84,832,543	34,556,183	2,638,508	659,228	(24,105,173)	(21,204,039)	63,365,878	14,011,372
R Class	22,947,769	13,538,892	482,478	57,119	(7,804,372)	(2,670,536)	15,625,875	10,925,475
K Class	166,693,686	69,287,066	3,316,355	615,594	(87,921,184)	(30,109,297)	82,088,857	39,793,363

Royce Heritage Fund
Investment Class	13,834,446	2,036,981	960,195	304,569	(3,901,453)	(1,573,624)	10,893,188	767,926
Service Class	52,657,922	55,802,911	9,824,989	5,456,092	(52,842,256)	(46,066,420)	9,640,655	15,192,583
Consultant Class	5,827,667	4,578,016	735,831	265,346	(2,917,799)	(1,652,406)	3,645,699	3,190,956
R Class	4,544,349	837,908	212,823	48,733	(1,949,780)	(124,985)	2,807,392	761,656
K Class	6,751,172	4,343,321	468,676	152,012	(3,597,680)	(460,984)	3,622,168	4,034,349

Royce Opportunity Fund
Investment Class	187,675,587	375,263,712	15,192,502	–	(331,240,361)	(326,659,349)	(128,372,272)	48,604,363
Service Class	72,921,825	192,973,474	3,011,889	–	(195,267,363)	(261,598,825)	(119,333,649)	(68,625,351)
Consultant Class	4,180,186	4,501,500	220,159	–	(3,341,119)	(1,710,528)	1,059,226	2,790,972
Institutional Class	145,203,393	142,341,079	9,624,122	–	(179,345,393)	(112,563,866)	(24,517,878)	29,777,213
R Class	2,725,250	1,052,405	58,426	–	(691,379)	(239,907)	2,092,297	812,498
K Class	12,548,071	6,276,296	125,508	–	(11,379,972)	(979,077)	1,293,607	5,297,219

Royce Special Equity Fund
Investment Class	696,228,274	715,355,403	86,530,365	3,824,253	(488,307,294)	(280,326,141)	294,451,345	438,853,515
Service Class	118,969,742	96,747,229	11,164,951	206,806	(61,595,019)	(30,054,143)	68,539,674	66,899,892
Consultant Class	20,800,103	16,120,058	2,609,373	–	(8,452,231)	(3,666,621)	14,957,245	12,453,437
Institutional Class	156,918,524	141,266,593	26,944,460	1,443,464	(117,097,172)	(44,638,137)	66,765,812	98,071,920

Royce Value Fund
Investment Class	236,538,146	49,545,899	12,574,342	214,510	(101,359,009)	(22,881,502)	147,753,479	26,878,907
Service Class	339,194,986	317,849,506	71,891,837	1,017,552	(563,846,575)	(361,968,381)	(152,759,752)	(43,101,323)
Consultant Class	11,153,721	6,486,593	2,303,504	–	(6,458,183)	(5,552,294)	6,999,042	934,299
Institutional Class	64,381,177	46,681,429	12,914,796	876,119	(76,857,698)	(38,899,254)	438,275	8,658,294
R Class	20,039,567	18,765,661	2,303,851	7,422	(9,254,235)	(2,947,961)	13,089,183	15,825,122
K Class	17,684,351	8,278,537	1,103,064	20,566	(15,175,105)	(2,149,774)	3,612,310	6,149,329

Royce Value Plus Fund
Investment Class	185,667,134	112,455,416	3,286,855	1,234,530	(155,794,609)	(129,036,936)	33,159,380	(15,346,990)
Service Class	272,171,440	422,495,842	9,452,816	6,218,181	(1,129,725,501)	(899,465,894)	(848,101,245)	(470,751,871)
Consultant Class	1,284,171	1,503,660	–	–	(8,752,267)	(7,544,997)	(7,468,096)	(6,041,337)
Institutional Class	111,467,750	117,655,144	3,221,338	2,221,522	(236,584,389)	(122,842,800)	(121,895,301)	(2,966,134)
R Class	451,652	211,969	8,226	2,932	(178,504)	(60,350)	281,374	154,551
K Class	3,058,200	679,901	–	10,125	(4,239,400)	(483,344)	(1,181,200)	206,682

Royce 100 Fund
Investment Class	32,341,098	29,781,027	2,656,739	597,115	(29,866,675)	(10,416,601)	5,131,162	19,961,541
Service Class	118,580,030	172,989,231	15,193,911	3,859,949	(144,961,683)	(71,506,064)	(11,187,742)	105,343,116
R Class	3,262,072	1,279,852	130,243	13,212	(972,683)	(452,888)	2,419,632	840,176
K Class	4,756,044	2,621,155	181,048	25,750	(2,836,960)	(304,777)	2,100,132	2,342,128

Royce Discovery Fund
Service Class	1,374,528	326,254	1,803	–	(1,281,347)	(176,917)	94,984	149,337

Royce Financial Services Fund
Service Class	7,530,782	3,491,364	136,589	207,318	(5,769,658)	(4,494,327)	1,897,713	(795,645)

Royce Dividend Value Fund
Investment Class	79,351,633	32,140,043	1,764,026	392,085	(23,957,786)	(15,295,195)	57,157,873	17,236,933
Service Class	167,064,708	92,086,119	3,620,595	902,308	(70,064,058)	(5,838,649)	100,621,245	87,149,778

The Royce Funds 2011 Annual Report to Shareholders | 135

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars) (continued):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

Royce SMid-Cap Value Fund
Service Class	$10,808,481	$2,306,077	$15,542	$–	$(4,628,928)	$(4,470,194)	$6,195,095	$(2,164,117)

Royce Focus Value Fund
Service Class	1,859,177	3,276,473	333,049	241,674	(704,625)	(417,679)	1,487,601	3,100,468

Royce Partners Fund
Service Class	263,745	99,583	177,889	72,698	(135,008)	(106,884)	306,626	65,397

Royce Mid-Cap Fund
Service Class	1,890,618	4,991,388	200,777	–	(578,382)	(725,417)	1,513,013	4,265,971

Royce Special Equity Multi-Cap Fund
Service Class	37,414,885		233,120		(1,569,518)		36,078,487

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

Royce Pennsylvania Mutual Fund
Investment Class	93,955,432	101,110,350	13,159,567	1,631,580	(117,108,017)	(72,768,989)	(9,993,018)	29,972,941
Service Class	14,475,377	38,047,623	1,363,360	–	(16,595,769)	(64,257,471)	(757,032)	(26,209,848)
Consultant Class	5,643,268	7,044,939	2,579,352	–	(18,914,549)	(15,388,040)	(10,691,929)	(8,343,101)
Institutional Class	23,477,535		758,043		(1,820,044)		22,415,534
R Class	1,175,009	995,466	74,703	522	(666,563)	(489,108)	583,149	506,880
K Class	456,460	206,383	19,127	117	(231,873)	(74,476)	243,714	132,024

Royce Micro-Cap Fund
Investment Class	14,410,692	16,721,387	3,453,352	818,173	(17,485,122)	(17,371,149)	378,922	168,411
Service Class	2,868,077	3,356,423	509,469	107,628	(2,905,990)	(1,666,813)	471,556	1,797,238
Consultant Class	861,120	1,243,087	552,967	91,533	(2,554,011)	(1,916,627)	(1,139,924)	(582,007)

Royce Premier Fund
Investment Class	56,921,269	58,441,794	19,056,714	3,069,162	(74,774,521)	(57,533,512)	1,203,462	3,977,444
Service Class	10,661,741	12,254,979	2,836,588	386,344	(8,148,599)	(6,886,422)	5,349,730	5,754,901
Consultant Class	358,012	758,406	303,202	54,134	(930,069)	(822,849)	(268,855)	(10,309)
Institutional Class	19,132,729	8,510,569	3,634,281	448,210	(13,659,607)	(5,979,587)	9,107,403	2,979,192
W Class	14,454,090	7,141,869	1,779,431	146,922	(7,486,167)	(5,974,561)	8,747,354	1,314,230
R Class	1,006,378	411,800	107,576	6,524	(310,552)	(70,594)	803,402	347,730
K Class	910,788	250,706	167,576	9,158	(433,639)	(74,155)	644,725	185,709

Royce Low-Priced Stock Fund
Investment Class	14,766,141	3,887,888	1,480,262	79,946	(5,072,436)	(2,622,542)	11,173,967	1,345,292
Service Class	36,270,301	41,918,039	14,559,081	2,131,578	(66,117,217)	(44,731,293)	(15,287,835)	(681,676)
Institutional Class	19,794,095	16,269,786	5,821,461	755,522	(15,354,755)	(6,069,850)	10,260,801	10,955,458
R Class	433,871	103,709	44,901	1,929	(118,436)	(24,898)	360,336	80,740
K Class	674,843	417,054	134,578	8,024	(210,142)	(90,599)	599,279	334,479

Royce Total Return Fund
Investment Class	43,347,125	51,349,868	4,874,317	3,363,155	(73,682,294)	(68,825,212)	(25,460,852)	(14,112,189)
Service Class	7,382,050	10,027,392	374,791	190,183	(7,941,788)	(7,774,768)	(184,947)	2,442,807
Consultant Class	2,356,914	2,233,488	288,296	106,582	(6,445,536)	(6,441,621)	(3,800,326)	(4,101,551)
Institutional Class	10,769,148	8,759,355	632,149	380,496	(7,607,871)	(6,499,135)	3,793,426	2,640,716
W Class	6,414,204	3,016,907	210,690	56,074	(1,871,026)	(1,821,665)	4,753,868	1,251,316
R Class	1,760,255	1,135,434	38,216	5,065	(591,978)	(226,077)	1,206,493	914,422
K Class	16,865,834	7,402,335	339,825	66,901	(8,485,413)	(3,334,675)	8,720,246	4,134,561

Royce Heritage Fund
Investment Class	920,375	150,046	73,804	20,776	(262,754)	(118,424)	731,425	52,398
Service Class	3,478,683	4,374,299	759,273	373,705	(3,632,933)	(3,662,221)	605,023	1,085,783
Consultant Class	458,167	420,013	69,418	21,839	(249,851)	(156,180)	277,734	285,672
R Class	404,387	83,174	21,650	4,313	(176,673)	(11,604)	249,364	75,883
K Class	594,107	447,333	47,389	13,405	(303,773)	(44,699)	337,723	416,039

136 | The Royce Funds 2011 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

Royce Opportunity Fund
Investment Class	16,080,330	36,826,637	1,525,352	–	(29,329,940)	(32,589,167)	(11,724,258)	4,237,470
Service Class	6,253,247	19,011,793	311,146	–	(17,108,991)	(26,272,300)	(10,544,598)	(7,260,507)
Consultant Class	371,087	458,104	23,572	–	(311,141)	(178,812)	83,518	279,292
Institutional Class	12,519,115	13,727,224	959,534	–	(15,954,285)	(11,325,662)	(2,475,636)	2,401,562
R Class	247,611	104,496	6,061	–	(63,912)	(23,466)	189,760	81,030
K Class	1,128,142	679,650	13,930	–	(1,053,344)	(108,059)	88,728	571,591

Royce Special Equity Fund
Investment Class	33,469,863	38,299,308	4,453,441	184,925	(24,072,476)	(15,350,204)	13,850,828	23,134,029
Service Class	5,712,641	5,187,766	575,810	10,015	(3,018,331)	(1,616,364)	3,270,120	3,581,417
Consultant Class	1,037,328	888,340	140,063	–	(425,823)	(205,355)	751,568	682,985
Institutional Class	7,481,863	7,710,142	1,392,479	70,071	(5,729,562)	(2,443,673)	3,144,780	5,336,540

Royce Value Fund
Investment Class	18,150,120	4,503,426	1,150,443	17,299	(8,468,180)	(2,083,054)	10,832,383	2,437,671
Service Class	25,928,581	29,677,258	6,595,581	82,326	(45,319,524)	(34,261,304)	(12,795,362)	(4,501,720)
Consultant Class	892,206	618,137	220,854	–	(542,320)	(545,534)	570,740	72,603
Institutional Class	5,163,976	4,299,637	1,180,512	70,598	(6,225,995)	(3,572,609)	118,493	797,626
R Class	1,581,685	1,786,143	214,312	606	(743,888)	(279,178)	1,052,109	1,507,571
K Class	1,654,858	931,951	123,662	1,997	(1,456,778)	(240,755)	321,742	693,193

Royce Value Plus Fund
Investment Class	13,953,159	9,643,732	275,512	93,102	(12,058,932)	(10,310,055)	2,169,739	(573,221)
Service Class	20,796,051	35,983,196	795,022	471,789	(86,273,369)	(76,585,725)	(64,682,296)	(40,130,740)
Consultant Class	99,173	131,986	–	–	(684,718)	(652,487)	(585,545)	(520,501)
Institutional Class	8,212,310	10,031,511	269,794	167,536	(18,297,908)	(10,323,416)	(9,815,804)	(124,369)
R Class	33,407	18,510	705	226	(13,559)	(5,314)	20,553	13,422
K Class	333,094	78,291	–	1,056	(465,542)	(55,768)	(132,448)	23,579

Royce 100 Fund
Investment Class	3,285,201	3,459,608	309,283	62,329	(3,107,511)	(1,231,178)	486,973	2,290,759
Service Class	12,069,200	20,571,872	1,783,323	405,457	(15,506,812)	(8,444,144)	(1,654,289)	12,533,185
R Class	287,703	126,780	12,682	1,155	(84,431)	(43,144)	215,954	84,791
K Class	398,695	254,869	17,442	2,233	(241,925)	(29,663)	174,212	227,439

Royce Discovery Fund
Service Class	255,798	67,564	361	–	(243,232)	(37,528)	12,927	30,036

Royce Financial Services Fund
Service Class	1,139,664	602,019	24,005	32,474	(955,674)	(801,725)	207,995	(167,232)

Royce Dividend Value Fund
Investment Class	11,679,392	5,414,498	279,799	64,249	(3,772,024)	(2,725,647)	8,187,167	2,753,100
Service Class	24,465,109	15,000,568	569,317	144,056	(10,620,820)	(974,160)	14,413,606	14,170,464

Royce SMid-Cap Value Fund
Service Class	904,031	229,339	1,519	–	(424,769)	(498,691)	480,781	(269,352)

Royce Focus Value Fund
Service Class	116,985	227,732	23,960	14,854	(45,252)	(27,225)	95,693	215,361

Royce Partners Fund
Service Class	20,712	8,177	17,389	5,627	(10,504)	(8,943)	27,597	4,861

Royce Mid-Cap Fund
Service Class	156,553	482,804	18,694	–	(49,671)	(70,675)	125,576	412,129

Royce Special Equity Multi-Cap Fund
Service Class	3,594,359		22,013		(157,093)		3,459,279

The Royce Funds 2011 Annual Report to Shareholders | 137

Notes to Financial Statements (continued)

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2012, is shown below to the extent that it impacted net expenses for the period ended December 31, 2011. See the Prospectus for contractual waiver expiration dates.

	Annual contractual advisory fee as a percentage of average net assets[1]	Committed net annual							Period ended
		operating expense ratio cap							December 31, 2011

		Investment	Service	Consultant	Institutional				Net advisory	Advisory fees
		Class[3]	Class[3]	Class[3]	Class[3]	W Class[3]	R Class[3]	K Class[3]	fees	waived
Royce Pennsylvania Mutual Fund	0.75%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$45,870,329	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	18,005,072	–
Royce Premier Fund	0.93%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	66,299,893	–
Royce Low-Priced Stock Fund	1.11%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	51,564,057	–
Royce Total Return Fund	0.96%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	45,601,850	–
Royce Heritage Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	2,878,362	–
Royce Opportunity Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	N/A	19,858,141	–
Royce Special Equity Fund	0.99%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	23,529,465	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	18,474,164	–
Royce Value Plus Fund	0.99%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	27,175,703	–
Royce 100 Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	4,490,839	–
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	37,044
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	107,526	58,616
Royce Dividend Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2,543,632	–
Royce SMid-Cap Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	57,647	48,417
Royce Focus Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	48,628	44,341
Royce Partners Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	18,200
Royce Mid-Cap Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	8,631	48,687
Royce Special Equity Multi-Cap Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	60,493	71,032

[1]
From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund and 1.15% for Royce Low-Priced Stock Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]	Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended December 31, 2011
	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$1,169,942	$–
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	7,699,355	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	98,573	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	11,018	–
Royce Micro-Cap Fund – Service Class	0.25%	364,774	–
Royce Micro-Cap Fund – Consultant Class	1.00%	1,620,317	–
Royce Premier Fund – Service Class	0.25%	1,482,591	128,921
Royce Premier Fund – Consultant Class	1.00%	680,875	–
Royce Premier Fund – R Class	0.50%	95,149	–
Royce Premier Fund – K Class	0.25%	21,667	–
Royce Low-Priced Stock Fund – Service Class	0.25%	7,709,961	321,248
Royce Low-Priced Stock Fund – R Class	0.50%	26,391	–
Royce Low-Priced Stock Fund – K Class	0.25%	19,520	–
Royce Total Return Fund – Service Class	0.25%	751,456	–
Royce Total Return Fund – Consultant Class	1.00%	3,614,031	–
Royce Total Return Fund – R Class	0.50%	143,203	–
Royce Total Return Fund – K Class	0.25%	315,024	–

138  |  The Royce Funds 2011 Annual Report to Shareholders

Distributor (continued):

		Period ended December 31, 2011
	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce Heritage Fund – Service Class	0.25%	$538,136	$73,382
Royce Heritage Fund – Consultant Class	1.00%	148,780	–
Royce Heritage Fund – R Class	0.50%	16,069	–
Royce Heritage Fund – K Class	0.25%	15,448	–
Royce Opportunity Fund – Service Class	0.25%	620,341	–
Royce Opportunity Fund – Consultant Class	1.00%	131,245	–
Royce Opportunity Fund – R Class	0.50%	11,698	–
Royce Opportunity Fund – K Class	0.25%	22,076	–
Royce Special Equity Fund – Service Class	0.25%	390,094	97,524
Royce Special Equity Fund – Consultant Class	1.00%	447,657	–
Royce Value Fund – Service Class	0.25%	3,194,077	133,087
Royce Value Fund – Consultant Class	1.00%	386,602	–
Royce Value Fund – R Class	0.50%	167,520	–
Royce Value Fund – K Class	0.25%	40,602	–
Royce Value Plus Fund – Service Class	0.25%	4,612,880	401,120
Royce Value Plus Fund – Consultant Class	1.00%	255,043	–
Royce Value Plus Fund – R Class	0.50%	5,297	–
Royce Value Plus Fund – K Class	0.25%	5,161	–
Royce 100 Fund – Service Class	0.25%	741,495	185,374
Royce 100 Fund – R Class	0.50%	10,940	–
Royce 100 Fund – K Class	0.25%	11,485	–
Royce Discovery Fund – Service Class	0.25%	9,261	–
Royce Financial Services Fund – Service Class	0.25%	41,536	–
Royce Dividend Value Fund – Service Class	0.25%	428,289	37,242
Royce SMid-Cap Value Fund – Service Class	0.25%	26,516	–
Royce Focus Value Fund – Service Class	0.25%	23,242	–
Royce Partners Fund – Service Class	0.25%	4,550	–
Royce Mid-Cap Fund – Service Class	0.25%	14,330	–
Royce Special Equity Multi-Cap Fund – Service Class	0.25%	27,620	5,261

Purchases and Sales of Investment Securities:
     For the period ended December 31, 2011, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales
Royce Pennsylvania Mutual Fund	$1,173,458,804	$1,266,433,428
Royce Micro-Cap Fund	505,274,305	447,083,671
Royce Premier Fund	1,230,557,696	1,161,995,714
Royce Low-Priced Stock Fund	994,251,049	930,464,060
Royce Total Return Fund	922,379,634	1,072,845,132
Royce Heritage Fund	163,026,451	139,705,882
Royce Opportunity Fund	657,851,595	888,689,958
Royce Special Equity Fund	913,492,928	488,222,278
Royce Value Fund	626,526,704	706,259,964
Royce Value Plus Fund	1,298,492,091	2,207,417,176
	Purchases	Sales
Royce 100 Fund	$117,963,666	$114,329,154
Royce Discovery Fund	2,662,242	2,562,692
Royce Financial Services Fund	6,246,093	3,389,769
Royce Dividend Value Fund	193,808,108	33,587,075
Royce SMid-Cap Value Fund	11,905,529	5,081,284
Royce Focus Value Fund	3,228,179	2,207,352
Royce Partners Fund	929,996	710,028
Royce Mid-Cap Fund	4,641,557	3,150,697
Royce Special Equity Multi-Cap Fund	34,802,833	755,388
The Royce Funds 2011 Annual Report to Shareholders | 139

Notes to Financial Statements (continued)

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows for the period ended December 31, 2011:

							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$4,696,109	$892,510	$64,696	$(3,945)	$5,649,370	$–
Royce Pennsylvania Mutual Fund – Service Class	1,169,942	776,184	(45,386)	17,976	(74)	1,918,642	–
Royce Pennsylvania Mutual Fund – Consultant Class	7,699,355	324,494	225,073	18,371	(1,456)	8,265,837	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	5,528	482	1,241	(9)	7,242	–
Royce Pennsylvania Mutual Fund – R Class	98,573	42,317	2,848	1,253	(20)	144,971	–
Royce Pennsylvania Mutual Fund – K Class	11,018	19,786	772	2,218	(3)	33,791	–
	8,978,888	5,864,418	1,076,299	105,755	(5,507)
Royce Micro-Cap Fund – Investment Class	–	1,131,881	462,502	45,234	(1,495)	1,638,122	–
Royce Micro-Cap Fund – Service Class	364,774	187,785	29,228	16,164	(30)	597,921	146,654
Royce Micro-Cap Fund – Consultant Class	1,620,317	52,178	39,604	13,097	(251)	1,724,945	–
	1,985,091	1,371,844	531,334	74,495	(1,776)		146,654
Royce Premier Fund – Investment Class	–	4,883,660	1,334,362	92,104	(4,568)	6,305,558	–
Royce Premier Fund – Service Class	1,482,591	754,022	84,166	22,969	(68)	2,343,680	–
Royce Premier Fund – Consultant Class	680,875	30,142	17,260	11,761	(129)	739,909	–
Royce Premier Fund – Institutional Class	–	11,777	83,080	3,455	(46)	98,266	–
Royce Premier Fund – W Class	–	73,851	145,787	14,355	(524)	233,469	–
Royce Premier Fund – R Class	95,149	35,094	2,182	1,322	(17)	133,730	–
Royce Premier Fund – K Class	21,667	21,953	557	2,232	(4)	46,405	–
	2,280,282	5,810,499	1,667,394	148,198	(5,356)
Royce Low-Priced Stock Fund – Investment Class	–	193,175	44,406	27,195	(40)	264,736	41,134
Royce Low-Priced Stock Fund – Service Class	7,709,961	4,732,878	613,978	56,382	(1,861)	13,111,338	1,815,559
Royce Low-Priced Stock Fund – Institutional Class	–	8,766	224,061	6,118	(59)	238,886	–
Royce Low-Priced Stock Fund – R Class	26,391	13,515	1,276	1,226	(10)	42,398	5,813
Royce Low-Priced Stock Fund – K Class	19,520	18,517	1,335	2,260	(4)	41,628	7,134
	7,755,872	4,966,851	885,056	93,181	(1,974)		1,869,640
Royce Total Return Fund – Investment Class	–	3,617,067	792,042	54,679	(3,251)	4,460,537	–
Royce Total Return Fund – Service Class	751,456	407,358	75,284	19,394	(75)	1,253,417	–
Royce Total Return Fund – Consultant Class	3,614,031	160,267	112,454	16,088	(709)	3,902,131	–
Royce Total Return Fund – Institutional Class	–	13,718	18,266	5,951	(24)	37,911	–
Royce Total Return Fund – W Class	–	10,698	44,089	12,150	(33)	66,904	–
Royce Total Return Fund – R Class	143,203	49,571	2,786	1,554	(19)	197,095	–
Royce Total Return Fund – K Class	315,024	242,109	1,723	4,152	(12)	562,996	–
	4,823,714	4,500,788	1,046,644	113,968	(4,123)
Royce Heritage Fund – Investment Class	–	13,810	2,768	12,277	(8)	28,847	–
Royce Heritage Fund – Service Class	538,136	265,984	68,824	31,182	(389)	903,737	–
Royce Heritage Fund – Consultant Class	148,780	13,009	6,164	12,091	(40)	180,004	–
Royce Heritage Fund – R Class	16,069	8,852	826	1,130	(4)	26,873	2,002
Royce Heritage Fund – K Class	15,448	18,138	748	2,405	(2)	36,737	4,305
	718,433	319,793	79,330	59,085	(443)		6,307
Royce Opportunity Fund – Investment Class	–	1,196,565	176,848	38,712	(1,142)	1,410,983	–
Royce Opportunity Fund – Service Class	620,341	430,200	63,951	17,646	(46)	1,132,092	–
Royce Opportunity Fund – Consultant Class	131,245	12,271	4,773	10,505	(35)	158,759	–
Royce Opportunity Fund – Institutional Class	–	7,453	19,515	3,639	(32)	30,575	–
Royce Opportunity Fund – R Class	11,698	9,733	982	1,201	(10)	23,604	4,402
Royce Opportunity Fund – K Class	22,076	14,091	290	2,327	(2)	38,782	–
	785,360	1,670,313	266,359	74,030	(1,267)		4,402
Royce Special Equity Fund – Investment Class	–	1,550,436	438,229	87,758	(2,576)	2,073,847	–
Royce Special Equity Fund – Service Class	390,094	237,518	68,243	24,512	(341)	720,026	14,726
Royce Special Equity Fund – Consultant Class	447,657	29,532	15,181	13,980	(104)	506,246	–
Royce Special Equity Fund – Institutional Class	–	14,212	7,045	3,633	(27)	24,863	–
	837,751	1,831,698	528,698	129,883	(3,048)		14,726

140 | The Royce Funds 2011 Annual Report to Shareholders

Class Specific Expenses (continued):

							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Value Fund – Investment Class	$–	$171,113	$92,858	$19,856	$(348)	$283,479	$–
Royce Value Fund – Service Class	3,194,077	1,867,922	325,418	50,031	(1,395)	5,436,053	–
Royce Value Fund – Consultant Class	386,602	27,199	14,777	11,577	(127)	440,028	–
Royce Value Fund – Institutional Class	–	8,660	2,397	2,486	(15)	13,528	–
Royce Value Fund – R Class	167,520	47,780	2,324	1,390	(20)	218,994	–
Royce Value Fund – K Class	40,602	37,429	2,701	2,275	(4)	83,003	–
	3,788,801	2,160,103	440,475	87,615	(1,909)
Royce Value Plus Fund – Investment Class	–	249,097	115,636	17,769	(463)	382,039	–
Royce Value Plus Fund – Service Class	4,612,880	2,929,804	535,788	31,207	(1,100)	8,108,579	–
Royce Value Plus Fund – Consultant Class	255,043	22,293	12,000	10,311	(106)	299,541	–
Royce Value Plus Fund – Institutional Class	–	50,887	72,544	2,468	(23)	125,876	–
Royce Value Plus Fund – R Class	5,297	8,161	488	1,214	(4)	15,156	6,393
Royce Value Plus Fund – K Class	5,161	10,312	613	2,224	(4)	18,306	5,604
	4,878,381	3,270,554	737,069	65,193	(1,700)		11,997
Royce 100 Fund – Investment Class	–	62,457	20,334	11,919	(118)	94,592	–
Royce 100 Fund – Service Class	741,495	477,091	162,275	34,233	(350)	1,414,744	–
Royce 100 Fund – R Class	10,940	19,247	4,897	1,240	(65)	36,259	18,582
Royce 100 Fund – K Class	11,485	13,773	855	2,285	(3)	28,395	2,892
	763,920	572,568	188,361	49,677	(536)		21,474
Royce Dividend Value Fund – Investment Class	–	70,071	19,392	18,763	(37)	108,189	–
Royce Dividend Value Fund – Service Class	428,289	222,252	87,267	32,134	(566)	769,376	–
	428,289	292,323	106,659	50,897	(603)

Tax Information:
     At December 31, 2011, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,854,066,292	$874,637,853	$1,418,072,559	$543,434,706
Royce Micro-Cap Fund	1,109,812,443	62,320,968	235,330,018	173,009,050
Royce Premier Fund	5,176,662,343	1,533,563,392	1,948,073,025	414,509,633
Royce Low-Priced Stock Fund	3,539,506,882	355,072,928	832,010,691	476,937,763
Royce Total Return Fund	3,538,776,663	938,561,401	1,293,821,942	355,260,541
Royce Heritage Fund	244,112,808	28,576,158	42,554,401	13,978,243
Royce Opportunity Fund	1,834,296,765	(120,495,401)	249,538,607	370,034,008
Royce Special Equity Fund	2,112,605,238	324,171,419	392,251,187	68,079,768
Royce Value Fund	1,585,774,851	37,325,546	212,809,771	175,484,225
Royce Value Plus Fund	2,042,970,272	(11,788,146)	271,405,675	283,193,821
Royce 100 Fund	340,716,112	44,989,538	74,131,226	29,141,688
Royce Discovery Fund	3,582,945	57,003	474,852	417,849
Royce Financial Services Fund	14,579,162	(395,649)	2,057,582	2,453,231
Royce Dividend Value Fund	289,458,928	(3,663,012)	22,547,629	26,210,641
Royce SMid-Cap Value Fund	11,715,941	(1,400,485)	250,227	1,650,712
Royce Focus Value Fund	8,469,765	302,127	941,058	638,931
Royce Partners Fund	1,607,874	(9,595)	153,740	163,335
Royce Mid-Cap Fund	5,850,867	(88,751)	325,059	413,810
Royce Special Equity Multi-Cap Fund	36,732,509	675,520	1,387,392	711,872

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, dividends accrued from Real Estate Investment Trusts, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

The Royce Funds 2011 Annual Report to Shareholders | 141

Notes to Financial Statements (continued)

Tax Information (continued):
Distributions during the periods ended December 31, 2011 and 2010, were characterized as follows for tax purposes:
	Ordinary Income		Long-Term Capital Gains

	2011	2010	2011	2010
Royce Pennsylvania Mutual Fund	$7,542,786	$21,596,600	$196,847,870	$–
Royce Micro-Cap Fund	14,271,892	18,629,241	54,873,388	–
Royce Premier Fund	18,295,499	–	531,796,630	87,795,310
Royce Low-Priced Stock Fund	30,296,582	19,569,253	292,701,390	34,436,591
Royce Total Return Fund	38,550,895	52,388,953	51,505,439	–
Royce Heritage Fund	1,852,743	1,028,924	10,510,436	5,261,935
Royce Opportunity Fund	–	–	29,807,248	–
Royce Special Equity Fund	10,778,714	6,212,766	125,568,255	–
Royce Value Fund	4,774,888	2,363,109	102,920,152	–
Royce Value Plus Fund	17,103,397	10,936,297	–	–
Royce 100 Fund	1,521,477	845,980	17,397,478	3,835,401
Royce Discovery Fund	1,952	–	–	–
Royce Financial Services Fund	139,894	209,509	–	–
Royce Dividend Value Fund	4,203,847	1,024,235	1,660,209	352,781
Royce SMid-Cap Value Fund	16,431	–	–	–
Royce Focus Value Fund	1,657	29,907	331,392	212,617
Royce Partners Fund	94,281	50,600	83,848	22,098
Royce Mid-Cap Fund	51,272	–	162,368	–
Royce Special Equity Multi-Cap Fund	235,969	–	–	–

The tax basis components of distributable earnings at December 31, 2011, were as follows:
					Qualified
		Undistributed			Late Year
		Long-Term			Ordinary
		Capital Gains or			and
	Undistributed	(Capital Loss	Capital Loss	Net Unrealized	Post-October	Total	Capital Loss
	Ordinary	Carryforward	Carryforward	Appreciation	Loss	Distributable	Carryforward
	Income	to 12/31/16)	to 12/31/17[1]	(Depreciation)[2]	Deferrals[3]	Earnings	Utilized
Royce Pennsylvania Mutual Fund	$–	$4,397,525	$–	$872,133,501	$(22,141,425)	$854,389,601	$47,699,351
Royce Micro-Cap Fund	–	21,498,509	–	62,313,762	(1,947,595)	81,864,676	–
Royce Premier Fund	–	164,142,603	–	1,533,483,688	(677,335)	1,696,948,956	–
Royce Low-Priced Stock Fund	6,736,769	48,723,711	–	355,072,060	–	410,532,540	–
Royce Total Return Fund	14,619,550	30,829,223	–	920,998,586	(1,989,011)	964,458,348	194,269,542
Royce Heritage Fund	–	725,717	–	28,076,599	(2,291,262)	26,511,054	–
Royce Opportunity Fund	–	3,374,937	–	(120,495,401)	–	(117,120,464)	170,177,124
Royce Special Equity Fund	94,204	29,652,353	–	324,171,417	–	353,917,974	–
Royce Value Fund	–	11,837,988	–	37,312,842	(69,520)	49,081,310	69,220,513
Royce Value Plus Fund	–	–	(120,201,078)	(11,794,209)	(24,101,771)	(156,097,058)	287,108,883
Royce 100 Fund	–	5,996,839	–	44,990,694	–	50,987,533	–
Royce Discovery Fund	–	(20,535)	(347,850)	57,005	(56,635)	(368,015)	220,419
Royce Financial Services Fund	50,883	–	(1,249,994)	(592,411)	(38,316)	(1,829,838)	–
Royce Dividend Value Fund	545,857	685,835	–	(3,698,828)	(356,740)	(2,823,876)	–
Royce SMid-Cap Value Fund	–	(1,794,610)	(3,870,118)	(1,400,578)	(67,178)	(7,132,484)	436,767
Royce Focus Value Fund	272	1,618	–	302,195	(7,298)	296,787	–
Royce Partners Fund	2,046	–	–	(9,598)	(1,378)	(8,930)	–
Royce Mid-Cap Fund	1,108	27,666	–	(88,749)	(90)	(60,065)	–
Royce Special Equity Multi-Cap Fund	50,320	–	–	675,520	–	725,840	–

[1]
For Royce Discovery Fund, this amount represents $344,097 expiring 12/31/17 and $3,753 expiring 12/31/18. For Royce Financial Services Fund, this amount represents $1,082,016 expiring 12/31/17 and $167,978 with no expiration. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

[2]
Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in Real Estate Investment Trusts and publicly traded partnerships.

[3]
Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

142 | The Royce Funds 2011 Annual Report to Shareholders

Tax Information (continued):
   For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2011, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid–in
	Income (Loss)	Gain (Loss)	Capital
Royce Pennsylvania Mutual Fund	$11,988,337	$(10,371,450)	$(1,616,887)
Royce Micro-Cap Fund	40,757,132	(28,740,750)	(12,016,382)
Royce Premier Fund	43,862,034	(25,809,052)	(18,052,982)
Royce Low-Priced Stock Fund	57,101,900	(57,037,033)	(64,867)
Royce Total Return Fund	(16,326,789)	16,386,773	(59,984)
Royce Heritage Fund	851,729	(36,318)	(815,411)
Royce Opportunity Fund	7,107,946	16,315	(7,124,261)
Royce Special Equity Fund	185,480	–	(185,480)
Royce Value Fund	10,295,212	(5,387,336)	(4,907,876)
Royce Value Plus Fund	46,054,350	(32,538,532)	(13,515,818)
Royce 100 Fund	2,070,272	(1,220,921)	(849,351)
Royce Discovery Fund	34,157	(5,558)	(28,599)
Royce Financial Services Fund	(11,784)	11,784	–
Royce Dividend Value Fund	(77,340)	80,396	(3,056)
Royce SMid-Cap Value Fund	85,298	5,453	(90,751)
Royce Focus Value Fund	71,615	(71,615)	–
Royce Partners Fund	30,455	(30,455)	–
Royce Mid-Cap Fund	23,092	(23,092)	–
Royce Special Equity Multi-Cap Fund	1,704	(1,704)	–

   Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2008 – 2011) and has concluded that as of December 31, 2011, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:
   An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2011:

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/10	12/31/10	Purchases	Sales	(Loss)	Income	12/31/11	12/31/11
Royce Pennsylvania Mutual Fund
Almost Family[1]	607,582	$23,343,300	$625,174	$16,705,596	$(8,473,363)	$–
CRA International	574,643	13,509,857	1,016,026	627,770	6,185	–	592,143	$11,748,117
Ethan Allen Interiors	1,573,910	31,493,939	708,951	–	–	381,238	1,623,910	38,502,906
Harbinger Group[1]	1,009,600	6,249,424	–	–	–	–
Integrated Electrical Services[1]	679,117	2,370,118	1,134,387	16,208,969	(13,977,039)	–
Nutraceutical International[1]	737,810	10,469,524	–	5,760,899	(147,245)	–
Obagi Medical Products	1,270,715	14,676,758	2,294,629	3,779,616	218,099	–	1,053,977	10,708,407
Pervasive Software	1,461,500	7,541,340	–	–	–	–	1,461,500	8,505,930
Preformed Line Products	329,506	19,284,339	–	1,704,343	726,087	232,870	291,088	17,366,310
Pulse Electronics	2,095,739	11,149,332	409,360	–	–	209,574	2,231,739	6,248,869
Rimage Corporation[1]	645,314	9,621,632	–	8,800,752	(2,419,352)	159,535
Rofin-Sinar Technologies	1,080,073	38,277,787	17,143,724	3,098,174	1,873,615	–	1,642,767	37,537,226
Stanley Furniture	912,235	2,837,051	–	–	–	–	912,235	2,736,705
U.S. Physical Therapy	898,675	17,811,738	–	233,100	116,213	285,176	883,675	17,390,724
UFP Technologies[1]			6,048,967	1,449,470	(73,860)	–
Weyco Group	590,500	14,461,345	–	–	–	377,920	590,500	14,496,775
Winnebago Industries	1,374,450	20,891,640	1,148,957	–	–	–	1,504,450	11,102,841
		243,989,124			(22,150,660)	1,646,313		176,344,810
Royce Micro-Cap Fund
AXT	869,661	9,079,261	6,793,696	600,130	127,849	–	1,879,961	7,839,438
CryptoLogic[1]	751,575	1,044,689	–	6,682,643	(5,438,197)	–
GP Strategies	1,123,840	11,508,122	1,107,857	2,043,180	211,876	–	1,029,900	13,883,052
Graham Corporation	590,654	11,813,080	2,061,708	1,439,042	426,382	50,430	621,249	13,940,828

The Royce Funds 2011 Annual Report to Shareholders | 143

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/10	12/31/10	Purchases	Sales	(Loss)	Income	12/31/11	12/31/11
Royce Micro-Cap Fund (continued)
Heritage-Crystal Clean[1]	847,033	$8,453,390	$–	$8,405,428	$6,951,470	$–
Key Technology	444,814	7,566,286	32,399	–	–	–	446,814	$5,781,773
Kirkland’s1	632,675	8,876,430	5,677,155	4,794,027	(770,814)	–
LaCrosse Footwear	532,669	8,735,772	–	–	–	266,335	532,669	6,722,283
Legumex Walker			6,495,463	–	–	–	702,500	3,557,532
Lincoln Educational Services			17,935,462	–	–	538,090	1,382,527	10,921,963
Motorcar Parts of America[1]	217,303	2,833,631	6,495,409	5,227,328	(2,260,691)	–
PDI	1,015,694	10,705,415	–	–	–	–	1,015,694	6,551,226
Pilot Gold			7,026,980	–	–	–	3,114,500	3,943,761
Rudolph Technologies[1]	568,800	4,681,224	10,090,233	734,931	(136,845)	–
TGC Industries	1,575,202	5,985,768	–	3,370,312	300,749	–	1,105,667	7,894,463
Universal Stainless & Alloy Products[1]	158,300	4,951,624	9,036,295	3,372,006	1,318,026	–
Voltamp Transformers	335,000	5,687,470	2,560,992	–	–	106,987	524,000	4,499,463
World Energy Solutions	709,900	2,001,918	179,239	–	–	–	747,900	2,258,658
		103,924,080			729,805	961,842		87,794,440
Royce Premier Fund
Alleghany Corporation	347,574	106,486,246	45,816,258	–	–	–	514,525	146,788,837
Cabot Microelectronics	2,136,191	88,545,117	–	1,799,524	610,700	–	2,086,191	98,572,525
Cal-Maine Foods	1,762,686	55,665,624	271,260	–	–	1,459,900	1,771,686	64,790,557
Cognex Corporation	2,957,717	87,016,034	2,981,347	–	–	1,082,828	3,052,717	109,256,741
Dionex Corporation[1]	1,354,500	159,844,545	–	53,432,946	106,805,385	–
Fairchild Semiconductor International			101,811,982	–	–	–	6,458,112	77,755,668
FEI Company			101,976,011	–	–	–	2,693,120	109,825,434
Lincoln Electric Holdings	2,512,497	163,990,679	1,479,755	–	–	3,199,371	5,074,994	198,533,765
MKS Instruments	2,941,910	72,047,376	736,200	–	–	1,769,646	2,971,910	82,678,536
Myriad Genetics			103,932,175	–	–	–	4,329,367	90,656,945
Nu Skin Enterprises Cl. A	3,431,500	103,837,190	22,023,403	–	–	2,419,835	4,181,500	203,095,455
ProAssurance Corporation	1,633,449	98,987,010	6,824,217	3,435,155	64,238	841,724	1,683,449	134,372,899
Sanderson Farms	2,074,791	81,228,067	2,453,666	–	–	1,439,112	2,130,191	106,786,475
Schnitzer Steel Industries Cl. A	2,108,038	139,952,643	–	–	–	143,347	2,108,038	89,127,846
Seabridge Gold	2,803,900	86,023,652	1,959,200	–	–	–	2,883,900	46,459,629
Semperit AG Holding	786,560	41,612,260	46,399,774	–	–	1,858,888	1,689,463	65,050,999
Silver Standard Resources	3,621,999	102,212,812	28,643,148	1,745,913	(579,840)	–	4,621,999	63,876,026
Simpson Manufacturing	3,387,886	104,719,556	–	–	–	1,609,246	3,387,886	114,036,243
Strayer Education	481,226	73,252,222	66,914,280	–	–	3,458,001	1,068,485	103,846,057
Thor Industries	4,314,757	146,529,148	2,899,206	–	–	2,201,798	4,407,057	120,885,574
Timberland Company (The) Cl. A1	3,032,279	74,563,741	4,679,860	91,023,081	45,546,693	–
Unit Corporation	2,939,974	136,649,991	–	2,379,804	239,265	–	2,896,073	134,377,787
Veeco Instruments			130,606,448	–	–	–	2,658,912	55,305,370
Woodward	3,841,024	144,268,862	1,972,390	–	–	1,083,537	3,906,024	159,873,562
		2,067,432,775			152,686,441	22,567,233		2,375,952,930
Royce Low-Priced Stock Fund
Castle (A.M.) & Co.	1,799,667	33,131,870	–	–	–	–	1,799,667	17,024,850
Corinthian Colleges	5,739,200	29,901,232	–	9,110,970	(7,964,153)	–	5,239,000	11,368,630
Cross Country Healthcare	2,328,100	19,719,007	2,429,279	–	–	–	2,692,607	14,943,969
Globe Specialty Metals			75,847,536	–	–	812,056	4,160,280	55,706,149
Houston Wire & Cable	1,591,200	21,385,728	–	–	–	564,876	1,591,200	21,990,384
Imperial Sugar[1]	763,740	10,211,204	2,968,224	10,653,022	(6,645,833)	53,606
Integral Systems[1]	1,306,726	12,949,655	–	12,006,658	2,787,667	–
Kennedy-Wilson Holdings	2,894,994	28,920,990	–	38,690	4,241	347,120	2,891,499	30,592,059
Korn/Ferry International	1,754,663	40,550,262	20,856,790	–	–	–	2,836,963	48,398,589
KVH Industries	1,100,200	13,147,390	–	–	–	–	1,100,200	8,559,556
Neutral Tandem	1,496,500	21,609,460	2,513,989	–	–	–	1,681,614	17,976,454
Novatel Wireless	2,292,176	21,890,281	4,252,360	1,375,245	(796,670)	–	3,205,176	10,032,201
NutriSystem	991,816	20,857,891	13,666,010	5,399,111	(866,907)	1,356,733	1,625,690	21,020,172
PC-Tel	1,195,592	7,173,552	–	772,397	(140,736)	32,868	1,095,592	7,493,849
Pretium Resources	4,500,000	28,919,843	6,030,879	552,308	710,048	–	5,037,000	61,853,124
Sigma Designs	2,007,658	28,448,514	–	–	–	–	2,007,658	12,045,948
Smith Micro Software			3,268,988	–	–	–	2,208,776	2,495,917
Tesco Corporation	3,263,005	51,816,519	4,161,220	1,194,078	(319,819)	–	3,475,005	43,924,063
144 | The Royce Funds 2011 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/10	12/31/10	Purchases	Sales	(Loss)	Income	12/31/11	12/31/11
Royce Low-Priced Stock Fund (continued)
Total Energy Services	1,966,700	$27,968,559	$–	$1,159,887	$502,378	$263,579	1,866,700	$31,809,485
TrueBlue	2,115,491	38,057,683	14,711,461	–	–	–	3,212,691	44,592,151
Universal Technical Institute	1,080,679	23,796,552	11,416,704	–	–	–	1,730,679	22,118,078
US Gold	750,000	6,052,500	40,668,856	–	–	–	7,858,918	26,405,964
WaterFurnace Renewable Energy	849,500	21,162,742	2,303,812	–	–	674,552	970,500	14,823,048
Xyratex[1]	1,752,837	28,588,772	411,109	6,866,397	(925,606)	170,238
		536,260,206			(13,655,390)	4,275,628		525,174,640
Royce Total Return Fund
Bancorp Rhode Island[1]	261,300	7,601,217	–	8,524,416	3,021,832	49,647
Barry (R.G.)	1,048,496	11,659,276	–	–	–	293,579	1,048,496	12,665,832
Cato Corporation (The) Cl. A	1,477,815	40,506,909	–	–	–	1,293,088	1,477,815	35,763,123
Chase Corporation	773,974	12,615,776	–	–	–	270,891	773,974	10,758,239
Colony Financial	1,432,749	28,683,635	11,737,479	–	–	2,412,599	2,082,230	32,711,833
DDi Corporation	474,200	5,576,592	6,112,691	–	–	392,794	1,093,312	10,200,601
Mueller (Paul) Company	116,700	1,983,900	–	–	–	–	116,700	2,042,250
Peapack-Gladstone Financial	463,145	6,044,042	130,124	–	–	93,629	473,145	5,081,577
Starrett (L.S.) Company (The) Cl. A	529,400	6,183,392	–	–	–	201,172	529,400	6,802,790
Village Super Market Cl. A	517,280	17,070,240	5,728,323	36,678	(3,509)	199,716	714,675	20,332,504
		137,924,979			3,018,323	5,207,115		136,358,749
Royce Opportunity Fund
BTU International	627,955	5,645,315	782,112	102,081	(33,379)	–	690,763	1,795,984
Cambrex Corporation[1]	1,601,354	8,279,000	200,516	2,421,930	(1,293,360)	–
ClearOne Communications	684,326	2,477,260	99,540	620,321	550,237	–	556,620	2,404,599
Comstock Homebuilding Cl. A	1,229,265	1,425,947	84,737	–	–	–	1,290,590	1,342,213
Cost Plus	1,080,038	10,476,369	3,935,760	1,271,653	353,757	–	1,393,623	13,587,824
dELiA*s	2,002,784	3,484,844	146,500	2,109,259	(1,546,939)	–	1,721,584	1,756,016
DGT Holdings[1]	1,581,912	1,123,158	–	514,712	(265,966)	–
Diana Containerships[1]			2,747,600	41,147	885	39,966
Dixie Group	773,044	2,775,228	204,985	–	–	–	819,019	2,416,106
Evans & Sutherland Computer	766,730	567,380	–	1,003,151	(987,553)	–	654,730	134,220
Gerber Scientific[1]	1,306,100	10,279,007	172,769	7,488,945	6,815,559	–
Interphase Corporation[1]	373,600	672,480	33,664	463,172	(121,184)	–
Lydall[1]	905,463	7,288,977	86,019	815,737	(44,141)	–
MarineMax	1,219,450	11,401,858	1,708,160	201,351	2,383	–	1,415,750	9,230,690
Material Sciences	1,006,950	6,434,410	28,422	2,795,859	450,445	–	560,160	4,570,906
Media General Cl. A1	1,111,610	6,425,106	378,402	3,893,001	(3,265,607)	–
Network Equipment Technologies	1,838,489	8,512,204	335,141	–	–	–	1,972,468	2,288,063
Planar Systems	1,418,133	2,892,991	354,223	–	–	–	1,554,792	3,016,296
SigmaTron International	329,572	2,109,261	105,575	–	–	–	345,972	1,141,708
Spartech Corporation	887,561	8,307,571	4,275,673	–	–	–	1,597,940	7,558,256
Spire Corporation	264,684	1,379,004	924,240	–	–	–	505,783	313,585
Tollgrade Communications[1]	651,988	6,050,449	–	5,739,461	833,774	–
TRC Companies	1,772,880	6,205,080	–	1,298,956	(404,553)	–	1,644,680	9,884,527
		114,212,899			1,044,358	39,966		61,440,993
Royce Special Equity Fund
Ampco-Pittsburgh	791,700	22,207,185	4,827,675	–	–	669,050	979,650	18,946,431
Arden Group Cl. A	132,001	10,890,083	4,126,718	–	–	131,701	182,543	16,430,695
Atrion Corporation	147,030	26,386,004	2,557,348	573,540	365,002	168,701	158,000	37,956,340
Baker (Michael)[1]	593,014	18,442,736	2,475,556	24,817,156	(10,782,328)	–
Bowl America Cl. A	331,339	4,141,737	142,493	–	–	215,554	342,575	4,282,188
Clearwater Paper	658,500	51,560,550	20,822,303	–	–	–	1,901,200	67,701,732
Computer Services	778,977	19,708,118	4,114,728	–	–	405,224	929,517	26,258,855
CSS Industries	793,100	16,345,791	4,812,310	1,409,810	28,029	537,397	974,100	19,404,072
Dorman Products	1,347,037	48,816,621	1,645,533	–	–	–	1,396,165	51,560,373
Foster (L.B.) Company Cl. A	814,111	33,329,704	4,032,043	–	–	89,298	926,600	26,213,514
Frisch’s Restaurants	505,100	11,273,832	–	–	–	313,162	505,100	9,859,552
Hawkins	440,600	19,562,640	16,409,187	–	–	462,027	877,400	32,340,964
Hooker Furniture[1]	1,070,000	15,119,100	21,168	12,405,080	(2,887,032)	229,550
Hurco Companies[1]	347,100	8,208,915	–	3,579,251	1,930,433	–
Insteel Industries[1]	1,048,733	13,098,675	–	10,818,899	2,077,571	51,654

The Royce Funds 2011 Annual Report to Shareholders | 145

Notes to Financial Statements (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/10	12/31/10	Purchases	Sales	(Loss)	Income	12/31/11	12/31/11
Royce Special Equity Fund (continued)
Mesa Laboratories	309,648	$9,289,440	$188,542	$–	$–	$152,423	315,000	$13,053,600
Met-Pro Corporation[1]	835,704	9,869,664	864,894	7,121,375	(612,434)	198,465
Movado Group[1]	1,297,900	20,948,106	2,865,108	5,527,390	(966,829)	153,328
National Presto Industries	575,500	74,820,755	3,658,385	–	–	4,761,240	612,000	57,283,200
Park Electrochemical	1,442,000	43,260,000	13,100,355	–	–	673,518	1,879,800	48,160,476
Psychemedics Corporation[1]	517,800	4,235,604	–	3,975,966	546,764	136,703
Rimage Corporation	301,500	4,495,365	6,866,902	–	–	240,908	807,000	9,078,750
Standex International	632,800	18,927,048	4,899,422	–	–	171,076	792,200	27,069,474
Stepan Company	510,492	38,935,225	12,727,997	–	–	683,546	692,200	55,486,752
Universal Electronics	749,437	21,261,528	5,646,439	5,548,452	(1,758,838)	–	755,000	12,736,850
Utah Medical Products	272,768	7,274,722	1,278,699	–	–	290,063	321,331	8,675,937
Versant Corporation[1]	184,168	2,175,024	–	2,694,163	(464,366)	–
		574,584,172			(12,524,028)	10,734,588		542,499,755
Royce Value Plus Fund
Avid Technology[1]	2,612,672	45,617,253	–	50,173,251	(24,873,590)	–
Bancorp (The)[1]	1,317,170	13,395,619	1,237,500	2,539,100	574,670	–
Berkshire Hills Bancorp[1]	1,088,300	24,051,430	–	3,613,063	132,327	703,145
Caliper Life Sciences[1]	2,765,500	17,533,270	–	11,800,066	16,087,691	–
Casual Male Retail Group	3,858,734	18,290,399	–	1,052,800	69,335	–	3,578,734	12,239,270
Celadon Group	1,818,600	26,897,094	–	1,600,252	174,054	68,844	1,663,600	19,647,116
Cerus Corporation	2,884,500	7,095,870	–	–	–	–	2,884,500	8,076,600
Cosi	4,975,812	6,070,491	–	–	–	–	4,975,812	3,507,948
Digi International	1,236,800	13,728,480	2,790,388	–	–	–	1,504,600	16,791,336
FARO Technologies[1]	1,104,800	36,281,632	1,767,314	14,419,196	13,881,076	–
GSI Group[1]	1,622,075	17,161,553	–	1,321,744	1,277,358	–
Liquidity Services[1]	1,520,723	21,366,158	3,089,761	11,539,968	14,601,784	–
Mercury Computer Systems	2,113,749	38,850,706	3,536,441	1,285,693	139,453	–	2,218,749	29,487,174
NutriSystem[1]	1,483,874	31,205,870	–	38,917,446	(18,147,135)	–
Oplink Communications	920,000	16,992,400	23,498,341	11,211,672	(280,638)	–	1,395,012	22,975,848
Supertex[1]	882,053	21,328,042	–	27,323,484	(7,942,066)	–
TradeStation Group[1]	2,190,000	14,782,500	–	26,705,576	(5,534,980)	–
		370,648,767			(9,840,661)	771,989		112,725,292

[1]Not an Affiliated Company at December 31, 2011.

146 | The Royce Funds 2011 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Mid-Cap Fund and Royce Special Equity Multi-Cap Fund.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce SMid-Cap Value Fund, Royce Focus Value Fund, Royce Partners Fund, Royce Mid-Cap Fund and Royce Special Equity Multi-Cap Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 20, 2012

The Royce Funds 2011 Annual Report to Shareholders | 147

Understanding Your Fund’s Expenses (unaudited)

   As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2011, and held for the entire six-month period ended December 31, 2011. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
   The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2011, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
   The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

   Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/11	12/31/11	Period[1]	7/1/11	12/31/11	Period[1]	Ratio[2]
Investment Class

Royce Pennsylvania Mutual Fund	$1,000.00	$894.58	$4.30	$1,000.00	$1,020.67	$4.58	0.90%
Royce Micro-Cap Fund	1,000.00	854.80	7.06	1,000.00	1,017.59	7.68	1.51
Royce Premier Fund	1,000.00	910.46	5.20	1,000.00	1,019.76	5.50	1.08
Royce Low-Priced Stock Fund	1,000.00	828.21	5.71	1,000.00	1,018.95	6.31	1.24
Royce Total Return Fund	1,000.00	932.76	5.50	1,000.00	1,019.51	5.75	1.13
Royce Heritage Fund[3]	1,000.00	864.30	5.83	1,000.00	1,018.95	6.31	1.24
Royce Opportunity Fund	1,000.00	848.71	5.50	1,000.00	1,019.26	6.01	1.18
Royce Special Equity Fund	1,000.00	970.58	5.76	1,000.00	1,019.36	5.90	1.16
Royce Value Fund	1,000.00	873.29	5.52	1,000.00	1,019.31	5.96	1.17
Royce Value Plus Fund	1,000.00	865.59	5.45	1,000.00	1,019.36	5.90	1.16
Royce 100 Fund	1,000.00	888.91	5.71	1,000.00	1,019.16	6.11	1.20
Royce Dividend Value Fund	1,000.00	912.39	5.83	1,000.00	1,019.11	6.16	1.21

Service Class

Royce Pennsylvania Mutual Fund	1,000.00	893.64	5.87	1,000.00	1,019.00	6.26	1.23
Royce Micro-Cap Fund	1,000.00	853.72	7.76	1,000.00	1,016.84	8.44	1.66
Royce Premier Fund	1,000.00	909.57	6.35	1,000.00	1,018.55	6.72	1.32
Royce Low-Priced Stock Fund	1,000.00	826.98	6.86	1,000.00	1,017.69	7.58	1.49
Royce Total Return Fund	1,000.00	931.06	6.91	1,000.00	1,018.05	7.22	1.42
Royce Heritage Fund[3]	1,000.00	863.00	6.86	1,000.00	1,017.85	7.43	1.46
Royce Opportunity Fund	1,000.00	847.89	7.08	1,000.00	1,017.54	7.73	1.52
Royce Special Equity Fund	1,000.00	969.47	6.90	1,000.00	1,018.20	7.07	1.39
Royce Value Fund	1,000.00	872.09	6.89	1,000.00	1,017.85	7.43	1.46
Royce Value Plus Fund	1,000.00	864.75	6.72	1,000.00	1,018.00	7.27	1.43
Royce 100 Fund	1,000.00	887.49	6.85	1,000.00	1,017.95	7.32	1.44
Royce Discovery Fund	1,000.00	952.21	7.33	1,000.00	1,017.69	7.58	1.49
Royce Financial Services Fund	1,000.00	864.48	7.00	1,000.00	1,017.69	7.58	1.49
Royce Dividend Value Fund	1,000.00	912.28	7.18	1,000.00	1,017.69	7.58	1.49
Royce SMid-Cap Value Fund	1,000.00	843.71	6.92	1,000.00	1,017.69	7.58	1.49
Royce Focus Value Fund	1,000.00	853.46	6.96	1,000.00	1,017.69	7.58	1.49
Royce Partners Fund	1,000.00	846.06	6.93	1,000.00	1,017.69	7.58	1.49

148 | The Royce Funds 2011 Annual Report to Shareholders

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/11	12/31/11	Period[1]	7/1/11	12/31/11	Period[1]	Ratio[2]
Service Class (continued)

Royce Mid-Cap Fund	$1,000.00	$874.70	$7.04	$1,000.00	$1,017.69	$7.58	1.49%
Royce Special Equity Multi-Cap Fund	1,000.00	995.33	6.99	1,000.00	1,018.20	7.07	1.39

Consultant Class
Royce Pennsylvania Mutual Fund	1,000.00	890.76	8.86	1,000.00	1,015.83	9.45	1.86
Royce Micro-Cap Fund	1,000.00	850.57	11.33	1,000.00	1,012.96	12.33	2.43
Royce Premier Fund	1,000.00	906.34	9.90	1,000.00	1,014.82	10.46	2.06
Royce Total Return Fund	1,000.00	927.45	10.15	1,000.00	1,014.67	10.61	2.09
Royce Heritage Fund[3]	1,000.00	859.40	10.73	1,000.00	1,013.66	11.62	2.29
Royce Opportunity Fund	1,000.00	843.92	10.50	1,000.00	1,013.81	11.47	2.26
Royce Special Equity Fund	1,000.00	965.30	10.75	1,000.00	1,014.27	11.02	2.17
Royce Value Fund	1,000.00	868.27	10.31	1,000.00	1,014.17	11.12	2.19
Royce Value Plus Fund	1,000.00	861.17	10.51	1,000.00	1,013.91	11.37	2.24

Institutional Class

Royce Pennsylvania Mutual Fund	1,000.00	894.69	3.68	1,000.00	1,021.32	3.92	0.77
Royce Premier Fund	1,000.00	911.33	4.67	1,000.00	1,020.32	4.94	0.97
Royce Low-Priced Stock Fund	1,000.00	828.07	5.39	1,000.00	1,019.31	5.96	1.17
Royce Total Return Fund	1,000.00	933.20	4.92	1,000.00	1,020.11	5.14	1.01
Royce Opportunity Fund	1,000.00	849.69	4.85	1,000.00	1,019.96	5.30	1.04
Royce Special Equity Fund	1,000.00	971.70	5.17	1,000.00	1,019.96	5.30	1.04
Royce Value Fund	1,000.00	873.78	4.91	1,000.00	1,019.96	5.30	1.04
Royce Value Plus Fund	1,000.00	866.50	4.99	1,000.00	1,019.86	5.40	1.06

W Class

Royce Premier Fund	1,000.00	911.24	4.87	1,000.00	1,020.11	5.14	1.01
Royce Total Return Fund	1,000.00	932.76	5.16	1,000.00	1,019.86	5.40	1.06

R Class

Royce Pennsylvania Mutual Fund	1,000.00	892.20	7.30	1,000.00	1,017.49	7.78	1.53
Royce Premier Fund	1,000.00	908.16	8.08	1,000.00	1,016.74	8.54	1.68
Royce Low-Priced Stock Fund	1,000.00	825.76	8.47	1,000.00	1,015.93	9.35	1.84
Royce Total Return Fund	1,000.00	930.04	8.42	1,000.00	1,016.48	8.79	1.73
Royce Heritage Fund	1,000.00	862.00	8.64	1,000.00	1,015.93	9.35	1.84
Royce Opportunity Fund	1,000.00	845.83	8.56	1,000.00	1,015.93	9.35	1.84
Royce Value Fund	1,000.00	869.79	8.34	1,000.00	1,016.28	9.00	1.77
Royce Value Plus Fund	1,000.00	863.40	8.64	1,000.00	1,015.93	9.35	1.84
Royce 100 Fund	1,000.00	885.86	8.75	1,000.00	1,015.93	9.35	1.84

K Class

Royce Pennsylvania Mutual Fund	1,000.00	892.28	7.25	1,000.00	1,017.54	7.73	1.52
Royce Premier Fund	1,000.00	908.96	7.17	1,000.00	1,017.69	7.58	1.49
Royce Low-Priced Stock Fund	1,000.00	826.79	7.32	1,000.00	1,017.19	8.08	1.59
Royce Total Return Fund	1,000.00	931.40	7.01	1,000.00	1,017.95	7.32	1.44
Royce Heritage Fund	1,000.00	862.60	7.46	1,000.00	1,017.19	8.08	1.59
Royce Opportunity Fund	1,000.00	847.46	7.17	1,000.00	1,017.44	7.83	1.54
Royce Value Fund	1,000.00	870.89	7.31	1,000.00	1,017.39	7.88	1.55
Royce Value Plus Fund	1,000.00	864.17	7.47	1,000.00	1,017.19	8.08	1.59
Royce 100 Fund	1,000.00	886.74	7.56	1,000.00	1,017.19	8.08	1.59

[1]
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2011 Annual Report to Shareholders | 149

Federal Tax Information

In January 2012, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2011.

2011 Supplemental Tax Information:

			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (000’s)
Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	$196,848
Royce Micro-Cap Fund	0.00%	N/A	23.55%	54,873
Royce Premier Fund	100.00%	N/A	100.00%	531,797
Royce Low-Priced Stock Fund	100.00%	N/A	51.67%	292,701
Royce Total Return Fund	100.00%	N/A	100.00%	51,505
Royce Heritage Fund	100.00%	N/A	74.32%	10,510
Royce Opportunity Fund	N/A	N/A	N/A	29,807
Royce Special Equity Fund	100.00%	N/A	100.00%	125,568
Royce Value Fund	100.00%	N/A	100.00%	102,920
Royce Value Plus Fund	100.00%	N/A	84.63%	N/A
Royce 100 Fund	100.00%	N/A	100.00%	17,397
Royce Discovery Fund	100.00%	N/A	100.00%	N/A
Royce Financial Services Fund	80.69%	N/A	100.00%	N/A
Royce Dividend Value Fund	100.00%	N/A	83.44%	1,660
Royce SMid-Cap Value Fund	100.00%	N/A	100.00%	N/A
Royce Focus Value Fund	100.00%	N/A	100.00%	331
Royce Partners Fund	17.28%	N/A	11.74%	84
Royce Mid-Cap Fund	100.00%	N/A	73.61%	162
Royce Special Equity Multi-Cap Fund	100.00%	N/A	100.00%	N/A

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

150 | The Royce Funds 2011 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee[1]
Age: 57 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc. and Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 63 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 73 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 69 | Number of Funds Overseen: 51 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 66 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 60 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 49 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 44 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 52 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

The Royce Funds 2011 Annual Report to Shareholders | 151

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2011, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2011 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

   Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

   All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index. The Russell 2500 is an index of domestic small-to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The returns for the Russell 2500—Financial Sector represent those of the financial services companies within the Russell 2500 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks, selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.

   The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

   Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) All Royce Funds may invest up to 25% (35% of Royce Heritage, Focus Value, Partners, Low-Priced Stock, Financial Services, Micro-Cap and SMid-Cap Value Funds, 10% of Opportunity Fund and 5% of Special Equity Fund) of their respective assets in foreign securities, which generally may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

152 | The Royce Funds 2011 Annual Report to Shareholders

Notes to Performance and Other Important Information

Royce Discovery Fund

At a Special Meeting of Shareholders held on December 5, 2011, the Fund’s shareholders approved the following:

PROPOSAL	VOTES FOR	VOTES AGAINST	VOTES WITHHELD

1. Approve a change in the Fund’s fundamental investment restriction to:

(a) eliminate the Fund’s fundamental investment restriction limiting its
investment in the securities of foreign issuers.	415,321	2,481	463

The Royce Funds 2011 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $34 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $144 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

QUALIFIED INVESTOR Royce Select Fund I Royce Select Fund II Royce Global Select Fund Royce SMid-Cap Select Fund Royce Opportunity Select Fund	ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through December 31, 2011

	Average Annual Total Returns
CATEGORY				10-Year/		Annual Operating
Fund	1-Year	3-Year	5-Year	Since Inception(Date)		Expenses
QUALIFIED INVESTOR

Royce Select Fund I	-3.61%	16.71%	5.45%	9.50%		2.38%

Royce Select Fund II	-14.01	20.11	1.75	5.30	(6/30/05)	2.80

Royce Global Select Fund	-17.77	19.58	5.80	10.04	(6/30/05)	3.53

Royce Smid-Cap Select Fund	0.66	13.26	n.a.	2.00	(9/28/07)	0.71

Royce Opportunity Select Fund	-17.14	n.a.	n.a.	5.67	(8/31/10)	4.01

Russell 2000 Index	-4.18	15.63	0.15	5.62		n.a

Russell Global Small Cap Index	-14.03	16.72	-1.28	8.34		n.a

Russell 2500 Index	-2.51	18.41	1.24	6.57		n.a

Royce Select Fund I’s average annual total return since inception (11/18/98) was 13.36%.

Important Performance, Expense and Risk Information
 All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the respective Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Select Fund II at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Annual operating expenses reflect each Fund’s total annual operating expenses as of the most current prospectus and include management fees based on 12.5% of their pre-fee, high-watermark total returns in 2010, (+19.0% for Royce Select Fund I, +19.8% for Royce Select Fund II, +27.2% for Royce Global Select Fund, +5.6% for Royce SMid-Cap Select Fund, and +32.1% for Royce Opportunity Select Fund). For Royce Select Fund I and Royce SMid-Cap Select Fund, annual operating expenses also included acquired fund fees and expenses. For Royce Select Fund II and Royce Global Select Fund, it included dividends on securities sold short, acquired fund fees and expenses, and interest expense on borrowings. Actual management fees will depend on each Fund’s future returns. Royce has contractually agreed to absorb all other operating expenses of each Select Fund, other than acquired fund fees and expenses, dividend expenses relating to any short selling activity and interest expense on borrowings of these Funds. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by any applicable Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies.

Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the Prospectus). Please read the Prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 Index is an index of domestic small to mid-cap stocks. It includes approximately 2500 of the smallest securities in the Russell 3000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. Distributor: Royce Fund Services, Inc.

This page is not part of the 2011 Annual Report to Shareholders

Portfolio Characteristics	As of December 31, 2011

1 The Fund does not have the three years of history required for calculating a volatility score.

Market Cap Breakdown Key: Micro-Cap Small-Cap Mid-Cap Large-Cap
Investment Universe

Micro-Cap: Market Caps up to $500 million

Small-Cap: Market Caps between $500 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $15 billion

Foreign Securities: Foreign securities are those securities that do not trade on a U.S. exchange, trade outside the U.S. and/or are issued by companies that are domiciled outside the U.S.

Portfolio Approach

Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility

Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (371 funds as of 12/31/11). For Royce Global Select Fund, all world stock funds with weighted average market-caps of less than $5 billion tracked by Morningstar that have at least three years of history (28 funds as of 12/31/11) are included. For Royce SMid-Cap Select Fund, all mid-cap stock funds with weighted average market-caps between $500 million and $10 billion tracked by Morningstar that have at least three years of history (420 funds as of 12/31/11 ) are included. We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

This page is not part of the 2011 Annual Report to Shareholders | 1

Table of Contents

Annual Review

Letter to Our Shareholders	3

2011: In Quotes	44

Postscript: Why Volatility Is the Friend of Discipline	45

Annual Report to Shareholders	9

The Select Choice—Royce’s Qualified Investor Funds

Royce’s Qualified Investor Funds incorporate the same fundamental investment disciplines of our core long-only offerings with added flexibility—the Funds may also short stocks and use leverage.
When they choose to, the Funds’ portfolio managers can seek to profit from both positive and negative views of an enterprise that develop out of the normal course of our investment due diligence. This increased investment flexibility provides more efficient use of Royce’s in-depth research process, while also presenting opportunities for an enhanced portfolio.
More importantly, the Fund’s fee and expense structure, unique among mutual funds, is tied directly to each Fund’s total return. Each Fund pays a management fee to Royce equal to 12.5% of its pre-fee total return to a performance peak. Royce absorbs most other ordinary operating expenses of the Funds. Each Fund’s respective management fee is subject to a high watermark, which means that Royce will only receive a fee during periods of positive performance from a prior peak for each Fund.
If the total return recedes from the high watermark, no fee will be taken until the Fund’s pre-fee total return once again exceeds the high watermark. It is calculated in a manner that we believe is equitable for the investor and aligns the adviser’s interests with the shareholders’. The real advantage is that during low-return periods, the expenses have a much more modest impact on returns, and during negative-return periods, there are no ordinary operating expenses charged to the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable.
In our view, these features give qualified investors the best of both worlds—the transparency and liquidity of a publicly traded mutual fund, along with some of the flexibility and portfolio architecture of a hedge fund.
Each Qualified Investor Fund seeks long-term growth of capital and may invest in both long and short positions in equity securities. The long portion of each portfolio is primarily invested in a limited number (generally less than 100) of smaller companies. Short portions may include individual equity securities and pooled investment vehicles, such as ETFs.

2 | This page is not part of the 2011 Annual Report to Shareholders

Charles M. Royce, President

When used in a financial context, the
technical definition of ‘correlation’
is “a statistical measure of how two
securities move in relation to one
another.” Recently, this typically
obscure data point has moved into
the lexicon of mainstream investors
as it aptly describes the sort of
stock market returns that we have
experienced over the last few years.
That is, returns have been highly
“correlated” as the majority of stocks,
irrespective of sector, industry, market
cap, nation of origin or ostensible
investment profile (i.e., value or
growth), have either done well, as in
2009 and 2010, or poorly, as they did
in 2008 and 2011.

Why is correlation important?
Correlated markets present definite
challenges for disciplined contrarian
investors like ourselves. There is
simply not much incremental reward
for the contrary stance when share
prices are rising or falling more or
less indiscriminately throughout the
world’s stock markets.

Continued on page 4...

Letter to Our Shareholders

Capitulation
A few years ago, we wrote that markets resemble Tolstoy’s families: All the happy ones are alike, and all the unhappy ones are unhappy in their own way. The past calendar year’s stock market results, which place it mostly, but not entirely, in the “unhappy” category, offer a striking example. One only has to compare it to recent years of poor performance to see its singularity. In 2008, stock markets across the globe cratered as part of a global financial crisis that saw once-mighty titans of Wall Street collapse. The crisis also had the effect of worsening both a correction in housing prices and a worldwide recession. (Of course, much of the globe’s current difficulties in capital markets and economies can be traced back to this event.) The crisis saw a widespread exit from stocks, with major indexes in the U.S. and elsewhere posting sizable double-digit losses for the year. Earlier in the decade, 2002 saw mostly negative results as the exploding Internet Bubble and the lingering effects of the events of 9/11 led many investors to sell equities. Results were mostly negative, but within a much larger range, depending on one’s exposure to Technology and related areas.
     We suspect that, unlike those of 2002 and 2008, the stock market of 2011 will be remembered not for cataclysmic events or the severity of its losses, which weren’t nearly as bad as one might think, but for its daily drama of extreme volatility. The days between late April and the end of the year saw increasing numbers of investors opting to get out of equities, and stay out, which resulted in a large-scale capitulation that rivaled

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Our practice is to go against the
grain by investing in companies or
industries that most investors are
neglecting while we ignore trendy
or fast-growing segments of the
market that others are championing.
Our fundamental analysis seeks to
identify discounts when intrinsic
value becomes meaningfully detached
from stock prices. In general, we
look for well-managed businesses
with pristine financial profiles and
histories of high returns on invested
capital that are attractively priced
on an absolute basis. To find these
attributes in common often means
that a company has disappointed a
set of shareholders for any number
of reasons such as poor management
execution, challenging business
conditions, increased competition or
earnings misses.

While still in an environment that
offers plenty of opportunity to locate
these kinds of companies, often in
industries that are falling out of favor
and/or are nearing the bottom of
a business cycle, our efforts are not
being rewarded as distinctly. Markets
where correlation is more historically
normal often see us enjoying the fruits
of earlier contrarian investments that
fit the profile we described.

Continued on page 6...

Letter to Our Shareholders
anything we have seen during other recent bearish periods, when results were far, far worse. This last point made the past year as fascinating as it was frustrating. Investors fled or avoided stocks for many reasons—because they lacked confidence in political leaders both here at home and abroad to deal effectively with the challenges of stimulating the economy and responsibly coping with enormous debt; because they couldn’t bear the barrage of headlines with their seemingly endless parade of bad news; and because they simply ran out of patience with the daily jumps and dives of a market struggling to make sense of it all.
     Absent from this list is the state of the companies themselves. We would humbly suggest that the most relevant reasons why one would choose to invest in a business—its merits as a company, its prospects and the relationship these have to its stock price—were largely, if not wholly neglected through the market’s most tumultuous months. Again, this was unlike 2002, which for many Internet companies was an “Emperor’s New Clothes” moment, and 2008, when the threat was systemic and fundamentals were, at least at the most tense moments, irrelevant. The disconnect between stock prices and fundamentals for many companies, including many small-caps, remains wide as we enter 2012. While this created no end of short-term disappointments for us—2011 being one of the most challenging years for The Royce Funds in our history—it has also provided ample seeding for what we hope will be a bountiful harvest in the years to come. Following a recap of 2011 performance, we will offer a more detailed explanation of our optimism below.

Correlation
Perhaps the most notable thing about 2011 was how little returns shifted in the U.S. markets. High volatility was the order of the day through much of the year across most of the globe and was very much in evidence between August and the end of December. However, by the time the year ended, the major U.S. indexes posted returns that felt less like a bang than a whimper. After a solidly positive first half, the small-cap Russell 2000 Index came through the wild second half with a loss of 9.8%. For the same period, its large-cap counterparts, the Russell 1000 and S&P 500 Indexes, lost less, down 4.6% and 3.7%, respectively, while the more tech-laden Nasdaq Composite declined 6.1%.
     These single-digit declines belie the tortuous road of the year’s last six months. During the third quarter, each of the aforementioned indexes suffered significant double-digit losses, with the Russell 2000 down 21.9%, the Russell 1000 falling 14.7%, the S&P 500 off 13.9% and the Nasdaq losing 12.9%. Fears of European defaults and the possibility

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of a double-dip recession in the U.S. were factors, though U.S. and European investors may well have been more motivated to sell based on their utter lack of confidence in the abilities of the developed world’s political leaders to meet the challenges of economic stagnation and staggering government debt. When some progress seemed to be made on these fronts, share prices rebounded through much of the fourth quarter. The bull run was dominated by an October rally just as the third-quarter downturn was primarily driven by a disastrous August and September. Each major index finished the fourth quarter with double-digit gains. Small-caps led the way in this dynamic period, gaining 15.5%, compared to a gain of 11.8% for both the Russell 1000 and S&P 500 Indexes, and 7.9% for the Nasdaq. Yet after all the Sturm und Drang in 2011—in its second half in particular—here is where the four domestic indexes wound up for the calendar year: The Russell 2000 fell 4.2%, the Russell 1000 gained 1.5%, the S&P 500 climbed 2.1%, and the Nasdaq lost 1.8%. After a year of prices leaping and crashing, the U.S. stock markets did not move much at all. Were the bullish October and the less wildly volatile months of November and December positive signs that investors were beginning to pay less attention to headlines and more to company fundamentals? We would like to think so, but this remains an open question.

We suspect that, unlike those of 2002 and 2008, the stock market of 2011 will be remembered not for cataclysmic events or the severity of its losses, which weren’t nearly as bad as one might think, but for its daily drama of extreme volatility.

     The ongoing possibility of government defaults in Portugal, Italy, Ireland, Greece, and Spain, as well as the resulting economic slowdown that gripped much of Europe, continued to weigh heavily on the minds of investors in the second half. This anxiety was reflected in the larger calendar-year losses for global, international and European indexes. The Russell Global ex-U.S. Small Cap Index finished the year down 18.7%, behind its large-cap sibling, the Russell Global ex-U.S. Large Cap Index, which declined 13.8%. Each enjoyed a modestly positive first half, up 0.8% and 4.1%, respectively, before succumbing to the same woes that afflicted the U.S. markets in the third quarter. The Russell Global ex-U.S. Small Cap was down 19.4% and its large-cap equivalent lost 20.1% in the third quarter. So far, so close to their U.S. compeers. Yet the non-U.S. markets lagged behind considerably in the fourth quarter, with the Russell Global ex-U.S. Small Cap gaining a paltry 0.1% and its large-cap sibling climbing 3.6%. It remains to be seen whether this was a temporary phenomenon, a sign that the global economy outside the U.S. remains weak, or was evidence that the U.S. economy, for all its struggles, remains fundamentally strong on both an absolute and relative basis.

The disconnect between stock prices and fundamentals for many companies, including many small-caps, remains wide as we enter 2012.

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This combination of reaping the
benefits of previous efforts while
repositioning for the future has
historically led to long-term
performance differentiation versus
both small-cap indexes and peers.
Yet a correlated market can constrict
both kinds of opportunity.

There are two other, related
challenges: Highly correlated up
markets tend to reward passively
managed index funds and ETFs
(Exchange Traded Funds) because of
their inherently lower fee structure
and fully invested status. Correlated
downturns can also foster greater
demand for these same vehicles
as investors become frustrated
with mounting losses. In addition,
investors, losing sight of the long
view, also tend to lose their appetite
for actively managed products
when short-term performance
differentiation is diminished.

Unsurprisingly, then, a correlated
market usually indicates a low
tolerance for risk. While this can
help over the long run—the rampant
selling during the last seven months
of 2011 created as large a set of
purchase opportunities as we’ve seen
in nearly three years—it also equates
to ample levels of emotional and
undifferentiated selling, which hinders

Continued on page 8...

Letter to Our Shareholders
     U.S. mid-cap stocks acquitted themselves well enough, though they did not lead the market in the second half as they did in the first, when the Russell Midcap Index gained 8.1%. The mid-cap index slid 18.9% in the third quarter before rebounding 12.3% in the fourth. For the year as a whole, the Russell Midcap was down 1.6%. As measured by the Russell Microcap Index, domestic micro-cap stocks continued to struggle, which was unsurprising in a market that saw investors growing less and less comfortable with risk through the end of September. After finishing the first half with a 3.1% gain, the micro-cap index declined 22.7% in the third quarter. So while its fourth-quarter gain of 13.8% was strong, it was not enough to shore up earlier losses. The Russell Microcap Index closed out 2011 with a 9.3% loss.

Contention
As we take the measure of the micro-cap, small-cap and mid-cap universe, we like much of what we see. We remain disciplined, bottom-up stock-pickers with a time horizon measured in years, so our sights are trained squarely on the long run. From that vantage point, we see a strong case to be made for investing in equities. What has gotten lost in all of the fiscal worry and political melodrama of the last couple of years is the fact that many companies across the globe, and certainly here in the U.S., successfully navigated the recession and have been effectively managing their way through the current slow-growth economy. The overall condition of corporate balance sheets and cash flows—two key metrics in our security analysis process—is excellent. So we expect that as the economy continues to grow and political leaders finally begin to implement workable policies, more investors will begin to notice that fundamentals are strong throughout the equity world, which should help to usher in a solid decade for stocks, one that we suspect will feature frequent leadership rotation between asset classes and between higher quality and more speculative stocks.
     In our estimation, small-caps look very well-positioned to bounce back strong as part of a general upward move for equities. More specifically, some recent research has shown that high-quality small-caps, as measured by returns on invested capital (ROIC), are not only cheap on an absolute basis, but relative to their large-cap counterparts as well. There has been a lot of recent analysis devoted to showing that small-caps are statistically more expensive than large-caps, yet many of the companies that have been drawing our interest are not. It comes as no surprise, then, that we think this is a very opportune time for active small-cap management. Historically, when returns are both highly correlated and underwhelming, inefficiencies develop that we seek to use to our long-term advantage. We are confident that active small-cap managers can generate satisfactory absolute results

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[1]

Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Select Fund II at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.

when returns begin to differentiate again. As we detailed in a research paper on the importance of active small-cap management, consistency, discipline and a long-term investment horizon are critical to realizing the goal of strong absolute long-term results that, as a byproduct of that effort, have also beaten small-cap benchmarks. The last several years have certainly underscored the poor track record of predictions for markets and economies, but as equity returns become less closely correlated, we see the potential for active and disciplined small-cap management to succeed.

What has gotten lost in all of the fiscal worry and political melodrama of the last couple of years is the fact that many companies across the globe, and certainly here in the U.S., successfully navigated the recession and have been effectively managing their way through the current slow-growth economy. The overall condition of corporate balance sheets and cash flows—two key metrics in our security analysis process—is excellent.

Conclusion
This is the environment for which we have been preparing. We invested in 2011 in much the same way that we have since 1972—with a disciplined, long-term approach that searches far and wide for what we deem are attractive prices for great companies. Historically, we have sought to use volatility as part of our arsenal of tactics. Highly volatile markets tend to create even greater opportunities because they drive share prices lower, and they do so with little or no regard for a business’s fundamentals. While this helped to create a host of short-term disappointments last year, at the same time it presented us with a number of what we believe are very promising long-term opportunities. It is also important to point out that, though daily volatility was very high, monthly returns in 2011 were not as wildly out of sync with other years as the day-to-day drama might lead one to
We think that we are in a new era of high daily volatility that investors will better adjust to in 2012 and beyond. More important is our belief that fundamentals are much better than the headlines; that quality will continue to be an important driver of long-term outperformance; and that non-U.S. small-caps will enjoy improved performance in the years to come.

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more established positions from
rising to price levels that our analysis
indicates they are capable of attaining.

Throughout much of 2011, we found
ourselves building existing positions
and revisiting old favorites at least
as frequently as investing in new
companies. In all cases, our purchases
comprised high-conviction ideas
as we sought to ultimately tap the
inevitable differentiation that
occurs between corporate performance
and correlated investor sentiment.
While not necessarily rewarding in
the short run, taking advantage of
such mispricings remains the best
way we know of building strong,
long-term performance.

Letter to Our Shareholders

believe. We think that we are in a new era of high daily volatility that investors will better adjust to in 2012 and beyond. More important is our belief that fundamentals are much better than the headlines; that quality will continue to be an important driver of long-term outperformance; and that non-U.S. small-caps will enjoy improved performance in the years to come.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2012

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The Royce Funds 2011 Annual Report to Shareholders | 9

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/11

July-December 2011[1]			-9.86%

One-Year			-3.61

Three-Year			16.71

Five-Year			5.45

10-Year			9.50

Since Inception (11/18/98)			13.36

ANNUAL EXPENSE RATIO

Operating Expenses			2.38%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2011	-3.6%	2004	19.1%

2010	18.2	2003	48.7

2009	39.6	2002	-15.8

2008	-25.9	2001	24.5

2007	10.7	2000	15.0

2006	15.0	1999	35.4

2005	10.9

TOP 10 POSITIONS % of Net Assets

Warnaco Group (The)			2.6%

Reliance Steel & Aluminum			2.4

Rofin-Sinar Technologies			2.4

Alleghany Corporation			2.4

Cliffs Natural Resources			2.2

Oil States International			2.0

LSB Industries			2.0

Intrepid Potash			2.0

Valmont Industries			2.0

ShawCor Cl. A			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			23.0%

Information Technology			18.8

Materials			15.5

Energy			8.7

Consumer Discretionary			8.4

Financials			6.9

Health Care			5.1

Consumer Staples			2.2

Miscellaneous			2.5

Cash and Cash Equivalents			8.9

Royce Select Fund I

Manager’s Discussion
Royce Select Fund (RS1) was down 3.6% in 2011, losing less than its small-cap benchmark, the Russell 2000 Index, which declined 4.2% for the same period. This relative advantage was achieved by outpacing the small-cap index during the year’s stomach-churning declines and remaining competitive when stock prices were on the rise. During the first half, when markets were comparably quieter, RS1 narrowly outperformed the Russell 2000 with a gain of 6.9% versus 6.2% for the benchmark.
     Small-caps reached a peak on April 29, 2011, though share prices declined most precipitously when temperatures were rising during July, August, and September. Of course, investors had far more to be concerned about than the weather—the news from Europe concerned debt so staggering that default was a constant topic, while here in the U.S. we suffered through the debt ceiling fiasco and resulting worry about a double-dip recession. In both locales, there was a pronounced lack of confidence in political leaders to deal effectively with these pressing problems. So it was no surprise that the third quarter saw mostly double-digit declines for the world’s major indexes. The Fund fell 21.5% between July and September, and the Russell 2000 declined 21.9%. This dismal period stood in marked contrast to the bullish period that kicked off after the post-peak low for small-caps on October 3. Although markets remained volatile through the end of the year, the fourth quarter saw a welcome reversal of direction. RS1 rose 14.9% in the year’s concluding quarter, compared to a 15.5% gain for the Russell 2000.

     The Fund’s longer-term results remained strong on a relative basis and were impressive on an absolute basis for the three-year, 10-year, and since inception (11/18/98) periods ended December 31, 2011. RS1’s performance in the most recent market cycle played a critical role on both fronts. From the previous small-cap peak on July 13, 2007 through April 29, 2011, the Fund gained 32.8% versus 6.6% for the Russell 2000. RS1 outperformed its benchmark for the one-, three-, five-, 10-year, and since inception periods ended December 31, 2011. The Fund’s average annual total return since inception was 13.4%.
     Five of the Fund’s eight equity sectors posted net gains for the year, though outside of Energy, the contributions were somewhat modest. Materials holdings detracted most from performance, primarily hurt by poor results from the chemicals industry, which accounted for more than half of the sector’s net losses. Intrepid Potash endured a weak second half

GOOD IDEAS THAT WORKED
Top Contributors to 2011 Performance[1]

Questcor Pharmaceuticals	0.91%

Major Drilling Group International	0.77

Oil States International	0.74

Wabtec Corporation	0.58

Helmerich & Payne	0.58

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermark return of 19.0% in 2010. The Fund’s total annual operating expense ratio of 2.38% consisted of the management fee and acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

10 | The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

as potash prices, which had been rising earlier in the year, plateaued in the face of fears of lower corn and wheat consumption with the slowdown in the Chinese economy. Farmers have been waiting to fulfill their spring fertilizer needs in hopes of getting a better price. Confident in its long-term prospects, we built our position at several points during the year, with the bulk of shares added between August and December.
     Also from the Materials sector, the metals & mining group was a drag on performance. This industry, however, was made up of both significant detractors and one top contributor. On the losing side, the stock price of leading global scrap metal recycler Sims Metal Management melted down 41% between late July and early October as negative macro headlines appeared to signal weakening demand for steel and steel-related products. Neither the uncertain industrial picture nor the volatile price of gold could stop the share price of Major Drilling International from climbing in 2011. The company provides contract drilling services primarily for mining and mineral exploration companies, making it a “pick and shovel” play in the metals & mining industry. Demand for its services accelerated throughout the year, with the company exiting 2011 with more jobs than it has labor to handle. Gold miners comprise about half of its business, and even with the pull-back in the gold price, we think its prospects remain attractive, though its rising price led us to reduce our stake. Outside of Materials, we enjoyed success with Questcor Pharmaceuticals. Its stock price got healthy on greater-than-expected physician uptake of its core drug for treating multiple sclerosis, which drove sales through the year. We sold our position between April and September as its price rose. Oil States International benefited from continued high levels of U.S. land drilling activity in shale plays both for natural gas and, increasingly given sustained high oil prices, shale gas and natural gas liquids.

     We saw opportunities elsewhere and so parted ways with Columbus McKinnon, which makes a variety of handling products for commercial and industrial use, including hoists, winches, and industrial crane systems. Its price tends to slightly lag but otherwise tracks industrial production, in general a challenging area for the market in 2011. Aixtron is a German firm that provides the key tools used in making high brightness light emitting diodes (HB LEDs). Its stock price plummeted in the second half. Weaker-than-expected demand for LED-backlit TVs and overbuilding of LED factories in China—thanks to overly generous government subsidies—led to slackening demand which in turn caused delayed or canceled tool orders. We added to our position in RS1, though patience will be needed as we anticipate that it will be at least some months before demand reaccelerates, likely driven by growth in general lighting uses.

GOOD IDEAS AT THE TIME
Top Detractors from 2011 Performance[1]

Columbus McKinnon	-1.05%

Sims Metal Management ADR	-0.93

Aixtron ADR	-0.90

Intrepid Potash	-0.80

Rofin-Sinar Technologies	-0.67

[1] Net of dividends

ROYCE SELECT FUND I VS. RUSSELL 2000 Value of $10,000 Invested on 11/18/98

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]			$1,605 million

Weighted Average P/E Ratio[2]			13.3x

Weighted Average P/B Ratio			1.8x

U.S. Investments (% of Net Assets)			80.8%

Non-U.S. Investments (% of Net Assets)			10.3%

Fund Net Assets			$47 million

Turnover Rate			63%

Number of Holdings			65

Symbol			RYSFX

[1] Geometrically calculated
[2] The Fund’s P/E calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

		Category	Best Decile
	RS1	Median	Breakpoint

Sharpe Ratio	0.30	0.11	0.24

Standard
Deviation	21.32	23.92	21.36

[1] Five years ended 12/31/11. Category Median and Best Decile Breakpoint based on 346 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RS1	5.45%	21.32	0.26

Russell 2000	0.15	24.47	0.01

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 7 Years, in Percentages (%)

The Royce Funds 2011 Annual Report to Shareholders | 11

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-11.00%

One-Year			-14.01

Three-Year			20.11

Five-Year			1.75

Since Inception (6/30/05)			5.30

ANNUAL EXPENSE RATIO

Operating Expenses			2.80%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2011	-14.0%	2008	-33.4%

2010	21.0	2007	-5.5

2009	66.6	2006	19.8

TOP 10 POSITIONS % of Net Assets

Teradyne			3.1%

Charming Shoppes			3.0

ASM International			2.9

Western Digital			2.8

G-III Apparel Group			2.7

American Eagle Outfitters			2.5

Helmerich & Payne			2.5

Fufeng Group			2.3

Kossan Rubber Industries			2.2

Market Vectors Junior Gold Miners ETF			2.1

SHORT POSITIONS % of Net Assets

Simon Property Group			-2.3%

VF Corporation			-2.2

Financial Select Sector SPDR Fund			-0.8

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Information Technology			32.7%

Consumer Discretionary			21.5

Materials			16.5

Industrials			8.0

Financials			7.8

Energy			5.9

Health Care			3.3

Consumer Staples			1.4

Miscellaneous			4.2

Cash and Cash Equivalents			-1.3

[1] Long positions only

Royce Select Fund II

Manager’s Discussion
More volatility, greater uncertainty and added anxiety led to lower returns for Royce Select Fund II during 2011. For the calendar year, Royce Select Fund II (RS2) lost 14.0% versus a decline of 4.2% for RS2’s domestic small-cap benchmark, the Russell 2000, and a loss of 14.0% for its global small-cap benchmark, the Russell Global Small Cap Index, over the same period. This was a disappointing outcome for two reasons: negative returns are always discouraging, as is underperformance versus the Fund’s domestic benchmark. It should be noted that as of May 1, 2011, the Fund may invest in U.S. and/or foreign securities, and there is now no limit to the Fund’s exposure to foreign securities, which explains why we have added the Russell Global Small Cap Index as a second benchmark for the Fund.
       During the more tranquil first half of 2011, a period that nonetheless saw some volatility in the second quarter, the Fund underperformed the Russell 2000 (+6.2%) and the Russell Global Small-Cap Index (+2.5%) by declining 3.4%. Domestic small-caps reached a new peak on April 29, 2011, though the initial slide from the top was not as steep as it would become in August and September. Those months were marked by intensifying anxieties over potential defaults in European nations and a fresh round of worry over the possibility of a second recession here in the U.S., to say nothing of our own issues with enormous debt.

Each of these situation was made worse by the stubborn refusal of the developed world’s political leaders to put policies in place that might resolve (or least confront) these serious problems. The third quarter, then, bore the brunt of these issues. During the year’s penultimate quarter, RS2 fell 22.3% versus a loss of 21.9% for the small-cap index and a decline of 20.3% for the global small-cap index. The Fund’s relative disadvantage versus the Russell 2000 only widened during the year’s closing months, while RS2 gained ground against its global benchmark. This period saw a welcome rally here in the U.S. and a more tepid rebound overseas. RS2 gained 14.6% in the fourth quarter, while the Russell 2000 gained 15.5%, and the Russell Global Small Cap was up only 5.3%.
GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Charming Shoppes	1.63%

Open Range Energy	0.64

G-III Apparel Group	0.60

Team	0.55

SMART Modular Technologies (WWH)	0.52

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Select Fund II at 12/30/11 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses as of most current prospectus and include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return of 19.8% in 2010. The Fund’s total annual operating expense ratio of 2.80% consisted of the management fee, dividends on securities sold short, interest expense on borrowings, and acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             12  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

     The Fund’s longer-term results were far better on a relative basis and also showed an impressive absolute return for the three-year period versus both the Russell 2000 and the Russell Global Small Cap indexes. One reason for both this absolute and relative strength was the Fund’s recent domestic market cycle performance. From the previous small-cap peak on July 13, 2007 through April 29, 2011, RS2 rose 27.0% versus a gain of 6.6% for the Russell 2000 and a loss of 0.8% for the Russell Global Small Cap Index.
     For the full year, all but three of the Fund’s 10 equity sectors were negative. The Materials, Information Technology and Financials sectors were the greatest detractors to performance for the period. The Energy and Consumer Discretionary sectors were the best-performing sectors for the annual period. At the industry level, metals & mining led the decline, followed by IT services, capital markets and electrical equipment. The specialty retail industry was the greatest contributor to performance in 2011 by a wide margin.
     Charming Shoppes was RS2’s second-largest individual holding at the end of the period and was the top contributor in 2011. The Bensalem, PA-based company is the largest plus-size retailer in the U.S. Charming Shoppes, which began more than 70 years ago, announced plans in early December 2011 to conduct a strategic financial review and sell its Fashion Bug stores as part of a shift to focus on growing sales at its Lane Bryant stores. The company posted losses in the previous four years as department stores and other retailers added large-size clothing.

However, its recent online initiatives aimed at a global audience and earnings that exceeded estimates seemed to attract interest in its stock. Its gains accounted for the bulk of the positive contribution made by the specialty retail group. We reduced our position in December.
     The top two detractors to performance in 2011 were companies that are based in, or derive a majority of their business from China. Shanghai-based E-House China Holdings is a leading real estate services company in China. The company offers primary real estate agency services to residential real estate developers, lists and brokers properties for resale, and consults on land acquisition and property development. The company announced disappointing results as its underlying business was hurt by the economic slowdown in China. Beijing-based Camelot Information Systems provides enterprise application services and financial industry IT services to companies based in the Pacific Rim. Rapidly rising labor costs and China’s macroeconomic uncertainty pressured margins and top-line growth throughout the year. Seeing what we thought were better potential opportunities elsewhere, we sold our shares in August. We added to our stake in Hong Kong-based auto parts maker Minth Group. Like many stocks, it suffered through a particularly difficult third quarter.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

E-House China Holdings ADR	-1.27%

Camelot Information Systems ADS	-1.26

Minth Group	-1.17

Market Vectors Junior Gold Miners ETF	-1.13

Medusa Mining	-1.13

[1] Net of dividends

ROYCE SELECT FUND II VS. RUSSELL 2000 AND RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,070 million

Weighted Average P/E Ratio[2]		10.9x

Weighted Average P/B Ratio		1.8x

Fund Net Assets		$3 million

Turnover Rate		153%

Number of Holdings		74

Symbol		RSFDX

[1] Geometrically calculated
[2] The Fund’s P/E calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RS2	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.14	0.11	0.16

Standard Deviation	24.72	23.92	22.75

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RS2	1.75%	24.72	0.07

Russell 2000	0.15	24.47	0.01

[2] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States			55.4%

Hong Kong			9.2

Taiwan			6.2

China			5.3

United Kingdom			4.4

Singapore			4.1

Canada			3.9

Bermuda			3.7

Australia			3.4

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and except in the case of ETF’s securities are categorized by the country of their headquarters.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages (%)

The Royce Funds 2011 Annual Report to Shareholders  |  13

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/11

July-December 2011[1]			-19.47%

One-Year			-17.77

Three-Year			19.58

Five-Year			5.80

Since Inception (6/30/05)			10.04

ANNUAL EXPENSE RATIO

Operating Expenses			3.53%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2011	-17.8%	2008	-34.4%

2010	33.2	2007	18.2

2009	56.1	2006	19.4

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			3.2%

Santen Pharmaceutical			3.0

Mayr-Melnhof Karton			3.0

Jupiter Fund Management			2.9

USS			2.8

Teradyne			2.7

FamilyMart			2.6

Helmerich & Payne			2.6

Ashmore Group			2.4

Lamprell			2.4

TOP 10 SHORT POSITIONS % of Net Assets

ProShares Ultra Health Care			-1.1%

Simon Property Group			-0.9

ProShares Ultra MSCI Emerging Markets			-0.9

Panera Bread Cl. A			-0.8

United Rentals			-0.7

iShares MSCI Canada Index Fund			-0.7

iShares Barclays 20+ Year Treasury Bond Fund			-0.6

Las Vegas Sands			-0.6

Stericycle			-0.6

Deluxe Corporation			-0.5

PORTFOLIO SECTOR BREAKDOWN[1] % of Net Assets

Materials			21.7%

Industrials			15.4

Financials			12.1

Information Technology			11.2

Health Care			10.8

Energy			10.5

Consumer Discretionary			10.2

Consumer Staples			7.0

Miscellaneous			3.8

Cash and Cash Equivalents			-2.7

[1] Long positions only

Royce Global Select Fund

Manager’s Discussion
With stocks struggling on a nearly worldwide basis in 2011, the calendar-year result for Royce Global Select Fund was not surprising, though it was disappointing on both an absolute and relative basis. The Fund was down 17.8% in 2011 versus a loss of 14.0% for its new global small-cap benchmark, the Russell Global Small Cap Index, and a decline of 9.1% for the MSCI World Small Core Index. Following two years of very strong absolute and relative performance, some pull-back was not unexpected, especially in such a volatile and highly challenging environment for stocks, particularly non-U.S. equities. Two somewhat overlapping areas—non-U.S. investments and holdings in the Materials sector—detracted most from results in 2011. Related to this was the portfolio’s relative underweight in domestic stocks versus its new benchmark. The Fund’s U.S. investments accounted for 12.4% of net assets at the end of 2011 versus more than 30% for the Russell Global Small Cap.
     Although the first half of the year was relatively tranquil compared to what the summer and early fall brought, the globe’s equity markets began to exhibit higher levels of volatility in April. After a quietly bullish four months to kick off the year, domestic small-caps reached a new peak at the end of April, and falling share prices then became mostly the norm for equities through early October. During the first half, RGS gained 2.1% versus gains of 2.5% for the Russell Global Small Cap and 5.6% for the MSCI World Small Core.
     The third quarter saw the steepest declines of the year, stoked by a host of issues,

including the possibility of sovereign defaults by European nations, the fear of a double-dip recession in the U.S., subsequent anxiety over the failure of the developed world’s political leaders to effectively confront these problems, and a slowdown in the Chinese economy. No wonder, then, that most of the world’s stock markets experienced double-digit losses between July and September. For the third quarter, RGS was down 19.9% compared to respective losses of 20.3% and 20.4% for the Russell Global Small Cap and MSCI World Small Core. So while the Fund struggled in the downturn more than we would like, its disadvantage versus both indexes was not terribly wide going into the fourth quarter. However, RGS failed to keep pace during the rally that lifted stock prices high in the U.S. through much of the year’s last three months, and it was during this primarily domestic upswing that the Fund fell furthest behind the global

GOOD IDEAS THAT WORKED
Top Contributors to 2011 Performance[1]

Varian Semiconductor Equipment Assoc.	0.57%

Santen Pharmaceutical	0.53

Helmerich & Payne	0.53

USS	0.53

ProShares Ultra MSCI Emerging Markets	0.42

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return of 27.2% in 2010. The Fund’s total annual operating expense ratio of 3.53% consisted of the management fee, dividends on securities sold short, acquired fund fees and expenses, and interest expense on borrowings. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees, and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

14 | The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

small-cap indexes. For the fourth quarter, RGS climbed a paltry 0.5% compared to 5.3% for its benchmark and 8.2% for the MSCI World Small Core.
     Longer-term results were far better, helped by a strong performance in the last full-market cycle for domestic small-caps. From the previous small-cap market peak on July 13, 2007 through April 29, 2011, the Fund gained 38.3%, well ahead of both global small-cap indexes; the Russell Global Small Cap was down 0.9% while the MSCI World Small Core was up 3.1% for the same period. RGS also beat its benchmark from the index’s peak on October 31, 2007 through the end of 2011, climbing 5.3% versus a loss of 21.4% for the Russell Global Small Cap. RGS outpaced both indexes for the three-year, five-year, and since inception (6/30/05) periods ended December 31, 2011. RGS’s average annual total return since inception was 10.0%.
     For all of the headlines the eurozone crisis merited, net losses came not just from holdings based in Europe, but also in countries such as China, Australia, and Egypt. E-House China Holdings was the greatest detractor to performance during 2011. The Shanghai-based company is a leading real estate services operation in China. The company’s stock was hurt by a stalled real estate market in China. We built our stake through December. Aixtron is a German firm that provides the key tools used in making high brightness light emitting diodes (HB LEDs). Its stock price plummeted in the second half. Weaker-than-expected demand for LED-backlit TVs and overbuilding of LED factories in China—thanks to overly generous government subsidies—led to slackening demand which in turn caused delayed or canceled tool orders.

     On a sector basis, the Materials group had the most significant negative impact on results, and its losses came almost exclusively from the metals & mining industry, a source of strength for the Fund in 2010. Many of these businesses faced various operational difficulties during the first half of the year. During the third quarter, gold and silver prices grew increasingly volatile, and, with mining expense and operational issues also affecting some companies, share prices began to fall even more sharply. The gold price retreated more than 18% from an early September high through a late December low, while silver tumbled more than 37% during the same period, making RGS’s sizable net losses in gold and silver mining companies unsurprising. Their difficulties in 2011 notwithstanding, we see great potential for many of these companies. The conditions for gold and silver prices to climb remain in place. Historically, interest rates being below long-term inflation rates has provided a tailwind for gold, and this gives us confidence going forward.

GOOD IDEAS AT THE TIME
Top Detractors from 2011 Performance[1]

E-House China Holdings ADR	-1.27%

Centamin Egypt	-0.97

Aixtron	-0.89

Raubex Group	-0.87

Hochschild Mining	-0.84

[1] Net of dividends

ROYCE GLOBAL SELECT FUND VS. RUSSELL GLOBAL SMALL CAP INDEX AND MSCI WORLD SMALL CORE Value of $10,000 Invested on 6/30/05

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]			$1,400 million

Weighted Average P/E Ratio[2]			11.0x

Weighted Average P/B Ratio			1.9x

Fund Net Assets			$23 million

Turnover Rate			45%

Number of Holdings			81

Symbol			RSFTX

[1] Geometrically calculated
[2] The Fund’s P/E calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

		Category	Best Quartile
	RGS	Median	Breakpoint

Sharpe Ratio	0.31	0.05	0.18

Standard
Deviation	22.38	23.87	22.32

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 22 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RGS	5.80%	22.38	0.26

Russell Global
Small Cap	-1.28	24.23	-0.05

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

PORTFOLIO COUNTRY BREAKDOWN[1,2]
% of Net Assets

Japan			12.9%

United States			12.4

United Kingdom			10.2

Germany			8.9

Australia			6.6

Austria			6.2

South Africa			5.9

Canada			5.6

Brazil			4.7

Switzerland			3.8

Hong Kong			3.1

[1] Represents countries that are 3% or more of net assets.
[2] Long positions only are represented above and, except in the case of ETF’s, securities are categorized by the country of their headquarters.

The Royce Funds 2011 Annual Report to Shareholders | 15

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/11

July-December 2011[1]			-5.33%

One-Year			0.66

Three-Year			13.26

Since Inception (9/28/07)			2.00

ANNUAL EXPENSE RATIO

Operating Expenses			0.71%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSS	Year	RSS

2011	0.7%	2009	23.1%

2010	17.2	2008	-25.5

TOP 10 POSITIONS % of Net Assets

Hubbell Cl. B			3.9%

Reliance Steel & Aluminum			3.5

Avnet			3.4

AVX Corporation			3.1

UGI Corporation			3.1

Lincoln Electric Holdings			2.9

Arrow Electronics			2.8

Fiserv			2.8

Teledyne Technologies			2.5

Thomas & Betts			2.4

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrials			28.8%

Information Technology			18.6

Materials			13.9

Consumer Discretionary			6.6

Financials			5.4

Energy			3.8

Utilities			3.1

Health Care			2.5

Cash and Cash Equivalents			17.3

Royce SMid-Cap Select Fund

Manager’s Discussion
Elevated levels of market volatility were once again prevalent for much of 2011 due to the continued uncertainty around the residual effects of the financial crisis on the world’s industrialized economies. Leaders of the European Union continued to struggle to limit the contagion of their sovereign debt crises with little progress made on advancing a systematic approach to rebuilding fiscal discipline and rejuvenating investor confidence in the region. The state of U.S. sovereign finances was also thrust into the spotlight mid-year as a highly contentious and partisan debate around raising the debt ceiling culminated in an historic downgrade of the U.S. credit rating. Royce SMid-Cap Select Fund (RSS), with its focus on small-cap and mid-cap companies, performed well in this highly correlated period for equities. While not a distinguished absolute return—our preferred measure—we were very pleased that the Fund outperformed its benchmark in 2011. For the calendar year, the Fund gained 0.7%, compared to its benchmark, the Russell 2500, which declined 2.5% for the same period.
     The first two quarters of 2011 were strikingly similar to the comparable periods in 2010, with market strength in the first driven by solid corporate reports followed by a correction in the second precipitated by the macro concerns discussed above. During the bullish first quarter, the Fund’s more defensive positioning and high cash position was a slight drag on performance relative to the benchmark. RSS gained 7.9% versus an 8.7% gain for the Russell 2500. The volatile second quarter resulted in largely flat performance for most market indexes. RSS posted a decline of 1.4%, largely in line with its benchmark, which fell 0.6%. No markets were spared in the tumultuous third quarter, as investors once again demonstrated their propensity for risk aversion by aggressively selling stocks in favor of the relative safety of bonds and cash. RSS lost 17.5% in this highly correlated—and highly bearish—period for stocks versus a loss of 21.2% for the Russell 2500. The fourth quarter recouped roughly half of the third quarter’s decline as better-than-expected corporate earnings and resilience in the U.S. economy somewhat rejuvenated investors, interest in stocks. The Fund performed well in the rally, edging out the benchmark and solidifying its lead for the full year by gaining 14.7% in the quarter, compared to a 14.5% gain for the index.
     We launched Royce SMid-Cap Select Fund in September 2007, only two months after a historic peak for U.S. small-cap stocks and in the early stages of the recession. RSS’s absolute

GOOD IDEAS THAT WORKED
Top Contributors to 2011 Performance[1]

Varian Semiconductor Equipment Assoc.	1.00%

Teledyne Technologies	0.97

LKQ Corporation	0.79

Helmerich & Payne	0.78

Lincoln Electric Holdings	0.74

[1] Includes dividends

 Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of the Fund’s pre-fee, high watermark return of 5.6% in 2010. The Fund’s total annual operating expense ratio of 0.71% consisted of the management fee and acquired fund fees and expenses. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund, acquired fund fees and expenses and interest expense on borrowings, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

16 | The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

returns are below what we would like, but we are encouraged that our vigilance with regard to risk and a consistent focus on quality companies with high internal rates of return and strong balance sheets have allowed for relative outperformance of the benchmark since the Fund’s inception. For the since inception (9/28/07) period ended December 31, 2011, RSS gained 2.0% compared to a 0.1% gain for the Russell 2500 for the same period.
     Four of the Fund’s nine equity sectors were positive contributors in 2011. Industrials was the leading gainer by a wide margin, driven by strong underlying performance in several industries, most notably the aerospace & defense, machinery, and construction & engineering groups. Financials and Health Care were the largest detractors for the year, with the former hurt most by a poor performance from commercial banks.
     The meaningful pickup in mergers & acquisition activity that began in 2010 continued in 2011, although at a slightly slower pace due to the substantial correction in the third quarter. This was particularly evident in the Information Technology sector, as companies short on organic growth yet flush with credit availability and excess liquidity increasingly sought to grow their businesses through acquisitions. RSS benefited from this trend as a top holding, Varian Semiconductor Associates, agreed to be acquired in an all-cash deal early in the second quarter by its larger rival, Applied Materials. Teledyne Technologies was the Fund’s second-leading gainer. This manufacturer of electronic components and communication instruments for government agencies (such as the Department of Defense) and other commercial and industrial companies reported solid operating results driven by ongoing high levels of defense-related spending. Though our stake was larger at the end of 2011 than it was at the beginning, we finished the year with about half as many shares as we held in September. We began to take gains both because of the stock price’s increase and the potential for a slowdown in the pace of defense spending due to historically high budget deficits.

     On the negative side, Comerica, one of the 20 largest commercial bank holding companies based in the U.S., suffered along with many of its peers as the regulatory environment remained very uncertain for large financial institutions and loan growth continued at an anemic pace. Concerned by the Fed’s determination to keep rates historically low for an extended period of time, we sold the position in August. An earnings miss in August was enough to depress the share price of silicon metal and silicon-based alloys producer, Globe Specialty Metals. Liking its low debt and positive earnings, we built our position throughout the year. Westlake Chemical, which manufactures a range of polymers and fabricated products, suffered margin erosion due to higher input costs and increased supplies in some of its key products. With its strong balance sheet and experienced management team, we continue to like Westlake’s prospects, though we recognize that returns may be uneven given the uncertain pace of U.S. economic growth.

GOOD IDEAS AT THE TIME
Top Detractors from 2011 Performance[1]

Comerica	-1.12%

Globe Specialty Metals	-0.65

Westlake Chemical	-0.64

Teradyne	-0.62

Autoliv	-0.56

[1] Net of dividends
ROYCE SMID-CAP SELECT FUND VS. RUSSELL 2500 Value of $10,000 Invested on 9/28/07

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]			$3,112 million

Weighted Average P/E Ratio[2]			13.1x

Weighted Average P/B Ratio			1.7x

U.S. Investments (% of Net Assets)			74.8%

Non-U.S. Investments (% of Net Assets)			7.9%

Fund Net Assets			$1 million

Turnover Rate			136%

Number of Holdings			49

Symbol			RMISX

[1] Geometrically calculated
[2] The Fund’s P/E calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RSS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.81	0.87	1.07

Standard Deviation	16.98	21.65	18.50

[1] Three years ended 12/31/11. Category Median and Best Decile Breakpoint based on 420 small-cap objective funds (oldest class) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RSS	13.26%	16.98	0.78

Russell 2500	18.41	23.73	0.78

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2011 Annual Report to Shareholders | 17

QUALIFIED INVESTOR

Qualified Investor Funds use a performance fee structure with a specific portfolio management style.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/11

July-December 2011[1]	-16.17%

One-Year	-17.14

Since Inception (8/31/10)	5.67

ANNUAL EXPENSE RATIO

Operating Expenses	4.01%

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROS

2011	-17.1%

TOP 10 POSITIONS % of Net Assets

Harman International Industries	3.3%

Kaiser Aluminum	2.8

Mack-Cali Realty	2.8

Standard Pacific	2.7

Northwest Pipe	2.6

SUPERVALU	2.3

LaSalle Hotel Properties	2.3

Swift Transportation	2.3

Pioneer Drilling	2.2

Aspen Technology	2.1

SHORT POSITIONS % of Net Assets

Nordstrom	-3.5%

General Motors	-1.9

Chipotle Mexican Grill	-1.6

MDC Partners Cl A	-1.3

Darden Restaurants	-1.1

Urban Outfitters	-0.7

Salesforce.com	-0.5

PORTFOLIO SECTOR BREAKDOWN[1]
% of Net Assets

Information Technology	19.7%

Industrials	17.5

Materials	15.2

Consumer Discretionary	14.7

Energy	12.6

Financials	12.0

Consumer Staples	3.9

Miscellaneous	4.9

Cash and Cash Equivalents	-0.5

[1] Long positions only

Royce Opportunity Select Fund

Manager’s Discussion
A host of worries gave investors high anxiety in 2011, including the threat of sovereign defaults in Europe, the debt ceiling fiasco in the U.S., the resulting possibility of a second recession here at home, and a slowdown in China’s economy. And these were mostly second-half highlights. Earlier in the year, we faced natural disasters in Japan, a major oil spill in the Gulf of Mexico and the first round of talk about European defaults. In addition, the developed world’s intractable deficits loomed over all twelve months—and as of this writing show no signs of diminishing their hold on many people’s minds as we enter 2012.
      In this less than hospitable environment, Royce Opportunity Fund (ROS) struggled on both an absolute and relative basis. ROS lost 17.1% in 2011, underperforming its benchmark, the small-cap Russell 2000 Index, which declined 4.2% for the same period. The year began on a promising note, with the first half of the year resembling the same period in 2010, when solid-to-strong corporate results helped equities to generate respectable gains that were threatened, if only partially, by renewed risk aversion brought on by macroeconomic issues. ROS was up 6.2% in the less volatile and more bullish first quarter, compared to a gain of 7.9% for the Russell 2000. The Fund then lost more ground when volatility picked up in the second quarter, losing 6.9% versus a decline of 1.6% for its small-cap benchmark.

      The concerns that spooked investors only grew more intense as the third quarter got under way. These included another spate of anxiety about European defaults, the debt-ceiling debate here in the U.S., and worries about the possibility of a double-dip recession. Political squabbling undoubtedly made these problems worse. It was no surprise, then, that these concerns triggered capitulation on the part of many investors, who were exiting equities in increasingly large numbers. Following an agreement on the debt ceiling and the beginning of progress in Europe’s attempts to stave off default, the period of worry and low returns gave way to a welcome fourth-quarter rally, even if it was ultimately not robust enough to push calendar-year returns into positive territory.

GOOD IDEAS THAT WORKED
Top Contributors to 2011 Performance[1]

Hewlett-Packard Company	1.25%

General Motors	0.98

Morgan Stanley	0.91

First Solar	0.91

Lithia Motors Cl. A	0.87

[1] Includes dividends

The Fund participated fully in the extremes of both quarters. ROS fell 26.2% in the very bearish third quarter, compared to a loss of 21.9% for the Russell 2000. Rebounding somewhat in the fourth quarter, the Fund climbed 13.7%, trailing the small-cap index’s gain of 15.5%.
      Debuting in August 2010, more than a year into the recovery that followed the dramatic correction brought on by the financial crisis, the Fund started out with a large cash position

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 365 days of purchase may be subject to a 2% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermark return of 32.1% in 2010. The Fund’s total annual operating expense ratio of 4.01% consisted of the management fee. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, and interest expense on borrowings, when applicable. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

18 | The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

in the midst of a strong rally. Commencing operations in the midst of a rapidly rising market presented something of a mixed blessing. We spent the last months of 2010 and the entire year of 2011 looking for long-term opportunities—primarily focusing on companies that looked to be approaching the low point in their business cycle and/or were experiencing earnings disappointments. This was done with the idea that many of these companies can benefit from an eventual pick-up in activity for their industries and that earnings-driven growth and increased utilization can help their share prices to rise toward our estimate of their worth as businesses. It’s worth pointing out that these opportunities are long term in nature, and we were not expecting most of them to bear fruit before the end of 2011. Therefore, we were not surprised that our investment activities hampered results through the first nine months of 2011, especially as share prices throughout the market fell more or less steadily between the late April small-cap peak and the interim low on October 3, 2011. When stocks become cheap, their near-term outlook is often questionable. The third quarter’s capitulation saw an evaporation of support for many portfolio holdings, which was painful in the short run, though it allowed us to build positions at compellingly low prices.

      Only the Health Care sector posted net gains in 2011, leaving nine equity sectors in the red as the year came to a close. Information Technology companies were the loss leaders, with the communications equipment and software industries detracting most. Smith Micro Software, which led all detractors in 2011, comes from the second of these groups. The company develops software and services primarily for enhanced mobile connectivity. Its business struggled in 2011, as a decline in its base connection management business faced competition from mobile hotspot technologies. We sold our shares in October as we saw opportunities that looked more promising elsewhere. Around the same time, and for similar reasons, we also parted ways with Ultra Clean Holdings, a semiconductor capital equipment manufacturer. We had more confidence in Alpha & Omega Semiconductor,

GOOD IDEAS AT THE TIME
Top Detractors from 2011 Performance[1]

Smith Micro Software	-2.78%

MGIC Investment	-1.76

Radian Group	-1.54

Alpha & Omega Semiconductor	-1.17

Ultra Clean Holdings	-1.10

[1] Net of dividends

a firm that develops and supplies a range of power semiconductors worldwide. Like many companies in its industry, its share price was particularly hard hit in the third quarter. We see it as a well-managed business in an industry that should see improved conditions, particularly as its product line offers ample possibilities for margin expansion.
     Two mortgage finance companies were also significant detractors. In a declining market flush with what looked like attractive candidates, we chose to sell our position in MGIC Investment while we built our stake in Radian Group, which provides credit-related insurance coverage and financial services. The first four of the Fund’s top five contributors came from short-selling activities.

ROYCE OPPORTUNITY SELECT FUND VS. RUSSELL 2000 Value of $10,000 Invested on 8/31/10

Includes reinvestment of distributions.

FUND INFORMATION AND
PORTFOLIO DIAGNOSTICS

Average Market
Capitalization[1]	$541 million

Weighted Average P/E Ratio[2]	14.2x

Weighted Average P/B Ratio	1.0x

U.S. Investments[3] (% of Net Assets)	97.8%

Non-U.S. Investments[3] (% of Net Assets)	2.7%

Fund Net Assets	$2 million

Turnover Rate	299%

Number of Holdings	82

Symbol	ROSFX

[1]	Geometrically calculated
[2]	The Fund’s P/E calculation excludes companies with zero or negative earnings (28% of portfolio holdings as of 12/31/11).
[3]	Long positions only

The Royce Funds 2011 Annual Report to Shareholders | 19

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 91.1%

Consumer Discretionary – 8.4%
Auto Components - 1.4%
Drew Industries [1]	25,796	$632,776

Diversified Consumer Services - 0.9%
Sotheby’s	6,000	171,180
Universal Technical Institute [1]	20,129	257,248

		428,428

Specialty Retail - 1.8%
Jos. A. Bank Clothiers [1]	8,176	398,662
Men’s Wearhouse (The)	14,000	453,740

		852,402

Textiles, Apparel & Luxury Goods - 4.3%
Columbia Sportswear	18,027	839,157
Warnaco Group (The) [1]	24,200	1,210,968

		2,050,125

Total (Cost $3,364,407)		3,963,731

Consumer Staples – 2.2%
Food Products - 2.2%
Cal-Maine Foods	19,005	695,013
Hain Celestial Group [1]	9,600	351,936

Total (Cost $660,340)		1,046,949

Energy – 8.7%
Energy Equipment & Services - 8.7%
Helmerich & Payne	15,900	927,924
Oil States International [1]	12,700	969,899
Pason Systems	45,100	531,239
ShawCor Cl. A	33,300	944,004
Unit Corporation [1]	16,150	749,360

Total (Cost $2,638,940)		4,122,426

Financials – 6.9%
Capital Markets - 2.9%
Lazard Cl. A	29,000	757,190
SEI Investments	37,000	641,950

		1,399,140

Insurance - 4.0%
Alleghany Corporation [1]	3,905	1,114,057
Brown & Brown	33,700	762,631

		1,876,688

Total (Cost $3,061,675)		3,275,828

Health Care – 5.1%
Health Care Providers & Services - 1.2%
VCA Antech [1]	29,047	573,678

Life Sciences Tools & Services - 3.9%
†Bio-Rad Laboratories Cl. A [1]	9,700	931,588
	SHARES	VALUE
Health Care (continued)
Life Sciences Tools & Services (continued)
ICON ADR [1]	53,824	$920,929

		1,852,517

Total (Cost $2,530,453)		2,426,195

Industrials – 23.0%
Aerospace & Defense - 2.0%
†Teledyne Technologies [1]	16,977	931,188

Building Products - 1.2%
Apogee Enterprises	44,531	545,950

Commercial Services & Supplies - 2.2%
Cintas Corporation	11,300	393,353
†Tetra Tech [1]	30,000	647,700

		1,041,053

Electrical Equipment - 3.8%
AZZ	19,200	872,448
GrafTech International [1]	67,700	924,105

		1,796,553

Machinery - 6.0%
†Flowserve Corporation	4,339	430,950
Lincoln Electric Holdings	13,850	541,812
Valmont Industries	10,500	953,295
Wabtec Corporation	13,175	921,591

		2,847,648

Professional Services - 3.0%
CRA International [1]	24,279	481,695
Robert Half International	32,600	927,796

		1,409,491

Road & Rail - 3.4%
Arkansas Best	45,000	867,150
Patriot Transportation Holding [1]	15,000	325,500
Universal Truckload Services	23,000	417,450

		1,610,100

Trading Companies & Distributors - 1.4%
MSC Industrial Direct Cl. A	9,452	676,291

Total (Cost $8,863,172)		10,858,274

Information Technology – 18.8%
Communications Equipment - 1.6%
ADTRAN	25,300	763,048

Electronic Equipment, Instruments & Components - 7.3%
Coherent [1]	12,481	652,382
Dolby Laboratories Cl. A [1]	16,000	488,160
†FEI Company [1]	18,000	734,040
†IPG Photonics [1]	13,500	457,245
Rofin-Sinar Technologies [1]	49,477	1,130,550

		3,462,377

IT Services - 0.9%
Total System Services	21,900	428,364

Office Electronics - 1.0%
Zebra Technologies Cl. A [1]	12,700	454,406

Semiconductors & Semiconductor Equipment - 7.2%
Aixtron ADR	30,600	388,620

20 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Select Fund II

	SHARES	VALUE
Information Technology (continued)
Semiconductors & Semiconductor Equipment (continued)
†ATMI [1]	20,500	$410,615
Cabot Microelectronics [1]	14,000	661,500
Cymer [1]	12,966	645,188
†Integrated Silicon Solution [1]	93,500	854,590
†Teradyne [1]	32,500	442,975

		3,403,488

Software - 0.8%
NetScout Systems [1]	22,300	392,480

Total (Cost $8,351,855)		8,904,163

Materials – 15.5%
Chemicals - 6.0%
Intrepid Potash [1]	42,297	957,181
†KMG Chemicals	21,845	377,263
†LSB Industries [1]	34,300	961,429
†Minerals Technologies	10,000	565,300

		2,861,173

Metals & Mining - 9.5%
†Allied Nevada Gold [1]	26,500	802,420
Cliffs Natural Resources	17,000	1,059,950
Major Drilling Group International	47,000	716,937
Reliance Steel & Aluminum	23,500	1,144,215
Sims Metal Management ADR	59,870	769,330

		4,492,852

Total (Cost $7,009,820)		7,354,025

Miscellaneous [4] – 2.5%
Total (Cost $1,275,393)		1,172,561

TOTAL COMMON STOCKS
(Cost $37,756,055)		43,124,152

REPURCHASE AGREEMENT – 11.8%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $5,573,006 (collateralized
by obligations of various U.S. Government
Agencies, 0.20% due 9/14/12, valued at $5,715,000)
(Cost $5,573,000)		5,573,000

TOTAL INVESTMENTS – 102.9%
(Cost $43,329,055)		48,697,152

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.9)%		(1,351,921)

NET ASSETS – 100.0%		$47,345,231

	SHARES	VALUE
COMMON STOCKS – 101.3%

Consumer Discretionary – 21.5%
Auto Components - 3.4%
Drew Industries [1,2]	2,201	$53,990
Minth Group	67,600	63,365

		117,355

Media - 0.4%
Global Sources [1]	892	4,326
†Meredith Corporation [2]	300	9,795

		14,121

Specialty Retail - 11.2%
American Eagle Outfitters [2]	5,700	87,153
Charming Shoppes [1]	20,921	102,513
Children’s Place Retail Stores [1]	700	37,184
†GUESS?	1,700	50,694
Luk Fook Holdings (International)	6,200	21,634
†Monro Muffler Brake	790	30,644
†Signet Jewelers	1,200	52,752

		382,574

Textiles, Apparel & Luxury Goods - 6.5%
Daphne International Holdings	51,900	57,803
†G-III Apparel Group [1]	3,700	92,167
Stella International Holdings	25,600	55,639
Warnaco Group (The) [1,2]	310	15,513

		221,122

Total (Cost $640,695)		735,172

Consumer Staples – 1.4%
Food Products - 1.4%
First Resources	41,300	48,081

Total (Cost $44,458)		48,081

Energy – 5.9%
Energy Equipment & Services - 4.8%
Helmerich & Payne	1,490	86,956
†RPC	2,000	36,500
†Total Energy Services	2,300	39,193

		162,649

Oil, Gas & Consumable Fuels - 1.1%
†Swift Energy [1]	1,300	38,636

Total (Cost $180,820)		201,285

Financials – 7.8%
Capital Markets - 7.3%
Ashmore Group	11,200	58,095
Lazard Cl. A	2,600	67,886
Sprott	10,500	59,676
Value Partners Group	128,200	65,531

		251,188

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 21

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE
Financials (continued)
Real Estate Management & Development - 0.5%
E-House China Holdings ADR	4,000	$17,080

Total (Cost $320,247)		268,268

Health Care – 3.3%
Health Care Equipment & Supplies - 2.3%
†Kossan Rubber Industries	74,900	76,790

Health Care Technology - 1.0%
†Transcend Services [1]	1,450	34,409

Total (Cost $107,126)		111,199

Industrials – 8.0%
Commercial Services & Supplies - 1.9%
Team [1,2]	2,144	63,784

Construction & Engineering - 1.6%
Pike Electric [1]	7,600	54,644

Machinery - 4.5%
†Gardner Denver	400	30,824
Graham Corporation	1,602	35,949
†Industrea	45,500	45,607
†Spirax-Sarco Engineering	1,500	43,631

		156,011

Total (Cost $255,740)		274,439

Information Technology – 32.7%
Communications Equipment - 3.0%
†Comba Telecom Systems Holdings	43,500	35,118
†Plantronics	1,000	35,640
VTech Holdings	3,300	33,099

		103,857

Computers & Peripherals - 9.7%
†Advantech	23,300	64,485
†Foxconn Technology	16,500	52,641
†Simplo Technology	11,200	65,471
Super Micro Computer [1]	3,300	51,744
Western Digital [1,2]	3,100	95,945

		330,286

Electronic Equipment, Instruments & Components - 2.4%
China High Precision Automation Group [5]	140,700	24,763
Multi-Fineline Electronix [1]	2,818	57,910

		82,673

Internet Software & Services - 1.1%
ValueClick [1,2]	2,280	37,141

IT Services - 1.8%
†CSE Global	107,500	62,160

Semiconductors & Semiconductor Equipment - 12.0%
†ASM International	3,400	100,154
Integrated Silicon Solution [1]	6,800	62,152
MKS Instruments	1,200	33,384
†Photronics [1]	10,840	65,907
†RDA Microelectronics ADR [1]	3,900	42,627
Teradyne [1]	7,750	105,633

		409,857

	SHARES	VALUE
Information Technology (continued)
Software - 2.7%
Actuate Corporation [1,2]	8,600	$50,396
American Software Cl. A [2]	4,470	42,242

		92,638

Total (Cost $1,108,559)		1,118,612

Materials – 16.5%
Chemicals - 6.7%
†Airgas [2]	300	23,424
†Albemarle Corporation	800	41,208
Fufeng Group	174,300	79,894
†Minerals Technologies	600	33,918
OM Group [1,2]	2,300	51,497

		229,941

Containers & Packaging - 1.1%
†Boise [2]	5,200	37,024

Metals & Mining - 8.7%
Haynes International	700	38,220
Hochschild Mining	8,100	48,531
Horsehead Holding Corporation [1]	4,000	36,040
Market Vectors Junior Gold Miners ETF [2]	2,900	71,630
Medusa Mining	15,400	70,093
Seabridge Gold [1,2]	2,100	33,831

		298,345

Total (Cost $648,230)		565,310

Miscellaneous [4] – 4.2%
Total (Cost $134,690)		142,571

TOTAL COMMON STOCKS
(Cost $3,440,565)		3,464,937

REPURCHASE AGREEMENT – 3.1%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $107,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.255% due 7/20/12, valued at $110,138)
(Cost $107,000)		107,000

TOTAL INVESTMENTS – 104.4%
(Cost $3,547,565)		3,571,937

LIABILITIES LESS CASH
AND OTHER ASSETS – (4.4)%		(151,927)

NET ASSETS – 100.0%		$3,420,010

22 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Global Select Fund

	SHARES	VALUE
SECURITIES SOLD SHORT
COMMON STOCKS – 5.3%
Consumer Discretionary – 2.2%
Textiles, Apparel & Luxury Goods - 2.2%
VF Corporation	600	$76,194

Total (Proceeds $80,850)		76,194

Financials – 3.1%
Diversified Financial Services - 0.8%
Financial Select Sector SPDR Fund	2,000	26,000

Real Estate Investment Trusts (REITs) - 2.3%
Simon Property Group	600	77,364

Total (Proceeds $96,340)		103,364

TOTAL SECURITIES SOLD SHORT
(Proceeds $177,190)		$179,558

	SHARES	VALUE
COMMON STOCKS – 102.7%

Australia – 6.6%
†Allied Gold Mining [1]	70,000	$157,629
Aquarius Platinum	67,500	164,265
Centamin [1]	240,000	306,935
†CGA Mining [1]	145,000	291,779
Medusa Mining	100,000	455,146
†Saracen Mineral Holdings [1]	140,000	107,394

Total (Cost $2,044,469)		1,483,148

Austria – 6.2%
Mayr-Melnhof Karton	8,000	678,291
Semperit AG Holding	18,500	712,323

Total (Cost $1,586,794)		1,390,614

Belgium – 2.4%
†EVS Broadcast Equipment	4,000	204,440
Sipef	4,500	337,799

Total (Cost $568,512)		542,239

Brazil – 4.7%
Duratex	75,000	358,665
Grendene	80,000	329,822
†Tegma Gestao Logistica	27,500	378,166

Total (Cost $1,257,704)		1,066,653

Canada – 5.6%
†Aurizon Mines [1]	50,000	246,500
Pan American Silver	15,000	327,150
Pason Systems	30,000	353,374
Sprott	59,500	338,165

Total (Cost $1,440,868)		1,265,189

China – 2.0%
China Forestry Holdings [1,5]	325,000	61,723
†E-House China Holdings ADR [2]	75,000	320,250
†Li Ning	100,000	79,571

Total (Cost $967,405)		461,544

Finland – 0.9%
Vaisala Cl. A	10,000	212,257

Total (Cost $318,258)		212,257

France – 2.3%
Boiron	10,000	259,109
Societe Internationale de Plantations d’Heveas	3,500	269,482

Total (Cost $668,710)		528,591

Germany – 8.9%
Carl Zeiss Meditec	22,500	475,249
†Fuchs Petrolub	5,000	194,882
KWS Saat	1,200	239,488

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 23

Schedules of Investments

Royce Global Select Fund (continued)

	SHARES	VALUE
Germany (continued)
†Nemetschek	7,500	$250,437
Pfeiffer Vacuum Technology	6,000	525,103
SMA Solar Technology	5,500	307,265

Total (Cost $2,118,485)		1,992,424

Hong Kong – 3.1%
Asian Citrus Holdings	350,000	182,513
Value Partners Group	1,000,000	511,163

Total (Cost $892,979)		693,676

India – 2.3%
†Graphite India	175,000	226,391
Maharashtra Seamless	50,000	300,066

Total (Cost $741,998)		526,457

Italy – 1.4%
Recordati	42,500	307,207

Total (Cost $335,964)		307,207

Japan – 12.9%
EPS	150	288,814
FamilyMart	14,500	585,878
Moshi Moshi Hotline	45,000	423,866
Santen Pharmaceutical	16,500	679,550
†Shimano	6,000	291,542
†USS	7,000	632,974

Total (Cost $2,666,670)		2,902,624

Jersey – 2.0%
Randgold Resources ADR [2]	4,500	459,450

Total (Cost $299,878)		459,450

Mexico – 1.1%
Industrias Bachoco ADR [2]	12,500	238,375

Total (Cost $269,611)		238,375

Norway – 2.9%
†Ekornes	15,000	245,784
TGS-NOPEC Geophysical	18,000	398,773

Total (Cost $561,919)		644,557

South Africa – 5.9%
Adcock Ingram Holdings	55,000	420,716
Lewis Group	37,500	372,327
Northam Platinum	70,000	260,141
Raubex Group	160,000	264,600

Total (Cost $1,590,609)		1,317,784

South Korea – 1.6%
MegaStudy	3,700	353,299

Total (Cost $547,672)		353,299

	SHARES	VALUE
Switzerland – 3.8%
Burckhardt Compression Holding	2,000	$500,373
Partners Group Holding	2,000	348,983

Total (Cost $653,292)		849,356

Turkey – 1.1%
Mardin Cimento Sanayii	80,000	252,621

Total (Cost $384,491)		252,621

United Arab Emirates – 2.4%
Lamprell	130,000	542,478

Total (Cost $397,335)		542,478

United Kingdom – 10.2%
Ashmore Group	105,000	544,637
†EnQuest [1]	210,000	301,507
Hochschild Mining	75,000	449,361
†Jupiter Fund Management	195,000	657,455
Spirax-Sarco Engineering	5,500	159,982
†Victrex	10,300	175,315

Total (Cost $2,277,957)		2,288,257

United States – 12.4%
Analog Devices [2]	10,000	357,800
Helmerich & Payne [2]	10,000	583,600
Kennametal	7,500	273,900
Lam Research [1,2]	5,000	185,100
†Teradyne [1,2]	45,000	613,350
Tesco Corporation [1,2]	15,000	189,600
†Veeco Instruments [1]	10,000	208,000
Western Digital [1,2]	12,500	386,875

Total (Cost $3,121,297)		2,798,225

TOTAL COMMON STOCKS
(Cost $25,712,877)		23,117,025

TOTAL INVESTMENTS – 102.7%
(Cost $25,712,877)		23,117,025

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.7)%		(610,244)

NET ASSETS – 100.0%		$22,506,781

SECURITIES SOLD SHORT
COMMON STOCKS – 8.1%
Canada – 0.6%
iShares MSCI Canada Index Fund	5,500	$146,300

Total (Proceeds $154,718)		146,300

United States – 6.6%
Deluxe Corporation	5,000	113,800
Diamond Foods	800	25,816
Las Vegas Sands	3,000	128,190

24 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce SMid-Cap Select Fund

	SHARES	VALUE
SECURITIES SOLD SHORT (continued)
United States (continued)
Panera Bread Cl. A	1,200	$169,740
Precision Castparts	600	98,874
ProShares Ultra Health Care	4,000	243,600
Simon Property Group	1,600	206,304
Stericycle	1,600	124,672
Tempur-Pedic International	2,000	105,060
Toll Brothers	5,500	112,310
United Rentals	5,000	147,750

Total (Proceeds $1,398,290)		1,476,116

Non-Country Specific – 0.9%
ProShares Ultra MSCI Emerging Markets	3,200	204,544

Total (Proceeds $278,665)		204,544

FIXED INCOME– 0.7%
United States – 0.7%
iShares Barclays 20+ Year Treasury Bond Fund	1,200	145,500

Total (Proceeds $132,972)		145,500

TOTAL SECURITIES SOLD SHORT
(Proceeds $1,964,645)		$1,972,460

	SHARES	VALUE
COMMON STOCKS – 82.7%

Consumer Discretionary – 6.6%
Auto Components - 1.8%
Autoliv	380	$20,326

Distributors - 2.4%
LKQ Corporation [1]	900	27,072

Household Durables - 1.0%
†Garmin	300	11,943

Specialty Retail - 1.4%
Advance Auto Parts	220	15,319

Total (Cost $73,793)		74,660

Energy – 3.8%
Energy Equipment & Services - 3.8%
Ensco ADR	430	20,176
Trican Well Service	1,300	22,395

Total (Cost $42,596)		42,571

Financials – 5.4%
Commercial Banks - 0.7%
†US Bancorp	300	8,115

Diversified Financial Services - 1.4%
†Moody’s Corporation	460	15,493

Insurance - 3.3%
Alleghany Corporation [1]	71	20,255
†Transatlantic Holdings	300	16,419

		36,674

Total (Cost $60,839)		60,282

Health Care – 2.5%
Health Care Equipment & Supplies - 0.2%
C.R. Bard	30	2,565

Health Care Providers & Services - 1.4%
Schein (Henry) [1,2]	240	15,463

Life Sciences Tools & Services - 0.9%
PerkinElmer	520	10,400

Total (Cost $26,860)		28,428

Industrials – 28.8%
Aerospace & Defense - 2.5%
Teledyne Technologies [1]	505	27,699

Commercial Services & Supplies - 1.4%
Cintas Corporation	440	15,316

Construction & Engineering - 3.9%
EMCOR Group	700	18,767
Jacobs Engineering Group [1]	610	24,754

		43,521

Electrical Equipment - 7.1%
Franklin Electric	200	8,712
Hubbell Cl. B	660	44,128
Thomas & Betts [1]	500	27,300

		80,140

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 25

Schedules of Investments

Royce SMid-Cap Select Fund (continued)

	SHARES	VALUE
Industrials (continued)
Machinery - 7.7%
Kennametal	570	$20,816
Lincoln Electric Holdings	840	32,861
Valmont Industries	210	19,066
WABCO Holdings [1]	170	7,378
Wabtec Corporation	100	6,995

		87,116

Marine - 1.6%
Kirby Corporation [1]	270	17,777

Professional Services - 4.3%
Equifax	660	25,568
ManpowerGroup	640	22,880

		48,448

Trading Companies & Distributors - 0.3%
†Watsco	50	3,283

Total (Cost $285,903)		323,300

Information Technology – 18.6%
Communications Equipment - 0.9%
ADTRAN	325	9,802

Electronic Equipment, Instruments & Components - 13.5%
Arrow Electronics [1]	855	31,985
Avnet [1]	1,218	37,868
AVX Corporation	2,735	34,899
Coherent [1]	330	17,249
†MTS Systems	320	13,040
Rofin-Sinar Technologies [1]	750	17,137

		152,178

IT Services - 2.8%
Fiserv [1]	530	31,132

Office Electronics - 1.4%
Zebra Technologies Cl. A [1]	430	15,386

Semiconductors & Semiconductor Equipment - 0.0%
International Rectifier [1]	30	583

Total (Cost $190,932)		209,081

Materials – 13.9%
Chemicals - 7.5%
Airgas	280	21,862
Cabot Corporation	330	10,606
Schulman (A.)	790	16,732
Sigma-Aldrich Corporation	150	9,369
†Stepan Company	210	16,834
†Westlake Chemical	220	8,853

		84,256

Metals & Mining - 5.1%
Globe Specialty Metals	1,350	18,077
Reliance Steel & Aluminum	810	39,439

		57,516

Paper & Forest Products - 1.3%
†Stella-Jones	350	13,914

Total (Cost $150,662)		155,686

	SHARES	VALUE
Utilities – 3.1%
Gas Utilities - 3.1%
UGI Corporation [2]	1,180	$34,692

Total (Cost $33,581)		34,692

TOTAL COMMON STOCKS
(Cost $865,166)		928,700

REPURCHASE AGREEMENT – 17.4%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $195,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.20% due 9/14/12, valued at $200,000)
(Cost $195,000)		195,000

TOTAL INVESTMENTS – 100.1%
(Cost $1,060,166)		1,123,700

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(739)

NET ASSETS – 100.0%		$1,122,961

26 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Opportunity Select Fund

	SHARES	VALUE
COMMON STOCKS – 100.5%

Consumer Discretionary – 14.7%
Auto Components - 1.0%
†Stoneridge [1]	2,500	$21,075

Household Durables - 7.1%
†Ethan Allen Interiors	1,000	23,710
†Harman International Industries [2]	1,800	68,472
Standard Pacific [1,2]	18,000	57,240

		149,422

Internet & Catalog Retail - 1.1%
†Vitacost.com [1]	3,700	23,014

Leisure Equipment & Products - 0.5%
†Callaway Golf [2]	2,000	11,060

Specialty Retail - 2.5%
Lithia Motors Cl. A	1,400	30,604
†Lumber Liquidators Holdings [1]	1,200	21,192

		51,796

Textiles, Apparel & Luxury Goods - 2.5%
†Bernard Chaus [1,3]	25,000	2,125
†Delta Apparel [1,2]	1,999	38,161
†Skechers U.S.A. Cl. A [1,2]	1,000	12,120

		52,406

Total (Cost $317,515)		308,773

Consumer Staples – 3.9%
Food & Staples Retailing - 2.3%
†SUPERVALU [2]	6,000	48,720

Personal Products - 1.6%
Physicians Formula Holdings [1,2]	10,000	32,000

Total (Cost $85,164)		80,720

Energy – 12.6%
Energy Equipment & Services - 8.6%
†Hercules Offshore [1]	9,500	42,180
Key Energy Services [1]	2,600	40,222
Newpark Resources [1]	3,900	37,050
†Pioneer Drilling [1]	4,800	46,464
Union Drilling [1]	2,400	14,976

		180,892

Oil, Gas & Consumable Fuels - 4.0%
†Penn Virginia	3,800	20,102
†Scorpio Tankers [1]	5,600	27,384
SM Energy [2]	500	36,550

		84,036

Total (Cost $228,236)		264,928

Financials – 12.0%
Capital Markets - 1.0%
GFI Group	5,000	20,600

Real Estate Investment Trusts (REITs) - 8.2%
†LaSalle Hotel Properties [2]	2,000	48,420
†Mack-Cali Realty [2]	2,200	58,718
	SHARES	VALUE
Financials (continued)
Real Estate Investment Trusts (REITs) (continued)
†PennyMac Mortgage Investment Trust	2,000	$33,240
RAIT Financial Trust	6,600	31,350

		171,728

Thrifts & Mortgage Finance - 2.8%
Radian Group [2]	9,600	22,464
†Walker & Dunlop [1]	3,000	37,680

		60,144

Total (Cost $322,967)		252,472

Industrials – 17.5%
Building Products - 3.3%
†Ameresco Cl. A [1,2]	2,000	27,440
Apogee Enterprises [2]	3,500	42,910

		70,350

Construction & Engineering - 2.6%
†Northwest Pipe [1,2]	2,400	54,864

Machinery - 8.3%
†CIRCOR International	500	17,655
†Commercial Vehicle Group [1]	2,800	25,312
Flow International [1,2]	8,400	29,400
Hardinge	3,000	24,150
Meritor [1]	4,100	21,812
Mueller Water Products Cl. A	9,000	21,960
NN [1]	3,000	18,000
Wabash National [1]	2,000	15,680

		173,969

Road & Rail - 2.3%
†Swift Transportation [1,2]	5,800	47,792

Trading Companies & Distributors - 1.0%
SeaCube Container Leasing	1,400	20,734

Total (Cost $393,950)		367,709

Information Technology – 19.7%
Communications Equipment - 0.5%
†Opnext [1]	13,000	10,501

Electronic Equipment, Instruments & Components - 4.7%
†Benchmark Electronics [1]	2,100	28,287
†Identive Group [1]	12,000	26,760
Newport Corporation [1]	3,200	43,552

		98,599

Semiconductors & Semiconductor Equipment - 12.4%
Alpha & Omega Semiconductor [1,2]	3,100	22,661
ANADIGICS [1]	8,200	17,958
†AXT [1]	5,700	23,769
FormFactor [1]	1,500	7,590
†Inphi Corporation [1]	2,300	27,508
Integrated Silicon Solution [1]	2,700	24,678
Kulicke & Soffa Industries [1]	3,800	35,150
PLX Technology [1]	7,500	21,525
Rudolph Technologies [1]	1,700	15,742
†TriQuint Semiconductor [1]	7,600	37,012
†Ultratech [1]	1,100	27,027

		260,620

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 27

Schedules of Investments	December 31, 2011

Royce Opportunity Select Fund (continued)

	SHARES	VALUE
Information Technology (continued)
Software - 2.1%
†Aspen Technology [1]	2,600	$45,110

Total (Cost $443,920)		414,830

Materials – 15.2%
Chemicals - 7.1%
†Cytec Industries	500	22,325
†Flotek Industries [1]	2,500	24,900
†Georgia Gulf [1]	1,700	33,133
Minerals Technologies	500	28,265
OM Group [1]	1,800	40,302

		148,925

Metals & Mining - 8.1%
Carpenter Technology [2]	300	15,444
Century Aluminum [1]	3,000	25,530
†Kaiser Aluminum	1,300	59,644
†RTI International Metals [1,2]	1,500	34,815
†Titanium Metals	2,400	35,952

		171,385

Total (Cost $332,987)		320,310

Miscellaneous [4] – 4.9%
Total (Cost $111,180)		103,611

TOTAL COMMON STOCKS
(Cost $2,235,919)		2,113,353

TOTAL INVESTMENTS – 100.5%
(Cost $2,235,919)		2,113,353

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.5)%		(11,498)

NET ASSETS – 100.0%		$2,101,855

	SHARES	VALUE
SECURITIES SOLD SHORT
COMMON STOCKS – 10.6%
Consumer Discretionary – 10.1%
Automobiles - 1.9%
General Motors	2,000	$40,540

Hotels, Restaurants & Leisure - 2.7%
Chipotle Mexican Grill	100	33,774
Darden Restaurants	500	22,790

		56,564

Media - 1.3%
MDC Partners Cl. A	2,000	27,040

Multiline Retail - 3.5%
Nordstrom	1,500	74,565

Specialty Retail - 0.7%
Urban Outfitters	500	13,780

Total (Proceeds $216,869)		212,489

Information Technology – 0.5%
Software - 0.5%
Salesforce.com	100	10,146

Total (Proceeds $11,397)		10,146

TOTAL SECURITIES SOLD SHORT
(Proceeds $228,266)		$222,635

†	New additions in 2011.
[1]	Non-income producing.
[2]	All or a portion of these securities have been segregated as collateral for short sales.
[3]	This security is defined as a Level 2 security due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	Includes securities first acquired in 2011 and less than 1% of net assets.
[5]
Securities for which market quotations are not readily available represent 0.7% and 0.3% of net assets for Royce Select Fund II and Royce Global Select Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2011, market value.

28 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	December 31, 2011

	Royce	Royce	Royce
	Select	Select	Global Select
	Fund I	Fund II	Fund
ASSETS:
Investments at value	$43,124,152	$3,464,937	$23,117,025
Repurchase agreements (at cost and value)	5,573,000	107,000	–
Deposits with brokers for securities sold short	–	8,789	1,858,663
Cash and foreign currency	997	1,355	–
Receivable for investments sold	–	19,520	151,040
Receivable for capital shares sold	–	–	23,000
Receivable for dividends and interest	22,356	1,304	24,869

Total Assets	48,720,505	3,602,905	25,174,597

LIABILITIES:
Securities sold short, at fair value	–	179,558	1,972,460
Payable for investments purchased	1,360,274	3,337	376,113
Payable for capital shares redeemed	15,000	–	50,000
Payable for dividends and interest	–	–	322
Payable to custodian for overdrawn balance	–	–	268,921

Total Liabilities	1,375,274	182,895	2,667,816

Net Assets	$47,345,231	$3,420,010	$22,506,781

ANALYSIS OF NET ASSETS:
Paid-in capital	$41,316,417	$3,373,734	$25,457,797
Undistributed net investment income (loss)	–	(11,737)	(3,930)
Accumulated net realized gain (loss) on investments and foreign currency	660,641	36,009	(342,155)
Net unrealized appreciation (depreciation) on investments and foreign currency	5,368,173	22,004	(2,604,931)

Net Assets	$47,345,231	$3,420,010	$22,506,781

Investment Class	$47,345,231	$3,420,010	$22,506,781

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,797,302	343,777	1,463,082

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$16.93	$9.95	$15.38

Investments at identified cost	$37,756,055	$3,440,565	$25,712,877
Proceeds of short sales	–	177,190	1,964,645
Aggregate value of segregated securities	–	479,237	1,822,494

[1]	Offering and redemption price per share; shares held less than 365 days may be subject to a 2% redemption fee, payable to the Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 29

Statements of Assets and Liabilities	December 31, 2011

	Royce	Royce
	SMid-Cap Select	Opportunity Select
	Fund	Fund
ASSETS:
Investments at value	$928,700	$2,113,353
Repurchase agreements (at cost and value)	195,000	–
Deposits with brokers for securities sold short	–	304,070
Cash and foreign currency	1,024	–
Receivable for investments sold	–	5,004
Receivable for dividends and interest	1,011	300

Total Assets	1,125,735	2,422,727

LIABILITIES:
Securities sold short, at fair value	–	222,635
Payable for investments purchased	1,747	24,479
Payable to custodian for overdrawn balance	–	73,758
Payable to brokers for securities sold short	1,027	–

Total Liabilities	2,774	320,872

Net Assets	$1,122,961	$2,101,855

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,064,486	$2,216,174
Undistributed net investment income (loss)	–	(566)
Accumulated net realized gain (loss) on investments and foreign currency	(5,059)	3,182
Net unrealized appreciation (depreciation) on investments and foreign currency	63,534	(116,935)

Net Assets	$1,122,961	$2,101,855

Investment Class	$1,122,961	$2,101,855

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	113,663	203,441

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[1]	$9.88	$10.33

Investments at identified cost	$865,166	$2,235,919
Proceeds of short sales	–	228,266
Aggregate value of segregated securities	14,387	629,782

[1]	Offering and redemption price per share; shares held less than 365 days may be subject to a 2% redemption fee, payable to the Fund.

30 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Select Fund II		Royce Global Select Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$(439,121)	$(615,447)	$(4,183)	$(63,679)	$351,544	$(158,653)
Net realized gain (loss) on investments and foreign currency	7,191,315	543,995	323,131	800,562	702,435	715,634
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(8,971,484)	8,574,585	(944,657)	174,379	(6,288,113)	2,586,380

Net increase (decrease) in net assets from investment operations	(2,219,290)	8,503,133	(625,709)	911,262	(5,234,134)	3,143,361

DISTRIBUTIONS:
Net investment income Investment Class	–	–	–	(878)	(353,292)	(35,259)
Net realized gain on investments and foreign currency Investment Class	(6,464,732)	(737,749)	(553,183)	(54,943)	(994,032)	–

Total distributions	(6,464,732)	(737,749)	(553,183)	(55,821)	(1,347,324)	(35,259)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold Investment Class	3,885,367	21,312,282	367,444	808,908	15,162,769	6,980,721
Distributions reinvested Investment Class	6,201,698	713,721	553,183	55,718	1,300,066	31,697
Value of shares redeemed Investment Class	(12,849,352)	(4,907,048)	(1,463,114)	(689,514)	(3,750,110)	(2,886,856)
Shareholder redemption fees Investment Class	3,979	6,948	202	1,861	20,295	4,671

Net increase (decrease) in net assets from capital share transactions	(2,758,308)	17,125,903	(542,285)	176,973	12,733,020	4,130,233

NET INCREASE (DECREASE) IN NET ASSETS	(11,442,330)	24,891,287	(1,721,177)	1,032,414	6,151,562	7,238,335
NET ASSETS:
Beginning of year	58,787,561	33,896,274	5,141,187	4,108,773	16,355,219	9,116,884

End of year	$47,345,231	$58,787,561	$3,420,010	$5,141,187	$22,506,781	$16,355,219

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF YEAR	$–	$(42)	$(11,737)	$(36,807)	$(3,930)	$(5,562)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 31

Statements of Changes in Net Assets

	Royce SMid-Cap Select Fund		Royce Opportunity Select Fund

	Year ended	Year ended	Year ended	Period ended
	12/31/11	12/31/10	12/31/11	12/31/10[1]
INVESTMENT OPERATIONS:
Net investment income (loss)	$(4,614)	$5,232	$1,939	$(58,362)
Net realized gain (loss) on investments and foreign currency	84,598	124,985	4,162	135,439
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(73,989)	40,774	(450,431)	333,496

Net increase (decrease) in net assets from investment operations	5,995	170,991	(444,330)	410,573

DISTRIBUTIONS:
Net investment income Investment Class	–	(6,757)	(3,339)	–
Net realized gain on investments and foreign currency Investment Class	(63,941)	–	(77,223)	–

Total distributions	(63,941)	(6,757)	(80,562)	–

CAPITAL SHARE TRANSACTIONS:
Value of shares sold Investment Class	70,238	1,500	780,224	1,502,458
Distributions reinvested Investment Class	63,941	6,757	80,562	–
Value of shares redeemed Investment Class	(111,341)	(164,709)	(148,016)	(1)
Shareholder redemption fees Investment Class	–	15	947	–

Net increase (decrease) in net assets from capital share transactions	22,838	(156,437)	713,717	1,502,457

NET INCREASE (DECREASE) IN NET ASSETS	(35,108)	7,797	188,825	1,913,030
NET ASSETS:
Beginning of period	1,158,069	1,150,272	1,913,030	–

End of period	$1,122,961	$1,158,069	$2,101,855	$1,913,030

UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) AT END OF PERIOD	$–	$–	$(566)	$–

[1] The Fund commenced operations on September 1, 2010.

32 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Year Ended December 31, 2011

					Royce
	Royce	Royce	Royce	Royce	Opportunity
	Select	Select	Global Select	SMid-Cap Select	Select
	Fund I	Fund II	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$376,533	$52,970	$588,179	$9,890	$28,085
Interest	1,441	73	311	40	3

Total income	377,974	53,043	588,490	9,930	28,088

Expenses:
Investment advisory fees	817,095	49,270	197,280	14,371	22,126
Dividends on securities sold short	–	3,007	13,169	24	1,741
Interest expense	–	4,949	26,497	149	2,282

Total expenses	817,095	57,226	236,946	14,544	26,149

Net investment income (loss)	(439,121)	(4,183)	351,544	(4,614)	1,939

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	7,190,948	324,787	711,009	84,603	4,162
Foreign currency transactions	367	(1,656)	(8,574)	(5)	–
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(8,971,412)	(944,657)	(6,286,746)	(73,989)	(450,431)
Other assets and liabilities denominated in foreign currency	(72)	–	(1,367)	–	–

Net realized and unrealized gain (loss) on investments and
foreign currency	(1,780,169)	(621,526)	(5,585,678)	10,609	(446,269)

NET INCREASE (DECREASE) IN NET ASSETS FROM
INVESTMENT OPERATIONS	$(2,219,290)	$(625,709)	$(5,234,134)	$5,995	$(444,330)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 33

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions							Ratio of Net
	Net Asset	Net	Unrealized Gain		Distributions	from Net						Ratio of	Investment
	Value,	Investment	(Loss) on	Total from	from Net	Realized Gain on		Shareholder	Net Asset		Net Assets,	Expenses	Income (Loss)	Portfolio
	Beginning of	Income	Investments and	Investment	Investment	Investments and	Total	Redemption	Value, End	Total	End of Period	to Average Net	to Average Net	Turnover
	Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return	(in thousands)	Assets	Assets	Rate
Royce Select Fund I
2011	$20.32	$(0.16)	$(0.67)	$(0.83)	$–	$(2.56)	$(2.56)	$–	$16.93	(3.61)%	$47,345	1.45%	(0.78)%	63%
2010	17.42	(0.23)	3.39	3.16	–	(0.26)	(0.26)	–	20.32	18.15	58,788	2.37	(1.26)	49
2009	12.59	0.15	4.83	4.98	(0.15)	–	(0.15)	–	17.42	39.59	33,896	0.01	1.28	80
2008	18.20	0.19	(4.93)	(4.74)	(0.16)	(0.71)	(0.87)	–	12.59	(25.91)	17,480	0.08	1.25	116
2007	19.02	(0.04)	2.09	2.05	(0.00)	(2.87)	(2.87)	–	18.20	10.70	23,235	2.09	(0.20)	77
Royce Select Fund II
2011	$13.90	$(0.01)	$(2.04)	$(2.05)	$–	$(1.90)	$(1.90)	$–	$9.95	(14.35)%	$3,420	1.29%	(0.09)%	153%
2010	11.62	(0.18)	2.60	2.42	(0.00)	(0.15)	(0.15)	0.01	13.90	20.96	5,141	2.77	(1.47)	126
2009	7.02	0.03	4.64	4.67	(0.07)	–	(0.07)	–	11.62	66.58	4,109	0.67	0.53	114
2008	10.66	0.09	(3.65)	(3.56)	(0.08)	–	(0.08)	–	7.02	(33.37)	1,698	0.24	0.98	268
2007	12.01	(0.02)	(0.64)	(0.66)	–	(0.69)	(0.69)	–	10.66	(5.53)	2,416	1.01	(0.15)	393
Royce Global Select Fund
2011	$19.89	$0.25	$(3.83)	$(3.58)	$(0.25)	$(0.70)	$(0.95)	$0.02	$15.38	(17.77)%	$22,507	0.98%	1.46%	45%
2010	14.97	(0.26)	5.22	4.96	(0.05)	–	(0.05)	0.01	19.89	33.21	16,355	3.48	(1.55)	80
2009	9.76	0.18	5.27	5.45	(0.26)	–	(0.26)	0.02	14.97	56.11	9,117	0.00	1.55	85
2008	15.01	0.23	(5.40)	(5.17)	–	(0.09)	(0.09)	0.01	9.76	(34.39)	6,049	0.50	1.75	41
2007	13.43	(0.24)	2.68	2.44	(0.35)	(0.51)	(0.86)	–	15.01	18.16	5,786	2.40	(0.56)	75
Royce SMid-Cap Select Fund[a]
2011	$10.43	$(0.04)	$0.09	$0.05	$–	$(0.60)	$(0.60)	$–	$9.88	0.66%	$1,123	1.31%	(0.42)%	136%
2010	8.95	0.05	1.49	1.54	(0.06)	–	(0.06)	–	10.43	17.22	1,158	0.70	0.50	166
2009	7.33	0.07	1.62	1.69	(0.07)	–	(0.07)	–	8.95	23.13	1,150	0.03	0.88	415
2008	10.04	0.13	(2.80)	(2.67)	(0.12)	(0.02)	(0.14)	0.10	7.33	(25.53)	917	0.28	1.48	764
2007	10.00	0.00	0.06	0.06	(0.02)	–	(0.02)	–	10.04	0.56 [1]	1,319	0.48 [1]	0.11 [1]	47
Royce Opportunity Select Fund[b]
2011	$12.99	$0.01	$(2.26)	$(2.25)	$(0.02)	$(0.39)	$(0.41)	$–	$10.33	(17.14)%	$2,102	1.14%	0.08%	299%
2010	10.00	(0.43)	3.42	2.99	–	–	–	–	12.99	29.90 [1]	1,913	4.01 [1]	(3.79)[1]	95

[1]	Not annualized
[a]	The Fund commenced operations on September 28, 2007.
[b]	The Fund commenced operations on September 1, 2010.

34	|	The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Opportunity Select Fund (the “Fund” or “Funds”), are five series of the Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.
     At December 31, 2011, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce Select Fund II	43%	Royce SMid-Cap Select Fund	79%
Royce Global Select Fund	11%	Royce Opportunity Select Fund	67%

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) or at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2011. For a detailed breakout of common stocks by sector classification, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce Select Fund I
Common Stocks	$40,571,073	$2,553,079	$–	$43,124,152
Cash Equivalents	–	5,573,000	–	5,573,000
Royce Select Fund II
Common Stocks	2,114,752	1,325,422	24,763	3,464,937
Cash Equivalents	–	107,000	–	107,000
Royce Global Select Fund
Common Stocks	4,389,950	18,665,352	61,723	23,117,025
Royce SMid-Cap Select Fund
Common Stocks	892,391	36,309	–	928,700
Cash Equivalents	–	195,000	–	195,000
Royce Opportunity Select Fund
Common Stocks	2,111,228	2,125	–	2,113,353
The Royce Funds 2011 Annual Report to Shareholders | 35

Notes to Financial Statements (continued)

Valuation of Investments (continued):
Short positions:

	Level 1	Level 2	Level 3	Total
Royce Select Fund II
Common Stocks	$(179,558)	$–	$–	$(179,558)
Royce Global Select Fund
Common Stocks	(1,826,960)	–	–	(1,826,960)
Fixed Income	(145,500)	–	–	(145,500)
Royce Opportunity Select Fund
Common Stocks	(222,635)	–	–	(222,635)

   Level 3 Reconciliation:

					Realized and
	Balance as of				Unrealized	Balance as of
	12/31/10	Purchases	Transfers In	Sales	Gain (Loss)[1]	12/31/11
Royce Select Fund II
Common Stocks	$–	$65,302	$32,545	$7,080	$(66,004)	$24,763
Royce Global Select Fund
Common Stocks	–	–	152,616	–	(90,893)	61,723

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
     The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds generally incur only performance fees, dividends on securities sold short and interest charges as expenses. See the “Investment Adviser” section of these notes.

36 | The Royce Funds 2011 Annual Report to Shareholders

Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 13, 2012. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2011.

Recent Accounting Pronouncements:
     In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

Royce Select Fund I
Investment Class	187,707	1,187,472	379,773	35,245	(663,214)	(275,301)	(95,734)	947,416

Royce Select Fund II
Investment Class	27,667	68,329	57,265	4,085	(111,010)	(56,208)	(26,078)	16,206

Royce Global Select Fund
Investment Class	764,053	396,038	86,729	1,631	(209,902)	(184,488)	640,880	213,181

Royce SMid-Cap Select Fund
Investment Class	6,232	167	6,702	650	(10,332)	(18,303)	2,602	(17,486)

Royce Opportunity Select Fund
Investment Class	59,479	147,239	8,187	–	(11,464)	–	56,202	147,239

Investment Adviser:
     Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued. However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. Under the agreement, all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest, acquired fund fees and expenses, and extraordinary expenses, will be paid by Royce. For the year ended December 31, 2011, the Funds accrued the following performance fees:

Royce Select Fund I	$817,095
Royce Select Fund II	49,270
Royce Global Select Fund	197,280
Royce SMid-Cap Select Fund	14,371
Royce Opportunity Select Fund	22,126

Purchases and Sales of Investment Securities:
     For the year ended December 31, 2011, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$31,622,501	$39,545,018	$–	$–
Royce Select Fund II	5,488,944	6,434,733	570,523	800,906
Royce Global Select Fund	22,544,859	8,447,089	1,478,374	364,158
Royce SMid-Cap Select Fund	1,203,030	1,233,596	25,864	26,718
Royce Opportunity Select Fund	3,959,655	3,259,305	2,700,224	2,656,456

The Royce Funds 2011 Annual Report to Shareholders | 37

Notes to Financial Statements (continued)

Tax Information:
     At December 31, 2011, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$43,335,636	$5,361,516	$6,693,113	$1,331,597
Royce Select Fund II	3,388,137	4,242	341,082	336,840
Royce Global Select Fund	23,748,232	(2,603,667)	1,590,726	4,194,393
Royce SMid-Cap Select Fund	1,060,385	63,315	89,413	26,098
Royce Opportunity Select Fund	2,011,246	(120,528)	132,534	253,062

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and mark-to-market of Passive Foreign Investment Companies.

     Distributions during the periods ended December 31, 2011 and 2010, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains

	2011	2010	2011	2010
Royce Select Fund I	$–	$376,160	$6,464,732	$361,589
Royce Select Fund II	18,504	878	534,679	54,943
Royce Global Select Fund	466,147	35,259	881,177	–
Royce SMid-Cap Select Fund	38,837	6,757	25,104	–
Royce Opportunity Select Fund	80,562	–	–	–

     The tax basis components of distributable earnings at December 31, 2011, were as follows:

				Qualified
				Late Year
				Ordinary
				and
		Undistributed	Net Unrealized	Post-October	Total	Capital Loss
	Undistributed	Long-Term	Appreciation	Loss	Distributable	Carryforward
	Ordinary Income	Capital Gains	(Depreciation)[1]	Deferrals[2]	Earnings	Utilized
Royce Select Fund I	$–	$667,222	$5,361,592	$–	$6,028,814	$–
Royce Select Fund II	–	50,409	4,242	(8,375)	46,276	–
Royce Global Select Fund	–	–	(2,604,932)	(346,084)	(2,951,016)	57,804
Royce SMid-Cap Select Fund	–	–	63,316	(4,841)	58,475	20,738
Royce Opportunity Select Fund	6,208	–	(120,527)	–	(114,319)	–

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, mark-to-market of Passive Foreign Investment Companies and investments in publicly traded partnerships.
[2]

Under current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2011, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, publicly traded partnerships, short sales, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Royce Select Fund I	$439,163	$(17,734)	$(421,429)
Royce Select Fund II	29,254	(6,244)	(23,010)
Royce Global Select Fund	3,380	7,247	(10,627)
Royce SMid-Cap Select Fund	4,614	(4,241)	(373)
Royce Opportunity Select Fund	834	(834)	–

     Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2008 – 2011) and has concluded that as of December 31, 2011, no provision for income tax is required in the Funds’ financial statements.

38 | The Royce Funds 2011 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Opportunity Select Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund, Royce SMid-Cap Select Fund and Royce Opportunity Select Fund (five series of The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 24, 2012

The Royce Funds 2011 Annual Report to Shareholders | 39

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2011, and held for the entire six-month period ended December 31, 2011.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2011, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	7/1/11	12/31/11	Period[1]	Ratio[1,2]	7/1/11	12/31/11	Period[3]	Ratio[4]
Investment Class

Royce Select Fund I	$1,000.00	$901.36	$0.10	0.01%	$1,000.00	$1,018.91	$6.36	0.63%
Royce Select Fund II	1,000.00	886.40	0.75	0.08%	1,000.00	1,018.91	6.36	0.63%
Royce Global Select Fund	1,000.00	805.33	0.81	0.09%	1,000.00	1,018.91	6.36	0.63%
Royce SMid-Cap Select Fund	1,000.00	946.72	0.00	0.00%	1,000.00	1,018.91	6.36	0.63%
Royce Opportunity Select Fund	1,000.00	838.25	0.92	0.10%	1,000.00	1,018.91	6.36	0.63%

[1]	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
[2]	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
[4]

Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses and excludes dividends on securities sold short and interest expense.

40 | The Royce Funds 2011 Annual Report to Shareholders

Federal Tax Information

     In January 2012, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2011.

2011 Supplemental Tax Information:

			%	Long-Term Capital
		% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	% QDI	Income	For DRD	Maximum Allowable (000’s)
Royce Select Fund I	N/A	N/A	N/A	$6,465
Royce Select Fund II	100.00%	N/A	48.03%	535
Royce Global Select Fund	100.00%	N/A	0.00%	881
Royce SMid-Cap Select Fund	23.98%	N/A	21.36%	25
Royce Opportunity Select Fund	7.54%	N/A	24.13%	N/A

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
     For the year ended December 31, 2011, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

		Net Foreign
	Net Foreign	Source Income	Foreign	Foreign
Fund	Source Income	Per Share	Tax	Tax Per Share
Royce Global Select Fund	$433,085	$.3059	$55,993	$.0395

The Royce Funds 2011 Annual Report to Shareholders | 41

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee[1]
Age: 57 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc. and Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 63 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 73 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 69 | Number of Funds Overseen: 51 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 66 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 60 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 49 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 44 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 52 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

42 | The Royce Funds 2011 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2011, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2011 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

   Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

   All indexes referenced are unmanaged and capitalization weighted. Each indexes’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2500 Index is an index of domestic small to mid-cap stocks. It includes approximately 2,500 of the smallest securities in the Russell 3000 Index. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex USA Small Core represents these markets excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments and MSCI. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

   The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

   The Funds invest primarily in limited number of securities which may involve considerably more risk than a less concentrated portfolio because a decline in the value of one of these securities would cause a Fund’s overall value to decline to a greater degree. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Royce Select Fund I (up to 10%), Royce Select Fund II (up to 100%), Royce Global Select Fund (up to 100%), Royce SMid-Cap Select Fund (up to 25%) and Royce Opportunity Select Fund (up to 25%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2011 Annual Report to Shareholders | 43

2011: In Quotes

Stocks are an imperfect asset, superior only to every other investment over long periods. – Knight Kiplinger, Kiplinger’s Personal Finance, December 2011

Points To Ponder
Across Europe just now men who thought their title was “minister of finance” have woken up to the idea that their job is actually government bond salesman.
– Michael Lewis, Vanity Fair, March 2011

Many European companies are in better shape than the nations in which they’re based.
– James H. Glassman, Kiplinger’s Magazine,
   December 2011

In Absolute Agreement
Stocks have climbed a wall of worry for 42 years. The bigger the worry, the better the returns.
– Bob Olstein, Morningstar Advisor,
   February/March 2011

As long as inflation doesn’t ramp up to the double-digit levels of the 1970s and early 1980s—a scenario I consider extremely unlikely—stocks will act as an excellent hedge. The reason is simple: Stocks are claims on real assets, such as land and plant and equipment, which appreciate in value as overall prices increase.
– Jeremy J. Siegel, Kiplinger’s Personal Finance,
   June 2011

To the extent that some managers are trying to replace active security selection with active allocation across sectors, that is another name for market timing. History suggests that is rarely a durable strategy.
– Edward Bernard, T. Rowe Price Vice Chairman,
   Bloomberg, June 9, 2011

Unquestionably, some people have become very rich through the use of borrowed money. However, that’s also been a way to get very poor. When leverage works, it magnifies your gains. Your spouse thinks you’re clever, and your neighbors get envious. But leverage is addictive. Once having profited from its wonders, very few people retreat to more conservative practices. And as we all learned in third grade—and some relearned in 2008—any series of positive numbers, however impressive the numbers may be, evaporates when multiplied by a single zero. History tells us that leverage all too often produces zeroes, even when it is employed by very smart people.
– Warren Buffett, 2010 Berkshire Hathaway
   Letter to Shareholders

From now on, price pressure and shortages of resources will be a permanent feature of our lives…The world is using up its natural resources at an alarming rate, and this has caused a permanent shift in their value. We all need to adjust our behavior to this new environment. It would help if we did it quickly.
– Jeremy Grantham, The New York Times,
   August 11, 2011

If investing was just all history, the historians would be billionaires. Same with quant and algorithms. High quality stocks in the US and the emerging markets are the place to be, and this panic is a wonderful opportunity to buy them.
– Barton Biggs, Macroeconomic Thoughts,
   August 16, 2011

When markets are highly correlated is exactly when you have really good opportunities to make great long-term investments.
– David Chung, Barron’s, September 5, 2011

Our discipline is very much bottom-up stock-picking, with a strong value-investing bias. I am very cheap in terms of what we want to pay for things. It is not like we don’t like growth. We like growth as much as the next guy. But we just don’t want to pay pie-in-the-sky prices for future bets.
– Michael Katz, Barron’s, November 26, 2011

Cocktail Conversation
The pace at which we can reach our destination of economic bliss will be governed by four things—our power to control population, our determination to avoid wars and civil dissensions, our willingness to entrust to science the direction of those matters which are properly the concern of science, and the rate of accumulation as fixed by the margin between our production and our consumption; of which the last will easily look after itself, given the first three.
– John Maynard Keynes, Economic Possibilities for our
   Grandchildren, 1930

Some people say they want to wait for a clearer view of the future. But when the future is again clear, the present bargains will have vanished. In fact, does anyone think that today’s prices will prevail once full confidence has been restored?
– Dean Witter, May 1932

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

44 | This page is not part of the 2011 Annual Report to Stockholders

Why Volatility Is the Friend of Discipline

Throughout much of Royce’s history, we have talked about our attempts to use stock market volatility to our advantage without offering a great deal of detail about precisely how that works. We have always made an implicit assumption that the bulk of our readers nod in agreement with statements, which tend to proliferate in our materials during bear markets, that describe market tumult as the value investor’s friend. With close to four years of particularly tumultuous markets in the books (and who-knows-what still to come), we reexamined this and concluded that volatility was a subject worth discussing at greater length, both for its own sake and for the sake of offering more details about how and why volatile stock prices play such a crucial role in our quest for strong absolute returns achieved over the long term.

     First, we have an unshakeable conviction that entry price is a key constituent of attractive long-term results. We also believe strongly in the idea that success in equity investing is best and most consistently achieved with a disciplined approach that values deep knowledge about companies, much of which focuses on establishing the worth of a business. Our analysis of the intrinsic value of a business is among the primary factors used in determining what we think we should pay for a stock in order to potentially maximize our return while also seeking to minimize risk.

     The term ‘volatile’ originally derives from Chemistry, defined in that discipline by the American Heritage Dictionary as “evaporating readily at normal temperatures and pressures” or “capable of being readily vaporized,” which unfortunately may describe some investors’ experiences with equity returns over the last few years. In a more general sense, it means (among other related things),”tending to vary often, as in price: the ups and downs of volatile stocks.” In one sense, then, the globe’s equity markets are volatile every day as each day’s trading brings changing prices. However, there is a range of price movement that is widely viewed as “normal” or “typical,” though that range is admittedly flexible depending on current and past market conditions. (The most popular measure of stock market volatility is the Chicago Board Options Exchange Market Volatility Index, commonly referred to as ‘the VIX,’ which measures the implied volatility of S&P 500 Index options.)

     This is where volatility becomes key. In highly volatile markets, increasingly emotional and/or short-sighted sellers tend to keep on selling, allowing us to buy opportunistically. As bottom-up, quality-centric investors, we like to see stock prices with a pronounced downside disconnect between a company’s fundamentals (such as a strong balance sheet, long-term earnings history and positive cash flow) and its share price. The greater the difference, the more promising the opportunity.
      The bulk of our purchases throughout 2011 (and large swaths of the last four years) have followed this pattern. Of course, few of the purchases made in 2011 have borne fruit to date. Since we typically hold stocks for two to five years, this is not troubling. If anything, the turbulence of the last few years has only solidified the importance of our long-term outlook. As we wade through a still unsettled global economy, governments throughout the developed world overburdened with debt and a thus-far fragile (and mostly jobless) economic recovery underway here in the U.S., we find an investment horizon measured in years is even more of a necessity than it usually is.

     Over the last few years, certainly since the fall of 2008, market volatility has seen frequent and often dramatic spikes, with the just-ended 2011 adding several more heart-stopping sessions, especially between August and November. It is not our task here to determine whether or not the market’s extreme behavior during this period was good, bad or otherwise. Instead, we want to offer our take on the market’s recent activity as an illustration of how we seek to use dramatic swings in share prices to help us build wealth for our shareholders over the long run.

     So while last year was highly challenging and at times very frustrating, we have been pleased with the values that we have found in micro-cap, small-cap and mid-cap companies across the globe. Along with the slowly improving U.S. economy, these opportunities, which high volatility has been instrumental in creating, give us a quiet optimism about the years ahead, a sense of confidence made possible by the market’s wild swings.

This page is not part of the 2011 Annual Report to Shareholders

About The Royce Funds

Wealth Of Experience
With approximately $34 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $144 million invested in The Royce Funds.
This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

GLOBAL/INTERNATIONAL

Royce European Smaller-Companies Fund

Royce Global Value Fund

Royce International Smaller-Companies Fund

Royce Global Dividend Value Fund

Royce International Micro-Cap Fund

Royce International Premier Fund

ANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through December 31, 2011

	Average Annual Total Returns
						Gross Annual	Net Annual
CATEGORY				Since	Inception	Operating	Operating
Fund	One-Year	Three-Year	Five-Year	Inception	Date	Expenses	Expenses
GLOBAL/INTERNATIONAL

Royce European Smaller-Companies Fund	-20.32%	19.32%	-1.57%	-1.57%	12/29/06	2.67%	1.79%

Royce Global Value Fund	-18.69	21.33	4.17	4.16	12/29/06	1.93	1.78

Royce International Smaller-Companies Fund	-18.75	15.59	n.a.	2.21	6/30/08	2.40	1.74

Royce Global Dividend Value Fund	-15.37	n.a.	n.a.	-15.37	12/31/10	2.07	1.88

Royce International Micro-Cap Fund	-21.51	n.a.	n.a.	-21.51	12/31/10	2.12	1.88

Royce International Premier Fund	-16.75	n.a.	n.a.	-16.75	12/31/10	2.07	1.88

Russell Europe Small Cap Index	-21.55	14.06	-7.43	n.a.	n.a.	n.a.	n.a.

Russell Global Small-Cap Index	-14.03	16.72	-1.28	n.a.	n.a.	n.a.	n.a

Russell Global ex-U.S. Small Cap Index	-18.68	17.69	-1.72	n.a.	n.a.	n.a.	n.a.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of each Fund’s Service Class. Gross annual operating expenses reflect each Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of each Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain net operating expenses at or below: 1.69% for Royce European Smaller-Companies, Global Value and International Smaller-Companies Funds through April 30, 2012 and at or below 1.99% for Royce European Smaller-Companies and International Smaller-Companies Fund through April 30, 2021; and 1.69% for Royce Global Dividend Value, International Micro-Cap and International Premier Funds through April 30, 2014. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Shares of Royce Global Value Fund’s Consultant Class have higher annual expenses than the Service Class. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) The Funds invest a significant portion of their respective assets in foreign companies which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies, in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell Europe Small Cap Index is an unmanaged, capitalization-weighted index of European small-cap stocks. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. All index returns include net reinvested dividends and/or interest income.

This page is not part of the 2011 Annual Report to Shareholders

Portfolio Characteristics	Through December 31, 2011

1 The Fund does not have the three years of history required for calculating a volatility score.

Market Cap Breakdown Key: Micro-Cap Small-Cap Mid-Cap Large-Cap
Investment Universe
Micro-Cap: Market Caps up to $500 million

Small-Cap: Market Caps between $500 million and $2.5 billion

Mid-Cap: Market Caps between $2.5 billion and $15 billion

Portfolio Approach
Diversified: A diversified portfolio at Royce is one that generally holds more than 100 securities and whose top positions generally do not exceed 2% of net assets.

 Limited: A limited portfolio at Royce is one that either (i) generally invests in no more than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. For Royce European Smaller-Companies Fund, all European stock funds tracked by Morningstar with at least three years of history (29 funds as of 12/31/11) are included. For Royce Global Value Fund, all world stock funds with weighted-average market-caps of less than $5 billion tracked by Morningstar that have at least three years of history (28 funds as of 12/31/11) are included. For Royce International Smaller-Companies Fund, all foreign small/mid growth and value stock funds tracked by Morningstar with at least three years of history (62 funds as of 12/31/11) are included. We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility; and those in the bottom third to have high volatility.

This page is not part of the 2011 Annual Report to Shareholders | 1

Table of Contents

Annual Review

Letter to Our Shareholders	3

Postscript: Why Volatility Is the Friend of Discipline	8

2011: In Quotes	52

Annual Report to Shareholders	9

2 | This page is not part of the 2011 Annual Report to Shareholders

Charles M. Royce, President

When used in a financial context, the
technical definition of ‘correlation’ is
“a statistical measure of how two
securities move in relation to one
another.” Recently, this typically
obscure data point has moved into the
lexicon of mainstream investors as it
aptly describes the sort of stock market
returns that we have experienced over
the last few years. That is, returns
have been highly “correlated” as the
majority of stocks, irrespective of
sector, industry, market cap, nation of
origin or ostensible investment profile
(i.e., value or growth), have either
done well, as in 2009 and 2010, or
poorly, as they did in 2008 and 2011.

Why is correlation important?
Correlated markets present definite
challenges for disciplined contrarian
investors like ourselves. There is
simply not much incremental reward
for the contrary stance when share
prices are rising or falling more
or less indiscriminately throughout
the world’s stock markets. Our
practice is to go against the grain
by investing in companies or
industries that most investors are
neglecting while we ignore trendy
or fast-growing segments of the
market that others are championing.

Continued on page 4...

Letter to Our Shareholders

Capitulation
A few years ago, we wrote that markets resemble Tolstoy’s families: All the happy ones are alike, and all the unhappy ones are unhappy in their own way. The past calendar year’s stock market results, which place it mostly, but not entirely, in the “unhappy” category, offer a striking example. One only has to compare it to recent years of poor performance to see its singularity. In 2008, stock markets across the globe cratered as part of a global financial crisis that saw once-mighty titans of Wall Street collapse. The crisis also had the effect of worsening both a correction in housing prices and a worldwide recession. (Of course, much of the globe’s current difficulties in capital markets and economies can be traced back to this event.) The crisis saw a widespread exit from stocks, with major indexes in the U.S., Europe, Asia, and elsewhere posting sizable double-digit losses for the year. Earlier in the decade, 2002 saw mostly negative results as the exploding Internet Bubble and the lingering effects of the events of 9/11 led many investors to sell equities, a mass exodus that was not limited to domestic stocks. Results were mostly negative, but within a much larger range, depending on one’s exposure to Technology and related areas.
     We suspect that, unlike those of 2002 and 2008, the stock market of 2011 will be remembered not for cataclysmic events or the severity of its losses, which were limited in the U.S. and more decidedly negative in Europe and several Asian markets, but for its daily drama of extreme volatility. The days between late April and the end of the year saw increasing numbers of investors opting to get out of equities, and stay out, which resulted in a large-scale, global capitulation that rivaled anything we have seen during other recent bearish periods, when results were far, far worse. This last point made the past year as fascinating as it was frustrating. Investors fled or avoided stocks for many reasons—because they lacked confidence in political leaders both here at home and abroad

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Our fundamental analysis seeks to
identify discounts when intrinsic value
becomes meaningfully detached from
stock prices. In general, we look for
well-managed businesses with pristine
financial profiles and histories of
high returns on invested capital that
are attractively priced on an absolute
basis. To find these attributes in
common often means that a company
has disappointed a set of shareholders
for any number of reasons such as poor
management execution, challenging
business conditions, increased
competition or earnings misses.

While still in an environment that
offers plenty of opportunity to
locate these kinds of companies,
often in industries that are falling
out of favor and/or are nearing
the bottom of a business cycle, our
efforts are not being rewarded as
distinctly. Markets where correlation
is more historically normal often
see us enjoying the fruits of earlier
contrarian investments that fit the
profile we described. This combination
of reaping the benefits of previous
efforts while repositioning for the
future has historically led to long-term
performance differentiation
versus both small-cap indexes and
peers. Yet a correlated market can
constrict both kinds of opportunity.

There are two other, related challenges:
Highly correlated up markets tend to
reward passively managed index funds
and ETFs (Exchange Traded Funds)
because of their inherently lower
fee structure and fully invested status.

Continued on page 6...

Letter to Our Shareholders

to deal effectively with the challenges of stimulating the economy and responsibly coping with enormous debt; because they feared the slowdown in China might be more than a short-term phenomenon; because they couldn’t bear the barrage of headlines with their seemingly endless parade of bad news; and because they simply ran out of patience with the daily jumps and dives of a market struggling to make sense of it all.
     Absent from this list is the state of the companies themselves. We would humbly suggest that the most relevant reasons why one would choose to invest in a business—its merits as a company, its prospects and the relationship these have to its stock price—were largely, if not wholly neglected through the market’s most tumultuous months. Again, this was unlike 2002, which for many Internet companies was an “Emperor’s New Clothes” moment, and 2008, when the threat was systemic and fundamentals were, at least at the most tense moments, irrelevant. The disconnect between stock prices and fundamentals for many companies, including many small-caps in general, but especially those overseas, remains wide as we enter 2012. While this created no end of short-term disappointments for us—2011 being one of the most challenging years for The Royce Funds in our history—it has also provided ample seeding for what we hope will be a bountiful harvest in the years to come. Following a recap of 2011 performance, we will offer a more detailed explanation of our optimism below.

Correlation
Although it was not evident until the end of the year, one of the more notable developments in 2011 was the first sign of differentiation following several years of high correlation. This pattern of correlation held through the first half of the year, being positive across national boundaries, though more modestly for international equities. Year-to-date through June 30, 2011, the Russell Global ex-U.S. Small Cap Index climbed 0.8%, and the Russell Global ex-U.S. Large Cap Index rose 4.1%, while the small-cap Russell 2000 Index was up 6.2%, and the large-cap Russell 1000 and S&P 500 indexes rose 6.4% and 6.0%, respectively. Most of the first-half disadvantage for non-U.S. companies, in particular for international small-caps, was the result of a first quarter that was lackluster on both an absolute and relative basis.
     Following a volatile second quarter, the ongoing possibility of government defaults in Portugal, Italy, Ireland, Greece, and Spain, the resulting economic slowdown that gripped much of Europe, fears of the same in China, and the debt ceiling fiasco here in the U.S. all weighed heavily on the minds of investors around the world. This anxiety was ultimately reflected in the larger calendar-year losses for global, international and European indexes, but it was in the third quarter that it registered most painfully. Between July and the end of September, the Russell Global ex-U.S. Small Cap fell 19.4%, while its large-cap equivalent lost 20.1%. These declines were in line with third-quarter losses for the domestic indexes—the Russell 2000 was down 21.9%, the Russell 1000 fell 14.7%, and the S&P 500 was off 13.9% in the third quarter.
      By the end of September, then, most of the developed world’s major indexes, as well as those in other important economies such as China and India, looked underwhelming, to

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put it kindly. The aforementioned fiscal and economic woes all played a role, though U.S. and European investors may well have been more motivated to sell based on their utter lack of confidence in the abilities of their respective political leaders to meet the challenges of economic stagnation and staggering government debt. When some progress seemed to be made on these fronts, share prices rebounded through much of the fourth quarter, though gains were not nearly as closely correlated as third-quarter losses. So while the dramatic ups and downs that characterized 2011 continued through the end of the year, the negative effects of high volatility were felt more acutely overseas than at home and hit many emerging markets just as hard, or harder, than stock markets in developed countries. The bull run in the U. S. was dominated by an October rally just as the third-quarter downturn was primarily driven by a disastrous August and September. For the fourth quarter, the Russell Global ex-U.S. Small Cap gained a paltry 0.1%, and its large-cap sibling climbed 3.6%. These results trailed the fourth-quarter returns for the major U.S. indexes: the Russell 2000 advanced 15.5%, while the Russell 1000 and S&P 500 each gained 11.8%.
      So for all the Sturm und Drang in 2011, it was interesting to see how little returns shifted in the U.S. markets, while most international indexes were unable to recoup their substantial declines. At the end of the year, the major international indexes remained in rough shape, while their U.S. cousins posted returns that felt less like a bang than a whimper. The Russell Global ex-U.S. Small Cap Index finished 2011 down 18.7%, behind its large-cap sibling, the Russell Global ex-U.S. Large Cap Index, which declined 13.8%. By contrast, here is where their

We suspect that, unlike those of 2002 and 2008, the stock market of 2011 will be remembered not for cataclysmic events or the severity of its losses, which were limited in the U.S. and more decidedly negative in Europe and several Asian markets, but for its daily drama of extreme volatility.

The disconnect between stock prices and fundamentals for many companies, including many small-caps in general, but especially those overseas, remains wide as we enter 2012.

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Correlated downturns can also
foster greater demand for these
same vehicles as investors become
frustrated with mounting losses. In
addition, investors, losing sight
of the long view, also tend to lose
their appetite for actively managed
products when short-term performance
differentiation is diminished.

Unsurprisingly, then, a correlated
market usually indicates a low
tolerance for risk. While this can
help over the long run—the rampant
selling during the last seven
months of 2011 created as large
a set of purchase opportunities as
we’ve seen in nearly three years—
it also equates to ample levels of
emotional and undifferentiated selling,
which hinders more established
positions from rising to price levels
that our analysis indicates they are
capable of attaining.

Throughout much of 2011, we
found ourselves building existing
positions and revisiting old favorites
at least as frequently as investing
in new companies. In all cases, our
purchases comprised high-conviction
ideas as we sought to ultimately
tap the inevitable differentiation
that occurs between corporate
performance and correlated investor
sentiment. While not necessarily
rewarding in the short run, taking
advantage of such mispricings remains
the best way we know of building
strong, long-term performance.

Letter to Our Shareholders

domestic counterparts finished: The Russell 2000 fell 4.2%, the Russell 1000 gained 1.5%, and the S&P 500 climbed 2.1%. After a year of prices leaping and crashing, the U.S. stock markets did not move much at all. Were the bullish October and the less wildly volatile months of November and December positive signs that investors were beginning to pay less attention to headlines and more to the fundamentals of U.S. companies? This remains an open question.

Contention
As we take the measure of the micro-cap, small-cap and mid-cap universes, we like much of what we see. We remain disciplined, bottom-up stock-pickers with a time horizon measured in years, so our sights are trained squarely on the long run. From that vantage point, we see a strong case to be made for investing in equities. What has gotten lost in all of the fiscal worry and political melodrama of the last couple of years is the fact that many companies across the globe successfully navigated the recession and have been effectively managing their way through current recessionary or slow-growth periods. The overall condition of corporate balance sheets and cash flows—two key metrics in our security analysis process—is excellent. So we expect that more investors will begin to notice that fundamentals are strong throughout the equity world, especially as the economies of the U.S. and of many developing countries continue to grow and as the developed world’s political leaders finally begin to implement workable policies. These developments should help to usher in a solid decade for stocks, one that we suspect will feature frequent leadership rotation between asset classes and between higher quality and more speculative stocks.
      In our estimation, small-caps look very well-positioned to bounce back strong as part of a general upward move for equities. More specifically, some recent research has shown that high-quality small-caps, as measured by returns on invested capital (ROIC), are not only cheap on an absolute basis, but relative to their large-cap counterparts as well. There has been a lot of recent analysis devoted to showing that small-caps are statistically more expensive than large-caps, yet many of the companies that have been drawing our interest are not. It comes as no surprise, then, that we think this is a very opportune time for active small-cap management. Historically, when returns are both highly correlated and underwhelming, inefficiencies develop that we seek to use to our long-term advantage. We are confident that active small-cap managers can generate satisfactory absolute results when returns begin to differentiate again. As we detailed in a research paper on the importance of active small-cap management, consistency, discipline and a long-term investment horizon are critical to realizing the goal of strong absolute long-term results that, as a byproduct of that effort, have also beaten small-cap benchmarks. The last several years have certainly underscored the poor track record of predictions for markets and economies, but as equity returns become less closely correlated, we see the potential for active and disciplined small-cap management to succeed.

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Conclusion			We think that we are in a new era of high daily volatility that investors will better adjust to in 2012 and beyond. More important is our belief that fundamentals are much better than the headlines; that quality will continue to be an important driver of long-term outperformance; and that non-U.S. small-caps will enjoy improved performance in the years to come.
This is the environment for which we have been preparing. We invested in 2011 in much the same way that we have since 1972—with a disciplined, long-term approach that searches far and wide for what we deem are attractive prices for great companies. Historically, we have sought to use volatility as part of our arsenal of tactics. Highly volatile markets tend to create even greater opportunities because they drive share prices lower, and they do so with little or no regard for a business’s fundamentals. While this helped to create a host of short-term disappointments last year, at the same time it presented us with a number of what we believe are very promising long-term opportunities. It is also important to point out that, though daily volatility was very high, monthly returns in 2011 were not as wildly out of sync with other years as the day-to-day drama might lead one to believe. We think that we are in a new era of high daily volatility that investors will better adjust to in 2012 and beyond. More important is our belief that fundamentals are much better than the headlines; that quality will continue to be an important driver of long-term outperformance; and that non-U.S. small-caps will enjoy improved performance in the years to come.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

January 31, 2012

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Why Volatility Is the Friend of Discipline

Throughout much of Royce’s history, we have talked about our attempts to use stock market volatility to our advantage without offering a great deal of detail about precisely how that works. We have always made an implicit assumption that the bulk of our readers nod in agreement with statements, which tend to proliferate in our materials during bear markets, that describe market tumult as the value investor’s friend. With close to four years of particularly tumultuous markets in the books (and who-knows-what still to come), we reexamined this and concluded that volatility was a subject worth discussing at greater length, both for its own sake and for the sake of offering more details about how and why volatile stock prices play such a crucial role in our quest for strong absolute returns achieved over the long term.
     The term ‘volatile’ originally derives from Chemistry, defined in that discipline by the American Heritage Dictionary as “evaporating readily at normal temperatures and pressures” or “capable of being readily vaporized,” which unfortunately may describe some investors’ experiences with equity returns over the last few years. In a more

     First, we have an unshakeable conviction that entry price is a key constituent of attractive long-term results. We also believe strongly in the idea that success in equity investing is best and most consistently achieved with a disciplined approach that values deep knowledge about companies, much of which focuses on establishing the worth of a business. Our analysis of the intrinsic value of a business is among the primary factors used in determining what we think we should pay for a stock in order to potentially maximize our return while also seeking to minimize risk.
     This is where volatility becomes key. In highly volatile markets, increasingly emotional and/or short-sighted sellers tend to keep on selling, allowing us to buy opportunistically. As bottom-up, quality-centric investors, we like to see stock prices with a pronounced downside disconnect between a company’s fundamentals (such as a strong balance sheet, long-term earnings history and positive cash flow) and its share price. The greater the difference, the more promising the opportunity.

general sense, it means (among other related things),”tending to vary often, as in price: the ups and downs of volatile stocks.” In one sense, then, the globe’s equity markets are volatile every day as each day’s trading brings changing prices. However, there is a range of price movement that is widely viewed as “normal” or “typical,” though that range is admittedly flexible depending on current and past market conditions. (The most popular measure of stock market volatility is the Chicago Board Options Exchange Market Volatility Index, commonly referred to as ‘the VIX,’ which measures the implied volatility of S&P 500 index options.)

      The bulk of our purchases throughout 2011 (and large swaths of the last four years) have followed this pattern. Of course, few of the purchases made in 2011 have borne fruit to date. Since we typically hold stocks for two to five years, this is not troubling. If anything, the turbulence of the last few years has only solidified the importance of our long-term outlook. As we wade through a still unsettled global economy, governments throughout the developed world overburdened with debt and a thus-far fragile (and mostly jobless) economic recovery underway here in the U.S., we find an investment horizon measured in years is even more of a necessity than it usually is.

     Over the last few years, certainly since the fall of 2008, market volatility has seen frequent and often dramatic spikes, with the just-ended 2011 adding several more heart-stopping sessions, especially between August and November. It is not our task here to determine whether or not the market’s extreme behavior during this period was good, bad or otherwise. Instead, we want to offer our take on the market’s recent activity as an illustration of how we seek to use dramatic swings in share prices to help us build wealth for our shareholders over the long run.

     So while last year was highly challenging and at times very frustrating, we have been pleased with the values that we have found in micro-cap, small-cap and mid-cap companies across the globe. Along with the slowly improving U.S. economy, these opportunities, which high volatility has been instrumental in creating, give us a quiet optimism about the years ahead, a sense of confidence made possible by the market’s wild swings.

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The Royce Funds 2011 Annual Report to Shareholders | 9

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-24.78%

One-Year			-20.32

Three-Year			19.32

Five-Year			-1.57

Since Inception (12/29/06)			-1.57

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.67%

Net Operating Expenses			1.79

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RES	Year	RES

2011	-20.3%	2008	-46.4%

2010	35.2	2007	1.4

2009	57.7

TOP 10 POSITIONS % of Net Assets

Mayr-Melnhof Karton			3.2%

Semperit AG Holding			3.0

Carl Zeiss Meditec			3.0

Jupiter Fund Management			3.0

Pfeiffer Vacuum Technology			2.7

Ashmore Group			2.6

Burckhardt Compression Holding			2.4

Hochschild Mining			2.4

Lamprell			2.0

Fuchs Petrolub			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrials			17.9%

Health Care			16.6

Materials			14.8

Financials			14.3

Information Technology			13.1

Consumer Discretionary			12.9

Energy			5.0

Consumer Staples			4.0

Cash and Cash Equivalents			1.4

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Germany			17.8%

United Kingdom			16.9

France			13.8

Switzerland			12.2

South Africa			8.0

Austria			6.2

Belgium			4.1

Norway			3.3

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Royce European Smaller-Companies Fund

Managers’ Discussion
Europe’s sovereign debt burdens were the primary culprit for global investors’ broad-based risk aversion in 2011. Although Greece remained the primary trouble spot, both Italy and Spain experienced large increases in their funding costs to levels deemed unsustainable by the marketplace over the long term. Politicians responded with additional austerity measures but no clear roadmap toward solutions to these complicated structural issues was drawn up. Equity markets in the region were resilient in the first part of the year, but ultimately succumbed to the growing dissatisfaction of the investment community regarding the lack of progress towards any meaningful solution. Royce European Smaller Companies Fund (RES) struggled in this volatile year for European small-caps. RES lost 20.3% in 2011, performing slightly better than the Fund’s new benchmark, the Russell Europe Small Cap Index, which declined 21.6%, while the MSCI Europe Small Core Index fell 20.1% for the calendar year.
     During the first quarter, a period when the global economy experienced a range of setbacks, including the tsunami and resulting nuclear crisis in Japan, floods in New Zealand, rising inflation in China and civil unrest in the Middle East and North Africa, RES gained 5.7%, in line with both the Russell index (+5.8%) and the MSCI index (+5.5%). The second quarter turned more volatile, as the shocks of the first quarter translated into economic weakness and investor skittishness. During this period, RES gained 0.3% compared to marginally better performance for the benchmarks, with the Russell gaining 0.5% and the MSCI adding 1.1%.

Investors’ more complacent attitude toward the daily barrage of macroeconomic disappointments was not to last. In the difficult third quarter, which saw the financial distress of Greece spread to neighboring Italy and Spain, RES fell 24.2% versus a decline of 25.7% for the Russell Europe Small Cap and 25.4% for the MSCI Europe Small Core. While equity markets rallied in the U.S., they were flat to modestly positive in Europe. The Fund was largely flat in the fourth quarter, falling a meager 0.7%, largely in line with the Russell (-0.7%) and the MSCI (+0.4%).
     Following two very strong years of performance, we were not surprised by the pull-back in RES or in European equity prices that took place in 2011, especially given the well-known macroeconomic headwinds plaguing the region. However, we were somewhat disappointed
GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Carl Zeiss Meditec	0.36%

TGS-NOPEC Geophysical	0.20

Diploma	0.20

Rotork	0.20

Charter International	0.18

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2012 and at or below 1.99% through April 30, 2021. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             10  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

that the defensive characteristics that our investment style usually offers in times of dislocation were largely absent. Just completing its fifth year of operation, RES was able to extend its longer-term relative performance advantage over its two benchmarks. The Fund outpaced both indexes for the three-year, five-year and since inception (12/29/06) periods ended December 31, 2011. While the one-year and since inception returns were not satisfying from an absolute standpoint, the Fund has had the misfortune of experiencing some of the most challenging markets on record in its short five-year history, and so overall we are satisfied with its record.
     Results from a sector standpoint demonstrated just how correlated markets were in 2011, with each of RES’s eight equity sectors generating negative performance for the year. Materials led all detractors, followed by Consumer Discretionary. Weakness in both sectors can be explained by the economic sensitivity of these groups in a period characterized by pervasive fears of another recession in Europe. Financials and Information Technology were also weak, with more defensive areas such as Consumer Staples and Health Care contributing only modest losses. At the industry level, results were broadly negative as well, with metals & mining companies, the capital markets group, and construction & engineering stocks the top detractors from returns.
     Centamin Egypt and Hochschild Mining were notable losers from the metals & mining group. Centamin, a gold mining company with primary operations in Egypt, suffered predominantly from the geopolitical risk around civil unrest in that country rather than any specific operational challenges. We view the shares as deeply undervalued while also recognizing the need for greater clarity on the political front. Hochschild is a UK-based gold and silver mining company with operations primarily in South America. With substantial production based in Peru, the shares sold off sharply in May as leftist presidential candidate Ollanta Humala hinted that his administration might raise the royalty tax on silver mining or even potentially nationalize some mines. Precious metals and mining stocks were also affected by the volatility in the underlying commodities, with both gold and silver having sharp mid-year corrections. Silver prices were extremely volatile, with a rally of more than 50% through late April followed by a decline of nearly 30% in a less-than-two-week period following increases in margin requirements intended to dampen speculation. Aixtron, a German firm that provides the key tools used in making high brightness light emitting diodes (HB LEDs), saw its stock price plummet in the second half. Weaker-than-expected demand for LED-backlit TVs and overbuilding of LED factories in China—thanks to overly generous government subsidies—led to slackening demand which in turn caused delayed or canceled tool orders. Raubex Group suffered from a first-half slowdown in the South African construction sector, which led to increased competition in the road-building space, and revised earnings guidance in August.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

Centamin Egypt	-0.96%

Aixtron	-0.94

Hochschild Mining	-0.93

Raubex Group	-0.77

Aquarius Platinum	-0.73

[1] Net of dividends

ROYCE EUROPEAN SMALLER-COMPANIES FUND VS. RUSSELL EUROPE SMALL CAP AND MSCI EUROPE SMALL CORE Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,122 million

Weighted Average P/E Ratio[2]		12.1x

Weighted Average P/B Ratio		1.9x

Fund Net Assets		$16 million

Turnover Rate		36%

Number of Holdings		76

Symbol
Service Class		RISCX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RES	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.02	-0.12	-0.04

Standard Deviation	25.36	25.75	24.96

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 28 European stock objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RES	-1.57%	25.36	-0.06

Russell Europe Small Cap	-7.43	28.47	-0.26

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  11

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-21.70%

One-Year			-18.69

Three-Year			21.33

Five-Year			4.17

Since Inception (12/29/06)			4.16

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.93%

Net Operating Expenses			1.78

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGV	Year	RGV

2011	-18.7%	2008	-39.9%

2010	35.7	2007	14.3

2009	61.9

TOP 10 POSITIONS % of Net Assets

Mayr-Melnhof Karton			3.4%

Semperit AG Holding			3.3

Trican Well Service			3.0

Value Partners Group			3.0

Jupiter Fund Management			3.0

Santen Pharmaceutical			2.9

FamilyMart			2.8

Ashmore Group			2.7

Allied Nevada Gold			2.7

Helmerich & Payne			2.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Materials			25.3%

Industrials			14.3

Financials			13.8

Energy			10.4

Consumer Discretionary			9.7

Information Technology			8.7

Health Care			7.7

Consumer Staples			7.0

Cash and Cash Equivalents			3.1

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States			13.2%

Canada			11.1

Japan			9.8

United Kingdom			9.5

Germany			7.0

Austria			6.7

Hong Kong			5.1

South Africa			4.9

Australia			4.8

Switzerland			3.6

Norway			3.0

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by their country of headquarters.

Royce Global Value Fund

Managers’ Discussion
With stocks struggling on a nearly worldwide basis in 2011, the calendar-year result for Royce Global Value Fund was not surprising, though it was disappointing on both an absolute and relative basis. The Fund was down 18.7% in 2011 versus a loss of 14.0% for its new global small-cap benchmark, the Russell Global Small Cap Index, and a decline of 9.1% for the MSCI World Small Core Index. Following two years of very strong absolute and relative performance, some pull-back was not unexpected considering the volatile and challenging environment for stocks, particularly non-U.S. equities. Two somewhat overlapping areas—non-U.S. investments and holdings in the Materials sector—detracted most from results in 2011. Related to this was the portfolio’s relative underweight in domestic stocks versus its new benchmark. The Fund’s U.S. investments accounted for 13.2% of net assets at the end of 2011 versus more than 30% for the Russell Global Small Cap.
     Although the first half of the year was relatively tranquil compared to what the summer and early fall brought, the globe’s equity markets began to exhibit higher levels of volatility in April. After a quietly bullish four months to kick off the year, domestic small-caps reached a new peak at the end of April, and falling share prices then became mostly the norm for equities through early October. During the first half, RGV gained 3.8% versus gains of 2.5% for the Russell Global Small Cap and 5.6% for the MSCI World Small Core.
     The third quarter saw the steepest declines of the year, stoked by a host of issues, including the possibility of sovereign defaults by European nations, the fear of a double-dip recession in the U.S., subsequent anxiety over the failure of the developed world’s political leaders to effectively confront these problems, and a slowdown in the Chinese economy. No wonder, then, that most of the world’s stock markets experienced double-digit losses between July and September. For the third quarter, RGV was down 22.0% compared to respective losses of 20.3% and 20.4% for the Russell Global Small Cap and MSCI World Small Core. So while the Fund struggled in the downturn more than we would like, its disadvantage versus both indexes was not terribly wide going into the fourth quarter. However, RGV failed to keep pace during the rally that lifted stock prices high in the U.S. through much of the year’s last three
GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Varian Semiconductor Equipment Assoc.	1.01%

Nu Skin Enterprises Cl. A	0.89

Santen Pharmaceutical	0.51

USS	0.49

Helmerich & Payne	0.38

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, other than acquired fund fees and expenses, at or below 1.69% through April 30, 2012. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             12  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

months, and it was during this primarily domestic upswing that the Fund fell furthest behind the global small-cap indexes. For the fourth quarter, RGV climbed a paltry 0.4% compared to 5.3% for its benchmark and 8.2% for the MSCI World Small Core.
     Longer-term results were far better, helped by a strong performance in the last full-market cycle for domestic small-caps and from the Russell Global Small-Cap Index’s last peak. From the previous domestic small-cap market peak on July 13, 2007 through April 29, 2011, the Fund gained 34.2%, well ahead of both global small-cap indexes—the Russell Global Small Cap was down 0.8%, while the MSCI World Small Core was up 3.1% for the same period. RGV also beat its benchmark from the index’s peak on October 31, 2007 through the end of 2011, down 0.1% versus a loss of 21.4% for the Russell Global Small Cap. The Fund outpaced both indexes for the three-year, five-year and since inception (12/29/06) periods ended December 31, 2011. RGV celebrated its five-year anniversary in 2011.
     For all of the headlines the eurozone crisis merited, net losses came not just from holdings based in Europe, but also in countries such as China, Australia, and Egypt. E-House China Holdings was the greatest detractor to performance during 2011. The Shanghai-based company is a leading real estate services operation in China. The company’s stock was hurt by a stalled real estate market in China. After building our stake into August, we sold some shares in October and December. Aixtron is a German firm that provides the key tools used in making high brightness light emitting diodes (HB LEDs).

Its stock price plummeted in the second half. Weaker-than-expected demand for LED-backlit TVs and overbuilding of LED factories in China—thanks to overly generous government subsidies—led to slackening demand which in turn caused delayed or canceled tool orders.
     On a sector basis, the Materials group had the most significant negative impact on results, and its losses came almost exclusively from the metals & mining industry, a source of strength for the Fund in 2010. Many of these businesses faced various operational difficulties during the first half of the year. During the third quarter, gold and silver prices grew increasingly volatile, and, with mining expense and operational issues also affecting some companies, share prices began to fall even more sharply. The gold price retreated more than 18% from an early September high through a late December low, while silver tumbled more than 37% during the same period, making RGV’s sizable net losses in gold and silver mining companies unsurprising.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

E-House China Holdings ADR	-1.55%

Pan American Silver	-1.21

Aixtron	-1.04

Veeco Instruments	-0.97

Medusa Mining	-0.97

[1] Net of dividends

Their difficulties in 2011 notwithstanding, we see great potential for many of these companies. The conditions for gold and silver prices to climb remain in place. Historically, interest rates being below long-term inflation rates has provided a tailwind for gold, and this gives us confidence going forward.

ROYCE GLOBAL VALUE FUND VS. RUSSELL GLOBAL SMALL CAP VS. MSCI WORLD SMALL CORE Value of $10,000 Invested on 12/29/06

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,474 million

Weighted Average P/E Ratio[2]		10.6x

Weighted Average P/B Ratio		1.9x

Fund Net Assets		$282 million

Turnover Rate		77%

Number of Holdings		66

Symbol
Investment Class		RGVIX
Service Class		RIVFX
Consultant Class		RGVHX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RGV	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.24	0.05	0.18

Standard Deviation	26.07	23.87	22.32

[1] Five years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 22 world stock small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RGV	4.17%	26.07	0.16

Russell Global Small Cap	-1.28	24.23	-0.05

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2011 Annual Report to Shareholders  |  13

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]			-21.50%

One-Year			-18.75

Three-Year			15.59

Since Inception (6/30/08)			2.21

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.40%

Net Operating Expenses			1.74

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIS	Year	RIS

2011	-18.7%	2009	50.3%

2010	26.5

TOP 10 POSITIONS % of Net Assets

Semperit AG Holding			1.6%

Santen Pharmaceutical			1.5

FamilyMart			1.5

Jupiter Fund Management			1.4

Ashmore Group			1.4

Carl Zeiss Meditec			1.4

Burckhardt Compression Holding			1.4

USS			1.3

Pfeiffer Vacuum Technology			1.3

Value Partners Group			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary			18.7%

Materials			17.3

Industrials			14.0

Health Care			13.6

Financials			13.4

Consumer Staples			6.3

Information Technology			5.8

Energy			5.3

Telecommunication Services			0.2

Cash and Cash Equivalents			5.4

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Japan			10.3%

France			8.9

United Kingdom			7.7

Germany			7.4

Switzerland			7.3

Canada			6.9

Hong Kong			6.8

South Africa			5.3

Australia			4.2

Brazil			3.3

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Royce International Smaller-Companies Fund

Managers’ Discussion
International equity markets were roiled in 2011 as a confluence of negative events and persistent aftershocks from the financial crisis, especially in Europe, undermined investor confidence. Interestingly, it was not just the industrialized markets associated with the sovereign debt crisis that bore the brunt of the selling—emerging markets fell sharply as well. Efforts by the Chinese government to cool rampant inflation in that country, along with the emerging world’s reliance on exports and a slowing developed world, all contributed to declining equity prices in those markets. Royce International Smaller-Companies Fund (RIS) managed a modest return over the first six months of 2011, but fell sharply in the highly correlated sell-off that defined most of the second half. RIS declined 18.7% in 2011 compared to a nearly identical loss of 18.7% for its benchmark index, the Russell Global ex U.S. Small Cap Index, and its prior benchmark, the MSCI World ex-USA Small Core Index, which lost 15.8%.
     The year was marked by days of relative complacency, along with periods of renewed investor distress and risk aversion. Positive economic data and solid earnings reports gave markets an early lift only to be followed by a sharp mid-year correction caused by renewed concerns around a multitude of macroeconomic issues. In the generally bullish first quarter, RIS gained 4.1% compared to the Russell Global ex-U.S. Small Cap Index, which advanced 1.0%, and the MSCI Index, which fared better with a gain of 3.3%. As market volatility picked up in 2011’s second quarter, RIS lost 0.6%, slightly underperforming its benchmarks—both the Russell and MSCI Indexes fell 0.2%. The relative calm of the first half gave way to a challenging and volatile third quarter for equities. RIS fell 21.4% in third quarter versus respective drops of 19.4% and 18.9% for the Russell and MSCI Indexes. The fourth quarter saw a reprieve from the rampant selling, but managed very little in terms of gains for non-U.S. stocks. The Fund basically broke even in the quarter, falling 0.1% compared to a slight gain of 0.1% for the Russell and 0.7% for the MSCI.
     RIS was launched mid-year in 2008, in the midst of the gathering storm that ultimately would lead to a synchronized global recession and vicious bear market. In its fourth year in
GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

USS	0.29%

Lundin Petroleum	0.29

Santen Pharmaceutical	0.28

Carl Zeiss Meditec	0.19

FamilyMart	0.16

[1] Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2012 and at or below 1.99% through April 30, 2021. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             14  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

operation, the Fund has seen its share of volatility and market stress. RIS generated both a positive return and relative outperformance over both indexes for the since inception (6/30/08) period ended December 31, 2011.
     From a sector standpoint, results showed just how correlated the markets were in 2011, as eight of the Fund’s 10 equity sectors generated negative performance for the year. Materials (by a wide margin) and Financials were the two weakest sectors, in large part owing to the economic sensitivity of these groups in a period characterized by pervasive fears of another global economic downturn. Consumer Discretionary, Industrials and Information Technology were also weak. Energy and Telecommunication Services were the two positive sectors, although returns were quite modest. At the industry level, results were broadly negative as well, with metals & mining stocks detracting most, followed by capital markets companies and the real estate management & development group.
     E-House China Holdings was the greatest detractor from performance during 2011. The Shanghai-based company is a leading real estate services business in China. The company’s stock was hurt by a stalled real estate market owing in large measure to the tightening policies instituted by the government to cool inflationary pressures. After building our stake into August, we slightly trimmed our stake in October. Aixtron was another trouble spot as this German company that provides the key tools used in making high brightness light emitting diodes (HB LEDs) saw its stock price plummet in the second half. Weaker-than-expected demand for LED-backlit TVs and overbuilding of LED factories in China—thanks to overly generous government subsidies—led to slackening demand which in turn caused delayed or canceled tool orders. Seeing better opportunities elsewhere, we sold our shares in October and December. Raubex, a vertically integrated South African road construction and rehabilitation company, was another notable decliner. Delays in South Africa’s major road-construction projects, particularly the N1 and N2 Winelands projects, along with lower-priced competition from imported Chinese construction crews, hurt margins and earnings, as did revised earnings guidance. Calendar-year losses notwithstanding, we like the long-term prospects for two South African platinum mining businesses. Aquarius Platinum is the world’s fourth-largest primary platinum producer, while Northam Platinum is the only fully independent, black-owned and controlled integrated platinum producer listed on the Johannesburg Exchange.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

E-House China Holdings ADR	-0.91%

Raubex Group	-0.49

Aixtron	-0.46

Aquarius Platinum	-0.45

Northam Platinum	-0.44

[1] Net of dividends

ROYCE INTERNATIONAL SMALLER-COMPANIES FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP VS. MSCI WORLD EX USA SMALL CORE Value of $10,000 Invested on 6/30/08

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]		$1,117 million

Weighted Average P/E Ratio[2]		11.1x

Weighted Average P/B Ratio		1.8x

Fund Net Assets		$20 million

Turnover Rate		38%

Number of Holdings		154

Symbol
Service Class		RYGSX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/11).

MORNINGSTAR STATISTICAL MEASURES[1]

	RIS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.74	0.71	0.84

Standard Deviation	23.22	23.27	21.64

[1] Three years ended 12/31/11. Category Median and Best Quartile Breakpoint based on 62 foreign small/mid objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 12/31/11

	Average Annual Total Return	Standard Deviation	Return Efficiency[1]

RIS	15.59%	23.22	0.67

Russell Global ex-U.S. Small Cap	17.69	23.34	0.76

[1] Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2011 Annual Report to Shareholders  |  15

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS
Through 12/31/11

July–December 2011[1]	-17.27%

One-Year	-15.37

Since Inception (12/31/10)	-15.37

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	2.07%

Net Operating Expenses	1.88

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RGD

2011	-15.4%

TOP 10 POSITIONS % of Net Assets

Jupiter Fund Management	1.6%

Lincoln Electric Holdings	1.6

Ashmore Group	1.5

Pfeiffer Vacuum Technology	1.5

Ensco ADR	1.5

Donaldson Company	1.4

Burckhardt Compression Holding	1.4

Semperit AG Holding	1.4

Harman International Industries	1.4

Valmont Industries	1.3

PORTFOLIO SECTOR BREAKDOWN
% of Net Assets

Industrials	24.4%

Consumer Discretionary	17.4

Financials	17.0

Health Care	11.3

Materials	11.3

Information Technology	7.7

Consumer Staples	4.5

Energy	4.3

Cash and Cash Equivalents	2.1

Royce Global Dividend Value Fund

Manager’s Discussion
We are pleased to present the first annual discussion on Royce Global Dividend Value Fund (RGD). The Fund has a global scope, primarily looking for dividend-paying companies based in developed countries, including the U.S. At the end of the annual period, the largest country weightings in the Fund were the U.S. at 15.8%, UK at 8.8% and Switzerland at 8.3%.
     From our point of view, dividends have always been a mark of quality in the micro-cap, small-cap and mid-cap spaces. We believe they can also potentially provide a cushion against highly volatile down markets. This attribute, however, was hardly in evidence in RGD during 2011. For the calendar year, the Fund declined 15.4%, trailing a loss of 14.0% for its benchmark, the Russell Global Small Cap Index, for the same period.
     During the slightly more tranquil first half of 2011, a period that nonetheless saw its share of volatility, the Fund underperformed the Russell Global Small Cap Index. The margin was not large, as the Fund was up 2.3% versus a gain of 2.5% for the benchmark. Domestic small-caps reached a new peak on April 29, 2011, though the initial slide was not as steep as it would become in August and September. Those months were marked by intensifying anxieties across the globe over potential defaults in certain European nations and a new round of worry about the possibility of a second recession here in the U.S., to say nothing of our own issues with enormous debt.

These situations were made worse by the stubborn refusal of the developed world’s political leaders to put policies in place that might resolve (or least confront) these serious problems. The third quarter’s precipitous global declines were hardly surprising considering the globe’s macro situation. During the year’s penultimate quarter, RGD fell 19.5% versus a loss of 20.3% for the small-cap index, which gave it a year-to-date edge over its benchmark. Unfortunately, the Fund’s relative disadvantage re-opened during the year’s closing months, which saw a solid rally here in the U.S. and a more tepid rebound overseas that was reflected in the results for both RGD and its benchmark. The Fund gained 2.7% in the fourth quarter, while the Russell Global Small Cap was up 5.3%.

GOOD IDEAS THAT WORKED
Top Contributors to 2011 Performance[1]

Donaldson Company	0.33%

Randgold Resources ADR	0.32

IPG Photonics	0.28

Santen Pharmaceutical	0.27

Daphne International Holdings	0.26

[1] Includes dividends

      For the full year, each of the Fund’s eight equity sectors were negative. The Financials, Consumer Discretionary, Materials, and Industrials sectors were the greatest detractors from performance for the period. At the industry level, capital markets led the decliners, followed

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014. Expenses are estimated for the current fiscal year. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

16 | The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

by the textiles, apparel & luxury goods group, metals & mining companies, construction & engineering stocks, and real estate management & development businesses. At the end of the annual period, Industrials was the portfolio’s largest sector, followed by Consumer Discretionary and Financials. Top-10 holding Donaldson Company was the top performer for the annual period. The Minneapolis-based company manufactures filtration systems and replacement parts. Since 1915, this high-quality company has leveraged innovative technology, strong consumer relationships, and a broad geographic presence to meet the diverse and changing needs of its customers. The company generates 57% of sales outside the U.S. Initiating a position in February 2011, we increased our stake with purchases in June and August.
     E-House China Holdings was the greatest detractor to performance during the annual period. The Shanghai based company is a leading real estate services company in China. The firm offers primary and secondary agency services as well as real estate consulting and information services. Like many small- and micro-cap U.S. listed companies that are based in China or derive a large portion of their business from China, E-House China Holdings was pressured due to the accounting irregularities at another U.S. listed Chinese firm during the first half of the year, while its second-half performance was hurt by a stalled real estate market in China. We first bought shares in RGD’s portfolio in January 2011 before making additional purchases between February and August.

Also from the Financials sector, Egyptian Financial Group-Hermes Holding was another position we initiated in January and built through the first half of 2011. The company is a leading investment bank in the Middle East and is involved in securities brokerage, asset management, investment banking, private equity, and research. In March, the political unrest in Egypt sent its share price into a tailspin from which it did not recover. We like its long-term prospects and position as a leader in an important geopolitical area.
     Raubex Group is a vertically integrated road construction company, which focuses on infrastructure development in South Africa and some areas in Southern Africa. The company’s main line of business is road building and rehabilitation mostly for government-related bodies including municipalities and the South African Roads Agency (SANRAL). It is also a major supplier of aggregates to the construction industry. Raubex is exposed to the buoyant but competitive road-building sector in

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

E-House China Holdings ADR	-0.80%

Egyptian Financial Group- Hermes Holding	-0.52

Raubex Group	-0.47

Li Ning	-0.44

MegaStudy	-0.44

[1] Net of dividends

South Africa and has an expanding footprint in the rest of Africa, a region that has promising long-term prospects. A first-half slowdown in the South African construction sector led to increased competition in the road-building space, and revised earnings guidance in August further depressed its share price through the end of 2011.

ROYCE GLOBAL DIVIDEND VALUE FUND VS. RUSSELL GLOBAL SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$1,292 million

Weighted Average P/E Ratio[2]	12.4x

Weighted Average P/B Ratio	2.0x

Fund Net Assets	$6 million

Turnover Rate	20%

Number of Holdings	173

Symbol Service Class	RGVDX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 12/31/11).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

United States	15.8%

United Kingdom	8.8

Switzerland	8.3

Japan	8.3

Germany	7.0

Hong Kong	6.3

Canada	5.3

France	4.3

South Africa	3.9

South Korea	3.4

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2011 Annual Report to Shareholders  |  17

Global/International

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July-December 2011[1]	-22.82%

One-Year	-21.51

Since Inception (12/31/10)	-21.51

ANNUAL EXPENSE RATIO

Gross Operating Expenses	2.12%

Net Operating Expenses	1.88

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMI

2011	-21.5%

TOP 10 POSITIONS % of Net Assets

Daewoong Pharmaceutical	2.0%

Total Energy Services	1.9

Geodrill	1.9

Parrot	1.9

C. Uyemura & Co.	1.9

Newave Energy Holding	1.8

Saracen Mineral Holdings	1.7

Raubex Group	1.7

Northern Offshore	1.7

Kossan Rubber Industries	1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary	21.7%

Materials	19.1

Industrials	17.0

Information Technology	13.5

Health Care	9.3

Financials	8.6

Energy	8.4

Consumer Staples	2.3

Cash and Cash Equivalents	0.1

Royce International Micro-Cap Fund

Manager’s Discussion
Many of the world’s stock markets were rocked in 2011 by the developed world’s struggles with intractable debt, sluggish economies in many nations, and a seeming dearth of solutions to deal with these problems. The pervasive lack of investor confidence—in leaders, policies, currencies, and markets—seemed to have an outsized effect on the smallest companies. So while we are pleased to be presenting the inaugural annual discussion for one of our newer portfolios, at the same time we wish that it could have taken place under more positive circumstances. Royce International Micro-Cap Fund fell 21.5% in its first full year of operation versus a loss of 18.7% for its international small-cap benchmark, the Russell Global ex-U.S. Small Cap Index, for the same period. This result was made worse by the fact that the Fund enjoyed an advantage over its benchmark during the first half of 2011, gaining 1.7% compared to a 0.8% advance for the international small-cap index.

      First-half results for non-U.S. companies were generally more muted because of lower returns during 2011’s far less volatile first quarter, a span in which the Fund rose 3.5% versus 1.0% for the Russell Global ex-U.S. Small Cap. (For the same period, the small-cap Russell 2000 Index was up 7.9%, and the Russell Microcap Index rose 6.8%.) As the second quarter got underway, and nearly all stocks were subject to some degree of volatility, both asset classes held up relatively well in the early stages of the downturn. The Fund was down 1.7% versus a loss of 0.2% for its benchmark. Of course, that was only the beginning of a steep decline that would gain momentum in the summer months. The Russell Global ex-U.S. Small Cap Index reached its 2011 high on May 2, 2011 and hit its low on October 4, 2011. During this downdraft, RMI fell 28.5% versus a loss of 26.9% for the benchmark, which shows the Fund’s relative disadvantage in the downturn. As fears mounted of European defaults,
GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Wildcat Silver	0.48%

Total Energy Services	0.45

Diploma	0.34

Richmont Mines	0.33

Hang Ten Group Holdings	0.24

[1] Includes dividends

a second U.S. recession, and a slowdown in China, investors fled from equities in increasing numbers, particularly micro-caps and non-U.S. companies. The Fund finished the third quarter with a loss of 23.2% compared to a decline of 19.4% for the Russell Global ex-U.S. Small Cap. (For the sake of context, the Russell Microcap Index fell 22.7% in the third quarter, and micro-cap companies within the Fund’s benchmark lost more than their small-cap siblings in 2011.)

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014. Expenses are estimated for the current fiscal year. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

              18  |   The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

      The difficulties continued for the Fund and its benchmark as the U.S. markets rallied in the fourth quarter. As U.S. economic data showed signs of improvement, domestic markets gained momentum while international indexes languished. In the fourth quarter, the Russell 2000 advanced 15.5%, the Russell Microcap was up 13.8%, the Russell Global ex-U.S. Small Cap gained 0.1%, and RMI climbed only 0.5%.
     We were disappointed with the Fund’s performance in 2011, but remain confident in its long-term prospects. Its debut came at a very challenging time, near the end of a vigorous rally that came on the heels of a bear market made all the worse by the global financial crisis. Micro-cap companies across the globe struggled through a year marked by a highly correlated market, investors abandoning international equities, and an on-again, off-again attitude toward risk. The end result was a particularly tough year for both micro-caps and non-U.S. companies. In spite of 2011’s difficulties, we are confident in our disciplined approach to stock selection, which focuses on well-managed companies with strong balance sheets and high returns on invested capital, and in the long-term potential for our portfolio holdings.
     The Fund’s sector and industry results show the high degree of correlation that has been present in the markets. Only one of RMI’s sectors finished 2011 in the black, and its net gains were modest. The leading detractors from performance were the Consumer Discretionary and Industrials sectors, though substantive net losses also came from Information Technology, Financials, and Materials. Industry groups that call one of these sectors home accounted for the portfolio’s top 12 loss leaders at the industry level, with textiles, apparel & luxury goods companies, and machinery stocks detracting most.

     China-based BCD Semiconductor, which suffered from being something of a broken IPO, also had trouble in the first half as accounting irregularities at unrelated U.S.-listed Chinese companies drove investors away from many others, even those that were running their businesses effectively and with propriety. BCD then hit macro headwinds in the third quarter that were especially rough on semiconductor businesses. We sold our shares in November as its price fell. We felt more confident in the long-term prospects of top-20 holding Miraial, a Japanese company that makes silicon wafer shipping boxes for semiconductors as well as filters, couplings, and bulbs for fluid systems and plastic electronic parts. Disappointing quarterly earnings and the tough market for its industry kept investors selling. We built our stake in China Ting Group between February and August. The company produces silk and silk-blended apparel for markets in the U.S., Europe, and, increasingly, China. It too saw its share price plummet in the third quarter, as its three major markets were battling worries that they were on the verge of a slowdown.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

BCD Semiconductor Manufacturing ADR	-0.73%

China Ting Group Holdings	-0.68

Miraial	-0.61

Coltene Holding	-0.53

Severfield-Rowen	-0.51

[1] Net of dividends

ROYCE INTERNATIONAL MICRO-CAP FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$258 million

Weighted Average P/E Ratio[2]	9.4x

Weighted Average P/B Ratio	1.2x

Fund Net Assets	$4 million

Turnover Rate	71%

Number of Holdings	97

Symbol
Service Class	ROIMX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/11).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Hong Kong	13.1%

France	8.7

Canada	8.4

Australia	8.0

United Kingdom	6.0

Switzerland	5.8

Germany	5.2

Singapore	4.9

Malaysia	4.7

Japan	4.7

South Africa	4.5

South Korea	3.5

India	3.4

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2011 Annual Report to Shareholders  |  19

GLOBAL/INTERNATIONAL

Global/International Funds generally focus on non-U.S. based companies using our core approach to security selection.

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/11

July–December 2011[1]	-20.03%

One-Year	-16.75

Since Inception (12/31/10)	-16.75

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	2.07%

Net Operating Expenses	1.88

[1] Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RIP

2011	-16.8%

TOP 10 POSITIONS % of Net Assets

Mayr-Melnhof Karton	3.3%

Jupiter Fund Management	2.9

Semperit AG Holding	2.8

Value Partners Group	2.6

Pfeiffer Vacuum Technology	2.6

FamilyMart	2.5

Carl Zeiss Meditec	2.3

USS	2.2

PUMA	2.2

Spirax-Sarco Engineering	2.1

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Consumer Discretionary	20.6%

Industrials	19.4

Health Care	16.9

Materials	16.6

Financials	13.2

Consumer Staples	6.0

Information Technology	4.9

Telecommunication Services	0.4

Cash and Cash Equivalents	2.0

Royce International Premier Fund

Manager’s Discussion
Global economic uncertainty defined the investment climate as equity investors found themselves navigating choppy waters over the course of 2011. The European debt crisis remained the dominant issue, with fluctuations in news flow driving the rounds of “risk on, risk off” that brought heightened volatility and general risk aversion to the equity asset class. The year began peacefully enough as positive economic data and solid earnings reports gave markets an early lift. However, global supply chain disruptions spurred by the Japanese nuclear crisis and breakdowns in Greek debt restructuring talks were just the opening acts in a barrage of negative news that snapped investors’ fragile confidence.
      The late summer emergence of Italy and Spain as potential trouble spots in the EU combined with political brinksmanship in the U.S. around budget negotiations that resulted in the historic downgrade of the U.S. sovereign credit rating fueled investor unease and drove speculation that perhaps the tenuous global economic recovery was unsustainable. Royce International Premier Fund (RIP), launched at the end of 2010 with the mandate of investing in the highest quality and most durable small-cap businesses we find outside the U.S., declined 16.8% in its first full year, slightly outperforming its benchmark, the Russell Global ex-U.S. Small Cap Index, which fell 18.7%.
      In RIP we look at non-U.S. small-cap companies, those with market capitalizations between $500 million and $2.5 billion. Like its domestic counterpart, the Fund is a limited portfolio. It typically holds less than 100 positions of what we think are financially strong small-cap companies headquartered outside the U.S. During the generally bullish first quarter, RIP was able to nimbly deploy its initial cash position using the broad institutional knowledge of international small caps that existed within the firm prior to the Fund’s launch. Gaining 2.7% in the first quarter, RIP beat its benchmark, which rose 1.0%. As global markets became more volatile in the second quarter, RIP advanced 1.4% compared to a loss of 0.2% for the Russell Global ex-U.S. Small Cap. The second quarter gave way to an extremely challenging and volatile third quarter for global equity markets. The Fund performed largely in line with the international small-cap index in this highly correlated period, losing 20.4% versus a loss of 19.4% for the benchmark.

GOOD IDEAS THAT WORKED Top Contributors to 2011 Performance[1]

Randgold Resources ADR	0.48%

Santen Pharmaceutical	0.45

FamilyMart	0.37

USS	0.35

Luk Fook Holdings (International)	0.28

[1] Includes dividends

The fourth quarter saw a reprieve from the rampant selling, though for non-U.S. stocks it showed very little in terms of gains. RIP was close to flat for the quarter, gaining 0.4% compared to an even slighter 0.1% gain for the international small-cap index.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses other than acquired fund fees and expenses, at or below 1.69% through April 30, 2014. Expenses are estimated for the current fiscal year. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds and other investment companies. Regarding the two “Good Ideas” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2011.

             20  |  The Royce Funds 2011 Annual Report to Shareholders

Performance and Portfolio Review

While disappointed with the absolute return for the Fund’s first full year, our time frame for assessing both companies and the results of our portfolio remains firmly focused on the long term.
     From a sector standpoint, six of the Fund’s nine equity sectors detracted from performance in 2011. Materials led all detractors by a large margin, followed by Consumer Discretionary. Each sector owed its weakness to the economic sensitivity of these groups in a period marked by pervasive fears of another global economic downturn. Financials and Information Technology were also notably weak. Financials continued to be plagued by legacy issues related to overleveraged sovereigns and the developed market consumer, and though there are pockets that look compelling. Consumer Staples and Energy were two bright spots as the defensive nature of the former contrasted with strong security selection in the latter. At the industry level, results were also broadly negative. Metals & mining companies, textiles, apparel & luxury goods stocks, and the real estate management & development group were the top detractors from returns. More defensive industries such as specialty retail and food & staples retailing managed small net gains in the highly risk-averse environment.
     E-House China Holdings was the greatest detractor from performance during 2011. The Shanghai-based company is a leading real estate services business in China. The company’s stock was hurt by a stalled real estate market owing in large measure to the tightening policies instituted by the government to cool inflationary pressures. We built our stake into August. Between January and June, we bought shares in MegaStudy, a South Korean educational firm that specializes in online tutoring and test preparation. Its recent earnings remained positive, but lower than what analysts were expecting, which seemed to keep investors away. We felt less sanguine about the prospects for Aixtron, a German company that provides the key tools used in making high brightness light emitting diodes (HB LEDs), as its stock price plummeted in the second half. Weaker-than-expected demand for LED-backlit TVs and overbuilding of LED factories in China—thanks to overly generous government subsidies—led to slackening demand which in turn caused delayed or canceled tool orders. We sold our shares in RIP’s portfolio in October and December. We also sold some shares in silk and silk-blended apparel maker Li Ning, though we still held a decent-sized position at the end of the year. Its business suffered from the fear of economic global slowdowns in its primary markets of Europe, the U.S., and China. London-based Hochschild Mining was a victim of the downdraft in commodity prices and, in the spring, threats of mine nationalizations in one of their main areas of operations, Peru. We remain committed to this investment, believing that the strength and diversity of its other projects can help the company to reverse course.

GOOD IDEAS AT THE TIME Top Detractors from 2011 Performance[1]

E-House China Holdings ADR	-1.43%

MegaStudy	-0.88

Aixtron	-0.81

Li Ning	-0.81

Hochschild Mining	-0.78

[1] Net of dividends

ROYCE INTERNATIONAL PREMIER FUND VS. RUSSELL GLOBAL EX-U.S. SMALL CAP Value of $10,000 Invested on 12/31/10

Includes reinvestment of distributions.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization[1]	$1,492 million

Weighted Average P/E Ratio[2]	11.9x

Weighted Average P/B Ratio	2.1x

Fund Net Assets	$4 million

Turnover Rate	42%

Number of Holdings	76

Symbol
Service Class	RYIPX

[1] Geometrically calculated
[2] The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/11).

PORTFOLIO COUNTRY BREAKDOWN[1,2] % of Net Assets

Germany	13.8%

United Kingdom	11.2

Japan	11.0

Switzerland	10.4

Hong Kong	7.7

South Africa	6.5

Austria	6.1

France	5.7

South Korea	4.6

Brazil	4.1

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

The Royce Funds 2011 Annual Report to Shareholders  |  21

Schedules of Investments

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 98.6%

Australia – 2.0%
†Allied Gold Mining [1]	35,000	$78,815
Centamin [1]	186,500	238,514

Total (Cost $469,538)		317,329

Austria – 6.2%
Mayr-Melnhof Karton	6,000	508,718
Semperit AG Holding	12,500	481,299

Total (Cost $1,176,173)		990,017

Belgium – 4.1%
EVS Broadcast Equipment	3,500	178,885
GIMV	3,900	186,155
Sipef	3,900	292,759

Total (Cost $767,882)		657,799

Denmark – 1.8%
H Lundbeck	3,700	69,577
SimCorp	1,400	213,779

Total (Cost $278,450)		283,356

Egypt – 0.5%
†Citadel Capital [1]	200,000	84,567

Total (Cost $185,888)		84,567

Finland – 1.5%
Vaisala Cl. A	10,800	229,238

Total (Cost $352,561)		229,238

France – 13.8%
†Altamir Amboise [1]	20,000	155,569
Alten	2,600	61,210
Audika Groupe	7,000	118,683
Beneteau	18,000	188,515
bioMerieux	2,500	178,736
Boiron	9,000	233,198
Ipsen	7,000	219,699
Manutan International	3,000	131,237
Parrot [1]	10,500	235,644
Piscines Desjoyaux	15,000	99,593
Societe Internationale de Plantations
d’Heveas	1,400	107,793
Vetoquinol	9,000	246,943
Virbac	1,400	217,253

Total (Cost $2,872,740)		2,194,073

Germany – 17.8%
Aixtron	8,500	108,361
Carl Zeiss Meditec	22,500	475,248
Fuchs Petrolub	8,000	311,811
KWS Saat	1,400	279,403
†Nemetschek	5,500	183,654
	SHARES	VALUE
Germany (continued)
Pfeiffer Vacuum Technology	5,000	$437,586
†PUMA	1,000	291,206
Rational	1,000	217,693
SMA Solar Technology	3,900	217,879
Takkt	27,500	303,243

Total (Cost $3,240,208)		2,826,084

Greece – 0.8%
†JUMBO	26,300	129,347

Total (Cost $182,498)		129,347

Italy – 2.8%
Azimut Holding	18,200	145,925
†Geox	24,200	67,904
Recordati	32,500	234,923

Total (Cost $546,511)		448,752

Jersey – 0.5%
Randgold Resources	800	81,812

Total (Cost $34,112)		81,812

Netherlands – 0.9%
†ASM International	5,000	147,286

Total (Cost $167,580)		147,286

Norway – 3.3%
Ekornes	18,700	306,411
†Marine Harvest	130,000	56,210
TGS-NOPEC Geophysical	7,400	163,940

Total (Cost $628,864)		526,561

South Africa – 8.0%
Adcock Ingram Holdings	32,500	248,605
ADvTECH	150,000	115,205
Discovery Holdings	33,900	182,675
Lewis Group	30,000	297,861
Northam Platinum	55,000	204,396
Raubex Group	130,000	214,988

Total (Cost $1,526,183)		1,263,730

Spain – 1.2%
Almirall	27,900	191,742

Total (Cost $262,136)		191,742

Switzerland – 12.2%
Bank Sarasin & Co. Cl. B	5,400	157,809
Banque Privee Edmond de Rothschild	5	127,755
†Belimo Holding	30	54,136
Burckhardt Compression Holding	1,550	387,788
Inficon Holding	1,000	163,952
†Logitech International [1]	21,000	163,989
Partners Group Holding	1,600	279,187
Sika	65	122,485

22 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce Global Value Fund

	SHARES	VALUE
Switzerland (continued)
Sonova Holding	2,000	$209,198
†Sulzer	1,950	208,432
VZ Holding	700	71,915

Total (Cost $1,956,426)		1,946,646

Turkey – 1.5%
Mardin Cimento Sanayii	76,600	241,884

Total (Cost $368,798)		241,884

United Arab Emirates – 2.8%
Abu Dhabi National Hotels	205,000	122,783
Lamprell	76,900	320,897

Total (Cost $376,456)		443,680

United Kingdom – 16.9%
Ashmore Group	80,000	414,962
Diploma	35,000	184,644
†EnQuest [1]	135,000	193,826
Hochschild Mining	62,500	374,467
JKX Oil & Gas	57,600	121,656
Jupiter Fund Management	140,000	472,019
†Keller Group	30,000	124,162
Michael Page International	8,000	43,335
Rotork	7,100	212,808
Severfield-Rowen	67,500	174,538
Spirax-Sarco Engineering	9,700	282,150
Victrex	5,000	85,104

Total (Cost $2,973,302)		2,683,671

TOTAL COMMON STOCKS
(Cost $18,366,306)		15,687,574

REPURCHASE AGREEMENT – 1.2%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $192,000 (collateralized
by obligations of various U.S. Government
Agencies, 0.14% due 9/7/12, valued at $200,000)
(Cost $192,000)		192,000

TOTAL INVESTMENTS – 99.8%
(Cost $18,558,306)		15,879,574

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.2%		38,291

NET ASSETS – 100.0%		$15,917,865

	SHARES	VALUE
COMMON STOCKS – 96.9%

Australia – 4.8%
Aquarius Platinum	750,000	$1,825,163
Centamin [1]	2,975,000	3,837,750
†CGA Mining [1]	1,250,000	2,515,338
Medusa Mining	1,200,000	5,461,753

Total (Cost $22,684,562)		13,640,004

Austria – 6.7%
Mayr-Melnhof Karton	111,700	9,470,635
Semperit AG Holding	243,900	9,391,113

Total (Cost $26,318,738)		18,861,748

Belgium – 2.8%
EVS Broadcast Equipment	44,800	2,289,725
GIMV	28,000	1,336,495
Sipef	57,300	4,301,312

Total (Cost $10,075,776)		7,927,532

Brazil – 1.1%
†Tegma Gestao Logistica	225,000	3,094,089

Total (Cost $3,581,487)		3,094,089

Canada – 11.1%
†Aurizon Mines [1]	400,000	1,972,000
Major Drilling Group International	222,200	3,389,436
Pan American Silver	298,000	6,499,380
Pason Systems	300,000	3,533,742
Seabridge Gold [1]	178,100	2,869,191
Sprott	796,000	4,524,015
Trican Well Service	496,900	8,560,094

Total (Cost $41,963,876)		31,347,858

China – 2.0%
China Forestry Holdings [1], 2	3,300,000	626,722
E-House China Holdings ADR	750,000	3,202,500
†Li Ning	2,130,000	1,694,873

Total (Cost $13,788,171)		5,524,095

Egypt – 0.4%
†Citadel Capital [1]	3,000,000	1,268,499

Total (Cost $2,898,826)		1,268,499

France – 1.6%
Boiron	85,000	2,202,426
Societe Internationale de Plantations
d’Heveas	30,000	2,309,849

Total (Cost $6,526,526)		4,512,275

Germany – 7.0%
Aixtron	175,000	2,230,964
Carl Zeiss Meditec	259,000	5,470,641
†Fuchs Petrolub	70,000	2,728,345

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 23

Schedules of Investments

Royce Global Value Fund (continued)

	SHARES	VALUE
Germany (continued)
Pfeiffer Vacuum Technology	67,500	$5,907,412
SMA Solar Technology	60,000	3,351,979

Total (Cost $30,028,291)		19,689,341

Hong Kong – 5.1%
Asian Citrus Holdings	4,725,000	2,463,916
Luk Fook Holdings (International)	940,000	3,279,943
Value Partners Group	16,688,000	8,530,291

Total (Cost $20,549,719)		14,274,150

India – 2.5%
†Graphite India	2,259,000	2,922,386
Maharashtra Seamless	702,000	4,212,925

Total (Cost $10,232,459)		7,135,311

Italy – 1.0%
Recordati	375,000	2,710,646

Total (Cost $3,769,424)		2,710,646

Japan – 9.8%
FamilyMart	197,500	7,980,057
Moshi Moshi Hotline	525,000	4,945,108
Santen Pharmaceutical	198,200	8,162,843
†USS	72,000	6,510,589

Total (Cost $25,160,042)		27,598,597

Mexico – 0.5%
Industrias Bachoco ADR	70,000	1,334,900

Total (Cost $1,732,842)		1,334,900

Norway – 3.0%
Ekornes	216,830	3,552,896
TGS-NOPEC Geophysical	227,600	5,042,260

Total (Cost $8,752,904)		8,595,156

South Africa – 4.9%
Adcock Ingram Holdings	422,500	3,231,863
Lewis Group	394,200	3,913,897
Northam Platinum	789,600	2,934,389
Raubex Group	2,295,759	3,796,617

Total (Cost $19,556,970)		13,876,766

South Korea – 1.7%
MegaStudy	50,000	4,774,305

Total (Cost $7,858,363)		4,774,305

Sweden – 1.3%
†Autoliv	70,000	3,744,300

Total (Cost $5,111,475)		3,744,300

Switzerland – 3.6%
Burckhardt Compression Holding	18,000	4,503,354
	SHARES	VALUE
Switzerland (continued)
Partners Group Holding	22,000	$3,838,816
Sika	1,000	1,884,382

Total (Cost $11,743,077)		10,226,552

Turkey – 1.3%
Mardin Cimento Sanayii	1,120,000	3,536,686

Total (Cost $5,048,747)		3,536,686

United Arab Emirates – 2.0%
Lamprell	1,350,000	5,633,430

Total (Cost $6,386,099)		5,633,430

United Kingdom – 9.5%
Ashmore Group	1,469,400	7,621,807
Hochschild Mining	960,000	5,751,815
Jupiter Fund Management	2,524,500	8,511,511
†Spirax-Sarco Engineering	103,000	2,996,032
Victrex	120,000	2,042,506

Total (Cost $34,315,075)		26,923,671

United States – 13.2%
Allied Nevada Gold [1]	249,000	7,539,720
Helmerich & Payne	112,700	6,577,172
Jacobs Engineering Group [1]	50,000	2,029,000
Lam Research [1]	94,000	3,479,880
Lincoln Electric Holdings	20,000	782,400
Nu Skin Enterprises Cl. A	76,500	3,715,605
Teradyne [1]	446,400	6,084,432
†Veeco Instruments [1]	147,900	3,076,320
Western Digital [1]	129,500	4,008,025

Total (Cost $44,943,169)		37,292,554

TOTAL COMMON STOCKS
(Cost $363,026,618)		273,522,465

REPURCHASE AGREEMENT – 2.2%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $6,394,007 (collateralized
by obligations of various U.S. Government
Agencies, 0.20% due 9/14/12, valued at $6,555,000)
(Cost $6,394,000)		6,394,000

TOTAL INVESTMENTS – 99.1%
(Cost $369,420,618)		279,916,465

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.9%		2,422,692

NET ASSETS – 100.0%		$282,339,157

24 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce International Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 94.6%

Australia – 4.2%
†Allied Gold Mining [1]	50,000	$112,592
Aquarius Platinum	38,000	92,475
Centamin [1]	65,000	83,850
†CGA Mining [1]	65,000	130,798
Medusa Mining	42,500	193,437
†Regis Resources [1]	40,000	138,283
†Saracen Mineral Holdings [1]	121,000	92,819

Total (Cost $1,120,464)		844,254

Austria – 2.9%
Mayr-Melnhof Karton	3,000	254,359
Semperit AG Holding	8,500	327,284

Total (Cost $662,532)		581,643

Belgium – 1.8%
EVS Broadcast Equipment	3,000	153,330
GIMV	2,000	95,464
Sipef	1,500	112,600

Total (Cost $351,008)		361,394

Brazil – 3.3%
Duratex	37,500	179,332
†Eternit	25,000	119,287
Grendene	50,000	206,139
†Tegma Gestao Logistica	12,000	165,018

Total (Cost $813,647)		669,776

Canada – 6.9%
†Alexco Resource [1]	12,000	81,720
†Aurizon Mines [1]	20,000	98,600
Ensign Energy Services	4,000	63,804
Gildan Activewear	7,600	142,804
Gluskin Sheff + Associates	5,000	73,178
Ivanhoe Mines [1]	2,900	51,388
Major Drilling Group International	14,000	213,556
Pan American Silver	7,000	152,670
Ritchie Bros. Auctioneers	3,500	77,280
Seabridge Gold [1]	4,000	64,440
ShawCor Cl. A	2,300	65,201
Sprott	22,000	125,035
Trican Well Service	10,000	172,270

Total (Cost $1,385,351)		1,381,946

Cayman Islands – 1.2%
Greenlight Capital Re Cl. A [1]	10,000	236,700

Total (Cost $194,676)		236,700

China – 2.6%
†Anta Sports Products	130,000	155,332
China Forestry Holdings [1], 2	201,000	38,173
†Daphne International Holdings	125,000	139,218
E-House China Holdings ADR	36,500	155,855
	SHARES	VALUE
China (continued)
Minth Group	28,000	$26,246

Total (Cost $731,446)		514,824

Cyprus – 0.5%
†Globaltrans Investment GDR	7,000	96,250

Total (Cost $94,058)		96,250

Denmark – 0.4%
SimCorp	600	91,620

Total (Cost $93,065)		91,620

Finland – 0.6%
Marimekko	4,000	51,149
Vaisala Cl. A	3,000	63,677

Total (Cost $152,669)		114,826

France – 8.9%
†Altamir Amboise [1]	12,500	97,231
Alten	3,000	70,627
Audika Groupe	5,000	84,773
Beneteau	14,000	146,623
bioMerieux	2,000	142,989
Boiron	5,500	142,510
Ipsen	4,500	141,235
Manutan International	3,000	131,237
Paris Orleans et Cie	5,000	94,480
Parrot [1]	7,000	157,096
Piscines Desjoyaux	10,000	66,395
Societe BIC	700	62,059
Societe Internationale de Plantations d’Heveas	2,300	177,089
Vetoquinol	6,000	164,629
Virbac	750	116,385

Total (Cost $2,173,869)		1,795,358

Germany – 7.4%
Carl Zeiss Meditec	13,500	285,149
Fuchs Petrolub	5,000	194,882
KWS Saat	600	119,744
†Nemetschek	2,000	66,783
Pfeiffer Vacuum Technology	3,000	262,552
†PUMA	615	179,092
SMA Solar Technology	3,500	195,532
STRATEC Biomedical	2,000	82,185
Takkt	10,000	110,270

Total (Cost $1,565,993)		1,496,189

Greece – 0.4%
†JUMBO	15,000	73,772

Total (Cost $97,059)		73,772

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 25

Schedules of Investments

Royce International Smaller-Companies Fund (continued)

	SHARES	VALUE
Hong Kong – 6.8%
Asia Satellite Telecommunications
Holdings	20,500	$41,176
Asian Citrus Holdings	185,000	96,471
†ASM Pacific Technology	8,000	89,769
†Bosideng International Holdings	250,000	70,494
†Esprit Holdings	15,000	19,352
Luk Fook Holdings (International)	20,000	69,786
Midland Holdings	201,000	104,556
†New World Department Store China	100,000	56,911
Pacific Textiles Holdings	220,000	124,636
Pico Far East Holdings	350,000	62,640
Stella International Holdings	30,000	65,202
†Texwinca Holdings	60,000	66,593
Value Partners Group	498,000	254,559
†VTech Holdings	10,000	100,301
†Xtep International Holdings	450,000	142,534

Total (Cost $1,616,012)		1,364,980

India – 2.4%
†AIA Engineering	25,000	126,165
†Educomp Solutions	13,000	47,001
Graphite India	75,000	97,025
Maharashtra Seamless	27,500	165,036
Unichem Laboratories	22,000	49,133

Total (Cost $724,351)		484,360

Italy – 1.4%
†DiaSorin	2,600	65,585
†Geox	20,000	56,118
Recordati	22,500	162,639

Total (Cost $357,952)		284,342

Japan – 10.3%
†BML	5,000	118,228
†C. Uyemura & Co.	3,500	136,871
EPS	75	144,407
FamilyMart	7,500	303,040
†Hisamitsu Pharmaceutical	2,800	118,592
Hogy Medical	3,000	126,868
Moshi Moshi Hotline	25,000	235,481
Nomura Research Institute	6,000	135,637
Santen Pharmaceutical	7,500	308,886
Shimano	3,350	162,778
†USS	3,000	271,275

Total (Cost $1,925,617)		2,062,063

Jersey – 0.2%
Randgold Resources ADR	400	40,840

Total (Cost $17,414)		40,840

	SHARES	VALUE
Luxembourg – 0.2%
Reinet Investments [1]	2,300	$40,886

Total (Cost $33,411)		40,886

Malaysia – 0.5%
†Padini Holdings	325,000	111,751

Total (Cost $123,584)		111,751

Mexico – 1.0%
Grupo Herdez	65,000	115,936
Industrias Bachoco ADR	5,000	95,350

Total (Cost $180,522)		211,286

Netherlands – 0.4%
Hunter Douglas	2,000	75,118

Total (Cost $82,673)		75,118

Norway – 1.4%
†Marine Harvest	250,000	108,095
TGS-NOPEC Geophysical	8,000	177,232

Total (Cost $243,017)		285,327

Poland – 0.8%
†NG2	8,000	108,960
†Warsaw Stock Exchange	4,500	45,968

Total (Cost $187,653)		154,928

Singapore – 0.4%
ARA Asset Management	79,900	75,462

Total (Cost $50,891)		75,462

South Africa – 5.3%
Adcock Ingram Holdings	27,500	210,358
ADvTECH	150,000	115,205
Bell Equipment [1]	50,000	98,482
Discovery Holdings	30,000	161,659
Lewis Group	20,000	198,574
Northam Platinum	40,000	148,652
Raubex Group	80,000	132,300

Total (Cost $1,211,375)		1,065,230

South Korea – 3.0%
Binggrae	4,000	206,944
GS Home Shopping	1,000	100,695
MegaStudy	1,420	135,590
Woongjin Coway	5,000	158,854

Total (Cost $630,905)		602,083

Spain – 0.7%
Almirall	20,200	138,824

Total (Cost $190,408)		138,824

26 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Sweden – 0.6%
Lundin Petroleum [1]	5,200	$127,846

Total (Cost $30,136)		127,846

Switzerland – 7.3%
Bank Sarasin & Co. Cl. B	3,000	87,672
Banque Privee Edmond de Rothschild	3	76,653
†Belimo Holding	50	90,227
Burckhardt Compression Holding	1,100	275,205
Lindt & Spruengli	3	100,255
†Logitech International [1]	6,500	50,759
†Newave Energy Holding	1,500	88,789
Partners Group Holding	1,200	209,390
Sika	43	81,028
†Straumann Holding	300	51,773
†Sulzer	2,000	213,776
Vontobel Holding	1,200	26,828
VZ Holding	1,100	113,010

Total (Cost $1,434,294)		1,465,365

Turkey – 0.9%
Mardin Cimento Sanayii	45,000	142,099
Vestel Beyaz Esya Sanayi	35,500	31,681

Total (Cost $313,111)		173,780

United Arab Emirates – 1.9%
Abu Dhabi National Hotels	130,000	77,862
Lamprell	60,000	250,375
SHUAA Capital [1]	346,700	51,913

Total (Cost $399,652)		380,150

United Kingdom – 7.7%
Ashmore Group	55,000	285,286
†EnQuest [1]	90,000	129,218
Hikma Pharmaceuticals	7,500	72,214
Hochschild Mining	35,000	209,702
JKX Oil & Gas	40,000	84,483
Jupiter Fund Management	85,000	286,583
†Keller Group	4,700	19,452
Michael Page International	9,800	53,085
Rotork	3,000	89,919
Severfield-Rowen	40,000	103,430
Spirax-Sarco Engineering	4,500	130,894
Victrex	5,000	85,104

Total (Cost $1,599,786)		1,549,370

United States – 0.3%
WaterFurnace Renewable Energy	4,500	68,731

Total (Cost $103,221)		68,731

VALUE
TOTAL COMMON STOCKS
(Cost $20,891,822)	$19,021,274

REPURCHASE AGREEMENT – 6.0%
Fixed Income Clearing Corporation,
0.01% dated 12/30/11, due 1/3/12,
maturity value $1,194,001 (collateralized
by obligations of various U.S. Government
Agencies, 4.25% due 9/30/12, valued at $1,228,445)
(Cost $1,194,000)	1,194,000

TOTAL INVESTMENTS – 100.6%
(Cost $22,085,822)	20,215,274

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.6)%	(112,405)

NET ASSETS – 100.0%	$20,102,869

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 27

Schedules of Investments

Royce Global Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 97.9%

Australia – 1.3%
†Cochlear	300	$19,024
†Industrea	13,000	13,030
†Medusa Mining	8,000	36,412
†Platinum Asset Management	3,000	10,801

Total (Cost $117,948)		79,267

Austria – 2.5%
†Mayr-Melnhof Karton	800	67,829
†Semperit AG Holding	2,200	84,709

Total (Cost $204,945)		152,538

Belgium – 1.2%
†EVS Broadcast Equipment	600	30,666
†Sipef	600	45,040

Total (Cost $92,737)		75,706

Brazil – 1.5%
†Eternit	4,500	21,471
†Grendene	9,000	37,105
†Tegma Gestao Logistica	2,500	34,379

Total (Cost $121,101)		92,955

Canada – 5.3%
†AGF Management Cl. B	800	12,423
†Canadian Energy Services & Technology	1,200	13,134
†E-L Financial	40	13,350
†Major Drilling Group International	4,200	64,067
†Pan American Silver	1,600	34,896
†Pason Systems	1,000	11,779
†Ritchie Bros. Auctioneers	3,200	70,656
†ShawCor Cl. A	450	12,757
†Sprott	4,500	25,575
†Stella-Jones	800	31,803
†Trican Well Service	2,000	34,454

Total (Cost $381,983)		324,894

China – 2.0%
†Anta Sports Products	15,000	17,923
†Daphne International Holdings	39,000	43,436
†E-House China Holdings ADR	8,500	36,295
†Li Ning	30,000	23,871

Total (Cost $186,601)		121,525

Cyprus – 0.6%
†Globaltrans Investment GDR	2,500	34,375

Total (Cost $33,391)		34,375

Denmark – 1.1%
†H Lundbeck	700	13,163
	SHARES	VALUE
Denmark (continued)
†SimCorp	350	$53,445

Total (Cost $70,624)		66,608

Egypt – 1.0%
†Egyptian Financial Group-Hermes
Holding [1]	21,875	36,273
†Lecico Egypt	25,000	24,292

Total (Cost $108,636)		60,565

Finland – 1.9%
†CapMan Cl. B	10,000	13,072
†Marimekko	1,500	19,181
†Nokian Renkaat	600	19,321
†Ponsse	3,500	31,709
†Vaisala Cl. A	1,500	31,838

Total (Cost $169,370)		115,121

France – 4.3%
†Alten	1,200	28,251
†Audika Groupe	1,000	16,955
†bioMerieux	300	21,448
†Ipsen	1,000	31,386
†LaCie	7,500	29,703
†Manutan International	500	21,873
†Paris Orleans et Cie	500	9,448
†Piscines Desjoyaux	3,000	19,919
†Societe BIC	215	19,061
†Societe Internationale de Plantations
d’Heveas	300	23,098
†Vetoquinol	1,500	41,157

Total (Cost $362,770)		262,299

Germany – 7.0%
†Carl Zeiss Meditec	2,500	52,806
†Fielmann	200	19,010
†Fuchs Petrolub	1,700	66,260
†KWS Saat	75	14,968
†Nemetschek	1,100	36,731
†Pfeiffer Vacuum Technology	1,050	91,893
†PUMA	145	42,225
†Rational	225	48,981
†STRATEC Biomedical	500	20,546
†Takkt	3,500	38,594

Total (Cost $502,914)		432,014

Greece – 0.2%
†JUMBO	2,100	10,328

Total (Cost $15,504)		10,328

Hong Kong – 6.3%
†Arts Optical International Holdings	60,000	15,682
†Asian Citrus Holdings	40,000	20,858
†ASM Pacific Technology	1,300	14,587
†Lung Kee (Bermuda) Holdings	50,000	22,661

28 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

	SHARES	VALUE
Hong Kong (continued)
†Midland Holdings	75,000	$39,013
†New World Department Store China	25,500	14,512
†Pacific Textiles Holdings	30,000	16,996
†Pico Far East Holdings	85,000	15,213
†Stella International Holdings	10,000	21,734
†Tao Heung Holdings	60,000	23,022
†Texwinca Holdings	35,000	38,846
†Value Partners Group	126,000	64,407
†VTech Holdings	2,000	20,060
†Win Hanverky Holdings	276,000	23,810
†Xtep International Holdings	105,000	33,258

Total (Cost $522,893)		384,659

Indonesia – 0.6%
†Selamat Sempurna	250,000	37,497

Total (Cost $34,519)		37,497

Italy – 1.4%
†DiaSorin	1,000	25,225
†Landi Renzo	9,000	14,223
†Recordati	3,500	25,299
†Sabaf	1,300	18,827

Total (Cost $154,589)		83,574

Japan – 8.3%
†BML	700	16,552
†EPS	20	38,509
†FamilyMart	2,000	80,811
†Hisamitsu Pharmaceutical	600	25,412
†Moshi Moshi Hotline	8,000	75,354
†Nihon Kohden	1,200	29,606
†Nomura Research Institute	1,000	22,606
†Osaka Securities Exchange	3	17,227
†Santen Pharmaceutical	1,800	74,133
†Shimano	800	38,872
†TOTO	2,000	15,435
†USS	800	72,340

Total (Cost $470,743)		506,857

Jersey – 1.3%
†Randgold Resources ADR	800	81,680

Total (Cost $61,335)		81,680

Lebanon – 0.2%
†BLOM Bank GDR	1,600	11,696

Total (Cost $16,017)		11,696

Malaysia – 1.4%
†CB Industrial Product Holdings [1]	20,000	27,886
†Faber Group	25,000	14,117
†Padini Holdings	100,000	34,385
†Zhulian Corporation	23,500	12,973

Total (Cost $98,745)		89,361

	SHARES	VALUE
Mexico – 1.2%
†Bolsa Mexicana de Valores	26,500	$42,006
†Grupo Herdez	10,600	18,906
†Industrias Bachoco ADR	800	15,256

Total (Cost $88,186)		76,168

Netherlands – 0.7%
†Beter Bed Holding	1,500	27,150
†Hunter Douglas	400	15,024

Total (Cost $46,657)		42,174

Norway – 1.7%
†Ekornes	2,500	40,964
†Marine Harvest	45,000	19,457
†TGS-NOPEC Geophysical	2,000	44,308

Total (Cost $137,500)		104,729

Poland – 0.7%
†Warsaw Stock Exchange	4,500	45,968

Total (Cost $69,866)		45,968

Singapore – 1.9%
†ARA Asset Management	35,500	33,528
†Armstrong Industrial	90,000	15,612
†Broadway Industrial Group	90,000	20,470
†SATS	6,600	10,940
†Singapore Exchange	2,900	13,706
†Super Group	25,000	25,346

Total (Cost $161,188)		119,602

South Africa – 3.9%
†Adcock Ingram Holdings	6,000	45,896
†ADvTECH	45,000	34,562
†Discovery Holdings	7,500	40,415
†Lewis Group	4,000	39,715
†Northam Platinum	8,000	29,730
†Raubex Group	30,000	49,613

Total (Cost $309,256)		239,931

South Korea – 3.4%
†Binggrae	700	36,215
†Bukwang Pharmaceutical	1,575	19,619
†Daewoong Pharmaceutical	1,030	25,929
†Green Cross	200	25,347
†MegaStudy	500	47,743
†Sung Kwang Bend	1,500	24,740
†Woongjin Coway	1,000	31,771

Total (Cost $256,411)		211,364

Spain – 0.3%
†Bolsas y Mercados Espanoles	600	16,152

Total (Cost $17,729)		16,152

Switzerland – 8.3%
†Bank Sarasin & Co. Cl. B	700	20,457

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 29

Schedules of Investments

Royce Global Dividend Value Fund (continued)

	SHARES	VALUE

Switzerland (continued)
†Belimo Holding	15	$27,068
†Burckhardt Compression Holding	350	87,565
†Coltene Holding	1,200	40,690
†Inficon Holding	300	49,186
†LEM Holding	100	40,988
†Partners Group Holding	400	69,796
†Sika	16	30,150
†Straumann Holding	250	43,144
†Sulzer	400	42,755
†Vontobel Holding	350	7,825
†VZ Holding	500	51,368

Total (Cost $613,128)		510,992

Taiwan – 0.3%
†Chroma Ate	4,160	8,161
†Hotung Investment Holdings	90,000	8,743

Total (Cost $25,010)		16,904

Thailand – 0.2%
†Hana Microelectronics	18,000	10,783

Total (Cost $15,019)		10,783

Turkey – 0.6%
†Mardin Cimento Sanayii	11,000	34,735

Total (Cost $50,294)		34,735

United Arab Emirates – 0.7%
†Lamprell	10,000	41,729

Total (Cost $47,327)		41,729

United Kingdom – 8.8%
†Ashmore Group	18,000	93,366
†Close Brothers Group	1,200	11,545
†De La Rue	1,200	16,614
†Diploma	4,100	21,630
†Domino Printing Sciences	1,500	11,927
†Ensco ADR	1,900	89,148
†Hochschild Mining	7,500	44,936
†JKX Oil & Gas	7,000	14,785
†Jupiter Fund Management	30,000	101,147
†Michael Page International	2,500	13,542
†Rathbone Brothers	700	11,523
†Severfield-Rowen	10,200	26,375
†Spirax-Sarco Engineering	1,200	34,905
†Willis Group Holdings	1,300	50,440

Total (Cost $647,272)		541,883

United States – 15.8%
†Apollo Global Management Cl. A	5,400	67,014
†Brink’s Company (The)	2,300	61,824
†Donaldson Company	1,300	88,504
†Expeditors International of Washington	1,200	49,152
†Greif Cl. A	1,500	68,325
	SHARES	VALUE

United States (continued)
†Harman International Industries	2,200	$83,688
†Invesco	3,600	72,324
†KBR	2,600	72,462
†Landauer	600	30,900
†Lincoln Electric Holdings	2,500	97,800
†ManpowerGroup	1,915	68,461
†Sims Metal Management ADR	3,000	38,550
†Towers Watson & Company Cl. A	260	15,582
†Valmont Industries	900	81,711
†WaterFurnace Renewable Energy	1,000	15,274
†Western Union	3,300	60,258

Total (Cost $1,067,590)		971,829

TOTAL COMMON STOCKS
(Cost $7,279,798)		6,008,462

TOTAL INVESTMENTS – 97.9%
(Cost $7,279,798)		6,008,462

CASH AND OTHER ASSETS
LESS LIABILITIES – 2.1%		126,227

NET ASSETS – 100.0%		$6,134,689

30 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce International Micro-Cap Fund

	SHARES	VALUE

COMMON STOCKS – 99.9%

Australia – 8.0%
†Evolution Mining [1]	35,000	$53,697
†Imdex	10,000	18,922
†Industrea	55,000	55,129
†Kingsrose Mining [1]	7,500	10,816
†Saracen Mineral Holdings [1]	81,000	62,135
†TFS Corporation	68,477	43,423
†Troy Resources NL	9,500	41,393

Total (Cost $319,759)		285,515

Bermuda – 1.7%
†Northern Offshore	29,000	61,822

Total (Cost $59,398)		61,822

Brazil – 1.3%
†Eternit	10,000	47,715

Total (Cost $54,672)		47,715

Canada – 8.4%
†Alexco Resource [1]	4,400	29,964
†GASFRAC Energy Services [1]	4,500	30,832
†Goldgroup Mining [1]	20,000	21,988
†Great Panther Silver [1]	9,000	17,550
†Legumex Walker [1]	4,000	20,221
†Richmont Mines [1]	5,000	53,800
†Spanish Mountain Gold [1]	22,500	17,227
†Sprott Resource [1]	10,000	38,969
†Total Energy Services	4,000	68,162

Total (Cost $303,147)		298,713

Cayman Islands – 0.7%
†Endeavour Mining [1]	10,000	23,853

Total (Cost $25,104)		23,853

China – 1.2%
†E-House China Holdings ADR	8,500	36,295
†Qunxing Paper Holdings [2]	41,000	5,437

Total (Cost $64,015)		41,732

Egypt – 0.5%
†Cairo Poultry	6,000	10,148
†Citadel Capital [1]	20,000	8,457

Total (Cost $29,218)		18,605

Finland – 1.1%
†Ponsse	2,000	18,119
†Vaisala Cl. A	1,000	21,226

Total (Cost $49,262)		39,345

France – 8.7%
†Altamir Amboise [1]	3,500	27,225
†Audika Groupe	2,000	33,909
	SHARES	VALUE

France (continued)
†Exel Industries	400	$16,489
†Manutan International	800	34,996
†Neurones	5,000	47,240
†Parrot [1]	3,000	67,327
†Piscines Desjoyaux	4,200	27,886
†Vetoquinol	2,000	54,876

Total (Cost $420,051)		309,948

Germany – 5.2%
†Aurelius	1,000	31,586
†Deutsche Beteiligungs	2,800	56,461
†Mobotix	1,200	34,168
†Nemetschek	1,500	50,087
†STRATEC Biomedical	300	12,328

Total (Cost $222,717)		184,630

Hong Kong – 13.1%
†Arts Optical International Holdings	140,000	36,593
†Chen Hsong Holdings	60,000	18,618
†China High Precision Automation Group [2]	30,000	5,280
†China Ting Group Holdings	651,000	38,976
†DBA Telecommunication (Asia) Holdings	70,000	20,910
†Fairwood Holdings	17,000	22,239
†Goldlion Holdings	140,000	53,717
†Hang Ten Group Holdings	75,000	25,590
†Lung Kee (Bermuda) Holdings	70,000	31,726
†Midland Holdings	90,000	46,816
†Pico Far East Holdings	180,000	32,215
†Tak Sing Alliance Holdings	500,000	36,696
†Tao Heung Holdings	110,000	42,206
†Tse Sui Luen Jewellery International	43,000	29,399
†Win Hanverky Holdings	300,000	25,880

Total (Cost $615,736)		466,861

India – 3.4%
†FAG Bearings India	2,100	41,520
†Graphite India	30,000	38,810
†Maharashtra Seamless	7,100	42,609

Total (Cost $150,178)		122,939

Indonesia – 1.9%
†Clipan Finance Indonesia	500,000	23,711
†Selamat Sempurna	300,000	44,996

Total (Cost $78,353)		68,707

Isle of Man – 1.9%
†Geodrill [1]	30,000	67,730

Total (Cost $86,616)		67,730

Italy – 2.5%
†Nice	19,500	60,319
†Piquadro	14,000	27,940

Total (Cost $131,331)		88,259

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 31

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

Japan – 4.7%
†C. Uyemura & Co.	1,700	$66,481
†EPS	25	48,136
†Miraial	4,000	53,423

Total (Cost $223,271)		168,040

Malaysia – 4.7%
†CB Industrial Product Holdings [1]	40,000	55,773
†Kossan Rubber Industries	60,000	61,514
†Padini Holdings	150,000	51,577

Total (Cost $172,957)		168,864

Netherlands – 0.5%
†Beter Bed Holding	1,000	18,100

Total (Cost $17,485)		18,100

Poland – 1.2%
†Elektrobudowa	1,600	44,975

Total (Cost $80,553)		44,975

Singapore – 4.9%
†Armstrong Industrial	200,000	34,694
†Broadway Industrial Group	181,600	41,303
†CSE Global	85,000	49,150
†Hersing Corporation	300,000	49,728

Total (Cost $266,702)		174,875

South Africa – 4.5%
†ADvTECH	40,000	30,721
†Bell Equipment [1]	8,000	15,757
†Merafe Resources	450,000	51,285
†Raubex Group	37,500	62,016

Total (Cost $218,802)		159,779

South Korea – 3.5%
†Binggrae	1,000	51,736
†Daewoong Pharmaceutical	2,884	72,601

Total (Cost $151,338)		124,337

Spain – 0.5%
†Clinica Baviera	2,000	16,825

Total (Cost $19,371)		16,825

Sweden – 1.4%
†Bjorn Borg	10,000	51,148

Total (Cost $77,462)		51,148

Switzerland – 5.8%
†Calida Holding	1,000	29,756
†Coltene Holding	1,000	33,908
†Inficon Holding	350	57,383
†LEM Holding	50	20,494
	SHARES	VALUE

Switzerland (continued)
†Newave Energy Holding	1,100	$65,113

Total (Cost $231,062)		206,654

Turkey – 0.9%
†Mardin Cimento Sanayii	10,000	31,578

Total (Cost $38,717)		31,578

United Kingdom – 6.0%
†Diploma	5,500	29,016
†GlobeOp Financial Services	6,500	28,769
†JKX Oil & Gas	15,000	31,681
†Latchways	1,600	27,395
†Mears Group	7,000	23,916
†Promethean World	50,000	42,708
†Severfield-Rowen	10,000	25,857
†Ted Baker	700	7,042

Total (Cost $253,153)		216,384

United States – 1.7%
†Century Casinos [1]	12,000	31,080
†WaterFurnace Renewable Energy	2,000	30,547

Total (Cost $82,721)		61,627

TOTAL COMMON STOCKS
(Cost $4,443,151)		3,569,560

TOTAL INVESTMENTS – 99.9%
(Cost $4,443,151)		3,569,560

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.1%		2,150

NET ASSETS – 100.0%		$3,571,710

32 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

December 31, 2011

Royce International Premier Fund

	SHARES	VALUE

COMMON STOCKS – 98.0%

Australia – 1.4%
†Medusa Mining	12,500	$56,893

Total (Cost $93,788)		56,893

Austria – 6.1%
†Mayr-Melnhof Karton	1,600	135,658
†Semperit AG Holding	3,000	115,512

Total (Cost $330,854)		251,170

Belgium – 2.3%
†EVS Broadcast Equipment	500	25,555
†Sipef	900	67,560

Total (Cost $113,934)		93,115

Brazil – 4.1%
†Duratex	12,500	59,777
†Grendene	12,500	51,535
†Tegma Gestao Logistica	4,000	55,006

Total (Cost $231,092)		166,318

Canada – 2.0%
†Gluskin Sheff + Associates	900	13,172
†Pan American Silver	3,050	66,521

Total (Cost $125,019)		79,693

China – 2.0%
†E-House China Holdings ADR	12,500	53,375
†Li Ning	35,000	27,850

Total (Cost $182,252)		81,225

Finland – 1.0%
†Nokian Renkaat	600	19,320
†Vaisala Cl. A	1,000	21,226

Total (Cost $52,359)		40,546

France – 5.7%
†Alten	1,200	28,251
†Beneteau	3,500	36,656
†bioMerieux	300	21,448
†Boiron	1,500	38,867
†Manutan International	500	21,873
†Vetoquinol	2,000	54,876
†Virbac	200	31,036

Total (Cost $333,504)		233,007

Germany – 13.8%
†Carl Zeiss Meditec	4,500	95,050
†Fuchs Petrolub	1,500	58,464
†Nemetschek	1,000	33,392
†Pfeiffer Vacuum Technology	1,200	105,021
†PUMA	310	90,274
†Rational	350	76,192
	SHARES	VALUE

Germany (continued)
†SMA Solar Technology	800	$44,693
†Takkt	5,500	60,649

Total (Cost $668,561)		563,735

Hong Kong – 7.7%
†Asia Satellite Telecommunications
Holdings	8,000	16,069
†ASM Pacific Technology	2,500	28,053
†Midland Holdings	80,000	41,614
†Pacific Textiles Holdings	70,000	39,657
†Stella International Holdings	5,000	10,867
†Texwinca Holdings	15,000	16,648
†Value Partners Group	211,000	107,855
†VTech Holdings	2,000	20,060
†Xtep International Holdings	110,000	34,842

Total (Cost $432,222)		315,665

India – 0.3%
†eClerx Services	1,000	12,993

Total (Cost $15,561)		12,993

Italy – 2.3%
†DiaSorin	1,000	25,225
†Recordati	7,000	50,599
†Tod’s	200	16,320

Total (Cost $137,735)		92,144

Japan – 11.0%
†EPS	30	57,763
†FamilyMart	2,500	101,013
†Moshi Moshi Hotline	7,500	70,644
†Santen Pharmaceutical	2,000	82,370
†Shimano	1,000	48,590
†USS	1,000	90,425

Total (Cost $416,932)		450,805

Jersey – 2.0%
†Randgold Resources ADR	800	81,680

Total (Cost $60,795)		81,680

Mexico – 0.7%
†Fresnillo	1,200	28,457

Total (Cost $27,219)		28,457

Norway – 1.8%
†Ekornes	4,500	73,735

Total (Cost $106,885)		73,735

Philippines – 0.7%
†GMA Holdings PDR	200,000	29,643

Total (Cost $31,718)		29,643

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 33

Schedules of Investments	December 31, 2011

Royce International Premier Fund (continued)

	SHARES	VALUE

Singapore – 0.4%
†Super Group	15,000	$15,208

Total (Cost $15,828)		15,208

South Africa – 6.5%
†Adcock Ingram Holdings	7,500	57,371
†Discovery Holdings	10,000	53,886
†Lewis Group	6,000	59,572
†Northam Platinum	10,000	37,163
†Raubex Group	35,000	57,881

Total (Cost $342,371)		265,873

South Korea – 4.6%
†Binggrae	1,200	62,083
†Green Cross	100	12,674
†MegaStudy	800	76,389
†Woongjin Coway	1,200	38,125

Total (Cost $229,869)		189,271

Switzerland – 10.4%
†Belimo Holding	10	18,045
†Burckhardt Compression Holding	300	75,056
†Geberit	100	19,270
†Partners Group Holding	400	69,797
†Sika	16	30,150
†Sonova Holding	800	83,679
†Straumann Holding	450	77,659
†Sulzer	500	53,444

Total (Cost $481,621)		427,100

	SHARES	VALUE

United Kingdom – 11.2%
†Ashmore Group	16,000	$82,992
†Hochschild Mining	13,500	80,885
†Jupiter Fund Management	35,000	118,005
†Rotork	1,600	47,957
†Spirax-Sarco Engineering	3,000	87,263
†Victrex	2,500	42,552

Total (Cost $535,741)		459,654

TOTAL COMMON STOCKS
(Cost $4,965,860)		4,007,930

TOTAL INVESTMENTS – 98.0%
(Cost $4,965,860)		4,007,930

CASH AND OTHER ASSETS
LESS LIABILITIES – 2.0%		81,861

NET ASSETS – 100.0%		$4,089,791

†	New additions in 2011.
[1]	Non-income producing.
[2]
Securities for which market quotations are not readily available represent 0.2%, 0.2% and 0.3% of net assets for Royce Global Value Fund, Royce International Smaller-Companies Fund and Royce International Micro-Cap Fund, respectively. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2011, market value.

34 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	December 31, 2011

	Royce	Royce	Royce
	European Smaller-	Global	International Smaller-
	Companies Fund	Value Fund	Companies Fund
ASSETS:
Investments at value	$15,687,574	$273,522,465	$19,021,274
Repurchase agreements (at cost and value)	192,000	6,394,000	1,194,000
Cash and foreign currency	67,188	–	5,261
Receivable for investments sold	106,205	2,195,508	–
Receivable for capital shares sold	5,237	2,271,274	221,819
Receivable for dividends and interest	36,500	301,465	35,947
Prepaid expenses and other assets	240	4,975	243

Total Assets	16,094,944	284,689,687	20,478,544

LIABILITIES:
Payable to custodian for cash overdrawn and foreign currency	–	32,035	–
Payable for capital shares redeemed	133,085	1,842,418	330,061
Payable for investment advisory fees	15,092	317,142	14,159
Accrued expenses	28,902	158,935	31,455

Total Liabilities	177,079	2,350,530	375,675

Net Assets	$15,917,865	$282,339,157	$20,102,869

ANALYSIS OF NET ASSETS:
Paid-in capital	$20,992,359	$383,821,463	$22,462,181
Undistributed net investment income (loss)	(46,571)	(101,148)	(11,012)
Accumulated net realized gain (loss) on investments and foreign
currency	(2,347,743)	(11,858,166)	(476,982)
Net unrealized appreciation (depreciation) on investments and
foreign currency	(2,680,180)	(89,522,992)	(1,871,318)

Net Assets	$15,917,865	$282,339,157	$20,102,869

Investment Class		$141,180,146
Service Class	$15,917,865	122,574,459	$20,102,869
Consultant Class		18,584,552

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class		12,020,692
Service Class	1,871,965	10,414,684	2,098,671
Consultant Class		1,587,074

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class [1]		$11.74
Service Class [1]	$8.50	11.77	$9.58
Consultant Class [2]		11.71

Investments at identified cost	$18,366,306	$363,026,618	$20,891,822

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, Inc.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 35

Statements of Assets and Liabilities	December 31, 2011

	Royce	Royce	Royce
	Global Dividend	International	International
	Value Fund	Micro-Cap Fund	Premier Fund
ASSETS:
Investments at value	$6,008,462	$3,569,560	$4,007,930
Cash and foreign currency	–	–	100,343
Receivable for investments sold	174,745	228,929	–
Receivable for capital shares sold	10,730	24,780	3,000
Receivable for dividends and interest	9,465	4,293	7,843
Prepaid expenses and other assets	52	52	45

Total Assets	6,203,454	3,827,614	4,119,161

LIABILITIES:
Payable to custodian for cash overdrawn and foreign currency	17,985	29,704	–
Payable for capital shares redeemed	29,049	201,091	9,209
Payable for investment advisory fees	844	–	198
Accrued expenses	20,887	25,109	19,963

Total Liabilities	68,765	255,904	29,370

Net Assets	$6,134,689	$3,571,710	$4,089,791

ANALYSIS OF NET ASSETS:
Paid-in capital	$7,464,744	$5,264,797	$5,163,993
Undistributed net investment income (loss)	320	(8,339)	–
Accumulated net realized gain (loss) on investments and foreign currency	(58,758)	(811,207)	(115,995)
Net unrealized appreciation (depreciation) on investments and foreign currency	(1,271,617)	(873,541)	(958,207)

Net Assets	$6,134,689	$3,571,710	$4,089,791

Service Class	$6,134,689	$3,571,710	$4,089,791

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	731,117	462,919	495,298

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class [1]	$8.39	$7.72	$8.26

Investments at identified cost	$7,279,798	$4,443,151	$4,965,860

[1]	Offering and redemption price per share; shares held less than 180 days may be subject to a 2% redemption fee, payable to the Fund.

36 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce European Smaller-				Royce International Smaller-
	Companies Fund		Royce Global Value Fund		Companies Fund

	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10
INVESTMENT OPERATIONS:
Net investment income (loss)	$189,271	$63,486	$2,363,099	$86	$186,087	$59,044
Net realized gain (loss) on investments and
foreign currency	345,669	239,934	(1,113,155)	2,090,551	428,419	1,076,115
Net change in unrealized appreciation
(depreciation) on
investments and foreign currency	(5,588,818)	2,754,746	(115,351,653)	22,542,657	(5,301,142)	2,301,912

Net increase (decrease) in net assets from
investment operations	(5,053,878)	3,058,166	(114,101,709)	24,633,294	(4,686,636)	3,437,071

DISTRIBUTIONS:
Net investment income
Investment Class			(1,481,274)	(24,828)
Service Class	(191,729)	(137,685)	(794,372)	(651,421)	(158,172)	(142,278)
Consultant Class			(102,078)
Net realized gain on investments and
foreign currency
Investment Class			–	–
Service Class	–	–	–	–	(1,529,125)	(434,104)
Consultant Class			–
Return of capital
Service Class	–	–	–	–	(12,924)	–

Total distributions	(191,729)	(137,685)	(2,377,724)	(676,249)	(1,700,221)	(576,382)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class			207,132,510	6,094,259
Service Class	5,751,691	5,551,851	19,816,952	67,568,185	8,177,613	7,559,241
Consultant Class			22,957,004
Shareholder redemption fees
Investment Class			95,961	–
Service Class	43,230	9,664	198,465	52,226	14,620	6,355

Net increase (decrease) in net assets from
capital share transactions	5,794,921	5,561,515	250,200,892	73,714,670	8,192,233	7,565,596

NET INCREASE (DECREASE) IN NET ASSETS	549,314	8,481,996	133,721,459	97,671,715	1,805,376	10,426,285
NET ASSETS:
Beginning of year	15,368,551	6,886,555	148,617,698	50,945,983	18,297,493	7,871,208

End of year	$15,917,865	$15,368,551	$282,339,157	$148,617,698	$20,102,869	$18,297,493

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF YEAR	$(46,571)	$(38,263)	$(101,148)	$(238,425)	$(11,012)	$(36,715)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 37

Statements of Changes in Net Assets

	Royce Global	Royce International	Royce International
	Dividend Value Fund	Micro-Cap Fund	Premier Fund

	Period ended	Period ended	Period ended
	12/31/11 [1]	12/31/11 [1]	12/31/11 [1]
INVESTMENT OPERATIONS:
Net investment income (loss)	$54,007	$48,932	$26,443
Net realized gain (loss) on investments and foreign currency	(57,178)	(805,059)	(113,170)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(1,271,617)	(873,541)	(958,207)

Net increase (decrease) in net assets from investment operations	(1,274,788)	(1,629,668)	(1,044,934)

DISTRIBUTIONS:
Net investment income
Service Class	(50,231)	(63,419)	(28,433)
Net realized gain on investments and foreign currency
Service Class	(5,036)	–	(835)
Return of capital
Service Class	–	(3,157)	(4,438)

Total distributions	(55,267)	(66,576)	(33,706)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	7,459,390	5,265,392	5,165,082
Shareholder redemption fees
Service Class	5,354	2,562	3,349

Net increase (decrease) in net assets from capital share transactions	7,464,744	5,267,954	5,168,431

NET INCREASE (DECREASE) IN NET ASSETS	6,134,689	3,571,710	4,089,791
NET ASSETS:
Beginning of period

End of period	$6,134,689	$3,571,710	$4,089,791

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$320	$(8,339)	$–

[1]	The Fund commenced operations on January 3, 2011.

38 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Period Ended December 31, 2011

	Royce	Royce	Royce	Royce	Royce	Royce
	European Smaller-	Global	International Smaller-	Global Dividend	International	International
	Companies Fund	Value Fund	Companies Fund	Value Fund	Micro-Cap Fund	Premier Fund
INVESTMENT INCOME:
Income:
Dividends	$524,156	$8,764,475	$541,628	$136,730	$125,388	$92,621
Interest	221	4,527	259	98	150	96

Total income	524,377	8,769,002	541,887	136,828	125,538	92,717

Expenses:
Investment advisory fees	247,784	5,095,646	263,165	61,440	58,863	49,164
Distribution fees	49,557	566,987	52,633	12,288	11,320	9,833
Shareholder servicing	35,172	400,996	35,884	12,446	12,268	10,393
Custody	32,653	230,517	47,852	35,135	44,880	30,534
Registration	23,263	73,244	21,457	29,931	30,841	29,931
Audit	13,171	29,625	20,208	14,942	14,942	14,941
Shareholder reports	8,731	105,081	7,700	1,768	1,632	896
Administrative and office facilities	1,799	29,478	1,925	268	278	250
Trustees’ fees	486	9,379	496	97	97	84
Legal	401	8,104	435	1,872	1,875	1,869
Other expenses	1,163	13,897	975	566	591	572

Total expenses	414,180	6,562,954	452,730	170,753	177,587	148,467
Compensating balance credits	(43)	(340)	(29)	(19)	(8)	(22)
Fees waived by investment adviser and distributor	(79,031)	–	(96,901)	(62,915)	(62,033)	(52,311)
Expenses reimbursed by investment adviser	–	(156,711)	–	(24,998)	(38,940)	(29,860)

Net expenses	335,106	6,405,903	355,800	82,821	76,606	66,274

Net investment income (loss)	189,271	2,363,099	186,087	54,007	48,932	26,443

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss):
Investments	352,365	(1,078,151)	435,188	(53,757)	(802,044)	(115,160)
Foreign currency transactions	(6,696)	(35,004)	(6,769)	(3,421)	(3,015)	1,990
Net change in unrealized appreciation (depreciation):
Investments and foreign currency translations	(5,587,902)	(115,337,014)	(5,300,025)	(1,271,336)	(873,592)	(957,930)
Other assets and liabilities denominated in foreign currency	(916)	(14,639)	(1,117)	(281)	51	(277)

Net realized and unrealized gain (loss) on investments and
foreign currency	(5,243,149)	(116,464,808)	(4,872,723)	(1,328,795)	(1,678,600)	(1,071,377)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(5,053,878)	$(114,101,709)	$(4,686,636)	$(1,274,788)	$(1,629,668)	$(1,044,934)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2011 Annual Report to Shareholders | 39

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

			Net Realized and			Distributions								Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	from Net Realized Gain on Investments and Foreign Currency	Distributions from Return of Capital	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce European Smaller-Companies Fund – Service Class [a]
2011	$10.79	$0.10	$(2.31)	$(2.21)	$(0.10)	$–	$–	$(0.10)	$0.02	$8.50	(20.32)%		$15,918	2.09%		2.09%		1.69%		0.95%		36%
2010	8.06	0.03	2.79	2.82	(0.10)	–	–	(0.10)	0.01	10.79	35.20		15,369	2.57		2.57		1.69		0.70		32
2009	5.19	0.06	2.93	2.99	(0.12)	–	–	(0.12)	–	8.06	57.69		6,887	3.21		3.21		1.69		1.11		51
2008	10.14	0.22	(4.95)	(4.73)	(0.23)	–	–	(0.23)	0.01	5.19	(46.38)		4,044	2.74		2.72		1.69		2.22		88
2007	10.00	0.03	0.10	0.13	(0.00)	–	–	(0.00)	0.01	10.14	1.44	[1]	9,469	3.03	[2]	2.60	[2]	1.69	[2]	0.28	[2]	47

Royce Global Value Fund – Investment Class [b]
2011	$14.54	$0.13	$(2.82)	$(2.69)	$(0.12)	$–	$–	$(0.12)	$0.01	$11.74	(18.48)%		$141,180	1.42%		1.42%		1.42%		0.80%		77%
2010	11.02	(0.06)	3.68	3.62	(0.10)	–	–	(0.10)	–	14.54	32.88	[1]	6,626	2.07	[2]	2.07	[2]	1.44	[2]	(0.58	) [2]	42

Royce Global Value Fund – Service Class [c]
2011	$14.56	$0.07	$(2.80)	$(2.73)	$(0.07)	$–	$–	$(0.07)	$0.01	$11.77	(18.69)%		$122,574	1.77%		1.77%		1.69%		0.41%		77%
2010	10.79	(0.03)	3.87	3.84	(0.08)	–	–	(0.08)	0.01	14.56	35.69		141,992	1.84		1.84		1.69		0.01		42
2009	6.70	0.01	4.13	4.14	(0.06)	–	–	(0.06)	0.01	10.79	61.89		50,946	1.88		1.88		1.69		0.11		71
2008	11.20	0.14	(4.65)	(4.51)	(0.03)	(0.00)	–	(0.03)	0.04	6.70	(39.92)		31,040	1.91		1.90		1.69		1.64		45
2007	10.00	(0.14)	1.53	1.39	(0.21)	(0.02)	–	(0.23)	0.04	11.20	14.28	[1]	19,876	2.17	[2]	2.00	[2]	1.69	[2]	(0.23	) [2]	54

Royce Global Value Fund – Consultant Class [d]
2011	$15.66	$(0.09)	$(3.80)	$(3.89)	$(0.06)	$–	$–	$(0.06)	$–	$11.71	(24.82	)% [1]	$18,585	2.64	% [2]	2.64	% [2]	2.44	% [2]	(0.77	)% [2]	77%

Royce International Smaller-Companies Fund – Service Class [e]
2011	$12.85	$0.10	$(2.51)	$(2.41)	$(0.08)	$(0.78)	$(0.01)	$(0.87)	$0.01	$9.58	(18.75)%		$20,103	2.15%		2.15%		1.69%		0.88%		38%
2010	10.49	0.03	2.72	2.75	(0.10)	(0.30)	–	(0.40)	0.01	12.85	26.45		18,297	2.35		2.35		1.69		0.45		55
2009	6.99	(0.02)	3.53	3.51	(0.02)	–	–	(0.02)	0.01	10.49	50.31		7,871	3.01		3.01		1.69		(0.18)		38
2008	10.00	(0.02)	(2.99)	(3.01)	–	–	–	–	–	6.99	(30.10	) [1]	1,960	6.24	[2]	5.98	[2]	1.69	[2]	(0.43	) [2]	1

Royce Global Dividend Value Fund – Service Class [f]
2011	$10.00	$0.08	$(1.62)	$(1.54)	$(0.07)	$(0.01)	$–	$(0.08)	$0.01	$8.39	(15.37	)% [1]	$6,135	3.47	% [2]	3.47	% [2]	1.69	% [2]	1.10	% [2]	20%

Royce International Micro-Cap Fund – Service Class [f]
2011	$10.00	$0.10	$(2.26)	$(2.16)	$(0.12)	$–	$(0.01)	$(0.13)	$0.01	$7.72	(21.51	)% [1]	$3,572	3.92	% [2]	3.92	% [2]	1.69	% [2]	1.08	% [2]	71%

Royce International Premier Fund – Service Class [f]
2011	$10.00	$0.05	$(1.73)	$(1.68)	$(0.06)	$(0.00)	$(0.01)	$(0.07)	$0.01	$8.26	(16.75	)% [1]	$4,090	3.77	% [2]	3.77	% [2]	1.69	% [2]	0.67	% [2]	42%

[a]	The Fund commenced operations on January 3, 2007.
[b]	The Class commenced operations on September 1, 2010.
[c]	The Class commenced operations on January 3, 2007.
[d]	The Class commenced operations on May 2, 2011.
[e]	The Fund commenced operations on July 1, 2008.
[f]	The Fund commenced operations on January 3, 2011.
[1]	Not annualized
[2]	Annualized

40 | The Royce Funds 2011 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

Summary of Significant Accounting Policies:
     Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund (the “Fund” or “Funds”), are six series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust.
      Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
     Under the Fund’s organizational documents, the officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.
     At December 31, 2011, officers, employees of Royce & Associates, LLC (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Smaller-Companies Fund	13%	Royce International Micro-Cap Fund	39%
Royce Global Dividend Value Fund	11%	Royce International Premier Fund	27%

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value under procedures approved by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1  –  quoted prices in active markets for identical securities.
Level 2  –  other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedules of Investments.
Level 3  –  significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
     The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2011. For a detailed breakout of common stocks by country, please refer to the Schedules of Investments.

	Level 1	Level 2	Level 3	Total
Royce European Smaller-Companies Fund
Common Stocks	$–	$15,687,574	$–	$15,687,574
Cash Equivalents	–	192,000	–	192,000
Royce Global Value Fund
Common Stocks	56,914,825	215,980,918	626,722	273,522,465
Cash Equivalents	–	6,394,000	–	6,394,000
Royce International Smaller-Companies Fund
Common Stocks	1,197,647	17,785,454	38,173	19,021,274
Cash Equivalents	–	1,194,000	–	1,194,000

The Royce Funds 2011 Annual Report to Shareholders | 41

Notes to Financial Statements (continued)

Valuation of Investments (continued):

	Level 1	Level 2	Level 3	Total
Royce Global Dividend Value Fund
Common Stocks	$1,346,622	$4,661,840	$–	$6,008,462
Royce International Micro-Cap Fund
Common Stocks	168,689	3,390,154	10,717	3,569,560
Royce International Premier Fund
Common Stocks	201,575	3,806,355	–	4,007,930

Level 3 Reconciliation:

					Realized and
	Balance as of				Unrealized	Balance as of
	12/31/10	Purchases	Transfers In	Transfers Out	Gain (Loss)[1]	12/31/11
Royce European Smaller-Companies Fund
Common Stocks	$44,922	$118,538	$–	$44,922	$(118,538)	$–
Royce Global Value Fund
Common Stocks	–	–	1,549,635	–	(922,913)	626,722
Royce International Smaller-Companies Fund
Common Stocks	102,097	4,031	94,387	102,097	(60,245)	38,173
Royce International Micro-Cap Fund
Common Stocks	–	24,518	–	–	(13,801)	10,717

[1]

The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

Repurchase Agreements:
      The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
      Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral maintained is at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Global Dividend Value Fund pays any dividends from net investment income quarterly and makes any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

42 | The Royce Funds 2011 Annual Report to Shareholders

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
      The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to The Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
       The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Line of Credit:
      The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement expires on July 13, 2012. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate + 1.25% or overnight LIBOR + 1.25%. The Funds did not utilize the line of credit during the period ended December 31, 2011.

Recent Accounting Pronouncements:
     In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) from
	Shares sold		reinvestment of distributions		Shares redeemed		capital share transactions

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

Royce European Smaller-Companies Fund
Service Class	$13,766,916	$7,242,229	$184,460	$133,619	$(8,199,685)	$(1,823,997)	$5,751,691	$5,551,851

Royce Global Value Fund
Investment Class	458,023,470	6,075,100	1,438,187	24,125	(252,329,147)	(4,966)	207,132,510	6,094,259
Service Class	179,708,594	83,554,835	771,935	625,530	(160,663,577)	(16,612,180)	19,816,952	67,568,185
Consultant Class	24,267,972		99,255		(1,410,223)		22,957,004

Royce International Smaller-Companies Fund
Service Class	17,672,503	10,656,114	1,683,837	412,206	(11,178,727)	(3,509,079)	8,177,613	7,559,241

Royce Global Dividend Value Fund
Service Class	8,402,077		55,187		(997,874)		7,459,390

Royce International Micro-Cap Fund
Service Class	8,027,605		65,597		(2,827,810)		5,265,392

Royce International Premier Fund
Service Class	5,928,422		33,706		(797,046)		5,165,082

The Royce Funds 2011 Annual Report to Shareholders | 43

Notes to Financial Statements (continued)

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding

	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended	Period ended
	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10	12/31/11	12/31/10

Royce European Smaller-Companies Fund
Service Class	1,255,164	758,743	21,524	12,689	(828,541)	(202,383)	448,147	569,049

Royce Global Value Fund
Investment Class	31,068,356	454,322	119,550	1,698	(19,622,886)	(348)	11,565,020	455,672
Service Class	12,306,022	6,453,160	64,008	43,959	(11,710,844)	(1,461,080)	659,186	5,036,039
Consultant Class	1,694,955		8,264		(116,145)		1,587,074

Royce International Smaller-Companies Fund
Service Class	1,481,538	948,228	173,413	32,898	(980,107)	(307,842)	674,844	673,284

Royce Global Dividend Value Fund
Service Class	838,658		6,354		(113,895)		731,117

Royce International Micro-Cap Fund
Service Class	799,332		8,378		(344,791)		462,919

Royce International Premier Fund
Service Class	583,848		4,017		(92,567)		495,298

Investment Adviser and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse class-specific expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2012, is shown below to the extent that it impacted net expenses for the period ended December 31, 2011. See the Prospectus for contractual waiver expiration dates.

		Committed net annual			Period ended
	Annual contractual	operating expense ratio cap			December 31, 2011
	advisory fee as a
	percentage of average	Investment	Service	Consultant	Net advisory	Advisory
	net assets[1]	Class[2]	Class[2]	Class[2]	fees	fees waived
Royce European Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	$168,753	$79,031
Royce Global Value Fund	1.25%	N/A	1.69%	2.44%	5,095,646	–
Royce International Smaller-Companies Fund	1.25%	N/A	1.69%	N/A	166,264	96,901
Royce Global Dividend Value Fund	1.25%	N/A	1.69%	N/A	–	61,440
Royce International Micro-Cap Fund	1.30%	N/A	1.69%	N/A	–	58,863
Royce International Premier Fund	1.25%	N/A	1.69%	N/A	–	49,164

[1]

From a base annual rate of 1.25% (1.30% for Royce International Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.

[2]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.
		Period ended December 31, 2011

	Annual contractual distribution fee as	Net distribution	Distribution fees
	a percentage of average net assets	fees	waived
Royce European Smaller-Companies Fund – Service Class	0.25%	$49,557	$–
Royce Global Value Fund – Service Class	0.25%	469,674	–
Royce Global Value Fund – Consultant Class	1.00%	97,313	–
Royce International Smaller-Companies Fund – Service Class	0.25%	52,633	–
Royce Global Dividend Value Fund – Service Class	0.25%	10,813	1,475
Royce International Micro-Cap Fund – Service Class	0.25%	8,150	3,170
Royce International Premier Fund – Service Class	0.25%	6,686	3,147

44 | The Royce Funds 2011 Annual Report to Shareholders

Purchases and Sales of Investment Securities:
For the period ended December 31, 2011, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

	Purchases	Sales		Purchases	Sales
Royce European Smaller-			Royce Global Dividend Value Fund	$8,274,949	$937,973
Companies Fund	$13,957,115	$6,793,521	Royce International Micro-
Royce Global Value Fund	542,706,708	285,519,188	Cap Fund	8,106,568	2,858,358
Royce International Smaller-			Royce International Premier Fund	6,612,572	1,533,542
Companies Fund	14,930,164	7,731,821

Class Specific Expenses:
Class specific expenses, for Funds with multiple classes, were as follows for the period ended December 31, 2011:

					Transfer		Expenses
	Net				Agent		Reimbursed by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Global Value Fund – Investment Class	$–	$146,849	$20,747	$24,964	$(25)	$192,535	$–
Royce Global Value Fund – Service Class	469,674	245,331	78,100	32,490	(310)	825,285	137,577
Royce Global Value Fund – Consultant Class	97,313	8,816	6,234	15,790	(5)	128,148	19,134
	566,987	400,996	105,081	73,244	(340)		156,711
Tax Information:
At December 31, 2011, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce European Smaller-Companies Fund	$18,639,277	$(2,759,703)	$769,084	$3,528,787
Royce Global Value Fund	370,356,723	(90,440,258)	5,584,747	96,025,005
Royce International Smaller-Companies Fund	22,152,512	(1,937,238)	1,379,630	3,316,868
Royce Global Dividend Value Fund	7,279,811	(1,271,349)	140,064	1,411,413
Royce International Micro-Cap Fund	4,446,125	(876,565)	80,596	957,161
Royce International Premier Fund	4,965,860	(957,930)	81,475	1,039,405

The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.

Distributions during the periods ended December 31, 2011 and 2010, were characterized as follows for tax purposes:

	Ordinary Income		Long-Term Capital Gains		Return of Capital
	2011	2010	2011	2010	2011	2010
Royce European Smaller-Companies Fund	$191,729	$137,685	$–	$–	$–	$–
Royce Global Value Fund	2,377,724	676,249	–	–	–	–
Royce International Smaller-Companies Fund	402,788	409,013	1,284,509	167,369	12,924	–
Royce Global Dividend Value Fund	55,267		–		–
Royce International Micro-Cap Fund	63,419		–		3,157
Royce International Premier Fund	29,268		–		4,438

The Royce Funds 2011 Annual Report to Shareholders | 45

Notes to Financial Statements (continued)

Tax Information (continued):

     The tax basis components of distributable earnings at December 31, 2011, were as follows:

					Qualified
					Late Year
					Ordinary
					and
					Post-
	Undistributed	Capital Loss	Capital Loss	Net Unrealized	October	Total	Capital Loss
	Ordinary	Carryforward	Carryforward	Appreciation	Loss	Distributable	Carryforward
	Income	to 12/31/16	to 12/31/17[1]	(Depreciation)[2]	Deferrals[3]	Earnings	Utilized
Royce European Smaller-Companies Fund	$–	$(316,206)	$(1,537,904)	$(2,761,151)	$(459,233)	$(5,074,494)	$802,659
Royce Global Value Fund	–	–	(7,981,106)	(90,459,101)	(3,042,099)	(101,482,306)	2,667,913
Royce International Smaller-Companies Fund	–	–	–	(1,938,005)	(421,307)	(2,359,312)	–
Royce Global Dividend Value Fund	385	–	–	(1,271,631)	(58,809)	(1,330,055)	–
Royce International Micro-Cap Fund	–	–	(198,142)	(876,515)	(618,430)	(1,693,087)	–
Royce International Premier Fund	–	–	–	(958,207)	(115,995)	(1,074,202)	–

[1]
For Royce International Micro-Cap Fund, this amount represents $198,142 with no expiration. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

[2]	Includes timing differences on foreign currency, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.
[3]
Under the current tax law, capital losses, foreign currency losses and losses realized on Passive Foreign Investment Companies after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the period ended December 31, 2011, the Funds recorded the following permanent reclassifications, which relate primarily to distribution reclassifications, foreign currency transactions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Loss)	Gain (Loss)	Capital
Royce European Smaller-Companies Fund	$(5,850)	$6,018	$(168)
Royce Global Value Fund	151,903	(8,793)	(143,110)
Royce International Smaller-Companies Fund	(2,212)	2,212	–
Royce Global Dividend Value Fund	(3,455)	3,455	–
Royce International Micro-Cap Fund	6,148	(6,148)	–
Royce International Premier Fund	1,990	(1,990)	–

     Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2008 – 2011) and has concluded that as of December 31, 2011, no provision for income tax is required in the Funds’ financial statements.

46 | The Royce Funds 2011 Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and the Shareholders of
Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Royce European Smaller-Companies Fund, Royce Global Value Fund, Royce International Smaller-Companies Fund, Royce Global Dividend Value Fund, Royce International Micro-Cap Fund and Royce International Premier Fund (constituting The Royce Fund, hereafter referred to as the “Funds”) at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 22, 2012

The Royce Funds 2011 Annual Report to Shareholders | 47

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2011, and held for the entire six-month period ended December 31, 2011. Service and Consultant Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2011, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
	7/1/11	12/31/11	Period[1]	7/1/11	12/31/11	Period[1]	Ratio[2]
Investment Class

Royce Global Value Fund	$1,000.00	$783.41	$6.38	$1,000.00	$1,018.05	$7.22	1.42%

Service Class

Royce European Smaller-
Companies Fund	1,000.00	752.16	7.46	1,000.00	1,016.69	8.59	1.69
Royce Global Value Fund	1,000.00	783.02	7.60	1,000.00	1,016.69	8.59	1.69
Royce International Smaller-
Companies Fund	1,000.00	785.02	7.60	1,000.00	1,016.69	8.59	1.69
Royce Global Dividend
Value Fund	1,000.00	827.27	7.78	1,000.00	1,016.69	8.59	1.69
Royce International Micro-
Cap Fund	1,000.00	771.81	7.55	1,000.00	1,016.69	8.59	1.69
Royce International
Premier Fund	1,000.00	799.69	7.67	1,000.00	1,016.69	8.59	1.69

Consultant Class

Royce Global Value Fund	1,000.00	779.64	10.95	1,000.00	1,012.91	12.38	2.44

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

48 | The Royce Funds 2011 Annual Report to Shareholders

Federal Tax Information

     In January 2012, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2011.

2011 Supplemental Tax Information:

			%	Long-Term Capital
	%	% U.S. Govt	Income Qualifying	Gain Distribution or
Fund	QDI	Income	For DRD	Maximum Allowable (000’s)
Royce European Smaller-Companies Fund	100.00%	N/A	0.00%	N/A
Royce Global Value Fund	100.00%	N/A	0.00%	N/A
Royce International Smaller-Companies Fund	57.15%	N/A	0.00%	$1,285
Royce Global Dividend Value Fund	100.00%	N/A	1.14%	N/A
Royce International Micro-Cap Fund	100.00%	N/A	0.00%	N/A
Royce International Premier Fund	100.00%	N/A	0.00%	N/A

Definitions:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
     For the year ended December 31, 2011, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

		Net Foreign
	Net Foreign	Source Income	Foreign	Foreign
Fund	Source Income	Per Share	Tax	Tax Per Share
Royce European Smaller-Companies Fund	$255,136	$.1304	$64,665	$.0331
Royce Global Value Fund	3,196,492	.1249	801,855	.0313
Royce International Smaller-Companies Fund	332,130	.1704	49,135	.0252
Royce Global Dividend Value Fund	64,992	.0865	9,881	.0131
Royce International Micro-Cap Fund	63,494	.1250	7,103	.0140
Royce International Premier Fund	35,558	.0694	7,595	.0148

The Royce Funds 2011 Annual Report to Shareholders | 49

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee[1], President
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: President, Co-Chief Investment Officer and Member of Board of Managers of Royce & Associates, LLC (“Royce”), the Trust’s investment adviser.

Mark R. Fetting, Trustee[1]
Age: 57 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director of Legg Mason, Inc. and Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past 5 Years: President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds. Mr. Fetting’s prior business experience includes having served as a member of the Board of Managers of Royce; President of all Legg Mason Funds; Senior Executive Vice President of Legg Mason, Inc.; Director and/or officer of various Legg Mason, Inc. affiliates; Division President and Senior Officer of Prudential Financial Group, Inc. and related companies.

Patricia W. Chadwick, Trustee
Age: 63 | Number of Funds Overseen: 35 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Richard M. Galkin, Trustee
Age: 73 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Private investor. Mr. Galkin’s prior business experience includes having served as President of Richard M. Galkin Associates, Inc., telecommunications consultants, President of Manhattan Cable Television (a subsidiary of Time, Inc.), President of Haverhills Inc. (another Time, Inc. subsidiary), President of Rhode Island Cable Television and Senior Vice President of Satellite Television Corp. (a subsidiary of Comsat).

Stephen L. Isaacs, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1989
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: President of The Center for Health and Social Policy (since September 1996); Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 69 | Number of Funds Overseen: 51 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 72 | Number of Funds Overseen: 35 | Tenure: Since 1982
Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 66 | Number of Funds Overseen: 51 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 16 Legg Mason Funds; Director of TICC Capital Corp.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

John D. Diederich, Vice President and Treasurer
Age: 60 | Tenure: Since 2001

Principal Occupation(s) During Past Five Years: Chief Operating Officer, Managing Director and member of the Board of Managers of Royce; Chief Financial Officer of Royce; Director of Administration of the Trust; and President of RFS, having been employed by Royce since April 1993.

Jack E. Fockler, Jr., Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Managing Director and Vice President of Royce, and Vice President of RFS, having been employed by Royce since October 1989.

W. Whitney George, Vice President
Age: 53 | Tenure: Since 1995

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer, Managing Director and Vice President of Royce, having been employed by Royce since October 1991.

Daniel A. O’Byrne, Vice President and Assistant Secretary
Age: 49 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

John E. Denneen, Secretary and Chief Legal Officer
Age: 44 | Tenure: 1996-2001 and Since April 2002

Principal Occupation(s) During Past Five Years: General Counsel, Principal, Chief Legal and Compliance Officer and Secretary of Royce; Secretary and Chief Legal Officer of The Royce Funds.

Lisa Curcio, Chief Compliance Officer
Age: 52 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1] Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

50 | The Royce Funds 2011 Annual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2011, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2011 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

   Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

   All indexes referenced are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Europe Small Cap Index is an index of European small-cap stocks. The Russell Global Small Cap Index is an index of global small-cap stocks. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The Russell Global ex-U.S. Large-Cap Index is an index of global large-cap stocks, excluding the United States. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI Europe Small Core Index represents the small-cap segment within the developed equity markets in Europe. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. The MSCI World ex USA Small Core represents these markets excluding the United States. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments and MSCI. Royce has not independently verified the above described information.
   The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.

   Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the prospectus). Royce European Smaller-Companies, Global Value, International Smaller-Companies, Global Dividend Value, International Micro-Cap and International Premier Funds may invest a significant portion of their assets in foreign companies which may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
   This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

   The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2011 Annual Report to Shareholders | 51

2011: In Quotes

Stocks are an imperfect asset, superior only to every other investment over long periods. – Knight Kiplinger, Kiplinger’s Personal Finance, December 2011

Points To Ponder
Across Europe just now men who thought their title was “minister of finance” have woken up to the idea that their job is actually government bond salesman.
– Michael Lewis, Vanity Fair, March 2011

Many European companies are in better shape than the nations in which they’re based.
– James H. Glassman, Kiplinger’s Magazine,
   December 2011

In Absolute Agreement
Stocks have climbed a wall of worry for 42 years. The bigger the worry, the better the returns.
– Bob Olstein, Morningstar Advisor,
   February/March 2011

As long as inflation doesn’t ramp up to the double-digit levels of the 1970s and early 1980s—a scenario I consider extremely unlikely—stocks will act as an excellent hedge. The reason is simple: Stocks are claims on real assets, such as land and plant and equipment, which appreciate in value as overall prices increase.
– Jeremy J. Siegel, Kiplinger’s Personal Finance,
   June 2011

To the extent that some managers are trying to replace active security selection with active allocation across sectors, that is another name for market timing. History suggests that is rarely a durable strategy.
– Edward Bernard, T. Rowe Price Vice Chairman,
   Bloomberg, June 9, 2011

Unquestionably, some people have become very rich through the use of borrowed money. However, that’s also been a way to get very poor. When leverage works, it magnifies your gains. Your spouse thinks you’re clever, and your neighbors get envious. But leverage is addictive. Once having profited from its wonders, very few people retreat to more conservative practices. And as we all learned in third grade—and some relearned in 2008—any series of positive numbers, however impressive the numbers may be, evaporates when multiplied by a single zero. History tells us that leverage all too often produces zeroes, even when it is employed by very smart people.
– Warren Buffett, 2010 Berkshire Hathaway
   Letter to Shareholders

From now on, price pressure and shortages of resources will be a permanent feature of our lives...The world is using up its natural resources at an alarming rate, and this has caused a permanent shift in their value. We all need to adjust our behavior to this new environment. It would help if we did it quickly.
– Jeremy Grantham, The New York Times,
   August 11, 2011

If investing was just all history, the historians would be billionaires. Same with quant and algorithms. High quality stocks in the US and the emerging markets are the place to be, and this panic is a wonderful opportunity to buy them.
– Barton Biggs, Macroeconomic Thoughts,
   August 16, 2011

When markets are highly correlated is exactly when you have really good opportunities to make great long-term investments.
– David Chung, Barron’s, September 5, 2011

Our discipline is very much bottom-up stock-picking, with a strong value-investing bias. I am very cheap in terms of what we want to pay for things. It is not like we don’t like growth. We like growth as much as the next guy. But we just don’t want to pay pie-in-the-sky prices for future bets.
– Michael Katz, Barron’s, November 26, 2011

Cocktail Conversation
The pace at which we can reach our destination of economic bliss will be governed by four things—our power to control population, our determination to avoid wars and civil dissensions, our willingness to entrust to science the direction of those matters which are properly the concern of science, and the rate of accumulation as fixed by the margin between our production and our consumption; of which the last will easily look after itself, given the first three.
– John Maynard Keynes, Economic Possibilities for our
   Grandchildren, 1930

Some people say they want to wait for a clearer view of the future. But when the future is again clear, the present bargains will have vanished. In fact, does anyone think that today’s prices will prevail once full confidence has been restored?
– Dean Witter, May 1932

The thoughts expressed above represent solely the opinions of the persons quoted and, of course, there can be no assurance of future market trends or performance.

52 | This page is not part of the 2011 Annual Report to Stockholders

About The Royce Funds

Wealth Of Experience
With approximately $34 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 35 years. Charles M. Royce, our President and Co-Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff also includes Co-Chief Investment Officer W. Whitney George, 18 Portfolio Managers, five assistant portfolio managers and analysts, and nine traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $144 million invested in The Royce Funds.

This Review and Report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

Contact Us
General Information Additional Report Copies and Prospectus Inquiries (800) 221-4268	RIA Services Fund Materials and Performance Updates (800) 33-ROYCE (337-6923)	Broker/Dealer Services Fund Materials and Performance Updates (800) 59-ROYCE (597-6923)	Shareholder Services Transactions and Account Inquiries (800) 841-1180	Royce InfoLine 24-Hour Automated Telephone Service (800) 78-ROYCE (787-6923)

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
Year ended December 31, 2011 - $592,797
Year ended December 31, 2010 - $520,960

(b)	Audit-Related Fees:
Year ended December 31, 2011 - $0
Year ended December 31, 2010 - $0

(c)	Tax Fees:
Year ended December 31, 2011 - $252,979 – Preparation of tax returns and excise tax review
Year ended December 31, 2010 - $223,331 – Preparation of tax returns and excise tax review

(d)	All Other Fees:
Year ended December 31, 2011 - $0
Year ended December 31, 2010 - $0

(e)(1)         Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant’s Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)	Not Applicable

(f)	Not Applicable

(g)	Year ended December 31, 2011 - $252,979
Year ended December 31, 2010 - $223,331

(h)	No such services were rendered during 2011 or 2010.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.
(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/ Charles M. Royce
Charles M. Royce
President

Date: March 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND		THE ROYCE FUND

BY:	/s/ Charles M. Royce	BY:	/s/ John D. Diederich
	Charles M. Royce		John D. Diederich
	President		Chief Financial Officer

Date: March 2, 2012		Date: March 2, 2012